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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HARLEYSVILLE GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 22, 2012

Dear Harleysville Group Inc. Stockholder:

        You are cordially invited to attend a special meeting (the "Special Meeting") of the stockholders of Harleysville Group Inc., a Delaware corporation (the "Company," "we" or "us"), to be held on Tuesday, April 24, 2012, at 1:00 p.m. (E.S.T.). The Special Meeting will take place at our corporate headquarters located at 355 Maple Avenue, Harleysville, Pennsylvania 19438. Holders of record of our common stock at the close of business on February 29, 2012, will be entitled to vote at the Special Meeting or any adjournment or postponement thereof.

        On September 28, 2011, the Company and Harleysville Mutual Insurance Company, a Pennsylvania mutual insurance company and the owner as of such date of approximately 53.5% of the Company's issued and outstanding common stock ("Harleysville Mutual"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Nationwide Mutual Insurance Company, an Ohio mutual insurance company ("Nationwide Mutual"), and Nationals Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nationwide Mutual ("Merger Sub"). The Merger Agreement provides for the merger (the "Parent Merger") of Harleysville Mutual with and into Nationwide Mutual, with Nationwide Mutual continuing as the surviving entity, and, immediately thereafter, the merger (the "Merger") of Merger Sub with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Nationwide Mutual.

        At the Special Meeting, we will ask you to (i) adopt the Merger Agreement; and (ii) approve, on a non-binding advisory basis, compensation that may be received by our named executive officers in connection with or related to the Merger Agreement, which we refer to in the accompanying proxy statement as "golden parachute compensation."

        In connection with the Merger Agreement, Harleysville Mutual also entered into a Stockholder Voting Agreement with Nationwide Mutual (the "Voting Agreement") pursuant to which Harleysville Mutual agreed, among other things, to vote all of the shares of our common stock owned by Harleysville Mutual in favor of the proposal to adopt the Merger Agreement. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, no vote of any stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting.

        If the Merger and the Parent Merger are consummated: (i) the policyholders of Harleysville Mutual will become policyholders of Nationwide Mutual and members of Nationwide Mutual; and (ii) each share of the Company's common stock issued and outstanding immediately prior to the effective time of the Merger (other than (1) shares owned by the Company and its subsidiaries, (2) shares owned by Harleysville Mutual and its subsidiaries, which will be owned by Nationwide Mutual (as the surviving corporation of the Parent Merger), and (3) shares for which appraisal rights have been properly exercised under Delaware law) will be converted into the right to receive $60.00 in cash, without interest and less any applicable withholding taxes.

        Following the completion of the Merger and the Parent Merger, Nationwide Mutual will own all of the Company's issued and outstanding common stock, and the Company will become a wholly owned subsidiary of Nationwide Mutual. Following the Merger, we will take steps to delist our common stock from trading on the NASDAQ Global Select Market and to deregister our common stock under the Securities Exchange Act of 1934, as amended, so that we will no longer be required to file periodic and other reports with the Securities and Exchange Commission. Also following the Merger, you will no longer have an equity interest in the Company and will not participate in any potential future earnings of the Company.

        Our board of directors, acting on the unanimous recommendation of a special committee of disinterested directors, has approved the Merger, the Merger Agreement, and the other transactions

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contemplated by the Merger Agreement, and has declared the Merger, the Merger Agreement, and the other transactions contemplated by the Merger Agreement advisable and in the best interests of the Company and our stockholders. The Company's board of directors recommends that you vote "FOR" the proposal to adopt the Merger Agreement, and "FOR" the proposal to approve, on a non-binding advisory basis, compensation that may be received by our named executive officers in connection with or related to the Merger.

        The Merger Agreement must be adopted by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote on the matter. The proxy statement accompanying this letter provides you with more specific information concerning the Special Meeting, the Merger Agreement, and the other transactions contemplated by the Merger Agreement. We encourage you to read carefully the accompanying proxy statement, including the appendices and the documents to which we have referred you, and to consult with your own tax and legal advisors as necessary.

        Your vote is very important regardless of the number of shares of common stock that you owned at the close of business on February 29, 2012. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against the Merger Agreement.

        Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing to us the enclosed proxy card or by granting your proxy electronically over the Internet or by telephone as soon as possible. If your shares are held in an account at a brokerage firm, bank or other nominee, you should instruct your broker, bank or nominee how to vote your shares using the separate voting instruction form furnished by your broker, bank or nominee. The enclosed proxy card contains instructions regarding voting.

Thank you for your cooperation and continued support.

Sincerely,

William W. Scranton III
 Chairman of the Board

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger, or passed upon the adequacy or accuracy of the disclosure in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

        The accompanying Notice of Special Meeting and proxy statement, dated March 22, 2012, is first being mailed to our stockholders on or about March 22, 2012.

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HARLEYSVILLE GROUP INC.
355 Maple Avenue
Harleysville, Pennsylvania 19438

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held April 24, 2012

To the Stockholders of Harleysville Group Inc.:

        Notice is hereby given that the Special Meeting (the "Special Meeting") of the stockholders of Harleysville Group Inc. (the "Company," "we" or "us") will be held at 1:00 p.m. (E.S.T.), on Tuesday, April 24, 2012, at our corporate headquarters located at 355 Maple Avenue, Harleysville, Pennsylvania 19438. The purposes of the Special Meeting will be to consider and vote upon:

  1.
  a proposal to adopt the Agreement and Plan of Merger, dated as of September 28, 2011 (the "Merger Agreement"), by and among Nationwide Mutual Insurance Company ("Nationwide Mutual"), Harleysville Mutual Insurance Company ("Harleysville Mutual"), Nationals Sub, Inc. ("Merger Sub"), and the Company;

  2.
  a proposal to approve, on a non-binding advisory basis, compensation that may be received by our named executive officers in connection with or related to the Merger; and

  3.
  the transaction of such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        Only those persons who were holders of record of shares of the Company's common stock at the close of business on February 29, 2012, will be entitled to notice of, to attend, and to vote at, the Special Meeting and any adjournment or postponement thereof. As of the record date, there were 27,277,285 shares of the Company's common stock outstanding. Each stockholder is entitled to one (1) vote for each share of common stock owned on the record date. If you owned shares through a broker or other nominee and you want to have your vote counted, you must instruct your broker or nominee to vote. The affirmative vote of the holders of a majority of shares of the Company's common stock entitled to vote at the Special Meeting is required to adopt the Merger Agreement. In connection with the Merger Agreement, Harleysville Mutual also entered into a Stockholder Voting Agreement with Nationwide Mutual (the "Voting Agreement") pursuant to which Harleysville Mutual agreed, among other things, to vote all of the shares of our common stock owned by Harleysville Mutual in favor of the proposal to adopt the Merger Agreement. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, no vote of any stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting.

        Our board of directors, acting on the unanimous recommendation of a special committee of disinterested directors, has approved the Merger Agreement and the transactions contemplated by the Merger Agreement, has determined that the transactions contemplated by the Merger Agreement are in the best interests of the Company and our stockholders, and recommends that the Company's stockholders vote in favor of the proposal to adopt the Merger Agreement.

        Our board of directors recommends that stockholders vote "FOR" the proposal to adopt the Merger Agreement, and "FOR" the proposal to approve, on a non-binding advisory basis, compensation that may be received by our named executive officers in connection with or related to the Merger Agreement.

By Order of the Board of Directors

Robert A. Kauffman
 Corporate Secretary

        EVERY STOCKHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES OF COMMON STOCK WILL BE REPRESENTED. A POSTAGE PAID, ADDRESSED ENVELOPE FOR MAILING IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE. INSTRUCTIONS FOR DOING SO ARE PROVIDED IN THE ACCOMPANYING PROXY STATEMENT AND ON THE PROXY CARD.

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No Solicitations by the Company		93
Changes in the Company's Recommendation		94
Post-Closing Commitments		94
Indemnification and Insurance		95
Conditions to the Closing of the Mergers		96
Transaction Fees and Expenses		97
Termination of the Merger Agreement		97
Termination Fee if the Mergers Are Not Completed		99
Specific Performance		99
Governing Law		99
Amendments, Extensions and Waivers of the Merger Agreement		99
Stockholder Voting Agreement		100
GOLDEN PARACHUTE COMPENSATION		100
MARKET PRICE OF THE SHARES OF THE COMPANY'S COMMON STOCK AND DIVIDEND DATA		101
PRINCIPAL STOCKHOLDERS		102
SHAREHOLDINGS OF DIRECTORS AND MANAGEMENT		103
FUTURE STOCKHOLDER PROPOSALS		104
OTHER MATTERS		104
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION		104
APPENDIX A —	AGREEMENT AND PLAN OF MERGER BY AND AMONG NATIONWIDE MUTUAL INSURANCE COMPANY, HARLEYSVILLE MUTUAL INSURANCE COMPANY, NATIONALS SUB, INC., AND HARLEYSVILLE GROUP INC. DATED AS OF SEPTEMBER 28, 2011
APPENDIX B —	OPINION OF KEEFE, BRUYETTE & WOODS, INC.
APPENDIX C —	SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW (APPRAISAL RIGHTS)

ii

SUMMARY TERM SHEET

        Except as otherwise specifically noted in this proxy statement, the "Company," "we," "our," "us" and similar words in this proxy statement refer to Harleysville Group Inc. In addition, we refer to Harleysville Mutual Insurance Company as "Harleysville Mutual," to Nationwide Mutual Insurance Company as "Nationwide Mutual," and to Nationals Sub, Inc. as "Merger Sub." In addition, when we use the term "Harleysville" we refer collectively to the Company, Harleysville Mutual and the respective insurance subsidiaries of each.

        This summary term sheet highlights only selected information from this proxy statement relating to the Merger (as defined below) of Merger Sub into the Company and may not contain all of the information about the Merger and related transactions that is important to you as a Company stockholder. Accordingly, we encourage you to carefully read this entire document, including the appendices and the documents to which we have referred you, including the Agreement and Plan of Merger, dated September 28, 2011, by and among the Company, Harleysville Mutual, Nationwide Mutual, and Merger Sub, as it may be amended from time to time (which we refer to in this proxy statement as the "Merger Agreement") attached as Appendix A. The information contained in this summary term sheet is qualified by the more detailed information contained in this proxy statement. Page references are included in parentheses to direct you in the proxy statement to a more complete discussion of the topics presented in this summary.

 The Parties to the Merger Agreement (page 23)

Harleysville Group

Harleysville Group Inc.
355 Maple Avenue
Harleysville, Pennsylvania 19438
Telephone: (215) 256-5000

        We are an insurance holding company headquartered in Pennsylvania which, together with our subsidiaries, engages in the property and casualty insurance business on a regional basis in the United States. We are a Delaware corporation formed by Harleysville Mutual in 1979 as a wholly owned subsidiary. In May 1986, we completed an initial public offering of our common stock, reducing the percentage of outstanding shares owned by Harleysville Mutual to approximately 70%. In April 1992, Harleysville Mutual completed a secondary public offering of a portion of the Company's common stock then owned by it, further reducing the percentage of outstanding shares owned by Harleysville Mutual. On September 28, 2011, Harleysville Mutual owned approximately 53.5% of the Company's outstanding shares of common stock.

Harleysville Mutual

Harleysville Mutual Insurance Company
355 Maple Avenue
Harleysville, Pennsylvania 19438
Telephone: (215) 256-5000

        Harleysville Mutual is a mutual insurance company headquartered in Pennsylvania which, together with its subsidiaries, engages in the property and casualty insurance business on a regional basis in the United States. The Company, Harleysville Mutual and their subsidiaries operate together to pursue a strategy of underwriting a broad array of commercial and personal coverages. These insurance coverages are marketed primarily in the eastern and midwestern United States through approximately 1,300 insurance agencies. Regional offices are maintained in Georgia, Illinois, Indiana, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Pennsylvania, Tennessee, and Virginia.

Nationwide Mutual

Nationwide Mutual Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215
Telephone: (800) 882-2822

        Nationwide Mutual is a mutual insurance company headquartered in Ohio. Nationwide Mutual is the lead entity of Nationwide, one of the largest insurance and diversified financial services groups in the United States, offering a wide range of insurance, annuities and investment products and services. Nationwide Mutual and its property and casualty subsidiaries are principally engaged in underwriting personal automobile, homeowners, and commercial insurance products.

Merger Sub

Nationals Sub, Inc.
c/o Nationwide Mutual Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215
Telephone: (800) 882-2822

        Merger Sub is a Delaware corporation that was formed solely for the purpose of entering into the Merger Agreement and consummating the transactions contemplated by the Merger Agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Merger Sub is a direct, wholly owned subsidiary of Nationwide Mutual.

The Special Meeting (page 19)

General: Date, Time and Place (page 19)

        The Special Meeting will be held at 1:00 p.m. (E.S.T.) on Tuesday, April 24, 2012, at our corporate headquarters located at 355 Maple Avenue, Harleysville, Pennsylvania 19438.

Matters to be Considered (page 19)

        You will be asked to consider and vote upon (i) a proposal to adopt the Merger Agreement, (ii) a proposal to approve, on a non-binding advisory basis, compensation that may be received by our named executive officers, which is based on or otherwise relates to the Merger Agreement, and (iii) the transaction of such other business as may properly come before the Special Meeting. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

        Pursuant to the terms and conditions of the Merger Agreement, Harleysville Mutual will merge with and into Nationwide Mutual with Nationwide Mutual surviving the merger (which we refer to in this proxy statement as the "Parent Merger"), and, immediately thereafter, Merger Sub will merge with and into the Company with the Company surviving the merger as a wholly owned subsidiary of Nationwide Mutual (which we refer to in this proxy statement as the "Merger" and, together with the Parent Merger, the "Mergers").

Record Date and Quorum (page 19)

        If you owned shares of the Company's common stock at the close of business on February 29, 2012, the record date for the Special Meeting, you will be entitled to vote at the Special Meeting. You have one (1) vote for each share of the Company's common stock owned on the record date. As of

February 29, 2012, there were 27,277,285 shares of the Company's common stock outstanding and entitled to vote at the Special Meeting. A quorum of stockholders is necessary to take action at the Special Meeting. A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum. As a result of the Voting Agreement (described below), there will be a quorum of stockholders of the Company at the Special Meeting.

Required Vote (page 20)

        The proposal to adopt the Merger Agreement requires the affirmative vote of a majority of the issued and outstanding shares of the Company's common stock as of the close of business on the record date. Because the affirmative vote of a majority of the issued and outstanding shares of the Company's common stock as of the close of business on the record date is needed to adopt the Merger Agreement, the failure to submit your proxy or vote in person will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. Abstentions and broker non-votes also will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement.

        The proposal to approve, on a non-binding advisory basis, the golden parachute compensation requires the affirmative vote of a majority of the shares of the Company's common stock represented in person or by proxy at the Special Meeting and entitled to vote thereon. Broker non-votes will not apply to the proposal to approve, on a non-binding advisory basis, the golden parachute compensation. Abstentions will count as votes cast "AGAINST" the proposal to approve, on a non-binding advisory basis, the golden parachute compensation.

        Accordingly, the Company's board of directors urges you to complete, date, sign and return the accompanying proxy card, or to submit a proxy by telephone or through the Internet by following the instructions included with your proxy card, or, in the event you hold your shares through a broker or other nominee, by following the separate voting instructions received from your broker or nominee. If you intend to submit your proxy by telephone or through the Internet you must do so no later than 11:59 p.m. (E.S.T.) on April 23, 2012, and if you intend to submit your proxy by mail it must be received by us prior to the commencement of voting at the Special Meeting.

Stockholder Voting Agreement (page 23)

        In connection with the Merger Agreement, Harleysville Mutual, the owner as of such date of approximately 53.5% of the issued and outstanding shares of common stock of the Company, entered into a Stockholder Voting Agreement with Nationwide Mutual (the "Voting Agreement"). Pursuant to the Voting Agreement, Harleysville Mutual agreed to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement and in any other circumstances upon which a vote, consent or other approval is sought with respect to the Merger Agreement, the Merger or other transactions contemplated by the Merger Agreement. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, Harleysville Mutual will vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement and no vote of any stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting. The Voting Agreement will terminate upon the earlier of (i) the effective time of the Mergers, and (ii) the termination of the Merger Agreement in accordance with its terms.

Voting by Proxy (page 20)

        If you are a registered stockholder (that is, if you hold your shares of the Company's common stock in certificate form), the enclosed proxy represents the number of shares of the Company's common stock held of record by you.

        You may submit your proxies by mail, by telephone or through the Internet. Instructions for submitting your proxies are included on the proxy card.

        If you hold your shares of the Company's common stock through a broker or other nominee, you should follow the separate voting instructions, if any, provided by the broker or nominee with the proxy statement. Your broker or nominee may provide proxy submission through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

Revocability of Proxy (page 20)

        You may revoke your proxy at any time before it is voted, except as otherwise described below. If you do not hold your shares through a broker or other nominee, you may revoke your proxy before it is voted by:

  •
  Submitting a later-dated proxy by mail, over the telephone or through the Internet.

  •
  Sending a written notice, including by facsimile or electronic mail, to the Secretary of the Company. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Special Meeting to:

    Harleysville Group Inc.
    355 Maple Avenue
    Harleysville, Pennsylvania 19438
    Facsimile: (215) 256-5631
    Attention: Robert A. Kauffman
    Email: rkauffman@harleysvillegroup.com

  •
  Attending the Special Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the institution that holds your shares to be able to vote at the Special Meeting.

Shares Owned by Our Directors and Executive Officers (page 22)

        As of February 29, 2012, our directors and executive officers owned 1,333,826 shares of our common stock entitled to vote, which represents approximately 4.74% of our outstanding shares (including restricted stock plus any stock options that are currently exercisable or that will become exercisable within 60 days of February 29, 2012). In addition, our directors and executive officers hold (1) stock options to purchase up to an additional 102,316 shares of our common stock, which will become vested and exercisable at the effective time of the Merger, and (2) outstanding restricted stock unit and deferred stock unit awards to acquire up to an additional 155,002 shares of our common stock, which will become vested at the effective time of the Merger.

The Merger (page 23)

Background of the Merger (page 24)

        A description of the process we undertook, which led to the proposed Merger, including our discussions with Nationwide Mutual, is included in this proxy statement in the section entitled "The Merger—Background of the Merger."

Reasons for the Merger (page 39); Recommendations of the Company's Board of Directors (page 43)

        Our board of directors has approved the Merger Agreement and determined that the Merger is fair to and in the best interests of the Company and its stockholders. Our board of directors recommends that stockholders vote "FOR" the proposal to adopt the Merger Agreement at the Special Meeting. Our board of directors also recommends that you vote "FOR" the proposal to approve, on a non-binding advisory basis, the golden parachute compensation, that could be paid to our named executive officers as a result of the Merger.

Certain Effects of the Merger (page 55)

        Upon the terms and subject to the conditions of the Merger Agreement, Harleysville Mutual will merge with and into Nationwide Mutual. Immediately thereafter, Merger Sub, a wholly owned subsidiary of Nationwide Mutual, will merge with and into the Company. As a result of the Merger, we will become a wholly owned subsidiary of Nationwide Mutual.

Effects on the Company and Our Stockholders if the Merger is not Completed (page 56)

        If the Merger is not completed for any reason, our stockholders will not receive any payment for their shares of Company common stock in connection with the Merger. Instead, unless and until we consummate another transaction similar to the Merger, we will remain a public company and shares of our common stock will continue to be listed and traded on the NASDAQ Global Select Market ("NASDAQ") and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, if the Merger Agreement is terminated under certain circumstances, we may be obligated to pay a termination fee of $29,588,535 to Nationwide Mutual and may be obligated to reimburse Nationwide Mutual for certain of its reasonable out-of-pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement.

Merger Consideration (page 81)

        In the Merger, for each share of the Company's common stock you hold immediately prior to the effective time of the Merger, you will receive $60.00 in cash, without interest and less any applicable withholding taxes. In addition, equity based awards issued to our employees and directors will be treated as follows:

  •
  Outstanding stock options, warrants, or similar rights will become vested in full as of the effective time of the Merger and will be cancelled, and each holder of a cancelled option, warrant or similar right will be entitled to receive a cash payment equal to the excess, if any, of $60.00 over the respective exercise price for each such stock option, warrant or similar right, multiplied by the number of shares subject to the stock option, warrant, or similar right (subject to reduction to satisfy applicable withholding tax obligations).

  •
  Restricted stock awards, restricted stock unit awards, performance stock unit awards, deferred stock awards, and each other similar right outstanding immediately prior to the effective time of the Merger, to the extent then unvested, will immediately vest and become non-forfeitable and each such restricted stock award, restricted stock unit award, performance stock unit award, and deferred stock award will be cancelled and converted into the right to receive a cash payment, without interest, of $60.00 per share (subject to reduction to satisfy applicable withholding tax obligations).

  •
  No new offering periods have commenced under the Company's Amended and Restated Employee Stock Purchase Plan (the "ESPP") and the Agency Stock Purchase Plan (the "ASPP") and, so long as the Merger Agreement remains in effect, no such new offering periods will commence. In accordance with the Merger Agreement, the then-current offering periods under such plans ended on January 14, 2012 (the "ESPP Termination Time" or the "ASPP Termination Time"). Any funds accumulated under the ESPP and the ASPP, respectively, at the ESPP Termination Time and the ASPP Termination Time were used, as of the ESPP Termination Time or the ASPP Termination Time (as applicable), to acquire shares of the Company's common stock in accordance with the terms of the ESPP and the ASPP for such participants at the discounts provided for under the respective plans. As of the effective time of the Mergers, the

    ESPP and the ASPP will be terminated. Shares of common stock acquired under the ESPP and the ASPP, respectively, are issued and outstanding and entitled to receive the Merger consideration of $60.00 per share (without interest and less any applicable withholding taxes).

Conditions to the Closing of the Mergers (page 96)

Conditions to Each Party's Obligations to Effect the Mergers

        Before the Mergers can be completed, a number of conditions must be satisfied or waived. These include, but are not limited to:

  •
  adoption of the Merger Agreement by the holders of a majority of the Company's issued and outstanding shares of common stock;

  •
  adoption of the Merger Agreement by the requisite votes of the respective members of each of Harleysville Mutual and Nationwide Mutual;

  •
  the absence of any legal prohibitions against the Mergers;

  •
  all filings required for the Mergers have been made and all governmental approvals and consents required for the Mergers have been obtained;

  •
  no institution of any action by any governmental authority challenging or seeking to enjoin the consummation of the Mergers as well as early termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), which such notice of early termination was received on November 8, 2011;

  •
  no enactment, issuance, promulgation, enforcement or entry of any order or law by any governmental authority that would prevent or prohibit the consummation of the Mergers, and no institution or pendency of any action by any governmental authority seeking to restrain, prevent, materially delay or restructure the Mergers;

  •
  the representations and warranties of the Company, Harleysville Mutual, Nationwide Mutual, and Merger Sub shall be true and correct (subject to the applicable materiality standard), and each of them shall have complied with their covenants and agreements under the Merger Agreement in all material respects;

  •
  the Company and Harleysville Mutual having an aggregate statutory surplus in excess of $1,000,000,000 exclusive of any change in net unrealized capital losses since August 31, 2011, and an aggregate statutory surplus in excess of $900,000,000 (inclusive of any change in net unrealized capital losses);

  •
  Nationwide Mutual having a statutory surplus in excess of $11,100,000,000;

  •
  no Material Adverse Effect (as such term is defined in the Merger Agreement) having occurred with respect to the Company, Harleysville Mutual or their subsidiaries, taken as a whole, and no Harleysville Material Adverse Change (as such term is defined in the Merger Agreement) having occurred with respect to Harleysville Mutual and the Company;

  •
  no Material Adverse Effect having occurred with respect to Nationwide Mutual, Merger Sub and their subsidiaries, taken as a whole, and no material adverse change having occurred with respect to Nationwide Mutual; and

  •
  Michael L. Browne having entered into a retention bonus agreement with Nationwide Mutual.

Opinion of Keefe, Bruyette & Woods, Inc. (page 45 and Appendix B)

        Keefe, Bruyette & Woods, Inc. ("KBW"), delivered its opinion on September 28, 2011, dated as of the same date, to the Company's board of directors that, as of such date, the consideration to be received by the holders of shares of the Company's common stock (other than Harleysville Mutual or its successors) in the Merger is fair, from a financial point of view, to the holders of such shares.

        The full text of the KBW opinion is attached to this proxy statement as Appendix B. Stockholders are urged to read the KBW opinion. KBW provided its opinion for the information and assistance of the Company's board of directors in connection with its consideration of the proposed Merger. The KBW opinion addresses only the fairness, from a financial point of view, as of the date of such opinion, of the consideration to be received by the holders of shares of the Company's common stock (other than Harleysville Mutual or its successors) in the proposed Merger, and does not address any other aspect of the Merger nor any other matter. KBW's opinion speaks only as of the date thereof. Subsequent developments may affect KBW's opinion, and KBW does not have any obligation or duty to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of KBW's opinion. The KBW opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger Agreement or any other matter and should not be relied upon by any stockholder as such.

No Solicitations by the Company (page 93)

        The Merger Agreement restricts our ability to solicit or engage in discussions or negotiations with third parties regarding specified transactions involving the Company or our subsidiaries. Notwithstanding these restrictions, under certain circumstances and subject to certain conditions, our board of directors may, prior to the adoption of the Merger Agreement by our stockholders, (i) respond to a takeover proposal by engaging in discussions and negotiations with a proposing party, (ii) change its recommendation of the Merger to our stockholders, or (iii) terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal (as such term is defined in the Merger Agreement) after paying the termination fee specified in the Merger Agreement.

Termination of the Merger Agreement (page 97)

        The Company, Harleysville Mutual, Nationwide Mutual, and Merger Sub may agree in writing to terminate the Merger Agreement at any time without completing the Mergers, even after our stockholders have adopted it. The Merger Agreement may also be terminated at any time prior to the effective time of the Merger under specified circumstances, including:

  •
  by the mutual written agreement of the parties;

  •
  by any of the parties if the Mergers have not been consummated by September 28, 2012, provided that such outside date may be extended by Nationwide Mutual or Merger Sub for up to an additional 180 days if either determines in good faith that additional time is necessary to obtain governmental approvals and each of the other conditions to the consummation of the Merger and the Parent Merger has been satisfied or waived or remains reasonably capable of satisfaction provided that the delay was not caused by the terminating party's breach;

  •
  by any of the parties if the Merger Agreement is not adopted by the requisite vote of the members of Nationwide Mutual;

  •
  by any of the parties if the Merger Agreement is not adopted by the requisite vote of the members of Harleysville Mutual;

  •
  by any of the parties if the Merger Agreement is not adopted by the requisite vote of the Company's stockholders;

  •
  by Nationwide Mutual or Merger Sub if either of Harleysville Mutual or the Company breaches any of its representations or warranties in the Merger Agreement and, with the exception of breaches of certain representations and warranties that do not have a materiality qualifier, such breach would have a Material Adverse Effect, or fails to comply in any material respect with its covenants or agreements in the Merger Agreement, after an opportunity to cure in some cases;

  •
  by Harleysville Mutual or the Company if either of Nationwide Mutual or Merger Sub breaches any of its representations or warranties in the Merger Agreement and, with the exception of breaches of certain representations and warranties that do not have a materiality qualifier, such breach would have a Material Adverse Effect, or fails to comply in any material respect with its covenants or agreements in the Merger Agreement, after an opportunity to cure in some cases;

  •
  by the Company's board of directors in accordance with the Merger Agreement in order to accept and enter into a definitive agreement with respect to a Superior Proposal;

  •
  by Nationwide Mutual or Merger Sub if Harleysville Mutual, the Company or their subsidiaries, taken as a whole, have suffered a Material Adverse Effect, or a Harleysville Material Adverse Change has occurred with respect to Harleysville Mutual and the Company; or

  •
  by Nationwide Mutual or Merger Sub in the event Harleysville Mutual or the Company knowingly and intentionally breaches, in any material respect, the non-solicitation provisions of the Merger Agreement.

Termination Fee if the Mergers Are Not Completed (page 99)

        We must pay Nationwide Mutual a termination fee of $29,588,535 if the Merger Agreement is terminated under certain circumstances. In addition, we must also reimburse Nationwide Mutual for certain of its reasonable out-of-pocket expenses in connection with the Merger Agreement. In the event that we terminate the Merger Agreement as a result of certain breaches by Nationwide Mutual or Merger Sub, they will be required to reimburse us for certain of our reasonable out-of-pocket expenses incurred in connection with the Merger Agreement. For more information on the termination fee, please see the section entitled "The Merger Agreement—Termination Fee."

Interests of Our Directors and Executive Officers in the Merger (page 58)

        Our directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company's stockholders. These differing interests include:

  •
  Vesting and cash-out of all outstanding stock option, restricted stock, deferred stock, restricted stock unit and other equity-based awards held by our directors and key employees (including our executive officers) and payment of non-qualified deferred compensation to certain executives under existing plans;

  •
  Retention bonus arrangements to be entered into by the Company with certain executive officers of the Company;

  •
  Continued indemnification and insurance coverage under the Merger Agreement for actions taken prior to the closing date;

  •
  Payments to certain executive officers of change in control benefits in connection with or following the Merger; and

  •
  Compensation to be paid to those directors of the Company who will become members of an advisory group to Nationwide Mutual (the "Advisory Group") to be established following the Merger, provided certain conditions are met.

Governmental and Regulatory Approvals (page 56)

        Under the provisions of the HSR Act, the Mergers may not be completed until the applicable waiting period (or any extension) under the HSR Act has been terminated or has expired, and no action shall have been instituted by any governmental entity, including the U.S. Federal Trade Commission or the U.S. Department of Justice, challenging or seeking to enjoin the consummation of the Mergers. On October 28, 2011, Harleysville Mutual and Nationwide Mutual filed notification reports under the HSR Act with the U.S. Federal Trade Commission and the U.S. Department of Justice. On November 8, 2011, the U.S. Federal Trade Commission granted early termination of the waiting period under the HSR Act with respect to the Mergers.

        State insurance laws and regulations generally require that, prior to the acquisition of an insurance company domiciled in that jurisdiction (or, in the case of California, licensed in California), the acquiring company must obtain the approval of the insurance commissioner of that jurisdiction. In connection with the Parent Merger, Nationwide Mutual made, or will make, all required filings with the insurance commissioner of Pennsylvania. Also in connection with the Parent Merger, Harleysville Mutual and Nationwide Mutual made, or will make, all required filings with the superintendent of insurance of Ohio. In addition, in connection with the Merger, the Company, Harleysville Mutual and Nationwide Mutual will make all required filings with the insurance commissioners of California, Michigan, New Jersey and Pennsylvania, and the superintendent of insurance of Ohio (i.e., states in which the subsidiaries of the Company are domiciled). In addition, the insurance laws and regulations of certain states require that, prior to an acquisition of an insurance company doing business in that state or licensed by that state, a notice filing disclosing certain market share data in that state must be made and an applicable waiting period must expire or be terminated.

        Although the Company, Harleysville Mutual, and Nationwide Mutual do not expect these regulatory authorities to raise any significant concerns in connection with their review of the Mergers, there is no assurance that the Company, Harleysville Mutual, and Nationwide Mutual will obtain all required regulatory approvals, or that those approvals will not include terms, conditions or restrictions that may have an adverse effect on the Company, Harleysville Mutual, or Nationwide Mutual, respectively.

        As part of the approval process for the Parent Merger, the Pennsylvania Insurance Department will solicit comments from the general public concerning the proposed Parent Merger. On November 10, 2011, Nationwide Mutual filed an application for approval of the Parent Merger with the Pennsylvania Insurance Department ("Form A"). Under the approval process, interested third parties could submit public comments, and the Pennsylvania Insurance Department will require the Form A applicant to respond to those comments. Harleysville is aware that one comment has been filed with the Pennsylvania Insurance Department questioning the Parent Merger, and responses from Harleysville and Nationwide Mutual have been provided to the Pennsylvania Insurance Department. No other public comments were received prior to the closure of the public comment period in January 2012. Public comments on the Form A and responses thereto are available on the Pennsylvania Insurance Department's website at http://www.portal.state.pa.us/portal/server.pt/community/industry_activity/9276/harleysville_nationwide_merger/1018193. On November 18, 2011, the Pennsylvania Insurance Department engaged Boenning & Scattergood, Inc. to serve as financial advisor to the Pennsylvania Insurance Department to review the proposed Parent Merger and specifically in connection with issuing a report and conclusions as to the reasonableness of Harleysville Mutual's conclusion that the Parent Merger is fair to the policyholders of Harleysville Mutual. Boenning & Scattergood expects to report their findings to the Pennsylvania Insurance Department in March 2012. The report of such financial advisor can be reviewed on the Pennsylvania Insurance Department's website once it becomes available.

Material U.S. Federal Income Tax Consequences (page 53)

        The Merger will be a taxable transaction for U.S. federal income tax purposes to U.S. holders of shares of the Company's common stock. For U.S. federal income tax purposes, you generally will recognize gain or loss from the Merger in an amount equal to the difference between the amount of cash you receive in the Merger and the aggregate adjusted tax basis of your shares of the Company's common stock.

Appraisal Rights (page 71 and Appendix C)

        Stockholders of the Company have the right, under Delaware law, to dissent from the adoption of the Merger Agreement, to exercise appraisal rights, and to receive payment in cash of the judicially determined fair cash value for their shares of the Company's common stock, plus interest, if any, on the amount determined to be the fair cash value, in accordance with Delaware law. The fair cash value of shares of our common stock, as determined in accordance with Delaware law, may be more than, less than, or equal to the $60.00 per share consideration to be paid to non-dissenting stockholders in the Merger. To preserve their rights, stockholders who wish to exercise appraisal rights must not vote in favor of the proposal to adopt the Merger Agreement and must follow the specific procedures provided under Delaware law for perfecting appraisal rights. Dissenting stockholders must precisely follow these specific procedures to exercise appraisal rights or their appraisal rights will be lost. These procedures are described in this proxy statement, and a copy of Section 262 of the Delaware General Corporation Law, which we refer to as "Section 262," which grants appraisal rights and governs such procedures, is attached as Appendix C to this proxy statement.

Market Price of the Shares of the Company's Common Stock (page 101)

        Our shares of common stock are listed on NASDAQ under the trading symbol "HGIC." On September 28, 2011, which was the last trading day before we announced the signing of the Merger Agreement, our shares of common stock closed at $31.52 per share. On March 19, 2012, which was the last trading day before the printing of this proxy statement, our shares of common stock closed at $58.00 per share. The following table shows the closing price of our common stock on the last trading day of each of the six months prior to the public announcement by the Company of entry into the Merger Agreement:

Date	Closing Price
August 31, 2011	$28.67
July 29, 2011	$30.22
June 30, 2011	$31.17
May 31, 2011	$32.03
April 29, 2011	$32.08
March 31, 2011	$33.13

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting and the proposed Merger. These questions and answers may not address all questions that may be important to you as a stockholder. You should read the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement, and the documents referred to in this proxy statement.

        Except as otherwise specifically noted in this proxy statement, the "Company," "we," "our," "us" and similar words in this proxy statement refer to Harleysville Group Inc. In addition, we refer to Harleysville Mutual Insurance Company as "Harleysville Mutual," to Nationwide Mutual Insurance Company as "Nationwide Mutual," and to Nationals Sub, Inc. as "Merger Sub." In addition, when we use the term "Harleysville" we refer collectively to the Company, Harleysville Mutual and the respective insurance subsidiaries of each.

Q.    Who sent me this proxy statement and proxy card?

A.
The Company's board of directors sent you this proxy statement and proxy card. We began mailing this proxy statement and proxy card on or about March 22, 2012. We will pay for this solicitation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by officers, directors or employees of the Company or its subsidiaries, by telephone, facsimile, electronic mail or in person. The Company has not retained a professional soliciting organization to assist in soliciting proxies from brokerage houses, custodians and nominees; however, brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Company's common stock, and will be reimbursed for their related expenses.

Q.    Why did I receive this proxy statement and proxy card?

A.
You received this proxy statement and proxy card because you are being asked to attend a Special Meeting of the Company's stockholders and because you owned shares of the Company's common stock as of February 29, 2012. We refer to this date as the record date. This proxy statement contains important information about the Special Meeting and the business to be transacted at the Special Meeting.

  You should carefully read this proxy statement, including its appendices and the other documents we refer to in this proxy statement, because they contain important information about the Merger, the Merger Agreement, and the Special Meeting of the stockholders of the Company. The enclosed voting materials allow you to vote your shares without attending the Special Meeting.

  Your vote is very important. We encourage you to vote as soon as possible.

Q.    What does it mean if I receive more than one proxy card?

A.
It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted. You may also be able to submit your proxy related to each proxy card through the Internet or by telephone. Details are outlined in the enclosed proxy card.

Q.    When and where is the Special Meeting?

A.
The Special Meeting of the stockholders of the Company will be held at 1:00 p.m. (E.S.T.), on Tuesday, April 24, 2012, at our corporate headquarters located at 355 Maple Avenue, Harleysville, Pennsylvania 19438.

Q.    What is the purpose of the Special Meeting and what am I being asked to vote on?

A.
At the Special Meeting, you are being asked to vote on a proposal to adopt the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Appendix A. The Merger Agreement provides for the Parent Merger and, immediately thereafter, the Merger. Each outstanding share of the Company's common stock (other than (1) shares owned by the Company and its subsidiaries, (2) shares owned by Harleysville Mutual and its subsidiaries, which will be owned by Nationwide Mutual (as the surviving corporation of the Parent Merger), and (3) shares for which appraisal rights have been properly exercised under Delaware law) will be converted into the right to receive $60.00 in cash, without interest and less any applicable withholding taxes. Each policyholder of Harleysville Mutual will become a policyholder of Nationwide Mutual and, as such, will become members of Nationwide Mutual. As a result of the Merger, the Company will become a wholly owned subsidiary of Nationwide Mutual, and shares of the Company's common stock will cease to be listed on NASDAQ, will not be publicly traded, and will be deregistered under the Exchange Act.

  You are also being asked to vote on a proposal to approve, on a non-binding advisory basis, compensation that may be received by our named executive officers in connection with or related to the Merger Agreement, referred to herein as "golden parachute compensation."

Q.    What vote is required to adopt the Merger Agreement and approve the Merger?

A.
In order for the Merger Agreement to be adopted, a majority of the issued and outstanding shares of the Company's common stock as of the close of business on the record date must vote "FOR" the proposal to adopt the Merger Agreement. Therefore, if you do not return your proxy card, vote through the Internet, vote by telephone, or attend the Special Meeting and vote in person, or if you hold your shares in "street name" and fail to give voting instructions to the record holder of your shares, it will have the same effect as if you voted "AGAINST" the proposal to adopt the Merger Agreement.

  In order to approve, on a non-binding advisory basis, the golden parachute compensation, the affirmative vote of a majority of shares of the Company's common stock represented at the Special Meeting, whether in person or by proxy, and entitled to vote thereon is required. Failure to return your proxy card, vote through the Internet or by telephone or attend the Special Meeting and vote in person or, if you hold your shares in "street name," failure to give voting instructions to the record holder of your shares will have no effect on this proposal since this vote is based on the number of shares of the Company's common stock represented at the Special Meeting.

  Each share of the Company's common stock outstanding on the record date is entitled to one (1) vote. As of February 29, 2012, there were 27,277,285 shares of the Company's common stock, $1.00 par value, outstanding. The Company has no other voting securities outstanding.

  In connection with the Merger Agreement, Harleysville Mutual, the owner as of such date of approximately 53.5% of the issued and outstanding shares of common stock of the Company, entered into the Voting Agreement with Nationwide Mutual on September 28, 2011, pursuant to which Harleysville Mutual agreed, among other things, to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement. The Voting Agreement will terminate upon the earlier of (i) the effective time of the Mergers, and (ii) the termination of the Merger Agreement in accordance with its terms. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, the vote of no stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting.

Q.    Is any other vote required before the Merger can close?

A.
In addition to the approval of our stockholders, in order for the Merger to be consummated, the Merger Agreement must be adopted by a majority of the votes cast by members entitled to vote of each of Harleysville Mutual and Nationwide Mutual. Harleysville Mutual and Nationwide Mutual are each holding a special meeting of its members to achieve this condition to closing.

Q.    What do I need to do now?

A.
After reading and considering the information contained in this proxy statement, please submit your proxy as soon as possible. You may submit your proxy by returning the enclosed proxy card. You may also submit your proxy through the Internet or by telephone. If you intend to submit your proxy by telephone or through the Internet you must do so no later than 11:59 p.m. (E.S.T.) on April 23, 2012, and if you intend to submit your proxy by mail it must be received by the Company prior to commencement of voting at the Special Meeting. Details are outlined in the enclosed proxy card. In addition, if you hold your shares through a broker or other nominee, you may be able to submit your proxy through the Internet or by telephone in accordance with instructions provided by your broker or nominee.

Q.    What is the proposed transaction and what effects will it have on the Company?

A.
The proposed transaction is the merger of Harleysville Mutual with and into Nationwide Mutual immediately followed by the merger of Merger Sub with and into the Company. As a result of the Merger, the Company will become a wholly owned subsidiary of Nationwide Mutual, and the Company's common stock will cease to be listed on NASDAQ, will not be publicly traded, and will be deregistered under the Exchange Act. The Company will no longer file periodic reports with the U.S. Securities and Exchange Commission (the "SEC") as a result of the deregistration of our common stock under the Exchange Act.

Q.    If the Merger is completed, what will I receive for my shares of common stock?

A.
You will receive $60.00 in cash, without interest and less any applicable withholding taxes, for each share of common stock of the Company you own if you do not properly exercise your appraisal rights under Delaware law.

Q.    How are stock options treated in the Merger?

A.
Each outstanding option, warrant or similar right (including any related stock appreciation right), each of which is referred to herein as an "option," will become fully vested as of the effective time of the Merger regardless of the vesting schedule contained in any option agreement or any of the Company's stock plans. At the effective time of the Merger, after giving effect to any such vesting, each option will be cancelled and each holder of a cancelled option will be entitled to receive an amount in cash (without interest) equal to the number of shares of the Company's common stock with respect to which such cancelled option has not been exercised as of the cancellation of such option multiplied by the excess of $60.00 over the exercise price of such cancelled option (subject to reduction to satisfy applicable withholding tax obligations).

Q.    How are company stock awards treated in the Merger?

A.
Each restricted stock award, restricted stock unit award, performance stock unit award, deferred stock unit award, and each other right, contingent or accrued, to acquire or receive shares or benefits measured by the value of such shares, and each award of any kind consisting of shares that may be held, awarded, outstanding, payable or reserved for issuance under any Company stock plan, other than options (each of which is referred to herein as a "company stock award"), that is outstanding immediately prior to the effective time of the Merger, to the extent then unvested, will become fully vested and non-forfeitable. Each company stock award that is outstanding immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive an amount in cash (without interest) equal to the number of shares in respect of such company stock award multiplied by $60.00 (subject to reduction to satisfy applicable withholding tax obligations).

Q.    Do any of the Company's directors or executive officers have any interests in the Merger that may differ from or be in addition to my interests as a stockholder?

A.
Yes. In considering the recommendation of the Company's board of directors with respect to the Merger Agreement, you should be aware that some of the Company's directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of our stockholders generally. For descriptions of these interests, please see the section entitled "The Merger—Interests of Our Directors and Executive Officers in the Merger."

Q.    How does the Company's board of directors recommend I vote?

A.
The Company's board of directors, acting on the unanimous recommendation of a special committee of disinterested directors, recommends that you vote "FOR" the proposal to adopt the Merger Agreement because our board believes that the Merger Agreement is fair to and in the best interests of the Company and its stockholders. For a more complete description of our board's reasons for recommending the Merger Agreement, see "The Merger—Reasons for the Merger."

Q.    Who are the members of the special transaction committees?

  Certain directors of the Company also serve on the board of directors of Harleysville Mutual. The boards of directors of Harleysville Mutual and the Company determined that it was advisable for each board to have its own separate advisors and for each to form a special transaction committee. Each board authorized the formation of a special transaction committee composed of directors who serve on only its board of directors. Barbara A. Austell and Mirian M. Graddick-Weir are the members of the special transaction committee of the Company's board of directors, neither of whom serves on the board of directors of Harleysville Mutual. Nicholas DeBenedictis and Michael Lapeyrouse are the members of the special committee of Harleysville Mutual's board of directors, neither of whom serves on the board of directors of the Company.

Q.    What happens if I do not return my proxy card, vote through the Internet or by telephone, or attend the Special Meeting and vote in person?

A.
Because the affirmative vote of a majority of the issued and outstanding shares of the Company's common stock as of the close of business on the record date is needed to adopt the Merger Agreement, the failure to submit your proxy or vote in person will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. Abstentions and broker non-votes also will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. However, because Harleysville Mutual has agreed in the Voting Agreement to vote all of its shares of the Company's common stock in favor of the adoption of the Merger Agreement, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, the vote of no stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting.

  In order to approve, on a non-binding advisory basis, the golden parachute compensation, the affirmative vote of a majority of the shares of the Company's common stock represented in person or by proxy at the Special Meeting and entitled to vote thereon is required. Broker non-votes will not apply to the proposal to approve, on a non-binding advisory basis, the golden parachute compensation. Abstentions will count as votes cast "AGAINST" the proposal to approve, on a non-binding advisory basis, the golden parachute compensation, since this vote is based on the number of shares of the Company's common stock represented at the Special Meeting.

  The Company's board of directors urges you to complete, date, sign and return the accompanying proxy card, or to submit a proxy by telephone or through the Internet by following the instructions included with your proxy card, or, in the event you hold your shares through a broker or other nominee, by following the separate voting instructions received from your broker or nominee.

Q.    Why am I being asked to consider and approve, on a non-binding advisory basis, compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger?

A.
The SEC recently adopted new rules that require us to seek a non-binding advisory vote with respect to certain compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger (also known as "golden parachute" compensation).

Q.    What will happen if stockholders do not approve the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger?

A.
Approval of the compensation that may be paid or become payable to our named executive officers that is based on or otherwise related to the Merger is not a condition to the completion of the Merger. The vote is advisory only and will not be binding on the Company. This "golden parachute" compensation arises from contractual obligations of the Company or from contractual obligations specified in the Merger Agreement and, even though the Company values the input of stockholders as to whether such compensation is appropriate, the Company would nevertheless be required contractually to make, and would make, such payments even if the golden parachute compensation is not approved by the stockholders in the advisory vote. Therefore, if the Merger is approved by the stockholders and completed, this "golden parachute" compensation will be payable in accordance with our existing contractual obligations to the named executive officers or as specified in the Merger Agreement and/or applicable retention arrangements, whether or not this proposal on compensation is approved by the stockholders. Harleysville Mutual, the owner of approximately 53.25% of the issued and outstanding shares of the common stock of the Company, has indicated that, although not obligated under the Voting Agreement, it will vote the shares it owns in favor of this non-binding advisory vote on golden parachute compensation.

Q.    May I change my vote after I have voted?

A.
Yes. You can revoke your proxy at any time before it is voted at the Special Meeting by any of the following methods:

•
Submitting a later-dated proxy by mail, over the telephone, or through the Internet. If you submit your later-dated proxy by telephone or through the Internet you must do so no later than 11:59 p.m. (E.S.T.) on April 23, 2012, and if you submit your later-dated proxy by mail, it must be received by the Company prior to the commencement of voting at the Special Meeting.

  •
  Sending a written notice, including by facsimile or electronic mail, to the Secretary of the Company that is delivered before the Special Meeting to:

    Harleysville Group Inc.
    355 Maple Avenue
    Harleysville, Pennsylvania 19438
    Facsimile: (215) 256-5631
    Attention: Robert A. Kauffman
    Email: rkauffman@harleysvillegroup.com

  •
  Attending the Special Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the institution that holds your shares to be able to vote at the Special Meeting.

Q.    If my broker or bank holds my shares in "street name," will my broker or bank vote my shares for me?

A.
Your broker or bank will not be able to vote your shares without instructions from you. You should instruct your broker or bank to vote your shares following the procedure provided by your broker or bank. Without instructions, your shares will not be voted, which will have the same effect as if you voted "AGAINST" the proposal to adopt the Merger Agreement.

Q.    Will I have the right to have my shares appraised if I dissent from the Merger?

A.
Yes, you will have appraisal rights. If you wish to exercise your right to an appraisal as a dissenting stockholder, you must not vote in favor of the proposal to adopt the Merger Agreement, and you must strictly follow the other requirements of Delaware law pertaining to appraisal rights. A summary describing the requirements you must meet in order to exercise your right to an appraisal is in the section entitled "The Merger—Appraisal Rights" and Appendix C to this proxy statement.

Q.    When is the Merger expected to be completed and what are the material conditions to completion?

A.
We currently expect to complete the Merger in the first half of 2012, but we cannot be certain when or if the conditions to the Merger will be satisfied or, to the extent permitted, waived. The Merger cannot be completed until a number of conditions are satisfied, including: adoption of the Merger Agreement by the Company's stockholders at the Special Meeting; adoption of the Merger Agreement by the respective members of Harleysville Mutual and Nationwide Mutual; approval of the Parent Merger by the Superintendent of Insurance of the State of Ohio, the Commissioner of Insurance of the Commonwealth of Pennsylvania, and the Attorney General of the Commonwealth of Pennsylvania; and no action shall have been instituted by any governmental entity, including the U.S. Department of Justice or the U.S. Federal Trade Commission, challenging or seeking to enjoin the consummation of the Mergers.

Q.    Should I send in my share certificates now?

A.
No. Shortly after the Merger is completed, you will receive a letter of transmittal with instructions informing you how to send in your share certificates to the exchange agent in order to receive your cash payment. You should use the letter of transmittal to exchange share certificates for the cash payment to which you are entitled as a result of the Merger. PLEASE DO NOT SEND IN SHARE CERTIFICATES WITH YOUR PROXY.

Q:    What happens if the Merger is not completed?

A:
If the Merger is not completed for any reason, stockholders will not receive any payment for their shares in connection with the Merger. Instead, unless and until we consummate another transaction similar to the Merger, we will remain a public company and shares of the Company's common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act. Under specified circumstances, we may be required to pay Nationwide Mutual a termination fee and/or reimburse Nationwide Mutual for certain of its out-of-pocket expenses as described in the section entitled "The Merger Agreement—Termination Fee."

Q.    Will I owe taxes as a result of the Merger?

A.
Yes, if you recognize taxable gain. The Merger will be a taxable transaction for U.S. federal income tax purposes to U.S. holders of shares of the Company's common stock. As a result, to the extent you recognize taxable gain, the cash you receive in the Merger in exchange for your shares of the Company's common stock will be subject to U.S. federal income tax and also may be taxed under applicable state, local and foreign income and other tax laws. In general, you will recognize gain or loss equal to the difference between the amount of cash you receive in the Merger and the aggregate adjusted tax basis of your shares of the Company's common stock. Refer to the section entitled "The Merger—Material U.S. Federal Income Tax Consequences" in this proxy statement for a more detailed explanation of the tax consequences of the Merger. You are urged to consult your own tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of the Company's common stock pursuant to the Merger.

Q.    Who can help answer my other questions?

A.
If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Mark R. Cummins, Executive Vice President, Chief Investment Officer and Treasurer, at (215) 256-5000. If your broker holds your shares, you should also call your broker for additional information.

Q.    Where can I find more information about the Company?

A.
We file reports, proxy statements and other information with the SEC. The filings are available to the public at the SEC's website, http://www.sec.gov. Our website, http://www.harleysvillegroup.com/fin/fin_12.html, has copies of these filings as well. Information on our website is not incorporated by reference in this proxy statement. Our shares of common stock are listed on NASDAQ under the symbol "HGIC" and you may inspect our SEC filings at the SEC's public reference facilities. For a more detailed description of the information available, please see the section entitled "Where You Can Obtain Additional Information" in this proxy statement.

CAUTIONARY STATEMENT REGARDING

FORWARD-LOOKING STATEMENTS

        Information both included and incorporated by reference in this proxy statement may contain statements that are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, regarding, among other things, our expected financial position and business are forward-looking statements. These forward-looking statements are identified by their use of terms such as: "expect(s)," "intend(s)," "may," "plan(s)," "should," "believe(s)," "anticipate(s)," "will," "project(s)," "estimate(s)," "continue," "potential," "opportunity," "on track," or similar terms. We or our representatives may also make similar forward-looking statements from time to time orally or in writing. We cannot guarantee that we will achieve these plans, intentions or expectations, including completing the Merger on the terms summarized in this proxy statement. You are cautioned that these forward-looking statements are subject to a number of risks, uncertainties, or other factors that may cause (and in some cases have caused) actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

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  the risk that the Merger may not be consummated in a timely manner, if at all;

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  the occurrence of events, changes or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances which may require us to pay Nationwide Mutual a termination fee of $29,588,535 and certain of its reasonable out-of-pocket expenses;

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  Harleysville Mutual or Nationwide Mutual may be unable to obtain the approval of their respective members required for the Parent Merger;

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  the outcome of any legal proceeding instituted against us or others in connection with the Merger;

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  conditions to the closing of the Merger may not be satisfied or the Merger Agreement may be terminated prior to the closing;

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  our businesses may suffer as a result of uncertainty surrounding the Merger;

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  the effect of the announcement of the Merger on our business relationships, operating results and business generally;

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  the amount of the costs, fees, expenses and charges related to the Merger;

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  risks regarding employee retention;

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  diversion of our management's attention from ongoing business operations;

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  future regulatory or legislative actions that could adversely affect us;

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  other economic, business and/or competitive factors that could adversely affect us; and

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  other risks detailed in our filings with the SEC, including our most recent filings on Form 10-K or Form 10-Q, which are available at http://www.sec.gov.

        These factors may not constitute all of the factors that could cause actual results to differ materially from those discussed in any forward-looking statement. We operate in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors nor can we assess the impact, if any, of such factors on our financial position or our results of operations. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

        We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        All forward-looking statements included in this proxy statement speak only as of the date of this proxy statement and all forward-looking statements incorporated by reference into this proxy statement speak only as of the date of the document in which they were included. We expressly disclaim any obligation to release publicly any revision or updates to any forward-looking statements, except to the extent required by law. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section.

        All information contained in this proxy statement concerning Harleysville Mutual and its affiliates has been supplied by Harleysville Mutual and has not been independently verified by us. All information contained in this proxy statement concerning Nationwide Mutual, Merger Sub and their affiliates has been supplied by Nationwide Mutual and has not been independently verified by us.

THE SPECIAL MEETING

General: Date, Time and Place

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our board of directors for use at the Special Meeting to be held at 1:00 p.m. (E.S.T.), on Tuesday, April 24, 2012, at our corporate headquarters located at 355 Maple Avenue, Harleysville, Pennsylvania 19438.

Matters to be Considered

        The purpose of the Special Meeting will be to consider and vote upon a proposal to adopt the Merger Agreement. We are also asking you to approve, on a non-binding advisory basis, compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

Record Date and Quorum

        The holders of record of shares of the Company's common stock as of the close of business on February 29, 2012, the record date, will be entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. As of the record date, there were 27,277,285 shares of the Company's common stock outstanding.

        A quorum of stockholders is necessary to take action at the Special Meeting. A majority of the outstanding shares of the Company's common stock, represented in person or by proxy, will constitute a quorum. Votes cast in person or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting. In the event that a quorum is not present at the Special Meeting, we expect that the Special Meeting will be adjourned or postponed to solicit additional proxies.

        Abstentions and "broker non-votes" will be treated as present for purposes of determining the presence of a quorum. Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment or postponement of the Special Meeting, unless the holder is present solely to object at the beginning of the Special Meeting to the transaction of any business because the Special Meeting is not lawfully called or convened. However, if a new record date is set for the adjourned or postponed Special Meeting, then a new quorum will have to be established at the adjourned or postponed Special Meeting.

        The record date of the Special Meeting is earlier than both the date of the Special Meeting and the date that the Merger is expected to be completed. If you transfer your shares of common stock after the record date but before the Special Meeting, you will retain the right to vote at the Special Meeting, but you will have transferred the right to receive the Merger consideration. In order to receive the Merger consideration, you must beneficially own your shares of common stock through completion of the Merger.

Required Vote

        Each outstanding share of the Company's common stock on the record date entitles the holder to one (1) vote at the Special Meeting. Completion of the Merger requires, among other conditions, the adoption of the Merger Agreement by the affirmative vote of a majority of the issued and outstanding shares of the Company's common stock as of the close of business on the record date.

        In order for your shares of the Company's common stock to be included in the vote, you must submit your proxy by returning the enclosed proxy card, or by telephone or through the Internet by following the instructions included with your proxy card, or you must vote in person at the Special Meeting. If you hold your shares through a broker or other nominee, you may receive separate voting instructions with the proxy statement from your broker or nominee. Your broker or nominee may provide proxy submission through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

        Because Harleysville Mutual has agreed in the Voting Agreement to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement, unless the Voting Agreement has been terminated as a result of the termination of the Merger Agreement, the vote of no stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting.

Voting by Proxy; Revocability of Proxy

        Each copy of this proxy statement mailed to our stockholders is accompanied by a form of proxy and a self-addressed envelope. Instead of attending the Special Meeting and voting your shares in person, you may choose to submit your proxies by any of the following methods:

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  Voting by Mail. If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. If you intend to submit your proxy by mail it must be received by us prior to the commencement of voting at the Special Meeting. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted "FOR" the proposal to adopt the Merger Agreement, and "FOR" the proposal to approve, on a non-binding advisory basis, compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger.

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  Voting by Telephone. You can vote your shares by telephone by calling the toll-free telephone number provided on the proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using the personal control number located on your proxy card. If you vote by telephone, you should not return your proxy card. If you submit your later-dated proxy by telephone you must do so no later than 11:59 p.m. (E.S.T.) on April 23, 2012.

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  Voting by Internet. You can also vote on the Internet by signing on to the website identified on the proxy card and following the procedures described on the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal control number located on your proxy card. If you vote on the Internet, you should not return your proxy card. If you submit your later-dated proxy by Internet you must do so no later than 11:59 p.m. (E.S.T.) on April 23, 2012.

        If you hold your shares through a broker or other nominee, you should follow the separate voting instructions, if any, provided by the broker or other nominee with the proxy statement. Your broker or nominee may provide proxy submissions through the Internet or by telephone. Please contact your broker or nominee to determine how to vote.

        You can revoke your proxy at any time before the vote is taken at the Special Meeting. If you do not hold your shares through a broker or other nominee, you may revoke your proxy before the proxy is voted by:

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  Submitting a later-dated proxy by mail, over the telephone, or through the Internet.

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  Sending a written notice, including by facsimile or electronic mail, to the Secretary of the Company. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Special Meeting to:

    Harleysville Group Inc.
    355 Maple Avenue
    Harleysville, Pennsylvania 19438
    Facsimile: (215) 256-5631
    Attention: Robert A. Kauffman
    Email: rkauffman@harleysvillegroup.com

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  Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not in and of itself revoke your proxy. You must also vote your shares at the Special Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the institution that holds your shares to be able to vote at the Special Meeting.

        If your shares are held in "street name," you should follow the instructions of your broker or nominee regarding the revocation of proxies. If your broker or nominee allows you to submit a proxy by telephone or through the Internet, you may be able to change your vote by submitting a proxy again by telephone or through the Internet.

        All shares of the Company's common stock represented by valid, unrevoked proxies we receive through this solicitation will be voted in accordance with your instructions on the proxy card. If you vote your shares by telephone or through the Internet, your shares will be voted at the Special Meeting as instructed.

        If other matters do properly come before the Special Meeting, or at any adjournment or postponement thereof, we intend that shares of the Company's common stock represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card. In addition, the grant of a proxy will confer discretionary authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incidental to the conduct of the Special Meeting, such as a motion to adjourn or postpone in the absence of a quorum or a motion to adjourn or postpone for other reasons.

        PLEASE DO NOT SEND IN SHARE CERTIFICATES WITH THE PROXY CARD. If the Merger is completed, stockholders of record will receive a letter of transmittal with instructions informing them how to send in any share certificates to the exchange agent in order to receive the stockholder's cash payment. Stockholders should use the letter of transmittal to exchange share certificates for the cash payment to which they are entitled as a result of the Merger.

 Effect of Abstentions and Broker Non-Votes

        Absent specific instructions from the beneficial owner of shares, brokers may not vote the shares of the Company's common stock with respect to the proposal to adopt the Merger Agreement. For purposes of determining adoption of the Merger Agreement, abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. Broker non-votes will not apply to the proposal to approve, on a non-binding advisory basis, the golden parachute compensation. Abstentions will count as votes cast "AGAINST" the proposal to approve, on a non-binding advisory basis, the golden parachute compensation, since this vote is based on the number of shares represented at the Special Meeting.

        Accordingly, the Company's board of directors urges stockholders to complete, date, sign and return the accompanying proxy card, or to submit a proxy by telephone or through the Internet by following the instructions included with your proxy card, or, in the event you hold your shares through a broker or other nominee, by following the separate voting instructions received from your broker or nominee.

Shares Owned by Our Directors and Executive Officers

        As of February 29, 2012, our directors and executive officers owned 1,333,826 shares of our common stock entitled to vote, which represents approximately 4.74% of our outstanding shares (including restricted stock plus any stock options that are currently exercisable or that will become exercisable within 60 days of February 29, 2012). In addition, our directors and executive officers hold (1) stock options to purchase up to an additional 102,316 shares of our common stock, which will become vested and exercisable at the effective time of the Merger, and (2) outstanding restricted stock unit and deferred stock unit awards to acquire up to an additional 155,002 shares of our common stock, which will become vested at the effective time of the Merger. See the section entitled "Shareholdings of Directors and Management" below.

Solicitation of Proxies

        The expense of soliciting proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited, for no additional compensation, by officers, directors or employees of the Company or its subsidiaries, by telephone, facsimile, electronic mail or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Company's common stock, and will be reimbursed for their related expenses.

Receipt of Proxy Statements

        Certain stockholders who share the same address may receive only one copy of this proxy statement in accordance with a notice previously delivered in early 2012 from such stockholders' bank, broker, or other holder of record, unless the applicable bank, broker, or other holder of record received contrary instructions. This practice, known as "householding," is designed to reduce printing and postage costs. If you own your shares through a bank, broker, or other holder of record and wish to either stop or begin householding, you may request or stop householding, or you may request a separate copy of this proxy statement or the annual report, either by contacting your bank, broker, or other holder of record at the telephone number or address provided in the above referenced notice, or by contacting us by telephone at 215.256.5000 or in writing to Harleysville Group Inc., 355 Maple Avenue, Harleysville, PA 19438-2297, Attention: Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank, or other record holder, and your account information.

 Stockholder Voting Agreement

        In connection with the Merger Agreement, Harleysville Mutual, the owner as of such date of approximately 53.5% of the issued and outstanding shares of common stock of the Company, entered into a Stockholder Voting Agreement with Nationwide Mutual (the "Voting Agreement"). Pursuant to the Voting Agreement, Harleysville Mutual agreed to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement and in any other circumstances upon which a vote, consent or other approval is sought with respect to the Merger Agreement, the Merger or other transactions contemplated by the Merger Agreement. Solely for purposes of the Voting Agreement, Harleysville Mutual has agreed to designate Nationwide Mutual as Harleysville Mutual's proxy and attorney-in-fact. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, Harleysville Mutual will vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement and the vote of no stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting. In addition, Harleysville Mutual has agreed to vote against (i) any merger (other than the Mergers with Nationwide Mutual) or other sale of substantial assets, (ii) any Alternative Transaction or Alternative Transaction Proposal, and (iii) any other action, agreement or transaction that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Harleysville Mutual contained in the Merger Agreement. The Voting Agreement will terminate upon the earlier of (i) the effective time of the Mergers, and (ii) the termination of the Merger Agreement in accordance with its terms. Prior to entering into the Voting Agreement, the Company's board of directors also approved the Voting Agreement, thereby making Section 203 (Business Combinations with Interested Stockholders) of the Delaware General Corporation Law inapplicable to the Merger.

THE MERGER

Introduction

        We are seeking adoption by our stockholders of the Merger Agreement by and among us, Nationwide Mutual, Harleysville Mutual, and Merger Sub. In connection with the Merger, our stockholders will receive $60.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock (other than (1) shares owned by the Company and its subsidiaries, (2) shares owned by Harleysville Mutual and its subsidiaries, which will be owned by Nationwide Mutual (as the surviving corporation of the Parent Merger), and (3) shares for which appraisal rights have been properly exercised under Delaware law) outstanding immediately prior to the effective time of the Merger.

The Parties to the Merger Agreement

Harleysville Group

Harleysville Group Inc.
355 Maple Avenue
Harleysville, Pennsylvania 19438
Telephone: (215) 256-5000

        We are an insurance holding company headquartered in Pennsylvania which, together with our subsidiaries, engages in the property and casualty insurance business on a regional basis in the United States. We are a Delaware corporation formed by Harleysville Mutual in 1979 as a wholly owned subsidiary. In May 1986, we completed an initial public offering of our common stock, reducing the percentage of outstanding shares owned by Harleysville Mutual to approximately 70%. In April 1992, Harleysville Mutual completed a secondary public offering of a portion of the Company's common stock then owned by it, further reducing the percentage of outstanding shares owned by Harleysville

Mutual. On September 28, 2011, Harleysville Mutual owned approximately 53.5% of our outstanding shares of common stock.

Harleysville Mutual

Harleysville Mutual Insurance Company
355 Maple Avenue
Harleysville, Pennsylvania 19438
Telephone: (215) 256-5000

        Harleysville Mutual is a mutual insurance company headquartered in Pennsylvania which, together with its subsidiaries, engages in the property and casualty insurance business on a regional basis in the United States. The Company, Harleysville Mutual and their subsidiaries operate together to pursue a strategy of underwriting a broad array of commercial and personal coverages. These insurance coverages are marketed primarily in the eastern and midwestern United States through approximately 1,300 insurance agencies. Regional offices are maintained in Georgia, Illinois, Indiana, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Pennsylvania, Tennessee, and Virginia. When we use the term "Harleysville" we refer collectively to the Company, Harleysville Mutual and the respective insurance subsidiaries of each.

Nationwide Mutual

Nationwide Mutual Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215
Telephone: (800) 882-2822

        Nationwide Mutual is a mutual insurance company headquartered in Ohio. Nationwide Mutual is the lead entity of Nationwide, one of the largest insurance and diversified financial services groups in the United States, offering a wide range of insurance, annuities and investment products and services. Nationwide Mutual and its property and casualty subsidiaries are principally engaged in underwriting personal automobile, homeowners, and commercial insurance products.

Merger Sub

Nationals Sub, Inc.
c/o Nationwide Mutual Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215
Telephone: (800) 882-2822

        Merger Sub is a Delaware corporation that was formed solely for the purpose of entering into the Merger Agreement and consummating the transactions contemplated by the Merger Agreement. It has not conducted any activities to date other than activities incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Merger Sub is a direct, wholly owned subsidiary of Nationwide Mutual.

Background of the Merger

        The Company's board of directors and Harleysville Mutual's board of directors (collectively referred to in this Background of the Merger section as the Boards), and the senior management of the Company and Harleysville Mutual regularly review and consider business alternatives to protect and enhance value for all of the constituencies of the Company and Harleysville Mutual, including stockholders, policyholders, employees, agents and the communities in which the Company and

Harleysville Mutual and their respective insurance subsidiaries operate. In this Background, we refer to the Company, Harleysville Mutual and all such subsidiaries collectively as Harleysville. Harleysville considers its strategic options in light of the totality of the circumstances, including current and anticipated business trends, regulatory conditions, short-term and long-term value for the stockholders of the Company, the impact on policyholders and the ratings environment expected to impact Harleysville and the insurance industry. In particular, for the past seven years, the Boards have undertaken an annual strategic review. At these strategic review sessions, numerous strategic options have been considered and discussed. These have included continuing as an independent company either with or without acquiring other businesses, a combination with another mutual insurance company, a demutualization of Harleysville Mutual on a stand-alone basis, a sponsored demutualization of Harleysville Mutual with a third party, and a conversion to a mutual holding company structure. At these meetings, the Boards have considered presentations from various financial advisors and legal counsel in which the advantages and disadvantages of some of these strategic options were outlined for discussion.

        During the first quarter of 2011, William W. Scranton III, Chairman of both Boards, met with Keith W. Eckel, Chairman of the Board of Nationwide Mutual. Mr. Eckel asked Mr. Scranton if Harleysville might be interested in a strategic transaction with Nationwide Mutual. Mr. Scranton advised Mr. Eckel that Mr. Scranton would discuss Nationwide Mutual's interest with Michael L. Browne, President and Chief Executive Officer of the Company and Harleysville Mutual, and that Mr. Scranton would get back to Mr. Eckel as to whether Mr. Browne would be willing to talk to Stephen S. Rasmussen, Chief Executive Officer of Nationwide Mutual. Mr. Scranton subsequently discussed Mr. Eckel's request with Mr. Browne who indicated that he would talk to Mr. Rasmussen by telephone. Following his discussion with Mr. Browne, Mr. Scranton spoke with Mr. Eckel by telephone and informed Mr. Eckel that Mr. Browne would talk to Mr. Rasmussen by telephone. Mr. Browne was subsequently contacted by Mr. Rasmussen and Mr. Rasmussen suggested that they meet to discuss a possible combination between Harleysville and Nationwide Mutual. Mr. Browne informed the Boards of the contact from Mr. Rasmussen at a regularly scheduled board meeting on February 17, 2011. While the Boards were of the view that neither the Company nor Harleysville Mutual was for sale, they authorized Mr. Browne to meet with Mr. Rasmussen. Messrs. Browne and Rasmussen held a brief introductory meeting in Philadelphia, Pennsylvania on March 7, 2011. Mr. Rasmussen stated that a combination of Harleysville and Nationwide Mutual presented a unique opportunity for Harleysville Group and Harleysville Mutual and the constituencies of both companies, in light of Nationwide Mutual's strategic objective of expanding distribution through independent agents on the East Coast which would result in significant growth opportunity for both companies. Mr. Browne indicated that Harleysville was focused on pursuing its own business strategies, including growth by acquisition, but that he would convey Mr. Rasmussen's thoughts to the Boards. Mr. Rasmussen also mentioned that Nationwide Mutual would be willing to consider paying some premium over the market price for the shares held by the public stockholders of the Company.

        Following the March 7, 2011 meeting, Mr. Browne informed the Boards about his discussion with Mr. Rasmussen.

        On March 9, 2011, Mr. Rasmussen called Mr. Browne. Mr. Rasmussen suggested that they meet again with certain other members of the senior management of their companies to explore further whether a business combination should be considered. A meeting was then scheduled for March 21, 2011.

        On March 14, 2011, Mr. Rasmussen sent a letter to Mr. Browne requesting certain information about the Company and Harleysville Mutual and asking that Mr. Browne and his team be prepared to make a presentation about Harleysville to Mr. Rasmussen and his team at the March 21 meeting.

        On March 16, 2011, Mr. Browne contacted Mr. Rasmussen by telephone to indicate that Mr. Browne was not prepared to proceed with a future meeting or furnish information about Harleysville until Mr. Rasmussen provided some indication of interest with respect to preliminary terms of a transaction. Mr. Rasmussen indicated that, after the presentation at the proposed March 21 meeting, he would meet with Nationwide Mutual's board and would be in a position to discuss proposed terms. Prior to and following this conversation, Mr. Browne conferred with Mr. Scranton, and, because no decision had been made to pursue the sale of or combination transaction involving Harleysville, they agreed that, without an indication of proposed terms from Nationwide Mutual, they were not prepared to meet with Nationwide Mutual on March 21. Consequently, that meeting was cancelled. Mr. Rasmussen subsequently stated that he would contact Mr. Browne following the next meeting of Nationwide Mutual's Finance Committee.

        On March 21, 2011, Harleysville and Nationwide Mutual executed a mutual confidentiality agreement (which did not include any exclusivity or standstill provisions) and Mr. Browne informed the members of the Boards of these interactions with Nationwide Mutual. The purpose of the mutual confidentiality agreement was to allow both Harleysville and Nationwide Mutual to perform preliminary due diligence reviews on each other.

        On March 30, 2011, pursuant to Mr. Browne's request, Mr. Rasmussen sent Mr. Browne a letter in which Mr. Rasmussen indicated Nationwide Mutual's interest in a merger with Harleysville Mutual and an acquisition of the Company in a transaction that would involve the payment of $55 per share in cash to the public stockholders of the Company. Mr. Browne forwarded copies of that letter to the members of the Boards.

        Following receipt of the March 30 letter and consultation with Mr. Scranton, Mr. Browne called Mr. Rasmussen to advise him that the proposed terms contained in his letter were not acceptable.

        On April 4, 2011, representatives of Credit Suisse Securities (USA) LLC, or Credit Suisse, the financial advisor to Harleysville, and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"), the investment banker for Nationwide Mutual, spoke by telephone regarding their preliminary views on the valuation of the Company.

        Also, on April 4, 2011, Mr. Browne received a call from a representative of BofA Merrill Lynch to discuss Mr. Rasmussen's March 30 letter to Mr. Browne. After this call, Mr. Browne agreed to a meeting between the Chief Financial Officers and General Counsels of Harleysville and Nationwide Mutual, which meeting was scheduled for April 15, 2011. On April 5 and 6, 2011, representatives of Credit Suisse and BofA Merrill Lynch spoke by telephone regarding the agenda for this meeting to be held on April 15, 2011, as well as their respective preliminary views of the valuation of the Company.

        On April 15, 2011, several members of the senior management teams of Harleysville and Nationwide Mutual, other than the Chief Executive Officers, met in Philadelphia to discuss a possible transaction. Representatives of Credit Suisse, Ballard Spahr LLP (legal counsel to Harleysville), BofA Merrill Lynch, and Jones Day (legal counsel to Nationwide Mutual) attended this meeting.

        On April 19 and 20, 2011, Credit Suisse and BofA Merrill Lynch spoke by telephone and discussed various aspects of Nationwide Mutual's indication of interest, including business and cultural fit.

        On April 27, 2011, the board of directors of the Company and the board of directors of Harleysville Mutual held a joint meeting at which Mr. Browne described the indication of interest from Nationwide Mutual. The Boards authorized Mr. Browne to continue negotiations with Nationwide Mutual in order to better understand the precise terms of the indication of interest from Nationwide Mutual. In addition, Harleysville Mutual's board of directors suggested that such negotiations focus on Harleysville Mutual and its constituencies, including policyholders, employees, agents, the communities in which Harleysville does business, the potential impact of a transaction on the Harleysville brand and other related issues. The Boards directed Mr. Browne, in conjunction with Credit Suisse, to engage in confidential discussions with other third parties that would be capable of consummating a transaction with Harleysville for the purpose of performing a "market check." In addition, the Boards requested that Credit Suisse prepare an analysis of all relevant strategic alternatives and options available to Harleysville (including, but not limited to, third parties that would be capable of consummating a transaction with Harleysville) for presentation at the Boards' offsite meetings in June.

        On April 29, 2011, Mr. Browne called Mr. Rasmussen to indicate a willingness for members of Harleysville's senior management to meet with their Nationwide Mutual counterparts to discuss broader issues, particularly related to Harleysville Mutual and its constituencies.

        In early May 2011, while attending a meeting, Mr. Browne ran into the Chief Executive Officer of Company A, who was also attending that meeting. They briefly discussed a potential transaction between their companies. They also agreed to discuss this possibility in more detail later in May.

        On May 19, 2011, representatives of senior management of Harleysville and Nationwide Mutual met in Philadelphia, Pennsylvania. The participants at that meeting included the Chief Executive Officers, Chief Financial Officers, General Counsels and other senior members of the respective management teams of Harleysville and Nationwide Mutual.

        On May 25, 2011, Credit Suisse spoke with BofA Merrill Lynch and the Vice President of Mergers & Acquisitions of Nationwide Mutual. This conversation related to the valuation of the Company.

        On May 31, 2011, Mr. Browne met in Philadelphia, Pennsylvania with the Chief Executive Officer of Company A to discuss a possible transaction between their companies.

        On June 6, 2011, Messrs. Scranton and Browne met in Philadelphia, Pennsylvania with the Chairman of the Board and the Chief Executive Officer of Company A to further discuss a possible transaction between their companies.

        In early June, in accordance with the April 27, 2011 authorizations of the Boards to determine whether there were other third parties capable of consummating a transaction with Harleysville, Mr. Browne called the Chief Executive Officer of Company B, and they subsequently met on June 10, 2011.

        Also in early June, in preparation for the Boards' annual offsite strategic planning meetings in late June, the Company's senior management prepared and provided the Company's board of directors with non-public financial forecasts for the Company for the years ending December 31, 2011, 2012 and 2013, respectively, in connection with its consideration of strategic alternatives (see section entitled "Unaudited Financial Projections for the Company" below).

        Later in June 2011, the Boards met for two days of annual offsite strategic planning meetings. During those meetings, representatives of Credit Suisse made a presentation to the Boards regarding possible strategic alternatives for Harleysville. Specifically, the Credit Suisse presentation covered the following alternatives:

        1.     Standalone: maintaining the current structure and pursuing the existing business plan;

        1a.   Standalone with acquisitions: making an acquisition within the existing structure;

        2.     Demutualization: modification of the existing structure through a demutualization subscription rights offering and possible subsequent transactions; and

        3.     Sale or merger transaction: sale of the enterprise/merger with a partner.

        Following this presentation, the Boards engaged in a robust discussion of the various alternatives, evaluating execution considerations and the financial consequences associated with each of them. Credit Suisse also reviewed with the Boards the current economic environment and merger and acquisition activity within the insurance industry, and also summarized the indication of interest that had been received from Nationwide Mutual and its financial impact on Harleysville. Credit Suisse also provided background information on Nationwide Mutual, Company A, and Company B. Finally, Credit Suisse presented to the Boards a short list of companies, which included Company A and Company B, capable of doing a transaction with Harleysville similar to the transaction being proposed by Nationwide Mutual. Credit Suisse indicated that it was not aware of any other company, other than Nationwide Mutual, Company A or Company B, that would be reasonably likely to be capable of (from financial or structural viewpoints) and be interested in effecting a transaction with Harleysville similar to the one proposed by Nationwide Mutual.

        During those meetings, Ballard Spahr LLP made a presentation to the Boards on their respective fiduciary duties under Delaware and Pennsylvania law. Each of the Boards discussed its obligations and ability to consider the impact of its decisions on various constituencies. The Boards also reviewed with Ballard Spahr LLP the procedures for responding to and considering acquisition proposals.

        Following these series of meetings of the Boards, each of the Boards directed management of Harleysville, with the assistance of Credit Suisse, to continue to explore possible transactions with each of Nationwide Mutual, Company A, and Company B. The Boards emphasized to management and to Credit Suisse that, if Harleysville were to enter into a sale or merger transaction, the following objectives must be met and satisfied and directed that these objectives be conveyed to the three parties (and any other party) considering a potential transaction for Harleysville:

  •
  maximize value for the public stockholders of the Company;

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  protect and enhance the position of policyholders of Harleysville Mutual;

  •
  provide continued opportunities for Harleysville employees;

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  preserve the Harleysville culture and commitment to the community; and

  •
  continue to grow the Harleysville brand.

        On June 16, 2011, Mr. Browne spoke with Mr. Rasmussen by telephone to provide Mr. Rasmussen with an update on the offsite meetings of the Boards and to schedule a meeting with Mr. Rasmussen. The meeting was subsequently scheduled for July 14, 2011 in Columbus, Ohio.

        On June 21, 2011, Harleysville and Company A entered into an agreement that imposed confidentiality and standstill obligations on Company A, but did not impose exclusivity obligations on Harleysville.

        On June 23, 2011, Credit Suisse had initial discussions by telephone with the investment banker for Company A.

        On June 29, 2011, Mr. Browne communicated with the members of the Boards, advising them of the status of contacts and meetings with each of Nationwide Mutual, Company A, and Company B.

        On June 30, 2011, Mr. Browne, the Chief Financial Officer, Chief Actuary and General Counsel of Harleysville met in Philadelphia with their counterparts at Company A. Also in attendance were representatives of Credit Suisse and the investment banker to Company A. The parties discussed the general terms and structure of a merger or other affiliation transaction and related matters.

        On July 5, 2011, Harleysville and Company B entered into two agreements. The first agreement imposed confidentiality and standstill obligations on Company B, but not exclusivity obligations on Harleysville. The second agreement imposed confidentiality obligations, but not exclusivity or standstill obligations, on Harleysville.

        In addition, on July 5, 2011, Mr. Browne met with the Chairman of the Board, the Chief Executive Officer and another senior executive of Company B. At that meeting, the parties discussed potential synergies between the companies and certain other factors relating to a potential transaction. In addition, the representatives of Company B described their views as to how Harleysville would fit into the Company B structure. They also discussed the potential reduction in the number of states in which Harleysville would write business following the closing of the transaction, as well as the potential reduction in the number of employees at Harleysville's headquarters. Later in July, Company B requested that Harleysville provide certain due diligence documentation, and Harleysville did so.

        On July 8, 2011, Mr. Browne met with the Chief Executive Officer of Company A along with some of their respective senior executives, to discuss operational synergies that might result from a potential transaction between the companies. Also on July 8, Credit Suisse spoke with the investment banker for Company A to discuss a proposed structure and structural alternatives.

        On July 11, 2011, Mr. Browne and the Chief Executive Officer of Company A met to discuss further issues related to Harleysville employees, agents and the community in connection with a transaction between the two companies.

        Also on July 11, 2011, the senior management, investment bankers and outside legal counsel of each of Harleysville and Company A spoke by telephone and discussed the existing structure and other matters related to Harleysville.

        On July 12, 2011, Credit Suisse spoke with the investment banker for Company A by telephone and discussed the proposed structure and progress of discussions between Harleysville and Company A. Also on July 12, 2011, a senior executive officer of Company B sent a letter to Mr. Browne requesting additional due diligence information concerning Harleysville.

        Also on July 12, 2011, Mr. Browne spoke with the Chief Executive Officer of Company A by telephone. They discussed integration and other issues related to Harleysville employees, agents and the community that would result from a potential merger or affiliation transaction between Harleysville and Company A. Mr. Browne also indicated that the per share price for the Company's shares held by the public stockholders would have to be at least $60, which number was based in part on the terms contained in the letter dated March 30, 2011 from Nationwide Mutual as well as the non-public financial forecasts for the Company prepared by the Company for the Boards' annual offsite strategic planning meetings in late June.

        On July 14, 2011, Mr. Browne met with Mr. Rasmussen in Columbus, Ohio to discuss issues relating to policyholders, employees, community, agents and the Harleysville brand, as well as the potential merger consideration for the publicly-held shares of the Company. Mr. Rasmussen reaffirmed Nationwide Mutual's strong interest in effecting the proposed transactions with Harleysville, and agreed that, after the Nationwide Mutual's board meeting scheduled for August 8, Mr. Rasmussen would send to Mr. Browne a revised written indication of interest outlining Nationwide Mutual's proposal.

        During the third week in July 2011, representatives of Harleysville and Company A discussed the terms of a possible transaction, including price.

        On July 19, 2011, Mr. Browne briefly discussed with the Chief Executive Officer of Company B the various structural alternatives by telephone. Following this conversation, Harleysville received from Company B materials which described a number of proposed structures for a potential transaction. Harleysville believed that each of Company B's proposed transaction structures was complex, would involve significant structural changes to Harleysville, and would take anywhere from nine months to 24 months to consummate.

        On July 20, 2011, Mr. Browne spoke with the Chief Executive Officer of Company A by telephone and discussed potential transaction terms.

        On July 21, 2011, Credit Suisse and the investment banker for Company A met to discuss a possible transaction between Harleysville and Company A, including price for the publicly held shares of the Company, and Company A's need for significant cost savings and accretion in the first year following the closing of a transaction between Harleysville and Company A. The financial advisor to Company A indicated that Company A was considering a transaction that would involve a per share payment in the "low to middle $50's" to the Company's public stockholders.

        On July 26, 2011, Mr. Browne spoke with the Chief Executive Officer of Company A by telephone and further discussed potential transaction terms.

        Also on July 26, 2011, Credit Suisse spoke with Mr. Browne and other members of Harleysville's senior management by telephone and discussed the progress of discussions with Company A. The approach to be taken with respect to the three potential bidders and the timing of a potential transaction were also discussed on this call.

        A telephone conference call took place on July 26, 2011 among certain Harleysville senior executives with representatives of Company B. Ballard Spahr LLP also participated in that conference call. The purpose of the call was to discuss the structural alternatives proposed by Company B following the telephone call of July 19, 2011 between Mr. Browne and the Chief Executive Officer of Company B. The participants discussed the structural impediments and significant time periods which would be required to consummate a transaction with Company B. At the conclusion of the meeting, the parties agreed that Ballard Spahr LLP would prepare a memorandum outlining an alternative structure for a transaction that had been presented on the call.

        On July 29, 2011, Mr. Browne met with the Chief Executive Officer of Company A. Mr. Browne stressed that any proposal from Company A must contain certain protections for Harleysville Mutual's constituencies, including policyholders, employees, agents, the community and the Harleysville brand, as well as providing a per share price of at least $60 to the Company's public stockholders. The following week, Mr. Browne received a call from the Chief Executive Officer of Company A who indicated that any transaction proposed by Company A would not provide all of the constituency protections described by Harleysville.

        On August 2, 2011, Harleysville provided Company B with material related to the alternative structure for a transaction with Company B, as discussed on July 26, 2011.

        On August 4, 2011, in response to a request from Company B for "pricing guidance," Credit Suisse spoke with representatives of Company B. They discussed Harleysville's expectations for the per share consideration payable to the Company's public stockholders in a merger transaction with Company B, and Credit Suisse indicated that, in light of alternative proposals that Harleysville expected to receive, this per share price should "start with a six." They also discussed the synergies that Company B could expect to realize from a transaction with Harleysville. The representatives of Company B indicated that the ability to realize substantial synergies would be an important element of any transaction between Company B and Harleysville, and that they expected that an important component of these synergies would be cost reductions, including a reduction in the number of employees at Harleysville's headquarters and a reduction in the number of states in which Harleysville would write business. At the end of the call, the representatives of Company B indicated that they understood the pricing guidance they were being given, as well as the synergy potential.

        On August 5, 2011, the same representatives of Company B called Credit Suisse. On this call, the representatives of Company B said that Company B would not be prepared to pay anything close to a per share price of $60 to the Company's public stockholders, and, instead, contemplated a per share price that would reflect a premium of approximately 50% over the then-current trading price of the Company's shares (which would imply a per share price of approximately $45). The representatives of Company B also said that Company B would be prepared to pay some amount to Harleysville Mutual's policyholders. Harleysville believes such offer of a payment to policyholders was based upon Company B's structure and its proposal to effect a demutualization or a conversion of Harleysville

Mutual. At the end of the call, Credit Suisse said that they would report Company B's position to the Boards but doubted that Harleysville would be prepared to engage in further discussions with Company B on the basis described by Company B's representatives, in part because of Harleysville's lack of interest in pursuing a demutualization transaction or a conversion transaction.

        Also on August 5, 2011, at their regular meeting, the Boards discussed the status of negotiations with Nationwide Mutual, Company A, and Company B. The Boards were advised of Credit Suisse's conversations with the representatives of Company B. After discussion, the Boards concluded that, based on those conversations, Company B did not appear to be interested in pursuing a transaction on terms that would be acceptable to the Boards.

        The Boards also discussed whether, depending on the ultimate structure of the proposed transaction with Nationwide Mutual, it would be advisable for each of the Boards to have its own separate advisors and for each to form a special committee composed of non-employee directors who served only on the board of the Company or on the board of Harleysville Mutual, but not both. Based on such discussion, each Board authorized the formation of a special committee. Harleysville Mutual's board of directors determined that its special committee would consist of Mr. DeBenedictis and Mr. Lapeyrouse, and the Company's board of directors determined that its special committee would consist of Ms. Austell and Ms. Graddick-Weir. The Company's board of directors determined that, when it became advisable for it to retain separate counsel, it would seek to engage Fox Rothschild LLP as its legal counsel. Harleysville Mutual's board of directors determined that, when it became advisable for it to retain separate counsel, it would seek to engage Ballard Spahr LLP as its legal counsel. Finally, because of the prior relationship between Harleysville and Credit Suisse, the Boards also agreed that it might become advisable to retain one or more additional financial advisors to advise Harleysville Mutual and the Company separately.

        Following a Nationwide Mutual board meeting on August 8, 2011, by letter dated August 9, 2011, Mr. Rasmussen wrote to Mr. Browne to reiterate Nationwide Mutual's interest in merging with Harleysville, subject to satisfactory completion of due diligence and entry into an exclusivity agreement. The principal terms of the indication of interest were as follows:

  •
  Harleysville Mutual would merge with and into Nationwide Mutual;

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  a newly formed subsidiary of Nationwide Mutual would merge with and into the Company;

  •
  the public holders of outstanding shares of the Company would receive $60 in cash per share;

  •
  Nationwide Mutual would assume all of the Company's liabilities, including all outstanding debt;

  •
  Nationwide Mutual would not require a financing condition;

  •
  Nationwide Mutual would make no major operational changes at Harleysville for a minimum of two years;

  •
  Nationwide Mutual would use the Harleysville brand for a minimum of two years;

  •
  Nationwide Mutual would maintain or exceed the current employment levels at Harleysville's Pennsylvania headquarters for a minimum of two years and would be prepared to make a similar commitment in Worcester, Massachusetts following due diligence;

  •
  Nationwide Mutual would provide competitive retention bonuses to key employees and honor the existing incentive commitments under the Company's current compensation plan for 2011, including payment of no less than the targeted 2011 bonuses within 60 days after closing; and

  •
  Nationwide Mutual would maintain or improve Harleysville's existing charitable activities in the future.

        As stated in the August 9, 2011 letter from Mr. Rasmussen, one of Nationwide Mutual's requirements for proceeding further was for Harleysville Mutual and the Company to enter into an exclusivity agreement. Consequently, on August 15, 2011, Harleysville and Nationwide Mutual entered into an exclusivity agreement pursuant to which Harleysville agreed that it would not initiate, encourage, solicit or enter into any competing transaction, engage in any discussions or negotiations with respect to any competing transaction, furnish or exchange any information to or with any person or entity in connection with a competing transaction, or take any action to facilitate, enhance or recommend a competing transaction. The period of exclusivity was the earlier of 30 days from the date of the exclusivity agreement or the date on which the parties entered into a definitive agreement. The 30 day period could be extended for additional periods up to a total of 90 days unless Harleysville provided Nationwide Mutual with written notice of termination of the exclusivity agreement at the end of each 30-day period.

        On August 17, 2011, the General Counsel of Harleysville received an initial due diligence request from Nationwide Mutual's Chief Financial Officer.

        On August 19, 2011, Harleysville and Credit Suisse gave Nationwide Mutual representatives access to an electronic data room containing business, operations and financial data about Harleysville.

        Despite Harleysville's belief (which was based on Credit Suisse's prior conversations with representatives of Company B) that Company B was not interested in pursuing a transaction with Harleysville, the Chief Executive Officer of Company B sent a letter to Mr. Browne on August 26, 2011. The letter noted Company B's interest in continuing to discuss a potential transaction with Harleysville. In the letter, Company B's Chief Executive Officer described what he characterized as his initial thoughts. These included a buy out of the public stockholders of the Company at a significant premium; assumption by Company B of all obligations under any Harleysville change in control or other similar compensation arrangements; conversion of Harleysville Mutual from a mutual company to a stock insurance company and, at the discretion of Harleysville Mutual's board of directors, either (1) a payment by Company B to Harleysville Mutual members of an amount in cash in return for terminating their member rights or (2) providing Harleysville Mutual's members with a special dividend and member rights in Company B's mutual holding company; establishment of a significant transition and retention compensation program for members of Harleysville's management team; the provision by Company B of a market to provide management of Harleysville with the opportunity to monetize equity received in the conversion; maintenance, during an integration period, of compensation and benefits for Harleysville employees substantially comparable to those currently enjoyed and in the future consistent with employees of Company B; no financing contingency and flexibility as to the timing and sequencing of the affiliation, buyout and conversion; maintenance of a real presence in Pennsylvania and in any other significant Harleysville locations; and establishment of a charitable foundation, "The Harleysville Mutual Foundation," to further support and enhance the surrounding communities.

        Because of Harleysville's obligations under the exclusivity agreement with Nationwide Mutual, Harleysville was restricted from discussing the contents of the August 26, 2011 letter with Company B. Therefore, Harleysville did not contact Company B's Chief Executive Officer to discuss his initial thoughts, or provide any information to Company B regarding Harleysville.

        On August 29, 2011, in accordance with the provisions of the exclusivity agreement with Nationwide Mutual, the Chief Financial Officer of Harleysville sent a letter to Nationwide Mutual notifying Nationwide Mutual of Harleysville's receipt of the letter from Company B's Chief Executive Officer without revealing the identity of Company B or the specific terms contained in Company B's letter.

        By letter dated August 30, 2011, Mr. Browne responded to Company B's Chief Executive Officer that Harleysville was not in a position at that time to have further discussions with Company B or its advisors. He also indicated that Harleysville believed that discussions between Harleysville and Company B had terminated in early August.

        On August 31, 2011, the Boards met, Fox Rothschild LLP was engaged to represent the Company, and Ballard Spahr LLP was engaged to represent Harleysville Mutual in the proposed transaction with Nationwide Mutual.

        By letter dated September 1, 2011, Company B's Chief Executive Officer acknowledged receipt of Mr. Browne's letter of August 30, 2011. Company B's Chief Executive Officer's letter provided further detail as to why the approach outlined in his August 26 letter would fairly compensate all important Harleysville constituencies, including that Company B would:

  •
  affiliate with Harleysville Mutual and buy out the public stockholders of the Company for a price of $42 per share;

  •
  convert Harleysville Mutual to a stock insurance company and provide Harleysville Mutual's members with a special dividend of $250 million (which Harleysville calculated to be approximately $1,244 per policy based on the approximately 201,000 policies of Harleysville Mutual as of November 23, 2011), coupled with member rights in Company B's holding company;

  •
  be flexible as to the timing and sequencing of the affiliation, buyout and conversion transactions;

  •
  offer Mr. Browne and Harleysville's senior management a transition and retention compensation program with a value of approximately $25 million;

  •
  maintain Harleysville operations as a strong brand within Company B's regional companies group;

  •
  maintain a real presence within Pennsylvania and in other significant Harleysville locations; and

  •
  establish "The Harleysville Mutual Foundation" with initial funding of $5 million to support and enhance the surrounding communities.

        The letter went on to state that the aggregate consideration proposed by Company B and payable to the Company's public stockholders and Harleysville Mutual's members would exceed $800 million, which would surpass the consideration to be paid to the Company's public stockholders pursuant to the other proposal, assuming a per share price of $60.00, by approximately $50 million.

        Because of the restrictions imposed on Harleysville under the exclusivity agreement with Nationwide Mutual, Harleysville did not discuss the letter with any representative of Company B or provide any Harleysville-related information to Company B. Both the August 26, 2011 letter, characterized as "initial thoughts" of Company B's Chief Executive Officer, and the September 1, 2011 letter were provided to Harleysville without provision of any due diligence information by Harleysville to Company B, were not binding on either Company B or Harleysville, were preliminary indications of interest that could not be responded to by Harleysville, and were not negotiated.

        On September 2, 2011, in accordance with the provisions of the exclusivity agreement with Nationwide Mutual, Harleysville sent a letter to Nationwide Mutual notifying Nationwide Mutual of Harleysville's receipt of the letter dated September 1, 2011 from Company B without revealing the identity of Company B or the specific terms contained in Company B's letter.

        Because of the prior relationship between Harleysville and Credit Suisse, in addition to continuing to be advised by Credit Suisse, Harleysville Mutual's board of directors determined to retain the investment banking firm of Griffin Financial Group, LLC ("Griffin") as an additional financial advisor to advise Harleysville Mutual's board of directors with respect to the proposed merger, including, if requested by Harleysville Mutual's Board, to provide a fairness opinion with respect to the Parent Merger, as well as to assist Harleysville Mutual in performing a due diligence review of Nationwide

Mutual. Griffin was retained on September 6, 2011. On September 9, 2011, the law firm of Stevens & Lee, P.C. was engaged to advise Harleysville Mutual's board of directors (including by providing an opinion to Harleysville Mutual's board of directors) with respect to the fiduciary duties under Pennsylvania law of Harleysville Mutual's board of directors. Griffin is an affiliate of the law firm of Stevens & Lee, P.C. In connection with the retentions of Griffin and Stevens & Lee, the board of directors of Harleysville Mutual was aware that Griffin had provided investment banking services and rendered a fairness opinion and Stevens & Lee had provided a legal opinion to Harleysville Mutual in connection with the amendment of the pooling agreement between the Company and Harleysville Mutual in 2007. Griffin was paid a fee of $100,000 for its services and Stevens & Lee was paid a customary fee for its services.

        Due to the fact that Harleysville was anticipating receipt of a draft merger agreement from Nationwide Mutual, on September 8, 2011, the initial period of exclusivity pursuant to the exclusivity agreement entered into by Harleysville and Nationwide Mutual on August 15, 2011 was extended for an additional seven day period until September 21, 2011.

        On September 9, 2011, Harleysville received from Nationwide Mutual a draft merger agreement providing for the Mergers, and a draft voting agreement between Harleysville Mutual and Nationwide Mutual that would require Harleysville Mutual to vote its shares of the Company in favor of the Merger.

        On September 13 and 14, 2011, the management teams of both Harleysville and Nationwide Mutual met for the purpose of conducting comprehensive management due diligence on Harleysville. These meetings involved presentations by Harleysville to Nationwide Mutual with respect to the following areas: finance, information technology, investments, actuarial, business overview, claims, tax, human resources and legal.

        Based on the productive negotiations that were taking place between Harleysville and Nationwide Mutual, on September 15, 2011, the exclusivity agreement dated August 15, 2011 between Harleysville and Nationwide Mutual was further amended to extend the initial exclusivity period through October 7, 2011.

        On September 16, 2011, Mr. Rasmussen called Mr. Browne to confirm that, following the completion of its due diligence, and subject to negotiation of a mutually acceptable merger agreement, Nationwide Mutual would agree to the commitments to community, employees and related matters that had been previously discussed between the parties, and to pay $60 per share for the shares of the Company held by the public stockholders.

        Also on September 16, 2011, Fox Rothschild LLP and Ballard Spahr LLP provided comments on the draft merger agreement to Jones Day, counsel to Nationwide Mutual and, on September 19, 2011, representatives of Nationwide Mutual, Jones Day, Harleysville, Fox Rothschild LLP, Ballard Spahr LLP, Credit Suisse and Griffin held a conference call to discuss these comments and other proposed changes to the draft merger agreement. On September 22, 2011, following several exchanges of drafts of the merger agreement, the parties held a conference call to discuss the principal outstanding issues.

        On September 19, 2011, Harleysville Mutual's board of directors held a special meeting at which Harleysville Mutual's board of directors ratified the engagement of both Griffin and Stevens & Lee.

        On September 21, 2011, Nationwide Mutual gave Harleysville and its representatives and advisors access to an electronic data room containing information about Nationwide Mutual.

        Because of the prior relationship between Harleysville and Credit Suisse, in addition to continuing to be advised by Credit Suisse, the Company's board of directors determined to retain a nationally recognized investment banking firm with substantial experience in the valuation of insurance companies in connection with mergers and acquisitions. The Company considered several qualified investment banking firms. The Company selected KBW to provide an opinion to the Company's board of directors as to the fairness of the consideration to be paid to the Company's public stockholders in the Merger due to KBW's expertise. KBW was retained on September 22, 2011. The Company's instructions permitted KBW to render the opinion in accordance with its customary practice, in such form as KBW shall determine and with such qualifications as KBW believes reasonably appropriate.

        By letter dated September 23, 2011, Company B's Chief Executive Officer reiterated Company B's willingness to proceed with a transaction on the terms outlined in his letter dated September 1, 2011. In the September 23rd letter, he again proposed to pay $42 per share for the Company's publicly traded shares and a special dividend of $250 million to Harleysville Mutual's policyholders, coupled with members rights in Company B's mutual holding company. The letter also expressed a willingness to discuss alternative structures and approaches.

        On September 24, 2011, Mr. Rasmussen contacted Mr. Browne and informed him that the Finance Committee of Nationwide Mutual's board of directors had approved the Mergers, including the price of $60.00 per share for the Company's shares held by public stockholders.

        On September 26, 2011, the Special Transaction Committee of the Company's board of directors met. Representatives of Fox Rothschild LLP and KBW participated in the meeting. In addition, Harleysville's General Counsel participated for a portion of the meeting. The Special Transaction Committee members reviewed and adopted a committee charter which provided for them to review potential transactions and make a recommendation to the Company's full board of directors. KBW explained that it had been retained by the Company's board of directors in connection with the Merger to provide, if requested, a fairness opinion with respect to the Merger. KBW indicated that, based on the analysis and due diligence it had performed to date, it expected, if requested, to be in a position to deliver such opinion. The Special Transaction Committee also discussed with Fox Rothschild LLP its fiduciary duties under Delaware law.

        On September 26, 2011, the Special Committee of Harleysville Mutual's board of directors met. Representatives of Ballard Spahr LLP and Griffin participated in the meeting. Harleysville's General Counsel participated for a portion of the meeting. The Special Committee members reviewed and adopted a committee charter which provided for them to review potential transactions and make a recommendation to Harleysville Mutual's full board of directors. Griffin explained that it had been retained to advise Harleysville Mutual's board of directors in connection with the Parent Merger, including, if requested, to provide a fairness opinion with respect to the Parent Merger. Griffin indicated that, based on the analysis and due diligence it had performed to date, it expected, if requested, to be in a position to deliver such opinion. The Special Committee discussed with Ballard Spahr LLP its fiduciary duties under Pennsylvania law and was advised that Stevens & Lee had been retained to advise Harleysville Mutual's board of directors with respect to those duties and to deliver to Harleysville Mutual's board of directors an opinion concerning the fiduciary duties of Harleysville Mutual's board of directors under Pennsylvania law. The Special Committee also discussed with Griffin the treatment of policyholders in the Parent Merger. Griffin explained that the membership rights that the Harleysville Mutual policyholders would have as Nationwide Mutual policyholders would be comparable or better than the membership rights that they then enjoyed as the members of Harleysville Mutual, but that they would hold those rights in a combined company that Griffin believed would be in a significantly stronger position as a result of the Parent Merger. For example, Griffin explained that, as a result of the Parent Merger, the Harleysville Mutual policyholders would become policyholders of a mutual insurance company with an A.M. Best rating of A+, a significantly greater surplus, enhanced claims paying ability, enhanced lines of business, a broader array of products and services, improved competitive pricing, and a broadened agency force as contrasted with Harleysville on a stand alone basis. The Special Committee also discussed with Griffin the terms generally found in mergers between mutual insurance companies. Griffin advised the Special Committee that in such mergers policyholders typically neither receive a dividend nor any other special payment.

        Also on September 26, 2011, Mr. Browne, the Chief Financial Officer, and the General Counsel of Harleysville met with the Pennsylvania Insurance Department (the "Department"), along with Mr. Rasmussen, the Chief Financial Officer, and the General Counsel of Nationwide Mutual. They explained the nature, structure and terms of the potential transactions between Harleysville and Nationwide Mutual.

        Subsequent to the September 26, 2011 meeting, Harleysville officials had an additional meeting with representatives of the Department to describe the extent of the "market check" performed by Harleysville and, in particular, Harleysville's interactions with Company B.

        On September 26 and 27, 2011, Jones Day, Ballard Spahr LLP, Fox Rothschild LLP, Harleysville, and Nationwide Mutual discussed various provisions of the draft merger agreement and negotiated the most significant remaining issues.

        Also on September 27, Harleysville and Credit Suisse executed an engagement letter with respect to Credit Suisse's engagement by the companies. Under the engagement letter, Harleysville agreed to pay Credit Suisse a fee of $9,000,000, $2,000,000 of which would become payable upon the public announcement of the Mergers, and the balance of which is payable upon the closing of the Mergers. In addition, Harleysville agreed to reimburse Credit Suisse for its out-of-pocket fees and expenses, including attorneys' fees, and to indemnify Credit Suisse and related parties against liabilities, including liabilities under the federal securities laws, arising out of its engagement (Harleysville had entered into a separate indemnification agreement with Credit Suisse on June 6, 2011).

        On September 27, 2011, the Boards held a joint meeting to receive an update on the status of the draft merger agreement and the draft voting agreement, and on the negotiations with respect to them. Near final drafts of these agreements had been furnished to each of the directors in advance of the meeting. Mr. Browne described to the Boards the September 26 meetings with the Department and further explained that the Nationwide Mutual board had approved the Parent Merger and the Merger that day. Each of the Boards then confirmed the establishment, composition and charters of its respective special committee, and the Company's board of directors confirmed the retention of KBW.

        Credit Suisse then made a presentation to the Boards that included a description of the strategic alternatives previously considered by the Boards (including the sale of Harleysville to financial or strategic buyers, acquisitions of other insurance companies, a demutualization, a restructuring, and pooling arrangements). Credit Suisse reviewed all of the potential bidders that had been contacted and the terms proposed or discussed by each such company. Credit Suisse, together with members of Harleysville management, also described the advantages and disadvantages and the risks associated with a transaction with each of the companies, including a transaction with Company B. Credit Suisse noted that Company B had declined to submit a formal proposal in early August when invited to do so, that Company B would be unable to effect a mutual merger because of its structure, that Company B's proposal was subject to the completion of a due diligence review of Harleysville, and that a transaction with Company B could take significantly longer to complete than the transaction with Nationwide Mutual. Credit Suisse also noted that Company B had not proposed specific protections for Harleysville employees and the Harleysville brand similar to those being proposed by Nationwide Mutual, and had discussed limiting the number of states in which Harleysville would write policies. Mr. Browne pointed out that, based on the various discussions that had occurred with Company B, it appeared that a transaction with Company B would involve reductions in employment at Harleysville, reduction in the number of states in which Harleysville would write business, overlapping geographic regions and disruptions in the independent agency force.

        Credit Suisse then described the terms of the proposed Nationwide Mutual transaction, including the provisions of the draft merger agreement related to employees, the community, senior officers and charitable giving. Credit Suisse also reviewed certain of its financial analyses, and noted that these analyses reflected that Nationwide Mutual would pay a significant premium to the Company's public stockholders. Credit Suisse then reviewed the financial implications of the Parent Merger for Harleysville Mutual, noting Nationwide Mutual's strong A.M. Best rating of A+ (compared to an A rating for Company B), diversity of product offerings and significant surplus.

        Following the presentation by Credit Suisse, Fox Rothschild LLP and Ballard Spahr LLP presented to the Boards the principal terms of the draft merger agreement and the draft voting agreement, including the representations and warranties to be made by each of the parties, and the importance of the representations made by Nationwide Mutual in the draft merger agreement. They also described the covenants in the draft merger agreement, including Harleysville's covenants relating to non-solicitation of alternative transactions, as well as Nationwide Mutual's commitments with respect to employees and maintaining a presence in Pennsylvania. They also identified the most significant conditions to closing. Finally, they discussed the procedures for termination of the Merger Agreement and noted that the Company's board of directors has the right to terminate the Merger under certain circumstances in the event of receipt of a superior proposal. In addition, they noted that, in certain circumstances, the Company could be required to pay to Nationwide Mutual a termination fee of $29,588,535 plus reimbursement of expenses. They noted that this termination fee had been significantly reduced from Nationwide Mutual's original merger agreement proposal.

        Following the joint meeting of the Boards, the Company's board of directors met separately with representatives of KBW and Fox Rothschild LLP. Representatives of Credit Suisse also attended that meeting.

        Also, following the joint meeting of the Boards and the separate meeting of the Company's board of directors, Harleysville Mutual's board of directors met separately with representatives of Griffin, Stevens & Lee and Ballard Spahr LLP. Representatives of Credit Suisse also attended that meeting. Griffin discussed its view of the Parent Merger and its consequences for the various Harleysville Mutual constituencies, and stated that, when requested, it was prepared to provide an opinion to Harleysville Mutual's board of directors as to the fairness of the Parent Merger.

        Griffin reviewed with Harleysville Mutual's board of directors the impact of the Parent Merger on all of the Harleysville Mutual constituencies and made the following observations:

  •
  With respect to policyholders as creditors, Griffin noted that Nationwide Mutual was an A+ rated company by A.M. Best, has stronger surplus than Harleysville, redundant reserves, strong liquidity and the prospect for stronger surplus generation and better capital market access than Harleysville would have as a standalone entity.

  •
  With respect to policyholders as members, Griffin noted that Nationwide Mutual had the prospect for stronger surplus generation than Harleysville would have as a standalone entity, that its members have governance rights with respect to Nationwide Mutual that are comparable to the rights that Harleysville Mutual's members hold with respect to Harleysville Mutual, that its members enjoy a right to a distribution of surplus under Ohio law in the event of demutualization, compared to a stock subscription right as provided under Pennsylvania law, and that its members have more favorable rights upon a solvent liquidation of Nationwide Mutual than would the members of Harleysville Mutual upon a solvent liquidation of Harleysville Mutual.

  •
  With respect to management, board and employees, Griffin noted that Nationwide Mutual had made a commitment to provide continued employment and the provision of strong employee benefit packages to Harleysville employees, and to provide all employees and directors with outstanding equity awards with the opportunity to receive cash payments for such equity awards, including those held by members of the Boards and senior management.

  •
  With respect to the community, Griffin noted that Nationwide Mutual had made a commitment to maintain certain employment and charitable giving levels.

  •
  With respect to agents, Griffin noted that Nationwide Mutual was an A+ rated company by A.M. Best, with a more extensive product suite than Harleysville, that should benefit Harleysville's agents and insureds.

        In addition, Griffin discussed with Harleysville Mutual's board of directors various alternative transactions, including the advantages and disadvantages of each. In particular, Griffin compared the content of the preliminary indication of interest submitted by Company B's Chief Executive Officer to Harleysville on September 1, 2011, to the fully negotiated Nationwide Mutual transaction. Griffin noted that the Company B preliminary indication of interest was provided at a time when, because of the exclusivity agreement restrictions, it could not be explored by Harleysville, was not binding on either Company B or Harleysville, would have been subject to extensive due diligence and negotiation if pursued and, because of the corporate structure of Company B, would have been more complex and more subject to risk of failure to close. Griffin also took note of the information provided to Harleysville Mutual's board of directors by Credit Suisse and Michael L. Browne with respect to the likely employee and location reductions that would occur in a transaction with Company B, as described above.

        Following the Griffin presentation, Harleysville Mutual's board of directors next received a presentation from Stevens & Lee with respect to directors' fiduciary duties under Pennsylvania law. Stevens & Lee noted that, under Pennsylvania law, a director's duty is to the corporation only, and not to any particular constituency of the corporation, including policyholders. Stevens & Lee noted that the interests of Harleysville Mutual's various constituencies may be considered but that there was no duty to prioritize the interest of any specific constituency. Stevens & Lee indicated that it was prepared to render an opinion to the foregoing effect when requested.

        Following the fiduciary duty presentation, Stevens & Lee also made a presentation with respect to the due diligence performed on Nationwide Mutual. The firm advised Harleysville Mutual's board of directors that nothing came to its attention to suggest any concern regarding Nationwide Mutual.

        On September 28, 2011, the Special Transaction Committee of the Company's board of directors met to review the final terms of the draft merger agreement. Also in attendance were representatives of Credit Suisse, Fox Rothschild LLP, and KBW. In addition to the $60 price per share to be paid to the Company's public stockholders, the Special Transaction Committee members also discussed certain of the key provisions of the draft merger agreement, including covenants relating to retention of employees and maintenance of the Harleysville presence in Pennsylvania and commitment to the Harleysville community. The Special Transaction Committee also considered the proposed retention packages for executives. Representatives of KBW confirmed that KBW was prepared to provide a fairness opinion on the Merger. After further discussion, the Special Transaction Committee determined to make a favorable recommendation to the Company's full board of directors with respect to the Merger.

        Also on September 28, 2011, the Special Committee of Harleysville Mutual's board of directors met to review the final terms of the draft merger agreement. Also in attendance were representatives of Credit Suisse, Ballard Spahr LLP, Stevens & Lee, and Griffin. The Special Committee members discussed certain of the key provisions of the draft merger agreement, including the covenants relating to retention of employees and maintenance of the Harleysville presence in Pennsylvania and the commitment to the Harleysville community. The Special Committee also considered the proposed retention packages for executives. Representatives of Griffin confirmed that Griffin was prepared to provide a fairness opinion on the Parent Merger and representatives of Stevens & Lee indicated that they were prepared to provide an opinion that Harleysville Mutual's board of directors would have discharged its fiduciary duties to Harleysville Mutual if it approved the Parent Merger. After further discussion, the Special Committee determined to make a favorable recommendation to Harleysville Mutual's full board of directors with respect to the Parent Merger.

        In addition, on September 28, 2011, the Boards met jointly for the purpose of considering the draft merger agreement and the draft voting agreement with Nationwide Mutual. In addition to the members of the Boards and senior management, in attendance were representatives of Credit Suisse, Griffin, KBW, Ballard Spahr LLP, Fox Rothschild LLP, and Stevens & Lee.

        Credit Suisse described the dividend restriction covenant in the draft merger agreement, which permits the payment of a dividend for the third quarter, but provided that no further dividends would be payable without the consent of Nationwide Mutual. Fox Rothschild LLP and Ballard Spahr LLP highlighted some of the changes to the draft merger agreement since the last discussion with the Boards, including in respect of Nationwide Mutual's post-closing commitments.

        Mr. Browne reminded the Boards of his interest in the Parent Merger and the Merger by virtue of his anticipated retention agreement with Nationwide Mutual. The Boards were also aware of the interests of the other directors and executive officers in the Mergers.

        The Company's board of directors then commenced its meeting. KBW delivered its opinion to the Company's board of directors that the consideration to be received in the Merger was fair, from a financial point of view, to the public stockholders of the Company (other than Harleysville Mutual or its successors).

        The Special Transaction Committee of the Company's board of directors recommended to the Company's board of directors that it approve the Merger. Following discussion, the Company's board of directors approved (with Mr. Browne abstaining) the Merger, including approving and adopting the merger agreement and approval of the voting agreement, and resolved to recommend to its stockholders that they vote their shares of the Company in favor of the adoption of the merger agreement.

        Harleysville Mutual's board of directors then commenced a meeting. Griffin delivered its fairness opinion, and Stevens & Lee delivered its legal opinion regarding the discharge of fiduciary duties of Harleysville Mutual's board of directors, both to Harleysville Mutual's board of directors. Ballard Spahr LLP indicated that it concurred with the Stevens & Lee opinion with respect to fiduciary duties. Credit Suisse was not requested to and did not render a fairness opinion to either the Company or Harleysville Mutual.

        The Special Committee of Harleysville Mutual's board of directors recommended to Harleysville Mutual's board of directors that it approve the Parent Merger. Following discussion, Harleysville Mutual's board of directors approved (with Mr. Browne abstaining) the Parent Merger, including approving and adopting the merger agreement and the voting agreement, and resolved to recommend to its policyholders that they approve the Parent Merger.

        On the evening of September 28, 2011, the parties executed the Merger Agreement and the Voting Agreement, and issued a joint press release on September 29, 2011.

Reasons for the Merger

        The board of directors of each of the Company and Harleysville Mutual, referred to collectively in this section as the Boards, held joint meetings on September 27, 2011 and September 28, 2011, and also met separately on September 27, 2011. At those meetings, the Boards considered the terms of the Merger Agreement and the transactions contemplated thereby, including the Mergers. Harleysville Mutual's board of directors also separately considered the requirements that would need to be met to obtain approval of the contemplated transactions by the Pennsylvania Insurance Department under the Pennsylvania Insurance Holding Companies Act, and determined that the proposed Parent Merger is not unfair or unreasonable to the policyholders of Harleysville Mutual, and did confer benefits to the policyholders of Harleysville Mutual. Following such determination, Harleysville Mutual's board of directors deemed it advisable and in the best interests of Harleysville Mutual to effect the Parent

Merger with Nationwide Mutual after consideration of the impact of the Parent Merger on Harleysville Mutual and its constituencies, including policyholders, agents, creditors, employees, and the communities in which Harleysville's facilities are located. The Company's board of directors deemed it advisable and in the best interests of the Company's stockholders to effect the Merger of Merger Sub with and into the Company.

        At the joint meeting of the Boards on September 28, 2011, each of the Boards approved the Merger Agreement and the transactions contemplated thereby, including the Mergers. Harleysville Mutual's board of directors also approved the Voting Agreement, pursuant to which it agreed to vote its shares of the Company in favor of the Merger. The Company's board of directors also approved the Voting Agreement, thereby making Section 203 (Business Combinations with Interested Stockholders) of the Delaware General Corporation Law inapplicable to the Merger.

        In evaluating the Mergers, the Company's board of directors and Harleysville Mutual's board of directors, acting with the advice and assistance of their respective financial and legal advisors, independently considered a number of factors, including the following factors:

The Company's and Harleysville Mutual's Reasons for the Mergers

  •
  Potential for Growth.  Nationwide Mutual has shown that selling insurance through independent agents can not only work, but such a means of distribution can substantially increase the amount of insurance sold. From 1998 (when Nationwide Mutual acquired Allied Insurance) until 2011, Nationwide Mutual has grown the Allied business from 22 to 33 states and has more than tripled its direct written premium from approximately $900 million to approximately $3.4 billion.

  •
  Harleysville's Business and Prospects.  The Boards considered, on a historical and prospective basis, Harleysville's business, financial condition, results of operations and book value, including trends in the insurance industry, underwriting performance, and return on equity.

  •
  The Impact of Difficult Economic Conditions.  The Boards considered the prospect of Harleysville remaining independent in light of current difficult economic conditions in the United States. The Boards considered that economic conditions, among other factors, have resulted in declines and losses in the insurance industry and that the longstanding so-called "soft market" may continue, which would impede Harleysville's growth. In particular, the Boards considered the current volatile state of the economy and general uncertainty surrounding forecasted economic conditions, in the short term and in the long term, both globally and within the insurance industry, and concluded that the Mergers represent a more favorable option to Harleysville than continuing to operate on a standalone basis.

  •
  The Thorough Process Followed in Evaluating Strategic Alternatives and the Low Likelihood that a Third Party Would Propose an Acquisition which would result in greater value for Harleysville.  The Boards oversaw a process of reviewing strategic alternatives, with the advice and assistance of Credit Suisse, which is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with, among other matters, mergers and acquisitions, including transactions in the insurance industry, and a management team with considerable experience and expertise in the industry. The Boards, management and Credit Suisse discussed which third parties would most likely be both interested in acquiring Harleysville and qualified to do so from a financial, strategic, and knowledge standpoint. The Boards ultimately concluded that none of those third parties were likely to make an offer on better terms than the Mergers or with lower execution risk.

  •
  The High Likelihood that the Transaction with Nationwide Mutual will be completed.  The Boards considered Nationwide Mutual's particularly strong financial condition, the extensive amount of due diligence performed by Nationwide Mutual, and the relatively limited conditions to the closing of the Mergers, including that Nationwide Mutual would not require a financing condition, and determined that, in their judgment, there is a high likelihood that the Mergers will be completed.

  •
  The Reputation and Business Practices of Nationwide Mutual.  The Boards recognized that, relative to other potential purchasers for Harleysville, Nationwide Mutual has a corporate culture and business practices highly compatible with those of Harleysville.

  •
  The Nationwide Mutual and Harleysville businesses are complementary, not competitive.  The Boards recognized that Nationwide Mutual's existing insurance business is complimentary to and not competitive with Harleysville's operations, and vice versa, and a combination with Nationwide Mutual could potentially grow Harleysville's brands.

  •
  Nationwide Mutual's Intentions for the Operations of Harleysville.  The Boards considered Nationwide Mutual's commitments with respect to Harleysville's business, operations, brand, employees and community which included the following:

  •
  for two years following the closing of the Mergers, not making major operational changes in Harleysville East (as such term is defined in the Merger Agreement) to core business functions of Harleysville's property and casualty business;

  •
  for two years following the closing of the Mergers, continuing to utilize in Harleysville East the Harleysville brand with respect to certain lines of property and casualty insurance and insurance products;

  •
  for two years following the closing of the Mergers, substantially maintaining or exceeding the overall number of employees, as of the date of the Merger Agreement, at the Company's headquarters and not causing a reduction in force to occur at the Worcester, Massachusetts location;

  •
  for two years following the closing of the Mergers, substantially maintaining or improving philanthropic and charitable contribution activities consistent with past practice since September 30, 2010;

  •
  taking certain actions with respect to integrating Harleysville's employees with Nationwide Mutual's employee benefit plans; and

  •
  paying the unpaid portion of the 2011 target incentive compensation to each eligible employee of Harleysville and retaining and paying retention bonuses to certain executive officers of Harleysville.

  •
  The Terms of the Merger Agreement.  The Boards considered all of the terms and conditions of the Merger Agreement, including among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form of the consideration for the Mergers and the structure of the termination rights, and the fact that the Merger Agreement was agreed to after an arm's-length negotiation.

  •
  The Advice of Financial Advisors.  The Boards considered the respective opinions of Griffin and KBW with respect to the fairness of the Mergers, as well as the views of Credit Suisse regarding the Mergers, including the view of Credit Suisse that, subject to customary assumptions, qualifications and other matters described in its presentation to the Boards, the Mergers appeared to Credit Suisse to be consistent with the financial aspects of the objectives of the Boards that had been articulated to Credit Suisse.

The Company's Reasons for the Mergers

        The Company's board of directors also considered the following:

  •
  Consideration to be Received in the Merger.  The Merger consideration for the public stockholders of the Company represented a premium of 90.4% to the closing price of the Company's common stock on September 28, 2011, the trading day preceding the announcement of the Mergers;

  •
  The Ability of the Company's Board of Directors to Change its Recommendation and Terminate the Merger Agreement.  The Company's board of directors considered the fact that the Merger Agreement allows the Company to respond to unsolicited takeover proposals by changing or withdrawing its recommendation to the Company's stockholders with respect to the adoption of the Merger Agreement, and terminating the Merger Agreement in order to enter into an alternative agreement relating to a Superior Proposal, subject, in certain situations, to the payment to Nationwide Mutual of a termination fee of $29,588,535 and certain expense reimbursement. The Company's board of directors also considered the provisions in the Merger Agreement restricting its ability to solicit alternative transactions, and determined in its reasonable judgment that, in light of the Company's ability to respond to alternative proposals, as described in the preceding sentence, such provisions would not preclude other interested third parties from submitting a competing offer for the Company. In particular, the Company's board of directors considered the size of the "break-up" termination fee and determined that it was reasonable in light of the benefits of the Merger and would not, in the board's reasonable judgment, preclude other interested third parties from making a competing offer for the Company; and

  •
  The Opinion of KBW.  The Company's board of directors considered the presentation and opinion of KBW dated September 28, 2011 contained as Appendix B to this proxy statement to the effect that the Merger of Merger Sub with and into the Company is fair, from a financial point of view, to the stockholders of the Company (other than Harleysville Mutual or its successors).

        The Boards also considered a variety of risks and other potentially negative factors concerning the Mergers and the Merger Agreement, including the following:

  •
  The risks and costs to Harleysville if the Mergers do not close, including the diversion of management and employee attention and the effect on business and customer relationships;

  •
  The fact that certain of Harleysville's officers and directors may have interests in the Mergers that are different from, or in addition to, the interests of Harleysville's stockholders, and other constituencies;

  •
  The amount of time it could take to complete the Mergers, including the fact that the consummation of the Mergers is subject to stockholder, member, governmental and regulatory approvals and the lack of assurance that such approvals will be received prior to September 28, 2012 (as such date may be extended) or at all;

  •
  That an all-cash transaction will be taxable to the Company's stockholders who are U.S. persons for U.S. federal income tax purposes;

  •
  The fact that the Merger Agreement prohibits Harleysville from soliciting alternative acquisition proposals; and

  •
  The fact that a "break up" termination fee is payable to Nationwide Mutual under specified circumstances, including in the event that the Company's board of directors decides to terminate the Merger Agreement to accept a Superior Proposal.

        The foregoing discussion of factors considered by the Company's board of directors is not intended to be exhaustive, but rather, includes material factors considered by Company's board of directors. In reaching its decision to approve the Merger, the Company's board of directors did not quantify or assign relative weights to the factors considered, and individual directors may have given different weights to different factors. The Company's board of directors considered all of the factors set forth above as a whole, and overall concluded the factors to be favorable and supportive of the determination of the Company's board of directors.

Recommendations of the Company's Board of Directors

        The Company's board of directors unanimously recommends that you vote "FOR" the proposal to adopt the Merger Agreement. The Company's board of directors recommends that you vote "FOR" the proposal to approve, on a non-binding advisory basis, the golden parachute compensation.

        In considering the recommendation of the Company's board of directors with respect to the Merger Agreement, the public holders of our common stock should note that our directors and executive officers may have interests in the Merger that may differ from or be in addition to those of our stockholders and that our directors received fees for their services in attending special board and committee meetings to review and oversee the progress of the negotiations of the Merger Agreement by management. Our directors also received grants of stock options to purchase shares of our common stock as a portion of the compensation for their service on the Company's board of directors. In addition, certain of our directors have agreed to serve on an advisory group to Nationwide Mutual following the Merger for which they will be compensated. Our directors were aware of these potential interests as they considered the Merger and the Merger Agreement. For more information, see the section entitled "The Merger—Interests of Our Directors and Executive Officers in the Merger" (page 58).

 Unaudited Financial Projections of the Company

        The Company is electing to include in this proxy statement certain previously non-public financial forecasts for the years ending December 31, 2011, 2012 and 2013, respectively (referred to herein as the "Company projections") that the Company's management prepared for the Company's board of directors in connection with its consideration of strategic alternatives, including the Merger. The Company projections also were provided to KBW, which used certain of the information contained therein solely in connection with the preparation of the fairness opinion described below in the section entitled "Opinion of Keefe, Bruyette & Woods, Inc." The Company projections were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or generally accepted accounting principles but, in the view of the Company's management, were prepared on a reasonable basis and reflected the best then-currently available estimates and judgments of the Company's management relevant to strategic planning and budgeting. The inclusion of the Company projections in this proxy statement should not be regarded as an indication that the Company or any other recipient of this information considered, or now considers, this information to be necessarily predictive of actual future results. The inclusion of the Company projections in this proxy statement does not constitute an admission or representation by the Company that such information is material for any purpose.

        The Company projections were prepared by, and are the responsibility of, the Company's management and are unaudited. Neither the Company's independent registered public accounting firm, nor any other independent auditor, has compiled, examined or performed any procedures with respect to the prospective financial information contained in the Company projections, nor have they expressed any opinion or given any form of assurance on the Company projections or their achievability. They assume no responsibility for, and disclaim any association with, the prospective financial information contained therein. Furthermore, the Company projections:

  •
  were based upon numerous assumptions many of which are beyond the control of the Company and may not prove to be accurate;

  •
  were originally prepared in June 2011 and updated in September 2011 to reflect year-to-date actual results;

  •
  do not necessarily reflect current estimates or assumptions the Company's management may have about prospects for the Company's businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Company projections were prepared;

  •
  are not necessarily indicative of current values or future performance, which may be significantly more favorable or less favorable than as set forth below; and

  •
  are not, and should not be regarded as, a representation that the Company projections will be achieved.

        The Company projections were prepared by the Company's management based on information management had at the time of preparation and are not a guarantee of future performance. The Company projections were, in general, prepared solely for use by the Company's board of directors and its financial advisors and are subjective in many respects and thus subject to interpretation. The Company cannot assure you that the Company projections will be realized or that its future financial results will not materially vary from such projections. The Company projections cover multiple years and such information by its nature becomes less predictive with each succeeding year.

        The Company projections do not necessarily take into account any circumstances or events occurring after the date they were prepared. The Company has not updated or revised, and does not intend to update or otherwise revise, the Company projections to reflect changes in circumstances since the preparation of the Company projections, including changes in general economic or industry conditions, or to reflect the occurrence of unanticipated events or changes in assumptions underlying the Company projections, even in the event that any or all of the underlying assumptions change or are shown to be in error. The Company projections are forward-looking statements, and the Company's stockholders are urged to review the "Risk Factors" contained in the Company's annual report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 4, 2011, the Company's quarterly report on Form 10-Q for the period ended September 30, 2011 filed with the SEC on November 7, 2011, the Company's annual report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 14, 2012, as well as the section of this proxy statement entitled "Cautionary Statement Regarding Forward-Looking Statements" beginning on page 18.

        The Company projections focused on certain GAAP and statutory accounting measures relevant to the evaluation of performance of a property and casualty insurance company, such as written premiums, revenues, loss ratio, combined ratio, earnings and stockholder's equity, as well as relevant per share measures. The Company did not prepare free cash flow projections, which are not typically utilized to evaluate performance for companies in its line of business.

        Management Financial Projections for the Company
($ in thousands)

	Forecast
	2011	2012	2013
Total direct written premium	$835,682	$881,606	$950,719
Net written premium	798,756	842,398	908,074
Net earned premium	799,649	820,577	875,236
Total incurred losses & LAE	661,131	564,715	579,608
Total U/W expenses	279,556	289,849	306,511
P/H dividends	640	—	—

Underwriting income (loss)	$(141,678)	$(33,987)	$(10,882)

Stat underwriting income	(141,678)	(33,987)	(10,882)
GAAP adjustments:
DAC	2,345	4,037	6,075
Other GAAP adj	(4,735)	(4,000)	(4,000)
Investment income (net of inv exp)	99,195	101,074	102,853
Other income	11,110	15,000	15,000
Interest expense	(6,100)	(6,000)	(6,000)
Other expenses	(4,200)	(4,200)	(4,200)
Assumed Re fee income	3,987	4,505	4,505

Pre-tax income before realized gains/(losses)	$(40,077)	$76,429	$103,350

Realized gain (loss)—net of tax	11,942	—	—
Pre-tax income	(28,135)	76,429	103,350
FIT	(27,831)	11,589	20,745

Net Income	$(304)	$64,840	$82,605

Ending equity	$585,814	$650,653	$733,259
ROE	(2.0)%	10.5%	11.9%
EPS—diluted:
Operating	$(0.44)	$2.29	$2.92
Realized	0.43	—	—

Net	$(0.01)	$2.29	$2.92

Ratio Summary:
Total loss & LAE ratio	82.7%	68.8%	66.2%
Total U/W exp ratio	35.0%	34.4%	33.8%
Dividend Ratio	0.1%	0.0%	0.0%

Combined ratio	117.8%	103.2%	100.0%

Opinion of Keefe, Bruyette & Woods, Inc.

        The Company engaged KBW to render an opinion as to the fairness, from a financial point of view, of the merger consideration to be paid to the holders of shares of the Company's common stock (other than Harleysville Mutual or its successors) in connection with the Merger. The Company selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Merger and is familiar with the valuation of insurance company securities. As part of its investment banking business, KBW is continually engaged in the valuation of insurance company securities in connection with mergers and acquisitions.

        At a meeting of the Company's board of directors held on September 28, 2011, KBW reviewed the financial aspects of the proposed Merger and rendered an oral opinion (subsequently confirmed in writing on the same date) to the Company's board of directors that, as of such date, and based upon and subject to factors, qualifications, limitations and assumptions set forth therein, the merger consideration payable to holders of shares of the Company's common stock (other than Harleysville Mutual or its successors) was fair, from a financial point of view. The Company's board of directors approved the Merger Agreement at the meeting on September 28, 2011.

        The full text of KBW's written opinion, dated September 28, 2011, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to this proxy statement and is incorporated herein by reference. The description of the opinion set forth herein is qualified by reference to the full text of the opinion. The Company's stockholders are urged to read the opinion.

        KBW's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to KBW as of, the date of its opinion. KBW's opinion speaks only as of the date thereof. Subsequent developments may affect KBW's opinion, and KBW does not have any obligation or duty to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of KBW's opinion.

        The opinion is directed to the Company's board of directors (in its capacity as such) in connection with the Merger and does not constitute a recommendation to any holder of shares of the Company's common stock as to how such holder should vote with respect to the proposed Merger or any other matter. KBW's opinion is not an expression of an opinion as to the prices at which shares of the Company's common stock would trade after the announcement of the proposed Merger. The opinion addresses only the fairness, from a financial point of view, of the merger consideration to be paid to the holders of shares of the Company's common stock (other than Harleysville Mutual or its successors), and does not address the underlying business decision of the Company's board of directors to proceed with the Merger. KBW's opinion does not express any opinion about the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of persons, relative to the consideration paid in respect of the Merger or otherwise.

        In connection with its opinion, KBW reviewed, analyzed and relied upon materials bearing upon the Merger and the financial and operating condition of the Company and the Merger, including, among other things, the following:

  •
  the Merger Agreement;

  •
  the annual reports to stockholders and Annual Reports on Form 10-K of the Company for each of the three years ended December 31, 2008 through 2010;

  •
  Quarterly Reports on Form 10-Q of the Company; and

  •
  other financial information concerning the businesses and operations of the Company furnished to KBW by the Company for purposes of KBW's analysis.

        KBW also held discussions with members of senior management of the Company regarding the past and current business operations, regulatory relations, financial condition and future prospects of the Company and such other matters that KBW deemed relevant to its inquiry. In addition, KBW compared certain financial and stock market information for the Company with similar information for certain other companies, the securities of which are publicly traded, reviewed the financial terms of selected business combinations in the insurance industry, and performed such other studies and analyses as KBW considered appropriate.

        In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to it or publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility for such verification or accuracy, and has relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect. KBW relied upon, with the Company's consent, the management of the Company as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to KBW, and KBW has assumed that such forecasts and projections reflect the best currently available estimates and judgments of the management of the Company and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. KBW expressed no opinion as to such forecasts and projections or the assumptions on which they are based.

        KBW is not an expert in the valuation of reserves for loss and loss adjustment expenses, and did not make an independent evaluation or analysis of the adequacy of the loss reserves of the Company. Accordingly, KBW expressed no opinion as to the adequacy of the reserves for loss and loss adjustment expenses of the Company. KBW assumed, with the Company's consent, that the aggregate reserves for loss and loss adjustment expenses for the Company were adequate, as of the date of KBW's opinion, to cover such losses and loss adjustment expenses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals of the assets, properties or liabilities (contingent or otherwise) of the Company or Nationwide Mutual. KBW relied, with the Company's consent and without independent verification, upon the advice of the Company's legal, tax, accounting and actuarial advisors with respect to all such matters as they pertain to the Merger and the transactions contemplated by the Merger Agreement.

        The Company projections furnished to KBW and used by it in certain of its analyses were prepared by the Company's senior management team. The Company does not typically publicly disclose internal management projections of the type provided to KBW in connection with its review of the Merger. As a result, such projections were not prepared with a view toward public disclosure. The Company projections were based on numerous variables and assumptions, which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections. The estimates or projections contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates or projections of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. (See "Unaudited Financial Projections of the Company" above.)

        KBW was not asked to, and it did not, offer any opinion as to the terms of the Merger Agreement or the form of the Merger, other than the fairness, from a financial point of view, of the merger consideration to be paid to the holders of shares of the Company's common stock (other than Harleysville Mutual or its successors), as expressly specified in KBW's opinion. KBW was not asked to, and it did not, offer any opinion as to the underlying business decision of the Company's board of directors to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may have been available to the Company.

        For purposes of rendering its opinion, KBW assumed that, in all respects material to its analyses:

  •
  the Merger will be completed substantially in accordance with the terms set forth in the Merger Agreement in the form reviewed by KBW;

  •
  the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement are true and correct;

  •
  each party to the Merger Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

  •
  all conditions to the completion of the Merger will be satisfied without any waivers or material modifications; and

  •
  in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger, no restrictions, including any divestiture requirements, termination or other payments, or amendments or modifications, will be imposed or agreed to by the parties to the Merger Agreement or their respective affiliates.

        In performing its analyses, KBW considered such financial and other factors it deemed appropriate, including, among other things, (i) the historical and current financial position and results of operations of the Company, (ii) the assets and liabilities of the Company, and (iii) the nature and terms of certain other merger transactions involving insurance companies. KBW also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation, including insurance company securities valuation, and knowledge of the insurance industry generally.

        The merger consideration was determined through negotiation between the Company and Nationwide Mutual, and the decision to enter into the Merger was solely that of the Company's board of directors. The KBW opinion was among several factors taken into consideration by the Company's board of directors in making its determination to adopt and approve the Merger Agreement and approve the Merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the Company's board of directors with respect to the fairness of the merger consideration.

Summary of Analysis by KBW

        The following is a summary of the material financial analyses presented by KBW to the Company's board of directors in connection with rendering the fairness opinion described above. The following summary is not a complete description of the financial analyses performed by KBW in rendering its opinion or the presentation made by KBW to the Company's board of directors, nor does the order of analysis described represent relative importance or weight given to any particular analysis by KBW, and the summary is qualified by reference to the written opinion of KBW attached as Appendix B to this proxy statement. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Selecting portions of the analysis or of the summary set forth herein, without considering the analysis as a whole, could create an incomplete view of the processes underlying KBW's opinion and of the overall conclusion reached by KBW. In arriving at its opinion, KBW considered the results of its entire analysis and KBW did not attribute any particular weight to any analysis or factor that it considered. Rather, KBW made its determination as to fairness on the basis of its experience and professional judgment after considering the results of its entire analysis. The financial analyses summarized below include information presented in tabular format. KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Selected Publicly Traded Companies Analysis.

        Using publicly available information, KBW compared the trading values of the Company to the following property-casualty companies that KBW considered to have certain characteristics similar to those of the Company:

  •
  Cincinnati Financial Corporation

  •
  Donegal Group, Inc.

  •
  EMC Insurance Group Inc.

  •
  Hanover Insurance Group, Inc.

  •
  Selective Insurance Group, Inc.

  •
  State Auto Financial Corporation

  •
  Tower Group, Inc.

  •
  United Fire & Casualty Company

        Each of the selected companies is a regional property-casualty company with a market capitalization between $200,000,000 and $5,000,000,000, and underwrites standard-market commercial and personal lines of property-casualty risks similar to those underwritten by the Company's subsidiaries. None of the selected publicly traded companies is identical or directly comparable to the Company.

        For each of the selected companies, KBW calculated the ratio of its closing stock price on September 27, 2011 to (i) its GAAP book value per share as of June 30, 2011, calculated using basic shares outstanding, and (ii) estimated earnings per share for the years ended December 31, 2011 and 2012, respectively. Earnings per share estimates for the years ended December 31, 2011 and 2012 were median consensus estimates taken from First Call, a nationally recognized earnings per share estimate consolidator.

        The following table displays the market statistics of the selected companies:

				Price(1) to EPS(2)
	Stock Price(1)	Market Cap ($M)(1)	Price(1)/ Reported Book
Company Name				2011E		2012E
Cincinnati Financial Corporation	$26.56	$4,329	0.86x	NM	(3)	17.4x
Hanover Insurance Group	35.56	1,607	0.65	19.9		9.1
Tower Group, Inc.	22.73	937	0.87	8.7		7.3
Selective Insurance Group, Inc.	13.41	726	0.66	12.2		8.7
State Auto Financial Corporation	12.79	515	0.76	NM	(3)	10.8
United Fire & Casualty Company	17.61	456	0.65	NM	(3)	15.7
Donegal Group Inc.	12.52	333	0.84	27.8		11.9
EMC Insurance Group Inc.	17.85	231	0.64	NM	(3)	14.5
Min			0.64x	8.7x		7.3x
Max			0.87	27.8		17.4
Harleysville Group Inc.	$32.18	$873	1.12x	25.3x		11.3x
At Per Share Merger Consideration	60.00	—	2.08	47.2		21.1

(1)
Based on September 27, 2011 market prices.

(2)
Represents consensus median estimates per First Call, a nationally recognized per share estimate coordinator.

(3)
NM = not meaningful since operating earnings were negligible or negative and thus were not used for valuation reference.

        KBW then applied the minimum and maximum selected multiples derived from the selected publicly traded companies of (i) 0.64x to 0.87x in the case of the June 30, 2011 reported GAAP book value per share multiple, (ii) 8.7x to 27.8x in the case of the 2011E First Call consensus EPS multiple and (iii) 7.3x to 17.4x in the case of the 2012E First Call consensus EPS multiple, to the corresponding financial data of the Company. KBW also applied the 2012E First Call consensus EPS multiples derived from the selected publicly traded companies to the Company management's 2012E EPS.

        As set forth below, this analysis indicated an implied per share equity value reference range for the Company's common stock of $11.06 to $49.47, as compared to the per share merger consideration of $60.00:

Implied Per Share Equity Value		Per Share Merger Consideration
Reported June 30, 2011 GAAP Book Value Per Share	$18.33 - $25.18	$60.00
2011E First Call Consensus EPS	$11.06 - $35.33
2012E First Call Consensus EPS	$20.90 - $49.47
Company Management 2012E EPS	$16.50 - $39.07

Selected Precedent M&A Transactions Analysis.

        KBW reviewed publicly available information related to selected acquisitions announced since January 1, 2005 with equity transaction values between $25,000,000 and $5,000,000,000 involving target companies that KBW deemed to have certain characteristics similar to those of the Company for which the consideration paid was 100% cash and GAAP transaction multiples were publicly disclosed. Each of the target companies in the selected transactions underwrote standard-market commercial and personal lines property-casualty risks similar to those underwritten by the Company, primarily through the independent agency channel. However, neither the selected transactions nor the selected companies that participated in the selected transactions are directly comparable to the proposed Merger of the Company, respectively. The nine (9) selected transactions included in the group were:

        For each of the selected transactions, KBW derived and compared the implied ratio, to the extent publicly disclosed, of the equity purchase price paid for the target company to the target company's (i) reported GAAP book value per share as of the most recent quarter end prior to the transaction announcement and (ii) GAAP operating net income per share for the 12 month period ending on the most recent quarter-end prior to the transaction announcement. The results of that analysis are set forth in the following table:

			Price /
Announce Date	Buyer	Target	GAAP Book Value	Last 12 Months Net Operating Income
09/07/11	ACE Limited	Penn Millers Holding Corporation	1.01x	NM	(1)
04/15/11	Auto Club Insurance Association	Fremont Michigan InsuraCorp, Inc.	1.27	NM	(1)
11/30/10	United Fire & Casualty Company	Mercer Insurance Group, Inc.	0.99	13.5
07/16/10	Donegal Insurance Group	Michigan Insurance Company	1.22	NA	(2)
04/26/10	National Interstate Insurance Company	Vanliner Insurance Company	1.03	9.3
05/06/07	Liberty Mutual Holding Company	Ohio Casualty Corporation	1.72	13.9
10/31/06	American European Group	Merchants Group, Inc.	0.89	12.5
08/04/06	Delek Group Ltd.	Republic Companies Group, Inc.	1.75	14.4
04/29/05	Mercer Insurance Group, Inc.	Financial Pacific Insurance Group, Inc.	1.16	8.9
		Min	0.89x	8.9x
		Max	1.75	14.4

(1)
NM = not meaningful since GAAP operating earnings were negligible or negative and thus were not used for valuation reference.

(2)
NA = not available since GAAP operating earnings were not disclosed.

        KBW then applied the minimum and maximum multiples derived from the selected transactions listed above of (i) 0.89x to 1.75x in the case of most recent quarter-end reported GAAP book value and (ii) 8.9x to 14.4x in the case of last 12 months GAAP operating net income per share, to the corresponding financial results of the Company at or for the period ended June 30, 2011.

        As set forth below, this analysis indicated an implied per share equity value reference range for the Company's common stock of $12.26 to $50.45, as compared to the per share merger consideration of $60.00:

Metric	Implied Per Share Equity Value	Per Share Merger Consideration
Most Recent Quarter-End Reported GAAP Book Value Per Share	$25.63 - $50.45	$60.00
Last 12 Months GAAP Operating Net Income Per Share	$12.26 - $19.83

        No company or transaction used as a comparison in the above analysis is identical to the Company, Nationwide Mutual, or the Merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning similarities and differences in financial and operating characteristics of the companies involved.

Discounted Cash Flow Analysis.

        KBW performed a discounted cash flow analysis in order to derive an implied per share equity value reference range for the Company based on the implied present value of projected future cash flows to the Company's stockholders. In this analysis, KBW calculated an implied per share equity value reference range for the Company using the Company projections through calendar year end 2013, based on the sum of the (i) present values, using discount rates ranging from 8.0% to 10.0%, of the Company's estimated future stockholder dividend payments for the remainder of 2011 through December 31, 2013 and (ii) present values, using discount rates ranging from 8.0% to 10.0%, of the estimated terminal value of the Company's common stock assuming the Company was to be sold on

December 31, 2013. KBW calculated estimated terminal values for the Company's common stock based on multiples ranging from (a) 1.00x to 1.60x the Company's estimated December 31, 2013 GAAP book value per share and (b) 10.0x to 16.0x the Company's estimated GAAP operating net income per share for the 12 months ended December 31, 2013. KBW selected these ranges of multiples based on its professional judgment and experience, including considering the comparable multiples paid in the transactions indentified above under the caption "Selected Precedent M&A Transaction Analysis." The range of discount rates was selected based on KBW's analysis of the cost of equity for the Company based upon current U.S. Treasury rates, the Company's capital structure and size, as well as the cost of equity for the companies indentified above under the caption "Selected Publicly Traded Companies Analysis." The Company projections were prepared by, and are solely the responsibility of, the Company's management.

        As set forth below, based on these assumptions, KBW derived an implied equity value per share reference range for the Company's common stock of $26.32 to $41.85, as compared to the per share merger consideration of $60.00:

Implied Per Share Equity Value		Per Share Merger Consideration
Estimated December 31, 2013 GAAP Book Value Per Share Terminal Multiple	$26.32 - $41.59	$60.00
Estimated 12 Months Ended December 31, 2013 GAAP Operating Net Income Per Share Terminal Multiple	$26.48 - $41.85

        The discounted cash flow analysis is a widely used valuation methodology, but the results of this methodology are highly dependent on the assumptions that must be made, which, as such analysis relates to the Company, include year-over-year net premium written growth, underwriting results, investment yields, dividend payout rates, terminal multiples and discount rates. As a result, it is not necessarily indicative of the Company's actual, present or future value or results, which may be significantly more or less favorable than suggested by this analysis.

Historical Closing Trading Prices Analysis

        KBW compared, for informational purposes, the per share merger consideration to the historical closing trading prices and volume-weighted average closing trading prices per share of the Company's common stock. The following table displays a summary of the analysis:

	Applicable Company Price	Implied Premium at $60.00 Per Share Merger Consideration
Company Stock Price (9/27/2011)	$32.18	86.5%
30 Day Volume Weighted Average Price	$29.99	100.1%
90 Day Volume Weighted Average Price	$29.80	101.3%
52 Week High (12/16/2010)	$37.51	60.0%
52 Week Low (9/21/2011)	$25.15	138.6%
All Time High (09/19/2008)(1)	$40.37	48.6%

(1)
Adjusted for stock splits, dividends and other adjustment events.

Historical Premiums Paid Analysis

        KBW also reviewed historical premiums paid in whole company insurance merger and acquisition transactions with an equity purchase price between $100,000,000 and $1,000,000,000 announced between January 1, 2006 and September 27, 2011, in which the target company was domiciled in the United States or Bermuda. For each set of transactions, KBW compared the premiums paid based on the closing price per share of the target company's common stock one day and 30 days prior to the announcement of the transaction, to implied premiums calculated in an identical manner for the proposed Merger. The following table displays a summary of the analysis:

	Market Premium
Selected Insurance Transactions	1-Day	30-Day
Minimum	(1.9)%	(1.0)%
Median	30.8%	34.1%
Mean	32.1%	33.3%
Maximum	69.7%	89.3%
Nationwide Offer	86.5%	119.3%

Miscellaneous

        The Company retained KBW as an independent contractor to act as financial advisor to the Company's board of directors regarding the Merger. As part of its investment banking business, KBW is continually engaged in the valuation of insurance businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of insurance companies, KBW has experience in, and knowledge of, the valuation of insurance enterprises. In the ordinary course of its business as a broker-dealer, KBW may, from time to time, have a long or short position in, and buy or sell, debt or equity securities of the Company, Nationwide Mutual or their respective affiliates, for KBW's own account and for the accounts of its customers.

        Under the engagement agreement entered into by the Company and KBW, the Company agreed to pay KBW a cash fee of $1,000,000 concurrently with the rendering of its opinion. Pursuant to the KBW engagement agreement, the Company also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with the engagement and to indemnify KBW and related parties against certain liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement. Other than in connection with the fairness opinion described above, during the last two years, KBW has not had any other material relationships with the Company or Nationwide Mutual for which KBW has received or intended to receive any compensation. In the last three years, KBW provided financial advisory and investment banking services unrelated to the Merger or the transactions contemplated by the Merger Agreement to Harleysville Mutual and received $50,000 in fees for rendering those services. KBW's opinion does not express any opinion as to the fairness of the Merger to Harleysville Mutual or to the policyholders of Harleysville Mutual.

Material U.S. Federal Income Tax Consequences

        The following is a general discussion of certain material U.S. federal income tax consequences to "U.S. holders" (as defined below) of shares of the Company's common stock of the receipt of cash in exchange for such shares pursuant to the Merger. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Treasury Regulations"), judicial authorities, and administrative rulings and practice, all as in effect as of the date of this proxy statement and all of which are subject to change, possibly on a retroactive basis.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of shares of the Company's common stock that, for U.S. federal income tax purposes, is: (i) an individual citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) a trust (a) the administration of which is subject to the primary supervision of a court within the United States and for which one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) for which a valid election is in effect under applicable Treasury Regulations to be treated as a U.S. person; or (iv) an estate the income of which is subject to U.S. federal income tax regardless of its source.

        Holders of shares of the Company's common stock who are not U.S. holders may have different tax consequences from those described below and are urged to consult their own tax advisors regarding the tax treatment to them under U.S. and non-U.S. tax laws.

        If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Company's common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. A holder of shares of the Company's common stock that is a partnership, and partners in such partnership, should consult their own tax advisors regarding the tax consequences of the receipt of cash in exchange for shares of the Company's common stock pursuant to the Merger.

        This discussion assumes that a U.S. holder holds shares of the Company's common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder in light of the U.S. holder's particular circumstances, or those U.S. holders subject to special treatment under the Code (including, without limitation, insurance companies, brokers or dealers in securities or currencies, traders in securities who elect to apply a mark-to-market method of accounting, tax-exempt organizations, financial institutions, mutual funds, U.S. expatriates and stockholders subject to the alternative minimum tax), U.S. holders who hold shares of the Company's common stock as part of a "hedging," "straddle," "conversion" or other integrated transaction for U.S. federal income tax purposes, U.S. holders who acquired their shares of the Company's common stock through the exercise of employee stock options or other compensation arrangements, or U.S. holders who exercise statutory appraisal rights. In addition, this discussion does not address any aspect of foreign, state, local, estate or gift taxation that may be applicable to a U.S. holder. U.S. holders are urged to consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of the Company's common stock pursuant to the Merger.

        The receipt of cash in exchange for shares of the Company's common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes (and also may be a taxable transaction under applicable foreign, state and local income and other tax laws). In general, for U.S. federal income tax purposes, a U.S. holder will recognize capital gain or loss equal to the difference between the amount of cash received and the U.S. holder's aggregate adjusted tax basis in the shares of the Company's common stock converted to cash in the Merger. Gain or loss will be calculated separately for each block of shares of the Company's common stock (i.e., shares acquired at the same cost in a single transaction) converted to cash in the Merger. If, at the effective time of the Merger, the U.S. holder's shares of the Company's common stock were held for more than one year, the gain or loss will be long-term capital gain or loss, and any such long-term capital gain generally will be subject (in the case of U.S. holders who are individuals) to tax at the U.S. federal income tax rate applicable to long-term capital gains in effect at the time of the closing of the Merger. If, however, at the effective time of the Merger, the U.S. holder's shares of the Company's common stock were held for one year or less, the gain or loss will be short-term capital gain or loss. Any such short-term capital gain generally will be subject (in the case of U.S. holders who are individuals) to U.S. federal income tax at ordinary income tax rates in effect at the time of the closing of the Merger. The deductibility of capital losses by U.S. holders is subject to limitations under the Code.

        In general, dissenting U.S. holders who exercise their right to appraisal also will recognize gain or loss. Any U.S. holder considering exercising statutory appraisal rights should consult with such U.S. holder's own tax advisor regarding the tax consequences thereof.

        Under the U.S. federal income tax backup withholding rules, unless an exemption applies, the exchange agent or Nationwide Mutual generally is required to and will withhold and remit to the U.S. Treasury 28% of all payments to which a stockholder or other payee is entitled pursuant to the Merger, unless the stockholder or other payee (1) is a corporation or comes within other exempt categories and, when required, demonstrates this fact and otherwise complies with the applicable requirements of the backup withholding rules or (2) provides such stockholder's correct taxpayer identification number (i.e., the stockholder's social security number, in the case of an individual stockholder, or the stockholder's employer identification number, in the case of other stockholders) and certifies, under penalties of perjury, that the number is correct (or properly certifies that the stockholder is awaiting a taxpayer identification number) and certifies that such stockholder is exempt from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. Each stockholder and, if applicable, each other payee should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the exchange agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the exchange agent. Stockholders who are neither U.S. citizens nor U.S. resident aliens should complete, sign and submit a Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for U.S. Tax Withholding." Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above will be refunded or credited against a stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the U.S. Internal Revenue Service in a timely manner.

        The discussion above of certain material U.S. federal income tax consequences is included for general information purposes only. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any foreign, state or local income and other tax laws) of the receipt of cash in exchange for shares of the Company's common stock pursuant to the Merger.

Certain Effects of the Merger

        If the Merger Agreement is approved by our stockholders and certain other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into the Company, with the Company being the surviving entity. As a result of the Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the surviving entity.

        Following the Merger, all outstanding shares of our common stock (other than shares for which appraisal rights have been properly exercised under Delaware law) will be directly owned by Nationwide Mutual. When the Merger is completed, each share of the Company's common stock (other than (1) shares owned by the Company and its subsidiaries, (2) shares owned by Harleysville Mutual and its subsidiaries, which will be owned by Nationwide Mutual (as the surviving corporation of the Parent Merger), and (3) shares for which appraisal rights have been properly exercised under Delaware law) issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $60.00 in cash, without interest and less any applicable withholding taxes. At the effective time of the Merger, our stockholders (other than holders of shares for which appraisal rights have been properly exercised under Delaware law) will cease to have ownership interests in the Company or rights as stockholders of the Company. Therefore, the current stockholders of the Company will not participate in any future earnings or growth of the Company and will not benefit from any appreciation in value of the Company.

        Our common stock is currently registered under the Exchange Act and is listed on NASDAQ under the symbol "HGIC." As a result of the Merger, our common stock will cease to be listed on NASDAQ and there will be no public market for the shares of our common stock. In addition, the registration of the shares of our common stock under the Exchange Act will be terminated, and the Company will no longer be required to file periodic and other reports with the SEC as a result of the deregistration of our common stock under the Exchange Act.

        Following the Merger, we will take steps to delist our common stock from trading on NASDAQ and to deregister our common stock under the Exchange Act, so that we will no longer be required to file periodic and other reports with the SEC. Also following the Merger, you will no longer have an equity interest in the Company and will not participate in any potential future earnings of the Company.

        The benefit of the Merger to our stockholders is the right to receive $60.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock owned by them immediately prior to the effective time of the Merger. This represents a premium of approximately 90.4% over the closing price of $31.52 per share of our common stock on September 28, 2011, the last trading day prior to the announcement of the Merger. The principal detriments are that our stockholders will cease to participate in our future earnings and growth, if any, and that their receipt of payment for their shares generally will be a taxable transaction for federal income tax purposes. See "The Merger—Material U.S. Federal Income Tax Consequences."

Effects on the Company and Our Stockholders If the Merger Is Not Completed

        If the Merger is not completed for any reason, our stockholders will not receive any payment for their shares of Company common stock in connection with the Merger. Instead, unless and until we consummate another transaction similar to the Merger, we will remain a public company, and shares of the Company's common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act. In that event, we expect that management will operate the business generally in a manner similar to that in which it is being operated today and that our stockholders will continue to be subject to the same general risks and opportunities as they currently are, including, among other things, those arising from economic and market conditions.

        Finally, if the Merger Agreement is terminated under certain circumstances, we may be obligated to pay a termination fee in the amount of $29,588,535 to Nationwide Mutual, plus certain of its reasonable out-of-pocket expenses. For a description of the circumstances obligating payment of the termination fee and expenses, see "The Merger Agreement—Termination Fee."

Governmental and Regulatory Approvals

U.S. Antitrust Filing

        Business combinations such as the Mergers are frequently reviewed and scrutinized by the U.S. Department of Justice and the U.S. Federal Trade Commission to determine whether they comply with applicable antitrust laws. Under the provisions of the HSR Act, the Merger may not be completed until the expiration of a 30-day waiting period following the filing of completed notification reports with the U.S. Department of Justice and the U.S. Federal Trade Commission by Nationwide Mutual and Harleysville Mutual, unless a request for additional information or documentary material is received from the U.S. Federal Trade Commission or the U.S. Department of Justice, or unless early termination of the waiting period is granted by the reviewing agencies. Nationwide Mutual and Harleysville Mutual filed notification reports with the U.S. Department of Justice and the U.S. Federal

Trade Commission under the HSR Act on October 28, 2011. On November 8, 2011, the U.S. Federal Trade Commission granted early termination of the waiting period under the HSR Act with respect to the Mergers.

        At any time before or after the Mergers, the U.S. Department of Justice or the U.S. Federal Trade Commission could take action under the antitrust laws as it deems necessary or desirable and in the public interest, including seeking to enjoin the Mergers or seeking divestiture of substantial assets of Nationwide Mutual, Harleysville Mutual, the Company or their respective subsidiaries. Private parties, foreign competition authorities, and state attorneys general also may bring an action under the antitrust laws under certain circumstances. There can be no assurance that a challenge to the Mergers on antitrust grounds will not be made or, if a challenge is made, of the result.

Insurance Laws and Regulations

        State insurance laws and regulations generally require that, prior to the acquisition of an insurance company domiciled (or, in the case of California, licensed in California), the acquiring company must obtain the approval of the insurance commissioner of that state. Nationwide Mutual has made or will make the necessary applications with the insurance commissioners of Pennsylvania, California, Georgia, Michigan, New Jersey, and Ohio, the respective domiciliary states of Harleysville Mutual and its insurance subsidiaries, the insurance subsidiaries of the Company, and Nationwide Mutual, respectively.

        In addition, the insurance laws and regulations of certain U.S. states require that, prior to an acquisition of an insurance company doing business in that state or licensed by that state (or the acquisition of its holding company), a notice filing disclosing certain market share data in the applicable state must be made and an applicable waiting period must expire or be terminated. These notice filings have been made, or will be made prior to the closing date, in the applicable states.

        Although the Company, Harleysville Mutual and Nationwide Mutual do not expect these regulatory authorities to raise any significant concerns in connection with their review of the Mergers, there is no assurance that the Company, Harleysville Mutual and Nationwide Mutual will obtain all required regulatory approvals, or that those approvals will not include terms, conditions or restrictions that may have an adverse effect on the Company, Harleysville Mutual or Nationwide Mutual.

        Other than the filings described above, neither the Company, Harleysville Mutual nor Nationwide Mutual is aware of any regulatory approvals required to be obtained, or waiting periods that must expire, to complete the Mergers. If the parties discover that other regulatory approvals or waiting periods are necessary, they will seek to obtain or comply with them. If any additional regulatory approval or action is needed, however, the Company, Harleysville Mutual or Nationwide Mutual may not be able to obtain such regulatory approval or take such action, as is the case with respect to the other necessary regulatory approvals. Even if the Company, Harleysville Mutual or Nationwide Mutual obtain all necessary regulatory approvals, and the Merger Agreement is adopted by the Company's stockholders and the respective members of Harleysville Mutual and Nationwide Mutual, conditions may be placed on any such regulatory approval that could cause either the Company, Harleysville Mutual or Nationwide Mutual to abandon the Mergers.

        As part of the approval process for the Parent Merger, the Pennsylvania Insurance Department will solicit comments from the general public concerning the proposed Parent Merger. On November 10, 2011, Nationwide Mutual filed an application for approval of the Parent Merger with the Pennsylvania Insurance Department ("Form A"). Under the approval process, interested third parties could submit public comments, and the Pennsylvania Insurance Department will require the Form A applicant to respond to those comments. Harleysville is aware that one comment has been filed with the Pennsylvania Insurance Department questioning the Parent Merger, and responses from Harleysville and Nationwide Mutual have been provided to the Pennsylvania Insurance Department. No other public comments were received prior to the closure of the public comment period in January

2012. Public comments on the Form A and responses thereto are available on the Pennsylvania Insurance Department's website at http://www.portal.state.pa.us/portal/server.pt/community/industry_activity/9276/harleysville_nationwide_merger/1018193. On November 18, 2011, the Pennsylvania Insurance Department engaged Boenning & Scattergood, Inc. to serve as financial advisor to the Pennsylvania Insurance Department to review the proposed Parent Merger and specifically in connection with issuing a report and conclusions as to the reasonableness of Harleysville Mutual's conclusion that the Parent Merger is fair to the policyholders of Harleysville Mutual. Boenning & Scattergood expects to report their findings to the Pennsylvania Insurance Department in March 2012. The report of such financial advisor can be reviewed on the Pennsylvania Insurance Department's website once it becomes available.

Interests of Our Directors and Executive Officers in the Merger

        Our directors and executive officers have financial interests in the Merger that are in addition to, or different from, their interests as stockholders of the Company. Our board of directors was aware of these interests and considered them, among other matters, in approving the Merger and the Merger Agreement.

        Our board of directors is currently comprised of eight (8) members. Of our eight (8) directors, six (6) also serve as directors of Harleysville Mutual. The six (6) directors of the Company who are also members of the board of directors of Harleysville Mutual are: W. Thacher Brown, Michael L. Browne, G. Lawrence Buhl, Jerry S. Rosenbloom, William W. Scranton III, and William E. Storts. In addition, our President and Chief Executive Officer, Michael L. Browne, also serves as President and Chief Executive Officer of Harleysville Mutual.

Stock Options, Warrants and Stock Appreciation Rights

        Under the terms of the Merger Agreement, each outstanding option, warrant or similar right, each of which is referred to herein as an "option," will become fully vested as of the effective time of the Merger regardless of the vesting schedule contained in any option agreement or any of the Company's stock plans. At the effective time of the Merger, after giving effect to any such vesting, each option that has not been previously exercised by the holder will be cancelled and each holder of a cancelled option will be entitled to receive, in consideration for the cancellation of such option, an amount in cash equal to the excess of $60.00 over the exercise price of such cancelled option for each share of the Company's common stock underlying such cancelled option (subject to reduction to satisfy applicable withholding tax obligations).

        The following table identifies the aggregate number of shares of the Company's common stock subject to outstanding vested options held by our named executive officers as of April 30, 2012 (assuming no exercise of vested options prior to that time), the aggregate number of shares of the Company's common stock subject to outstanding unvested options as of April 30, 2012 that will become fully vested in connection with the Merger, and, assuming that April 30, 2012 is the effective time of the Merger, the cash-out value of such unvested options and the cash-out value of vested and unvested stock options, and all such information for all directors and other executive officers as a group.

	Vested Stock Options			Unvested Stock Options			Aggregate Stock Options
Name	Shares	Weighted Average Exercise Price	Value(1)	Shares	Weighted Average Exercise Price	Value(2)	Shares	Value
Michael L. Browne President & Chief Executive Officer	332,016	$32.33	$9,188,474	116,399	$35.62	$2,837,642	448,415	$12,026,117
Arthur E. Chandler Senior Vice President & Chief Financial Officer	58,748	$33.33	$1,566,869	22,012	$35.66	$535,674	80,760	$2,102,543
Allan R. Becker Senior Vice President, Chief Actuary	15,883	$33.18	$425,992	10,436	$35.45	$256,241	26,319	$682,233
Beth A. Friel Senior Vice President, Human Resources & Senior Vice President, Claims	10,288	$33.10	$276,797	9,871	$35.53	$241,518	20,159	$518,314
Kevin M. Toth Senior Vice President & Chief Underwriting Officer	48,418	$33.37	$1,289,293	16,764	$35.56	$409,654	65,182	$1,698,947
All other Executive Officers as a Group (5 persons)	230,770	$29.76	$6,978,961	55,292	$35.09	$1,377,093	286,062	$8,356,054
All Directors as a Group (8 persons)	30,000	$23.47	$1,095,910	0	$0.00	$0	30,000	$1,095,910

(1)
This column represents the value of all options that will become fully vested on or before April 30, 2012 regardless of the Merger, and will be cancelled and cashed-out in connection with the Merger, which is calculated for each individual by multiplying the aggregate number of shares of the Company's common stock underlying vested options by the positive difference, if any, between $60.00 and the exercise price of all such vested options.

(2)
This column represents the value of all options that would not be fully vested as of April 30, 2012 except as a result of the Merger, and will be cancelled and cashed-out in connection with the Merger, which is calculated for each individual by multiplying the aggregate number of shares of the Company's common stock underlying unvested options by the positive difference, if any, between $60.00 and the exercise price of all such unvested options. This assumes that the effective date of the Merger will be April 30, 2012.

  Company Stock Awards

          Under the terms of the Merger Agreement, each share of or underlying a restricted stock, restricted stock unit, performance stock unit, or deferred stock award, and each other right, contingent or accrued, to acquire or receive shares or benefits measured by the value of such shares, and each award of any kind consisting of shares that may be held, awarded, outstanding, payable or reserved for issuance under any Company stock plan, other than options as described above (each of which is referred to herein as a "company stock award"), that is outstanding immediately prior to the effective time of the Merger (excluding any rights to acquire shares under the Company's Amended and Restated Employee Stock Purchase Plan), to the extent then unvested, will become fully vested and non-forfeitable and converted into the right to receive a cash payment of $60.00 per share (without interest and less any applicable withholding taxes). Any performance-based unit awards for which the performance period is unmet will vest at the level of corporate performance identified by the Company's Compensation and Personnel Development Committee as "target" (generally payout at 100% of the established number of shares). Performance-based awards can payout at percentages ranging from 0% to 200%. Each company stock award that is outstanding immediately prior to the effective time of the Merger will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the number of shares in respect of such company stock award multiplied by $60.00 (less any required withholding taxes). The following table shows the stock awards held by the executive officers that will become fully vested as a result of the Merger assuming the closing occurs as of April 30, 2012 and the cash-out value of such company stock awards at that time.

Name	Unvested Company Stock Awards (as of April 30, 2012)	Aggregate Cash- Out Value of All Unvested Company Stock Awards (as of April 30, 2012)
Michael L. Browne	44,030	$2,641,800
Arthur E. Chandler	4,110	$246,600
Allan R. Becker	2,085	$125,100
Beth A. Friel	1,925	$115,500
Kevin M. Toth	8,600	$516,000
All other Executive Officers as a Group (5 persons)	25,940	$1,556,400
All Directors as a Group (8 persons)	79,604	$4,776,240

  Already Owned Company Stock

          Under the terms of the Merger Agreement, holders of shares of the Company's common stock, other than the shares held by Harleysville Mutual and the shares for which holders have perfected appraisal rights under applicable Delaware law, will be entitled to receive a cash payment of $60.00 per share in cash. The following table shows, for each of the named executive officers, the other executive officers as a group, and the non-executive Directors as a group who hold the Company's common stock, the aggregate number of shares projected to be owned as of April 30, 2012, and the increase in value of such shares due to the Merger Agreement:

Name	Shares of Company Common Stock Owned (Projected as of April 30, 2012)	Aggregate Increase in Value of Owned Company Stock(1)
Michael L. Browne	186,868	$6,224,573
Arthur E. Chandler	22,363	$744,912
Allan R. Becker	19,551	$651,247
Beth A. Friel	9,563	$318,550
Kevin M. Toth	15,846	$527,830
All other Executive Officers as a Group (5 persons)	99,378	$3,310,281
All Non-Executive Directors as a Group (7 persons)	114,384	$3,810,146

(1)
The "Aggregate Increase in Value of Owned Company Stock" column reflects (a) the share totals listed in the first column, multiplied by (b) the difference between $60.00 and $26.69 (the average closing price of the Company's common stock on the first ten trading days of September 2011).

2011 Target Bonuses

        Under Section 7.11 of the Merger Agreement, Nationwide Mutual has committed to pay (unless previously paid), not later than sixty days after the Closing Date of the Merger, to each eligible employee who is employed by the surviving company after the Merger and remains so employed on such payment date, an amount equal to such employee's 2011 target bonus incentive compensation under the Harleysville incentive compensation plans (collectively, the "2011 Target Bonuses"). Up to 1,636 employees of Harleysville are eligible to receive these bonuses from Nationwide Mutual if the Merger closes. Each of the executive officers, if he or she remains employed on the payment date, will receive such 2011 Target Bonus from Nationwide Mutual. As described below under "Acceleration of Payment of Compensation," payment of such 2011 Target Bonuses was accelerated for five of the executive officers into December 2011.

Acceleration of Payment of Compensation

        In order to preserve economic benefits to the Company and to Harleysville Mutual, and their respective stockholders and policyholders, of approximately $14.0 million that would otherwise have been expended or lost in connection with excise taxes, lost tax deductions and tax "gross-up" payments associated with change in control payments made pursuant to the pending Mergers under the Merger Agreement, on December 20, 2011, the Compensation and Personnel Development Committee of the Company (the "Committee") approved, subject to certain conditions, for five of the executive officers: (1) payment, on an accelerated basis, of the 2011 Target Bonuses (described above); and (2) the vesting of time-based restricted stock/restricted stock unit awards held by such executive officers (subject to transfer restrictions described below); and committed to accelerate, at the end of the performance period, certain performance-based restricted stock/restricted stock unit awards held by certain executive officers of the Company. The acceleration of the vesting of the performance-based equity awards was approved by the Committee on December 30, 2011, and such accelerated compensation was paid on December 30, 2011. The acceleration of compensation determination was ratified by the full boards of directors of the Company and Harleysville Mutual.

        The 2011 Target Bonuses and the outstanding equity awards represent compensation that, but for the acceleration, would have been paid to the executive officers either on vesting dates arising at various times in 2012 or, if not paid earlier, at the time of or following the closing of the Merger. The Company believes that the acceleration in payment of such compensation is in the best interests of the Company, Harleysville Mutual and their respective stockholders and policyholders because it raises the executive officers' compensation base for purposes of Section 280G of the Code, thus: (1) eliminates or reduces tax gross-up payments to certain executive officers that would otherwise be required under the terms of the existing change-in-control agreements, and (2) preserves tax deductions that would otherwise be lost, in each case on account of the impact of Sections 280G and 4999 of the Code. The tax gross-up payments that the Company avoids, and the tax deductions (after-tax) that are preserved, total approximately $14.0 million, assuming a price of $59.00 per share of the Company's common stock.

        In connection with the acceleration of the 2011 Target Bonuses and the accelerated vesting of selected equity awards, the Company and each impacted executive officer entered into a Change in Control Payment Acknowledgement and Agreement (the "Agreement") that imposes significant transfer restrictions on the accelerated compensation. Under the Agreement, each impacted executive officer agreed to return the 2011 Target Bonus, less the federal, state and local income and employment taxes paid by the executive officer with respect to the 2011 Target Bonus, if: (1) the Mergers are not consummated and a change in control of the Company does not otherwise occur before the effective date of the termination of the Merger Agreement, or (2) the executive officer's employment by the Company is terminated prior to the 60th day following the closing of the Mergers for any reason other than termination by the Company without cause. In addition, in the event of a return of the 2011 Target Bonus compensation, the executive officer agreed to assign to the Company any and all rights to a refund for taxes paid, and to assist the Company in its pursuit of such refunds.

        With respect to accelerated equity-based compensation, under the Agreement each executive cannot transfer, assign, gift, pledge, hypothecate or otherwise transfer, for value or otherwise, any of the shares of common stock received until the earlier of the original vesting date of such shares or the closing date of the Mergers.

        Harleysville believes, after consultation with its internal and external legal and other advisors, that the acceleration preserves for the Company and Harleysville Mutual the economic benefit of approximately $14.0 million that would otherwise be lost. The actions represent an acceleration of compensation, not payment of additional compensation to any of the executive officers of the Company. The actions taken were limited to only those executive officers for whom a potential excise tax gross-up and lost tax deduction would have been triggered by the closing of the Mergers, and the affected executive officers are expected to remain with the Company after the closing of the Mergers and have adequate incentive to do so.

Indemnification and Insurance

        The Merger Agreement provides that all rights to indemnification currently existing in favor of all current or former employees, directors, agents or officers of the Company, Harleysville Mutual and their respective subsidiaries with respect to any losses, claims, damages, costs, expenses, liabilities and judgments (including court costs and attorneys' fees and including losses arising out of any litigation or threatened litigation), based on, arising, in whole or in part, out of, or otherwise in respect of, any action which was taken, or matter existing or, occurring on or prior to the effective time of the Mergers, as provided in the Company's and Harleysville Mutual's certificates of incorporation or bylaws or any indemnification agreements by and between any of the indemnitees and the Company or Harleysville Mutual or otherwise existing pursuant to law on the date of the Merger Agreement will survive the Mergers.

        The Merger Agreement also provides that Nationwide Mutual will purchase "tail" directors' and officers' liability insurance coverage for a period of six years after the effective time of the Mergers, covering those persons who are currently covered by the Company's and Harleysville Mutual's directors' and officers' liability insurance policies on terms (including the amounts of coverage and the amounts of deductibles, if any) that are comparable to the terms now applicable to the directors and officers of Nationwide Mutual, or, the terms now applicable to them under our or Harleysville Mutual's current policies if such terms are more favorable to our or Harleysville Mutual's directors and officers; provided, however, that in no event shall Nationwide Mutual be required to expend in excess of 300% of the annual premium currently paid by us or Harleysville Mutual for such coverage, and the annual premium paid by Nationwide Mutual for its current directors' and officers' liability insurance coverage; and provided further, that if the premium for such coverage exceeds the maximum premium, Nationwide Mutual will purchase a policy with the greatest coverage available for the maximum premium.

Qualified and Nonqualified Deferred Compensation Plans

        We sponsor and maintain (1) the Standard Deferred Compensation Plan for Directors of Harleysville Mutual Insurance Company and Harleysville Group, Inc. (Amended and Restated as of January 1, 2008) (the "Directors' Plan"), (2) the Harleysville Group, Inc. Non-Qualified Deferred Compensation Plan (Amended and Restated as of January 1, 2008), which includes the Company's Non-Qualified Excess Contribution and Match Program (the "Deferred Compensation Plan"), and (3) the Harleysville Group, Inc. Supplemental Retirement Plan (Amended and Restated as of January 1, 2008) (the "SERP"). These plans provide our directors and/or executive officers with deferral opportunities, including Company contributions, to defer compensation earned in any given fiscal year to a later date. These plans are in addition to the qualified pension plan and retirement savings plus plan (401(k) plan) we sponsor and maintain and to which employees, including executive officers, are eligible to participate. The deferred payment date under the Deferred Compensation Plan and the SERP generally is the date upon which the executive officer terminates employment, dies or becomes disabled. The deferred payment date under the Directors' Plan generally is within 30 days following a change in control of the Company and Harleysville Mutual. No benefits have accrued under the SERP since March 31, 2006. All of these plans will be terminated as of the closing date of the Merger. Participants in the plans will be eligible to receive their vested accrued benefits under the plans within one year after the closing date of the Merger, provided that if the closing date occurs on or before June 1, 2012, the distribution from the SERP will be paid to the executive officers no later than December 31, 2012. Each of the named executive officers is eligible to participate in the Deferred Compensation Plan and the SERP.

Change in Control Agreements; Termination of the Change in Control Agreements

        We have entered into an agreement with each of our executive officers which provides for severance compensation to be paid if both a "change in control" of the Company or Harleysville Mutual occurs and the executive officer's employment is subsequently terminated (either by the Company without "cause" or by the executive officer for "good reason"). The agreements define "cause" as a failure by the executive officer to perform his or her duties or willful conduct that injures the Company, and define "good reason" as a substantial change in the status of the executive officer's role with the Company, including a diminution of responsibilities, reduction in pay, failure to continue comparable incentive plans or other compensation or benefit plans, the failure of the Company to cause the assumption of the agreements by any successor to the Company, any involuntary termination of employment which is not effected by a properly crafted notice of termination, or a change of place of employment. In order for termination of employment to trigger the payment obligations, such termination must occur within three years after a change in control for Mr. Browne or within two years after a change in control for the other executive officers. Each of the named executive officers is a party to a change in control agreement with us.

        The Merger, when consummated, will be a "change in control" under these change in control agreements. The definition of a change in control is set forth in the change in control agreements.

        Severance compensation is paid under the change in control agreements only if a change in control actually occurs, and the executive officer has a qualifying termination event as described above (referred to as a "double trigger" event). The severance compensation to be paid: (1) to Mr. Browne, as President and Chief Executive Officer, is 2.999 times, and the compensation to be paid to the other executive officers is 2.00 times, the sum of the annual base salary and the average annual incentive target awards over the past three (3) years; plus (2) if applicable, payment of a full "gross up" benefit, entitling the executive officer to receive funds to pay any resulting excise tax payable as a result of the severance compensation if such excise tax is incurred under Section 4999 of the Code; (3) payment of any legal fees incurred by the executive officer as a result of the termination; and (4) continued eligibility to participate in health and welfare benefit plans comparable to those received prior to the change in control, for up to three years for Mr. Browne and for up to two years for the other executive officers. Such severance payments would be made in a lump sum within 30 days after the date of termination, with the exception of benefits continuation, if applicable.

        In connection with the closing of the Merger, the Company has taken irrevocable action, contingent on the closing of the Merger, to terminate all change-in-control agreements and to cause all amounts under such agreements to be liquidated and paid (the "CIC Payments"). Such liquidated CIC Payments will be made to the executive officers by December 31, 2012, if the Merger transaction closes on or before June 1, 2012, or by the one-year anniversary of the Merger closing if the closing occurs after June 1, 2012 (as applicable, the "CIC Payment Date"), unless the executive officer resigns or otherwise voluntarily terminates employment with the Company prior to the CIC Payment Date (other than by reason of death or disability). Under certain circumstances, an executive officer may receive his or her CIC Payment within 30 days after the closing of the Merger.

Retention Bonus Agreements

        The Company has entered into retention bonus agreements with each of the named executive officers, including Michael L. Browne. The obligations of Nationwide Mutual and Nationals Sub to complete the Merger are subject to the execution of a retention bonus agreement by Mr. Browne. Under the retention bonus agreements, if an executive officer is terminated by us other than for cause after the closing date but before payment of the CIC Payments described above, or if the executive officer's employment with the Company or any Nationwide Mutual entity terminates prior to the CIC Payment Date due to death or disability, the CIC Payment will be paid to the executive officer in full by the applicable CIC Payment Date. However, if the executive officer resigns or otherwise voluntarily leaves employment with the Company or any Nationwide Mutual entity prior to the CIC Payment Date for any reason, the executive officer will not be eligible for, and will not receive, any part of the CIC Payment.

        The retention bonus agreements provide for retention bonuses of either 1.00 times or 2.00 times the sum of base salary plus short-term incentive award(s), if any, actually paid to the executive officer attributable to the portion of the performance period(s) that occur(s) during the applicable retention period plus any outstanding short-term incentive award(s) eligible to be paid to the executive officer attributable to the portion of the performance period(s) that occur(s) during the retention period but that have not been paid as of the end of the retention period. The retention period will be 12 months from the closing date in the case of executive officers who will receive one times the payment, and 24 months in the case of executive officers who will receive two times the payment. Subject to the executive officer's continued employment on the applicable anniversary of the closing date, the retention bonus will be paid as a gross lump sum, minus applicable withholding tax obligations, on or around (but not later than 60 days following) the applicable anniversary of the closing date. However, if we terminate the executive officer's employment other than for cause, or the executive officer's employment is terminated due to death or disability, in each case prior to the end of the retention period, the retention bonus will be paid within 60 days following the date of termination, with the bonus portion of the retention bonus being prorated based on the portion of the performance period(s)

occurring during the retention period. The payment by the Company of the retention bonus is subject to the executive officer providing an effective release within 55 days of the date of termination. In addition, Mr. Chandler is party to an agreement with the Company under which he will receive, as long as he remains employed through the closing of the Merger, a one-time cash bonus. The bonus would be paid to Mr. Chandler within 30 days after the closing of the Merger.

        The retention bonus agreements provide for the payment, if applicable, of (1) a full "gross up" benefit, entitling the executive officer to receive funds to pay any resulting excise tax payable as a result of the payment of amounts due under the retention bonus agreement if such excise tax is incurred under Section 4999 of the Internal Revenue Code, and (2) any legal fees incurred by the executive officer in connection with the retention bonus agreement.

        Under the retention bonus agreements, each of the executive officers will be subject to a non-compete covenant (during employment), a covenant not to solicit customers (for the two years following termination of employment), and a covenant not to solicit employees (during employment and for three years following termination of employment).

        The maximum aggregate compensation amount payable under the retention bonus packages shall not exceed $25,000,000, exclusive of any gross-up payments that may be required with respect to payments under the change in control agreements.

        From and after the closing date, the executive officers will also be eligible to participate in Nationwide Mutual's long-term incentive compensation award program (the "Incentive Program") in which similarly situated employees of Nationwide Mutual participate. In the event that the Company terminates the executive officer's employment other than for cause or the executive officer retires prior to the end of a performance period under the Incentive Program, any award under the Incentive Program for that performance period shall be paid to the executive officer at the same time as awards under the Incentive Program are paid to similarly situated Nationwide Mutual employees whose employment is not terminated, and such awards shall be prorated based on the number of days during the performance period that the executive officer was employed by the Company and is subject to organizational performance determined at the end of the applicable performance period.

Advisory Group Compensation

        All directors of the Company and Harleysville Mutual (except for members of the Special Litigation Committee of Harleysville Mutual's board of directors) immediately prior to the effective time of the Mergers will be invited to become members of an Advisory Group to Nationwide Mutual to be established after the effective time of the Mergers. In addition, three directors of Nationwide Mutual's board of directors, who will be selected by the Chairman of Nationwide Mutual's board of directors, will become members of such Advisory Group. Mr. Scranton will serve as Chairman of the Advisory Group, which will meet three times per year at the Company's headquarters. Each member of the Advisory Group will serve for a term of two years from the closing date of the Mergers. The members of the Advisory Group will be reimbursed for their out-of-pocket expenses, and each member will receive annual compensation of $40,000, except for Mr. Scranton who will receive annual compensation of $80,000 for serving as Chairman of the Advisory Group. The members of the Advisory Group will receive information with respect to the integration of the Company and Harleysville Mutual into Nationwide Mutual.

Golden Parachute Compensation

        The following table sets forth the information required by the rules and regulations of the SEC regarding certain compensation which the following named executive officers may receive that is based on or that otherwise relates to the Merger. This compensation is referred to as "golden parachute" compensation. The "golden parachute" compensation payable by the Company to these individuals is subject to a non-binding advisory vote of our stockholders.

        Assuming that the Merger is completed and the named executive officers were terminated on April 30, 2012 and were entitled to full benefits available under their respective change in control, stock option and other equity-based award agreements, the named executive officers would receive approximately the amounts set forth in the table below, based on the $60.00 per share cash consideration. Please note that the amounts indicated below are estimates based on certain assumptions that may or may not actually occur, including assumptions described in this proxy statement. As a result, the actual amounts, if any, to be received by a named executive officer may differ in material respects from the amounts set forth below.

        The amounts set forth below are payable in connection with or related to the consummation of the Merger or upon a termination of employment, as detailed in the footnotes below.

        The stockholder advisory vote on golden parachute compensation will be on the benefits described in the immediately following table:

Golden Parachute Compensation

	Cash ($)(1)	Equity ($)(2)	Pension and Non- Qualified Deferred Compensation ($)(3)	Perquisites and Benefits ($)(4)	Tax Reimbursement ($)(5)	Total ($)(6)
Michael L. Browne President & Chief Executive Officer	4,003,841	5,479,442	686,848	144,794	0	10,314,925
Arthur E. Chandler Senior Vice-President & Chief Financial Officer	1,394,500	782,274	70,911	66,433	0	2,314,118
Allan R. Becker Senior Vice President, Chief Actuary	875,750	381,341	4,881	45,998	0	1,307,970
Beth A. Friel Senior Vice President, Human Resources & Senior Vice President, Claims	866,750	357,018	1,190	59,008	0	1,283,966
Kevin M. Toth Senior Vice President & Chief Underwriting Officer	1,074,167	925,654	17,404	61,013	0	2,078,238

(1)
The cash column represents, for each named executive officer, the sum of (a) the CIC Payment to be received, and (b) the 2011 Target Bonus, which was either paid in December 2011 or will be paid by Nationwide Mutual within 60 days after the closing of the Merger. See the disclosure above under the headings "2011 Target Bonuses" and "Acceleration of Payment of Compensation." For Mr. Chandler, this also includes a one-time cash bonus of $50,000 to be paid, if he remains employed through the closing of the Merger, within 30 days after the closing of the Merger.

(2)
The equity column represents the value of (a) stock options, to the extent unvested as of April 30, 2012, that will become vested in full and will be converted into the right to receive a cash payment equal to the excess, if any, of $60.00 per share (without interest and less any applicable withholding taxes) over their respective exercise prices, multiplied by the number of shares subject to the stock option or stock appreciation right; (b) for Mr. Browne, restricted shares outstanding, to the extent unvested as of April 30, 2012, that will be converted into the right to receive a cash payment of $60.00 per share (without interest and less any applicable withholding taxes); and (c) restricted stock units and deferred stock units outstanding, to the extent unvested as of April 30, 2012, that will be converted into the right to receive a cash payment equal to the excess of $60.00 per share (without interest and less any applicable withholding taxes) over their respective exercise prices, if any. These equity awards will become payable, as long as the executive officers remain employed as of the closing of the Merger, as a result of the consummation of the Merger and thus are deemed "single-trigger" payments.

(3)
The pension and non-qualified deferred compensation column represents the sum of (a) the estimated present value as of December 31, 2012 that each named executive officer will receive from Harleysville Group's Supplemental Retirement Plan (SERP) calculated based on assumptions similar to those used to perform the actuarial valuations of the plans for accounting purposes under ASC 715, and (b) the payments that each named executive officer will receive from Harleysville Group's Non-Qualified Deferred Compensation Plan, which includes Harleysville Group's Non-Qualified Excess Contribution and Match Program (Deferred Compensation Plan). For Mr. Browne, this amount includes the balance in his employee Corporate Owned Life Insurance (COLI) account ($151,484.38), but does not include his deferred director compensation ($1,195,850.64) or his director COLI account balances ($1,359,991.50). Such director-based deferred compensation was paid to Mr. Browne for his service as a director of Harleysville Group prior to becoming the CEO in 2004. Such amounts will be paid to Mr. Browne in connection with his departure from the Harleysville Boards. For each named executive officer, the deferred compensation amounts are provided as of February 29, 2012, and are subject to change prior to closing of the Merger, due to market value changes based on investment choices. Note that each named executive officer is entitled to this amount regardless of the occurrence of the Merger, but that, as a result of the Merger, the SERP and the Deferred Compensation Plan will be terminated and the payments will be accelerated so that the named executive officer receives the distributions within 12 months of the Merger. Also note that if the SERP payments were calculated based on the assumptions defined in the plan document for the distribution of the present value of benefits when the value is not more than $5,000, then the estimated present values as of December 31, 2012 would be as follows: Mr. Browne ($200,200) and Mr. Chandler ($14,700). Mr. Becker has an estimated present value as of December 31, 2012, of less than $50, and Mr. Toth and Ms. Friel do not have accrued SERP benefits.

(4)
The perquisites and benefits column represents the fringe benefits to be paid if the named executive officer's employment is terminated. This includes the value of the COBRA subsidies that would be paid assuming that the double trigger gets triggered. Under the existing change in control agreements, termination must occur within three years of the change in control for Mr. Browne, and within two years of the change in control for the other executive officers.

(5)
A brief description of the payments described above (including events triggering payments, the form of payment (lump sum or installment) and any material obligations regarding payments (including non-compete, non-solicitation, etc. agreements) are found above in the section entitled "Interests of Directors and Executive Officers in the Merger—Change in Control Agreements; Termination of the Change in Control Agreements" (page 63).

        The table does not include the amounts that may be paid in respect of the retention program described below.

        Harleysville Mutual, the owner of approximately 53.25% of the issued and outstanding shares of the common stock of the Company, has indicated that, although not obligated under the Voting Agreement, it will vote the shares it owns in favor of this non-binding advisory vote on golden parachute compensation.

        The Company has entered into retention bonus agreements with each of the named executive officers, including Michael L. Browne. The obligations of Nationwide Mutual and Nationals Sub to complete the Merger are subject to the execution of a retention bonus agreement by Mr. Browne. Under the retention bonus agreements, if an executive officer is terminated by us other than for cause after the closing date but before payment of the CIC Payments described above, or if the executive officer's employment with the Company or any Nationwide Mutual entity terminates prior to the CIC Payment Date due to death or disability, the CIC Payment will be paid to the executive officer in full by the applicable CIC Payment Date. However, if the executive officer resigns or otherwise voluntarily leaves employment with the Company or any Nationwide Mutual entity prior to the CIC Payment Date for any reason, the executive officer will not be eligible for, and will not receive, any part of the CIC Payment.

        The retention bonus agreements provide for retention bonuses of either 1.00 times or 2.00 times the sum of base salary plus short-term incentive award(s), if any, actually paid to the executive officer attributable to the portion of the performance period(s) that occur(s) during the applicable retention period plus any outstanding short-term incentive award(s) eligible to be paid to the executive officer attributable to the portion of the performance period(s) that occur(s) during the retention period but that have not been paid as of the end of the retention period. The retention period will be 12 months from the closing date in the case of executive officers who will receive one times the payment, and 24 months in the case of executive officers who will receive two times the payment. Subject to the executive officer's continued employment on the applicable anniversary of the closing date, the retention bonus will be paid as a gross lump sum, minus applicable withholding tax obligations, on or around (but not later than 60 days following) the applicable anniversary of the closing date. However, if we terminate the executive officer's employment other than for cause, or the executive officer's employment is terminated due to death or disability, in each case prior to the end of the retention period, the retention bonus will be paid within 60 days following the date of termination, with the bonus portion of the retention bonus being prorated based on the portion of the performance period(s) occurring during the retention period. The payment by the Company of the retention bonus is subject to the executive officer providing an effective release within 55 days of the date of termination. In addition, Mr. Chandler is party to an agreement with the Company under which he will receive, as long as he remains employed through the closing of the Merger, a one-time cash bonus. The bonus would be paid to Mr. Chandler within 30 days after the closing of the Merger.

        The retention bonus agreements provide for the payment, if applicable, of (1) a full "gross up" benefit, entitling the executive officer to receive funds to pay any resulting excise tax payable as a result of the payment of amounts due under the retention bonus agreement if such excise tax is incurred under Section 4999 of the Internal Revenue Code, and (2) any legal fees incurred by the executive officer in connection with the retention bonus agreement.

        Under the retention bonus agreements, each of the executive officers will be subject to a non-compete covenant (during employment), a covenant not to solicit customers (for the two years following termination of employment), and a covenant not to solicit employees (during employment and for three years following termination of employment).

        The maximum aggregate compensation amount payable under the retention bonus packages shall not exceed $25,000,000, exclusive of any gross-up payments that may be required with respect to payments under the change in control agreements.

        From and after the closing date, the executive officers will also be eligible to participate in Nationwide Mutual's long-term incentive compensation award program (the "Incentive Program") in which similarly situated employees of Nationwide Mutual participate. In the event that the Company terminates the executive officer's employment other than for cause or the executive officer retires prior to the end of a performance period under the Incentive Program, any award under the Incentive

Program for that performance period shall be paid to the executive officer at the same time as awards under the Incentive Program are paid to similarly situated Nationwide Mutual employees whose employment is not terminated, and such awards shall be prorated based on the number of days during the performance period that the executive officer was employed by the Company and is subject to organizational performance determined at the end of the applicable performance period.

        In order to preserve economic benefits to the Company and to Harleysville Mutual, and their respective stockholders and policyholders, of approximately $14.0 million that would otherwise have been expended or lost in connection with excise taxes, lost tax deductions and tax "gross-up" payments associated with change in control payments made pursuant to the pending Mergers under the Merger Agreement, on December 20, 2011, the Compensation and Personnel Development Committee of the Company (the "Committee") approved, subject to certain conditions, for five of the executive officers: (1) payment, on an accelerated basis, of the 2011 Target Bonuses (described above); and (2) the vesting of time-based restricted stock/restricted stock unit awards held by such executive officers (subject to transfer restrictions described below); and committed to accelerate, at the end of the performance period, certain performance-based restricted stock/restricted stock unit awards held by certain executive officers of the Company. The acceleration of the vesting of the performance-based equity awards was approved by the Committee on December 30, 2011, and such accelerated compensation was paid on December 30, 2011. The acceleration of compensation determination was ratified by the full boards of directors of the Company and Harleysville Mutual.

        The 2011 Target Bonuses and the outstanding equity awards represent compensation that, but for the acceleration, would have been paid to the executive officers either on vesting dates arising at various times in 2012 or, if not paid earlier, at the time of or following the closing of the Mergers. The Company believes that the acceleration in payment of such compensation is in the best interests of the Company, Harleysville Mutual and their respective stockholders and policyholders because it raises the executive officers' compensation base for purposes of Section 280G of the Code, thus: (1) eliminates or reduces tax gross-up payments to certain executive officers that would otherwise be required under the terms of the existing change-in-control agreements, and (2) preserves tax deductions that would otherwise be lost, in each case on account of the impact of Sections 280G and 4999 of the Code. The tax gross-up payments that the Company avoids, and the tax deductions (after-tax) that are preserved, total approximately $14.0 million, assuming a price of $59.00 per share of the Company's common stock.

        In connection with the acceleration of the 2011 Target Bonuses and the accelerated vesting of selected equity awards, the Company and each impacted executive officer entered into a Change in Control Payment Acknowledgement and Agreement (the "Agreement") that imposes significant transfer restrictions on the accelerated compensation. Under the Agreement, each impacted executive officer agreed to return the 2011 Target Bonus, less the federal, state and local income and employment taxes paid by the executive officer with respect to the 2011 Target Bonus, if: (1) the Mergers are not consummated and a change in control of the Company does not otherwise occur before the effective date of the termination of the Merger Agreement, or (2) the executive officer's employment by the Company is terminated prior to the 60th day following the closing of the Mergers for any reason other than termination by the Company without cause. In addition, in the event of a return of the 2011 Target Bonus compensation, the executive officer agreed to assign to the Company any and all rights to a refund for taxes paid, and to assist the Company in its pursuit of such refunds.

        With respect to accelerated equity-based compensation, under the Agreement each executive cannot transfer, assign, gift, pledge, hypothecate or otherwise transfer, for value or otherwise, any of the shares of common stock received until the earlier of the original vesting date of such shares or the closing date of the Mergers.

        Harleysville believes, after consultation with its internal and external legal and other advisors, that the acceleration preserves for the Company and Harleysville Mutual the economic benefit of approximately $14.0 million that would otherwise be lost. The actions represent an acceleration of compensation, not payment of additional compensation to any of the executive officers of the Company. The actions taken were limited to only those executive officers for whom a potential excise tax gross-up and lost tax deduction would have been triggered by the closing of the Mergers, and the affected executive officers are expected to remain with the Company after the closing of the Mergers and have adequate incentive to do so.

Stockholder Voting Agreement

        In connection with the Merger Agreement, Harleysville Mutual, the owner as of such date of approximately 53.5% of the issued and outstanding shares of common stock of the Company, entered into the Voting Agreement with Nationwide Mutual. Pursuant to the Voting Agreement, Harleysville Mutual agreed to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement and in any other circumstances upon which a vote, consent or other approval is sought with respect to the Merger Agreement, the Merger or other transactions contemplated by the Merger Agreement. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, Harleysville Mutual will vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement and the vote of no stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting. The Voting Agreement will terminate upon the earlier of (i) the effective time of the Mergers, and (ii) the termination of the Merger Agreement in accordance with its terms.

Lease Agreement

        Under a lease agreement, amended effective January 1, 2005, Harleysville Mutual rented the home office property from a partnership, comprised of the Company and two of the Company's wholly owned subsidiaries, for a five year term, which was subsequently extended through 2011, at a base rent of $3,959,789 per year. Effective January 1, 2012, the term of the lease agreement was again extended through December 31, 2012 under the same terms and conditions as under the expiring term. Harleysville Mutual also may pay additional rent, based on a formula, for any additions, improvements, or renovations. There was an additional rental payment of $508,460 made in 2011. Harleysville Mutual is also responsible for all operating expenses including maintenance and repairs. The base rent and formula for additional charges are based upon an appraisal obtained from an independent real estate appraiser. Harleysville Mutual and the Company and their respective subsidiaries share these facilities; and the expenses of the facilities, including equipment and office supplies, are allocated according to an intercompany allocation agreement. Nationwide Mutual has indicated that it has no present plans to restructure or reallocate the lease agreement following the consummation of the Mergers.

Management Agreements

        Pursuant to management agreements, we provide certain management services to Harleysville Mutual and to Harleysville Mutual's wholly owned subsidiary insurers for a fee based upon an applicable percentage of direct written premium for each insurer. Effective January 1, 2010, the management agreement between Harleysville Mutual and us was amended to reflect that we will also provide certain management services to Harleysville Mutual in connection with Harleysville Mutual's assumed reinsurance program in which Harleysville Mutual may assume quota share retrocessions from non-affiliated reinsurers (the "Harleysville Mutual Assumed Reinsurance Program"). The Harleysville Mutual Assumed Reinsurance Program does not include business assumed by Harleysville Mutual from any mandatory regulatory pool or association, and no business was assumed by Harleysville Mutual under the Harleysville Mutual Assumed Reinsurance Program prior to January 1, 2010. Pursuant to an amendment to the management agreement between Harleysville Mutual and us, Harleysville Mutual pays us a fee based upon a percentage of the total premium assumed by Harleysville Mutual under the Harleysville Mutual Assumed Reinsurance Program. In recognition of the differences in the value of the services provided, the percentage used to calculate the fee for the assumed business differs from the percentage used with respect to the direct business. We received total fees under the management agreements (as amended in 2010) in the aggregate amount of $8,519,952 in 2011. Nationwide Mutual plans to terminate the management agreements following the consummation of the Mergers and will make any necessary filings with, and obtain any necessary approvals from, the applicable state insurance departments.

Compensation Allocation Agreement

        Pursuant to a consolidated and restated compensation allocation agreement, we serve as the paymaster for the Harleysville companies, with each company being charged for its proportionate share of salary and employee benefits expense. This allocation is initially made between the property/casualty insurer affiliates and the non-property/casualty insurer affiliates on the basis of time allocation. The collective amount allocated to all of the property/casualty insurer affiliates on the basis of time allocation is then reallocated among each property/casualty insurer affiliate on the basis of the following: premium volume, loss volume, investments, and such special studies acceptable to statutory accounting principals as may be mutually agreed upon by such insurers from time to time. These allocations are made prior to the application of the inter-company pooling agreement referenced below. On February 19, 2009, the respective boards of directors of the Company and Harleysville Mutual approved the amendment of the consolidated and restated compensation allocation agreement to limit to pre-2009 levels the amount of our contributions to the Company's now frozen employee defined benefit pension plan that are allocated back to its affiliates pursuant to such agreement. Under such amendment, we will be allocated any excess that is contributed over the amount allocated to the affiliates. The amendment was approved by various state insurance departments. Additionally, pursuant to the management agreements, the Company (through a partnership comprised of the Company and two wholly owned subsidiaries of the Company) provides administrative services to Harleysville Mutual in connection with Harleysville Mutual's participation as a Write Your Own carrier in the National Flood Insurance Plan. Nationwide Mutual plans to terminate the consolidated and restated compensation allocation agreement following the consummation of the Mergers and will make any necessary filings with, and obtain any necessary approvals from, the applicable state insurance departments.

Loan Agreement

        We borrowed $18,500,000 from Harleysville Mutual in 1991 in connection with the acquisition of Mid-America Insurance Company (merged into another subsidiary, Harleysville Worcester, in November 2007) and Harleysville Insurance Company of New York pursuant to a demand loan with a stated maturity of March 1998. In February 1998, the maturity was extended to March 2005 and the interest rate became LIBOR plus 0.65%, which was a commercially reasonable market rate in 1998. In February 2005, the maturity was extended to March 2012 and the interest rate was decreased to LIBOR plus 0.45%, which was a commercially reasonable rate in 2005. For 2011, the interest paid by the Company on the demand note was $125,903, and the principal balance of the demand note remained at $18,500,000 at December 31, 2011.

Appraisal Rights

        Under the General Corporation Law of the State of Delaware (the "DGCL"), you have the right to dissent from the Merger and to receive payment in cash for the fair value of your shares as determined by the Delaware Court of Chancery, together with a fair rate of interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement. These rights are known as appraisal rights. The Company's stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. The Company will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the Merger and perfect appraisal rights.

        This summary, however, is not a complete statement of all applicable requirements and is qualified by reference to Section 262 of the DGCL, the full text of which appears in Appendix C to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights.

        Section 262 of the DGCL requires that stockholders be notified that appraisal rights will be available not less than 20 days before the stockholders' meeting to vote on the Merger. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes the Company's notice to its stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Appendix C since failure to timely and properly comply with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

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  You must deliver to the Company a written demand for appraisal of your shares before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the proposal to adopt the Merger Agreement. Voting against or failing to vote for the proposal to adopt the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL; and

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  You must not vote in favor of or consent to the proposal to adopt the Merger Agreement. A vote in favor of the proposal to adopt the Merger Agreement, by proxy or in person, will constitute a waiver of your appraisal rights and will nullify any previously filed written demands for appraisal. If you fail to comply with either of these conditions and the Merger is completed, you will be entitled to receive the cash payment for your shares as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares.

        All demands for appraisal should be addressed to Harleysville Group Inc., 355 Maple Avenue, Harleysville, Pennsylvania 19438, Attention: Secretary, must be delivered before the vote on the proposal to adopt the Merger Agreement is taken at the Special Meeting, and must be executed by, or on behalf of, the record holder of the shares. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

        To be effective, a demand for appraisal by a stockholder must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his, her or its stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to the Company. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her rights of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

        If you hold your shares in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        Within 10 days after the effective time of the Merger, the Company must give written notice that the Merger has become effective to each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of or consent to the proposal to adopt the Merger Agreement. At any time within 60 days after the effective time of the Merger, any stockholder who has demanded an appraisal but has not commenced an appraisal proceeding or joined an appraisal proceeding as a named party has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for his, her or its shares. Within 120 days after the effective date of the Merger, any stockholder who has complied with Section 262 of the DGCL shall, upon written request to the Company, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the proposal to adopt the Merger Agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the Company or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time of the Merger, either the Company or any stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the Company. The Company has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder's previously written demand for appraisal.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the Company, the Company will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the Company. After notice, if so ordered by the Chancery Court, to dissenting stockholders who demanded appraisal of their shares, the Chancery Court is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Chancery Court may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, from the effective date of the Merger through the date of payment of the judgment, which shall be compounded quarterly and shall accrue at a default rate 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. When the value is determined, the Chancery Court will direct the payment of such value, with interest, if any, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

        In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the Merger Agreement.

        Costs of the appraisal proceeding may be imposed upon the Company and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the Merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the Merger; however, if no petition for appraisal is filed within 120 days after the effective time of the Merger, or if the stockholder delivers a written withdrawal of his, her or its demand for appraisal and an acceptance of the terms of the Merger within 60 days after the effective time of the Merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for his, her or its shares pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective time of the Merger may only be made with the written approval of the Company. In addition, no appraisal proceeding may be dismissed as to any stockholder without the approval of the Chancery Court, and such approval may be conditioned upon such terms as the Chancery Court deems just.

        In view of the complexity of Section 262 of the DGCL, the Company's stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors.

Litigation Relating to the Mergers

Stockholder Lawsuits

Louisiana Municipal Police Employees Retirement System v. Harleysville Group Inc., et al.

        On October 4, 2011, the Company, Harleysville Mutual, the Company's directors, Nationwide Mutual and Merger Sub were named as defendants in a putative class action complaint in the Court of Chancery of the State of Delaware, captioned Louisiana Municipal Police Employees Retirement System v. Harleysville Group Inc., et al. That action, purportedly brought on behalf of a class of stockholders, alleges that our directors breached their fiduciary duties of care, loyalty, good faith, candor and independence. The complaint further alleges that our directors, through their acts, transactions and courses of conduct, are attempting to unfairly deprive our stockholders of the true value of their investment in the Company. The complaint further alleges that there exists an imbalance and disparity of knowledge between our directors and our public stockholders which makes it inherently unfair for them to benefit from their own interests to the exclusion of maximizing stockholder value. The complaint further alleges that our directors failed to disclose to the plaintiffs all material information necessary to cast an informed stockholder vote on the proposed transaction. The complaint further alleges that Nationwide Mutual and Merger Sub aided and abetted the claimed breaches of fiduciary duties by our directors. The plaintiff seeks injunctive and other equitable relief, including a request that the court enjoin us from consummating the Merger, as well as damages, fees and costs. To date, by agreement of the parties, the Company has not filed an answer to this complaint.

Eric H. Berger v. Harleysville Group Inc., et al.

        On October 6, 2011, the Company, Harleysville Mutual, the Company's directors, Nationwide Mutual and Merger Sub were named as defendants in a putative class action complaint in the Court of Chancery of the State of Delaware, captioned Eric H. Berger v. Harleysville Group Inc., et al. That action, purportedly brought on behalf of a class of stockholders, alleges that our directors breached their fiduciary duties of care, loyalty, good faith, candor and independence. The complaint further alleges that our directors, through their acts, transactions and courses of conduct, are attempting to unfairly deprive our stockholders of the true value of their investment in the Company. The complaint further alleges that there exists an imbalance and disparity of knowledge between our directors and our public stockholders which makes it inherently unfair for them to benefit from their own interests to the exclusion of maximizing stockholder value. The complaint further alleges that our directors failed to disclose to the plaintiffs all material information necessary to cast an informed stockholder vote on the proposed transaction. The complaint further alleges that Nationwide Mutual and Merger Sub aided and abetted the claimed breaches of fiduciary duties by our directors. The plaintiff seeks injunctive and other equitable relief, including a request that the court enjoin us from consummating the Merger, as well as damages, fees and costs. To date, by agreement of the parties, the Company has not filed an answer to this complaint.

Consolidated Stockholder Lawsuits

        The plaintiffs in both the Louisiana Municipal Police Employees Retirement System and the Berger cases are represented by the same law firm. On October 21, 2011, the Court of Chancery of Delaware entered an order agreed to by counsel for the plaintiffs and counsel for the Company, Harleysville Mutual, the Company's directors, Nationwide Mutual and Merger Sub consolidating both cases. On January 3, 2012, the plaintiffs filed their Consolidated Amended Class Action Complaint, which adds allegations about the sale process, asserting that there was not a vigorous enough effort to find other buyers at a higher price together with alleged disclosure shortfalls, all by reference to the preliminary proxy statement filed by the Company on December 23, 2011. To date, by agreement of the parties, the Company has not filed an answer to the Consolidated Amended Class Action Complaint.

        On March 16, 2012, counsel for the plaintiffs advised us that, in light of certain additional disclosures made by us in this proxy statement, the plaintiffs will not be seeking, at this time, to preliminarily enjoin the Merger.

Policyholder Lawsuits

Roger A. Brown v. W. Thacher Brown, et al.

        On November 16, 2011, the directors of Harleysville Mutual (but not the Company) received a letter from counsel representing Roger Brown ("Brown"), identified as a purported policyholder-member of Harleysville Mutual and the former General Counsel of both the Company and Harleysville Mutual. The letter alleged violation of fiduciary duties by the directors of Harleysville Mutual in connection with the Mergers. Prior to Brown's commencing a derivative action on behalf of Harleysville Mutual, the letter demanded that the directors of Harleysville Mutual either prosecute an action against themselves or take measures to correct their alleged breaches of fiduciary duties, including, but not limited to, terminating the Merger Agreement with Nationwide Mutual and Merger Sub.

        Before the directors of Harleysville Mutual had a proper opportunity to respond to Brown's November 16, 2011 letter, on December 5, 2011, the Company, Harleysville Mutual, the directors of Harleysville Mutual (all but two of whom, at the time, were also directors of the Company), Nationwide Mutual and Merger Sub were named as defendants in a putative class and derivative action complaint filed by Brown in the Court of Common Pleas of Montgomery County, Pennsylvania, captioned Roger A. Brown v. W. Thacher Brown, et al. That action, purportedly brought by Brown individually and on behalf of a class of policyholders of Harleysville Mutual and derivatively on behalf of Harleysville Mutual itself, alleged that the Mergers are unfair to Harleysville Mutual and its policyholders and that the Harleysville Mutual directors breached their fiduciary duties of loyalty, due care, good faith and candor, as a result of their conflicts of interest, when they authorized Harleysville Mutual to enter into the Merger Agreement. That action also alleges that the Company, along with Nationwide Mutual and Merger Sub, aided and abetted the breaches of fiduciary duties by the directors of Harleysville Mutual. The plaintiff sought injunctive and other equitable relief, including a request that the court enjoin the parties from consummating the Mergers, as well as damages, fees and costs.

        On December 16, 2011, counsel for Brown and Tignanelli (see below) filed a petition to transfer the Brown action from the Court of Common Pleas of Montgomery County, Pennsylvania to the Court of Common Pleas of Philadelphia County, Pennsylvania. The Company did not oppose that petition. On December 22, 2011, the Court of Common Pleas of Montgomery County granted the plaintiff's motion to transfer this case to the Court of Common Pleas of Philadelphia County, Pennsylvania.

OCL Corporation v. Michael L. Browne, et al.

        On November 22, 2011, Harleysville Mutual (but not the Company) and its directors (all but two of whom, at the time, were also directors of the Company), were named as defendants in a putative class and derivative action complaint in the Court of Common Pleas of Philadelphia County, Pennsylvania, captioned OCL Corporation v. Michael L. Browne, et al. That action, purportedly brought on behalf of a class of policyholder-members of Harleysville Mutual and derivatively on behalf of Harleysville Mutual itself, alleged that the Mergers are fundamentally unfair to the policyholder-members of Harleysville Mutual and that the directors of Harleysville Mutual breached their fiduciary duty of loyalty by causing Harleysville Mutual to enter into the Merger Agreement. The plaintiff sought a declaration that the Mergers are fundamentally unfair and that the directors of Harleysville Mutual breached their fiduciary duty of loyalty by approving the Parent Merger; an injunction against distributing the consideration received from the Merger and imposition of a constructive trust with respect thereto in favor of the policyholder-members of Harleysville Mutual; and damages, fees and costs. On November 22, 2011, the plaintiff also filed a motion for expedited discovery. On November 23, 2011, OCL's counsel sent a letter to Harleysville Mutual's board of directors demanding that Harleysville Mutual take suitable corrective measures or other action with respect to the allegedly wrongful acts described in the OCL complaint.

        On December 7, 2011, Harleysville Mutual filed preliminary objections seeking to dismiss the OCL complaint on a number of grounds, including that OCL lacked standing to sue because it was not a policyholder-member of Harleysville Mutual. That same day, Harleysville Mutual also filed an opposition to the motion for expedited discovery and a cross-motion for a stay based, in part, on the ground that Harleysville Mutual was in the process of establishing a Special Litigation Committee to review the OCL demand and to issue a report on whether OCL should be permitted to proceed with its litigation. A hearing was held by the Court on the motions on December 12, 2011. That same day, the Court entered an order (1) giving the parties until January 17, 2012 to take discovery limited to the issue of plaintiff's standing to maintain that action and permitting supplemental briefing on such issue, (2) requiring the Harleysville Mutual Special Litigation Committee to issue its report on or before January 17, 2012, and (3) denying without prejudice the plaintiff's request for expedited discovery. On December 27, 2011, OCL filed an amended complaint which added challenges to the fairness of the Mergers and the process utilized in effecting the Mergers based on the specifics of the preliminary proxy statement filed by the Company on December 23, 2011. Although not challenging the sufficiency of the disclosures themselves, these challenges included allegations regarding the financial interests of the directors of Harleysville Mutual and the indication of interest that was not pursued which would have included a cash dividend to policyholders of Harleysville Mutual.

A. Andrew Tignanelli v. W. Thacher Brown, et al.

        On December 1, 2011, the directors of Harleysville Mutual (but not the Company) received a letter from counsel representing Andrew Tignanelli ("Tignanelli"), identified as a policyholder of Harleysville Mutual. The letter alleged violation of fiduciary duties by the directors of Harleysville Mutual in connection with the Mergers. Prior to Tignanelli's commencing a derivative action on behalf of Harleysville Mutual, the letter demanded that the directors of Harleysville Mutual either prosecute an action against themselves or take measures to correct their alleged breaches of fiduciary duties, including, but not limited to, terminating the Merger Agreement with Nationwide Mutual and Merger Sub. Tignanelli's demand mirrored Brown's demand described above.

        On December 5, 2011, Harleysville Mutual notified counsel for Tignanelli by letter that the directors of Harleysville Mutual had passed a resolution on December 2, 2011 to expand Harleysville Mutual's board of directors, and to appoint three new directors to serve on a Special Litigation Committee to investigate the claims raised in Tignanelli's December 1, 2011 letter (as well as the claims asserted by OCL and Brown, who is represented by the same counsel as Tignanelli).

        On December 16, 2011, before the Harleysville Mutual Special Litigation Committee could be constituted, however, the Company, Harleysville Mutual, the directors of Harleysville Mutual (all but two of whom, at the time, were also directors of the Company), Nationwide Mutual and Merger Sub were named as defendants in a putative class and derivative action complaint filed by Tignanelli in the Court of Common Pleas of Philadelphia County, Pennsylvania, captioned A. Andrew Tignanelli v. W. Thacher Brown, et al. That action, purportedly brought by Tignanelli individually and on behalf of a class of policyholders of Harleysville Mutual and derivatively on behalf of Harleysville Mutual itself, alleged that the Mergers are unfair to Harleysville Mutual and its policyholders and that the Harleysville Mutual directors breached their fiduciary duties of loyalty, due care, good faith and candor by causing Harleysville Mutual to enter into the Merger Agreement. That action also alleged that the Company, along with Nationwide Mutual and Merger Sub, aided and abetted the breaches of fiduciary duties by the directors of Harleysville Mutual. The plaintiff sought injunctive and other equitable relief, including a request that the court enjoin the parties from consummating the Mergers, as well as damages, fees and costs. The plaintiff also sought a declaration that Harleysville Mutual's Special Litigation Committee is unable to fulfill its mandate or otherwise protect the interests of Harleysville Mutual.

        On December 16, 2011, counsel for Brown and Tignanelli filed a petition to transfer the Brown action from the Court of Common Pleas of Montgomery County, Pennsylvania to the Court of Common Pleas of Philadelphia County, Pennsylvania. The Company did not oppose that petition. On December 22, 2011, the Court of Common Pleas of Montgomery County granted the plaintiff's motion to transfer this case to the Court of Common Pleas of Philadelphia County, Pennsylvania.

        On January 5, 2012, pursuant to court approval, Tignanelli and Brown filed a single amended complaint in the Court of Common Pleas of Philadelphia County.

34 Butler Real Estate, L.L.C. v. Michael L. Browne, et al.

        On December 6, 2011, the Company, two of its directors, Barbara A. Austell ("Austell") and Mirian M. Graddick-Weir ("Graddick-Weir"), Harleysville Mutual, the directors of Harleysville Mutual (all but two of whom, at the time, were also directors of the Company), and Nationwide Mutual were named as defendants in a putative class action complaint filed in the Court of Common Pleas of Philadelphia County, Pennsylvania, captioned 34 Butler Real Estate, L.L.C. v. Michael L. Browne, et al. That action, purportedly brought on behalf of a class of policyholders of Harleysville Mutual, alleged that the Mergers are unfair to Harleysville Mutual's policyholders, that the Harleysville Mutual directors breached their fiduciary duties by causing Harleysville Mutual to enter into the Merger Agreement and that they will be unjustly enriched if the Mergers occur. The action also alleged that the Company, Austell, Graddick-Weir, Harleysville Mutual and Nationwide Mutual will be unjustly enriched by the Mergers. The action also alleged that Austell, Graddick-Weir and Nationwide Mutual aided and abetted the breaches of fiduciary duties by the directors of Harleysville Mutual. The plaintiff sought declaratory, injunctive and other equitable relief, including a request that the court enjoin the parties from consummating the Mergers, imposition of a constructive trust for the benefit of the plaintiff and the putative class and disgorgement, as well as damages, fees and costs.

        On December 7, 2011, the plaintiff submitted a letter demanding that Harleysville Mutual take action similar to that requested in the Brown, OCL and Tignanelli demand letters. On December 30, 2011, the plaintiff filed an amended complaint which included allegations based on the preliminary proxy statement filed by the Company on December 23, 2011, along the same general lines as contained in the amended OCL complaint described above. To date, the Company has not filed an answer to this complaint.

Nancy L. Goldstein v. Michael L. Browne, et al.

        On December 30, 2011, Harleysville Mutual (but not the Company) and certain of the directors of Harleysville Mutual were named as defendants in a putative class and derivative action complaint in the Court of Common Pleas of Philadelphia County, Pennsylvania, captioned Nancy L. Goldstein v. Michael L. Browne, et al. That action, purportedly brought on behalf of a class of policyholders of Harleysville Mutual, alleged essentially identical claims to those in the OCL complaint described above and Ms. Goldstein is represented by the same counsel representing OCL. On January 19, 2012, Ms. Goldstein submitted a letter demanding that Harleysville Mutual take action similar to that requested in the Brown, OCL, Tignanelli and 34 Butler Real Estate demand letters described above.

Robert F. Schroth v. Michael L. Browne, et al.

        On January 10, 2012, Harleysville Mutual (but not the Company) and certain of the directors of Harleysville Mutual were named as defendants in a putative class and derivative action complaint in the Court of Common Pleas of Philadelphia County, Pennsylvania, captioned Robert F. Schroth v. Michael L. Browne, et al. That action, purportedly brought on behalf of a class of policyholders of Harleysville Mutual, alleged essentially identical claims to those in the OCL and Goldstein complaints described above and Mr. Schroth is represented by the same counsel representing OCL and Ms. Goldstein

Consolidated Policyholder Lawsuits

        On December 15, 2011, 34 Butler Real Estate filed a motion to coordinate its lawsuit with the other cases pending before the Court of Common Pleas of Philadelphia County. On January 4, 2012, 34 Butler Real Estate and Tignanelli filed cross-responses to the pending motions to consolidate and coordinate in which each party confirmed the consensus between all parties to consolidate all of the policyholder lawsuits before the Court. On January 13, 2012, the Court held argument on the cross-motions and granted the motion to consolidate all six policyholder lawsuits pending before the Court.

        On January 20, 2012, pursuant to a Court Order, plaintiffs filed a Consolidated Class Action and Derivative Complaint (the "CCADC") on behalf of plaintiffs Tignanelli, 34 Butler Real Estate and Goldstein. Plaintiffs Brown, OCL and Schroth were not named, and therefore were dropped, as plaintiffs. The CCADC contains nine claims variously stated as being derivative and/or class in nature: (1) declaratory and injunctive relief contending that the Mergers are fundamentally unfair; (2) declaratory and injunctive relief contending that the draft proxy statement for the policyholders-members of Harleysville Mutual, which was filed by Harleysville Mutual with the Pennsylvania Insurance Department on December 23, 2011, is materially misleading; (3) declaratory relief contending that the Merger Agreement prevents the Special Litigation Committee formed by Harleysville Mutual's board of directors from performing its authorized function; (4) equitable relief contending that Harleysville Mutual has been effectively demutualized; (5) breach of duty by Harleysville Mutual's directors; (6) aiding and abetting by the Company's directors, Nationwide Mutual and Merger Sub of a breach of duty by Harleysville Mutual's directors; (7) unjust enrichment against Harleysville Mutual's directors, the two directors of the Company who are only directors of the Company, Harleysville Mutual, Nationwide Mutual and Merger Sub; (8) constructive trust against Harleysville Mutual, Nationwide Mutual and Merger Sub; and (9) declaratory and injunctive relief to enjoin enforcement of allegedly unlawful provisions of the Merger Agreement against Nationwide Mutual and the Company. On January 31, 2012, all defendants filed preliminary objections to the CCADC. The preliminary objections are pending.

Other Proceedings

        On January 26, 2012, plaintiffs filed a Motion for Expedited Discovery. On February 1, 2012, the Harleysville defendants filed an opposition and cross-motion to stay all discovery pending completion of the investigation and report of Harleysville Mutual's Special Litigation Committee. On February 2, 2012, the Nationwide defendants filed their own opposition and cross-motion to stay. On February 3, 2012, plaintiffs filed a reply in support of their motion. The Court of Common Pleas of Philadelphia County heard oral argument on the motions on February 6, 2012 and took the motions under advisement at that time. Counsel for Harleysville Mutual's Special Litigation Committee also confirmed at that hearing that the Special Litigation Committee expects to issue its findings on or before March 1, 2012.

        On December 20, 2011, Tignanelli filed a Motion for Declaratory Relief asserting that, under the terms of the Merger Agreement, Harleysville Mutual's board of directors and its Special Litigation Committee are compelled to support the Merger transactions and, thus, cannot independently or objectively evaluate the policyholder claims. On January 13, 2012, the defendants in the Tignanelli action filed responses opposing the Motion for Declaratory Relief. On January 30, 2012, the Court entered an Order dismissing without prejudice Tignanelli's Motion for Declaratory Relief. On February 8, 2012, the Court issued an Order scheduling a hearing on April 19-20, 2012 to address the Plaintiffs' Motion for Preliminary Injunction. Such Motion has not yet been filed as of the date of this proxy statement.

The Special Litigation Committee of Harleysville Mutual

        As described above, in response to the demands and complaints, Harleysville Mutual's board of directors established a Special Litigation Committee to investigate the claims set forth in the demands and complaints brought by purported policyholders of Harleysville Mutual and to determine the most appropriate actions for Harleysville Mutual to take in response to them. The Special Litigation Committee of Harleysville Mutual consists of three newly appointed independent directors. None of the members of the Special Litigation Committee own any stock of the Company. On February 8, 2012, the Court of Common Pleas of Philadelphia County issued an Order which granted the Special Litigation Committee's motion to extend the deadline for completion of its investigation and report from January 17, 2012 to March 1, 2012.

        On March 1, 2012, the Special Litigation Committee issued a report of its investigation, which concluded that: (1) the Harleysville Mutual directors had fulfilled their fiduciary obligations and had not breached their duties of care and loyalty in negotiating and entering into the Merger Agreement with Nationwide Mutual; (2) the Merger Agreement transaction is intrinsically fair and satisfies the standards of both fair process and fair result; (3) the derivative claims filed by the plaintiffs lack merit; (4) it is in the best interests of Harleysville Mutual that the plaintiffs' derivative claims be dismissed; (5) the Parent Merger is in the best interests of Harleysville Mutual, including its policyholders; and (6) substantial delay in the consummation of the Parent Merger would be damaging to Harleysville

Mutual and, therefore, the Parent Merger with Nationwide Mutual should proceed without further disruption. On the same day, the Special Litigation Committee filed a motion to dismiss the derivative claims contained in the CCADC. On March 12, 2012, Harleysville Mutual and the Harleysville Mutual defendants filed a motion to dismiss the claims against them contained in the CCADC. On March 13, 2012, the Company, Austell and Graddick-Weir filed a motion to dismiss the claims against them contained in the CCADC. The three motions to dismiss are pending.

THE MERGER AGREEMENT

        The following summary describes the material provisions of the Merger Agreement, and is qualified by reference to the complete text of the Merger Agreement, a copy of which is attached as Appendix A to this proxy statement. The provisions of the Merger Agreement are extensive and not easily summarized. Accordingly, this summary may not contain all of the information about the Merger Agreement that is important to you. The Merger Agreement is incorporated by reference in this proxy statement. We encourage you to read the Merger Agreement carefully for a more complete understanding of the terms of the Merger.

        Additional information about Nationwide Mutual, Merger Sub, Harleysville Mutual or the Company may be found elsewhere in this proxy statement and in the other public filings that the Company makes with the SEC. See the section entitled "Where You Can Find More Information" of this proxy statement.

        The Merger Agreement contains certain representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The statements embodied in those representations and warranties are subject, in some cases, to specified exceptions, qualifications, limitations, and supplemental information, including knowledge qualifiers and contractual standards of materiality, such as materiality qualifiers and the occurrence of a material adverse effect, that are different from those generally applicable under federal securities law, as well as detailed information set forth in a disclosure schedule provided by us in connection with signing the Merger Agreement. While we do not believe that the disclosure schedule contains non-public information that the securities laws require to be publicly disclosed, the disclosure schedule does contain detailed information that modifies, qualifies and creates exceptions to our representations and warranties set forth in the Merger Agreement. In addition, some representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between the Company, Harleysville Mutual, Nationwide Mutual and Merger Sub rather than to establish matters as facts. The Merger Agreement is described in this proxy statement, and included as Appendix A hereto, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company or the business. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were only made as of the date of the Merger Agreement or a prior, specified date, (ii) in some cases they are subject to knowledge, materiality and material adverse effect qualifiers, and (iii) they are modified in important part by detailed information included in the disclosure schedule. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Structure of the Mergers

        Under the Merger Agreement, Harleysville Mutual will merge with and into Nationwide Mutual, with Nationwide Mutual continuing as the surviving entity, which merger is referenced in this proxy statement as the "Parent Merger." Immediately thereafter, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly owned subsidiary of Nationwide Mutual, which merger is referenced in this proxy statement as the "Merger."

 Effect of the Merger

        At the effective time of the Merger, the Certificate of Incorporation and the By-Laws of Merger Sub, as in effect immediately prior to the effective time of the Merger, shall be the Certificate of Incorporation and the By-Laws of the surviving corporation until thereafter amended as provided therein or by applicable law. The effective time of the Merger is sometimes referred to in this proxy statement as the effective time.

        The officers of the Company immediately prior to the effective time of the Merger will remain as officers of the Company after the effective time of the Merger. The directors of Merger Sub immediately prior to the effective time of the Merger will be the directors of the Company after the effective time of the Merger.

Closing of the Mergers

        The closing of the Mergers will take place on the first day of the month following the month in which satisfaction or waiver of the conditions to closing set forth in the Merger Agreement occurs (other than those conditions that by their terms are to be satisfied at closing, but subject to the satisfaction or waiver of those conditions at such time) or any other date that is mutually agreed upon by the parties thereto. On or before the closing date of the Parent Merger, Harleysville Mutual and Nationwide Mutual will file (i) articles of merger with the Secretary of State of the Commonwealth of Pennsylvania and (ii) a certificate of merger with the Secretary of State of the State of Ohio. The Parent Merger will become effective at 12:01 a.m. on the closing date. On or before the closing date of the Merger, the Company and Merger Sub will file a certificate of merger with the Secretary of State of the State of Delaware. The Merger will become effective at 12:02 a.m. on the closing date. Subject to the receipt of all necessary regulatory approvals, we currently anticipate the closing of the Mergers will occur during the first half of 2012.

Merger Consideration and Conversion of the Shares of the Company's Common Stock

        At the effective time of the Merger, each issued and outstanding share of the Company's common stock immediately prior to the effective time (other than (1) shares owned by the Company and its subsidiaries, (2) shares owned by Harleysville Mutual and its subsidiaries, which will be owned by Nationwide Mutual (as the surviving corporation of the Parent Merger), and (3) shares for which appraisal rights have been properly exercised under Delaware law) will be converted into the right to receive $60.00 in cash, without interest and less any applicable withholding taxes.

Treatment of Company Equity Awards

        At the effective time of the Merger, the awards discussed below will be converted into the right to receive cash in the manner and amounts described. In each case, applicable taxes will be withheld from the total payment.

Options

        Outstanding stock options, warrants, or similar rights will become vested in full as of the effective time of the Merger and will be cancelled and each holder of a cancelled option, warrant or similar right (including any related stock appreciation right) will be entitled to receive a cash payment equal to the positive difference between $60.00 and the exercise price of such option, multiplied by the number of shares subject to such option, warrant or stock appreciation right (subject to reduction to satisfy applicable withholding tax obligations).

Restricted Shares

        Restricted stock, restricted stock unit, performance stock unit, and deferred stock unit awards, and each other similar rights, if any, outstanding immediately prior to the effective time of the Merger, to the extent then unvested, will immediately vest and become non-forfeitable and each such restricted stock, restricted stock unit award, performance stock unit award, and deferred stock unit award will be cancelled and converted into the right to receive a cash payment, without interest, of $60.00 per share (less any required withholding taxes). For the performance stock unit awards for which the performance period is not completed, the awards will vest at the level of corporate performance identified by the Company's Compensation and Personnel Development Committee as "target" (generally payout at 100% of the established number of shares). Performance-based awards can payout at percentages ranging from 0% to 200%.

Treatment of the Company's Amended and Restated Employee Stock Purchase Plan

        No new offering period has been commenced under our Amended and Restated Employee Stock Purchase Plan since September 28, 2011 (the date that the Merger Agreement came into effect) and, so long as the Merger Agreement remains in effect, no such new offering period will commence. In accordance with the Merger Agreement, the then-current offering period under such plan ended on January 14, 2012 (the "ESPP Termination Time"). Any amounts credited to a participant's account at the ESPP Termination Time were used in accordance with the plan to purchase shares of our common stock for participants at the discounts provided for under the plan. Such shares are issued and outstanding and entitled to receive the Merger consideration of $60.00 per share (less any amounts necessary to meet applicable tax withholding obligations).

Treatment of the Company's Agency Stock Purchase Plan

        No new offering period has been commenced under our Agency Stock Purchase Plan since September 28, 2011 and, so long as the Merger Agreement remains in effect, no such new offering period will commence. In accordance with the Merger Agreement, the then-current offering period under such plan ended on January 14, 2012 (the "ASPP Termination Time"). Any amounts credited to an insurance agent or agency participant's account at the ASPP Termination Time were used in accordance with the plan to purchase shares of our common stock for the insurance agent or agency participants at the discounts provided for under the plan. Such shares are issued and outstanding and entitled to receive the Merger consideration of $60.00 per share (less any amounts necessary to meet applicable tax withholding obligations).

Exchange of Share Certificates

        Prior to the closing of the Merger, Merger Sub will engage an exchange agent to handle the exchange of the Company share certificates for cash. Promptly following the effective time of the Merger, the exchange agent will send a letter of transmittal and instructions to each former Company stockholder explaining the procedure for surrendering Company share certificates for the applicable cash payment.

        Stockholders should not return their stock certificates with the enclosed proxy card, and they should not forward their stock certificates to the exchange agent without a letter of transmittal.

        After the effective time of the Merger, each certificate that previously represented shares of the Company's common stock will represent the right to receive payment in the amount that the holder is entitled to receive pursuant to the Merger Agreement, without interest and less any required withholdings under tax or other applicable laws. After the effective time of the Merger, there will be no further registration of transfers of the Company's shares of common stock.

        No consideration will be paid to stockholders until the holder's stock certificates are surrendered to the exchange agent, together with a duly completed and validly executed letter of transmittal and any other documents as the exchange agent may reasonably require. No interest will be paid or will accrue on the cash payable upon surrender of any stock certificate. The consideration may be paid to a person other than the person in whose name the corresponding certificate is registered if the certificate is properly endorsed or is otherwise in the proper form for transfer and is accompanied by reasonable evidence that any applicable stock transfer taxes have been paid, are not applicable or will be paid by such transferee. Stockholders no longer in possession of their stock certificates because they have been lost, stolen or destroyed may, in exchange for the Merger consideration, deliver an affidavit and, if required, place a bond against potential claims with respect to the missing certificates in such reasonable amount as the Company, as the surviving corporation in the Merger, may direct.

        None of Nationwide Mutual, Harleysville Mutual, the Company, Merger Sub or the exchange agent will be liable to any stockholder for any amounts delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws. All funds held by the exchange agent for payment to stockholders that are not disbursed 180 days after the effective time of the Merger will be delivered to the Company, as the surviving corporation in the Merger. Thereafter, each holder of a certificate formerly representing shares of the Company's common stock entitled to the Merger consideration who has not received the Merger consideration must look only to the Company, as the surviving corporation in the Merger, for payment of the Merger consideration that may be payable upon due surrender of the certificates held by them, without interest and less any applicable withholding taxes. Any Merger consideration remaining unclaimed five years after the effective time of the Merger shall, to the extent permitted by applicable law, become the property of the Company, as the surviving corporation in the Merger, free and clear of any claims or interest of any person previously entitled thereto.

Representations and Warranties

        As mentioned above, the Merger Agreement contains certain representations and warranties made by us, Harleysville Mutual, Nationwide Mutual, and Merger Sub.

        The representations and warranties made by the Company in the Merger Agreement relate to the following:

  •
  due organization, valid existence, good standing, qualification and corporate power and authority, organizational documents, minute books and authorizations, equity security interests, investments, and domicile of the Company;

  •
  due organization, valid existence, good standing, qualification and corporate power and authority, organizational documents, minute books and authorizations, equity security interests, investments, and insurance licenses and authorizations of the Company's subsidiaries;

  •
  capitalization and outstanding equity-based awards of the Company and its subsidiaries;

  •
  corporate authority to enter into and perform the Merger Agreement, enforceability of the Merger Agreement, approval of the Merger Agreement by the Company's board of directors, and the vote required for stockholder approval of the Merger;

  •
  receipt by the Company's board of directors of the fairness opinion from KBW and advice of Credit Suisse;

  •
  absence of breaches or violations of, or default under, organizational documents, material contracts, permits or applicable law of or relating to the Company or any of its subsidiaries in connection with the execution, delivery and performance of the Merger Agreement by the Company and the consummation by the Company of the transactions contemplated thereby;

  •
  required governmental filings and consents with respect to the Company or any of its subsidiaries;

  •
  required third-party consents other than governmental filings and consents with respect to the Company or any of its subsidiaries;

  •
  financial statements of the Company and its subsidiaries;

  •
  aggregate actuarial reserves and other actuarial amounts held in respect of liabilities with respect to insurance contracts of the Company's subsidiaries;

  •
  absence of certain changes or events and conduct of business of the Company or its subsidiaries since December 31, 2010;

  •
  absence of undisclosed material liabilities of the Company or its subsidiaries;

  •
  absence of material litigation pending or threatened against the Company or its subsidiaries;

  •
  compliance of the Company and its subsidiaries with applicable laws, including data security and privacy laws;

  •
  title to personal property owned by the Company and its subsidiaries, leases and subleases for personal property, and ownership of or rights to use its or their intellectual property;

  •
  title to real property owned by the Company and its subsidiaries and leases and subleases for real property;

  •
  environmental laws and regulations or claims relating to the Company or its subsidiaries;

  •
  material contracts to which the Company or any of its subsidiaries is a party;

  •
  conduct of insurance operations through, and insurance licenses and authorizations of, the Company's subsidiaries;

  •
  conduct of and matters related to insurance agents and producers of the Company's subsidiaries and reinsurance matters;

  •
  material claims and assessments and reserves of the Company and its subsidiaries;

  •
  termination, or substantial reduction with any of the Company's subsidiaries, by certain persons writing, selling, or producing insurance business;

  •
  insurance of the business and properties of the Company and its subsidiaries;

  •
  tax matters, including payment of taxes and filing of tax returns by the Company and its subsidiaries;

  •
  employee benefit plan matters of the Company and its subsidiaries;

  •
  labor and employment matters of the Company and its subsidiaries;

  •
  intellectual property rights of the Company and its subsidiaries;

  •
  ratings of the Company and its subsidiaries by A.M. Best Company, Standard & Poor's, and Moody's Investor Services, Inc.;

  •
  inapplicability to the Company and its subsidiaries of the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended;

  •
  fees due to brokers, investment bankers, and financial advisors in connection with the Merger;

  •
  accuracy of information contained in filings with the SEC, internal accounting controls, disclosure controls and procedures, and compliance with SEC regulations and NASDAQ rules and regulations;

  •
  absence of indemnifiable claims by directors or officers of the Company and its subsidiaries;

  •
  inapplicability to the Merger of anti-takeover laws;

  •
  risk-based capital reports;

  •
  derivative transactions and structured products of the Company or any of its subsidiaries; and

  •
  absence of other express or implied representations and warranties of the Company or any of its subsidiaries.

        The corresponding representations and warranties made by Harleysville Mutual (and, as applicable, Harleysville Mutual's subsidiaries but specifically excluding the Company and the Company's subsidiaries) in the Merger Agreement relate to the following:

  •
  due organization, valid existence, good standing, qualification and corporate power and authority, organizational documents, minute books and authorizations, licenses and permits and authorizations to conduct its business, equity security interests, investments, and domicile of Harleysville Mutual;

  •
  due organization, valid existence, good standing, qualification and corporate power and authority, ownership and capitalization, organizational documents and minute books, equity security interests, investments, insurance licenses and authorizations, and domicile of Harleysville Mutual's subsidiaries;

  •
  capitalization and outstanding equity-based awards of Harleysville Mutual's subsidiaries;

  •
  corporate authority to enter into and perform the Merger Agreement, enforceability of the Merger Agreement, approval of the Merger Agreement by Harleysville Mutual's board of directors, and the vote required for member approval of the Parent Merger;

  •
  receipt by Harleysville Mutual's board of directors of the fairness opinion from Griffin and advice of Credit Suisse;

  •
  absence of breaches or violations of, or default under, organizational documents, material contracts, permits or applicable law of or relating to Harleysville Mutual or its subsidiaries in connection with the execution, delivery and performance of the Merger Agreement by Harleysville Mutual and the consummation by Harleysville Mutual of the transactions contemplated thereby;

  •
  required governmental filings and consents with respect to Harleysville Mutual or its subsidiaries;

  •
  required third-party consents other than governmental filings and consents with respect to Harleysville Mutual or its subsidiaries;

  •
  statutory accounting practices statements of Harleysville Mutual, its subsidiaries, and the Company's subsidiaries filed with insurance regulators;

  •
  aggregate actuarial reserves and other actuarial amounts held in respect of liabilities with respect to insurance contracts of Harleysville Mutual and its subsidiaries;

  •
  absence of certain changes or events and conduct of business of Harleysville Mutual and its subsidiaries since December 31, 2010;

  •
  absence of undisclosed material liabilities of Harleysville Mutual and its subsidiaries;

  •
  absence of material litigation pending or threatened against Harleysville Mutual or any of its subsidiaries;

  •
  compliance by Harleysville Mutual and its subsidiaries with applicable laws, including data security and privacy;

  •
  title to personal property owned by Harleysville Mutual and its subsidiaries, leases and subleases for personal property, and ownership of or rights to use its or their intellectual property;

  •
  title to real property owned by Harleysville Mutual and its subsidiaries and leases and subleases for real property;

  •
  environmental laws and regulations or claims relating to Harleysville Mutual or its subsidiaries;

  •
  material contracts to which Harleysville Mutual or any of its subsidiaries is a party;

  •
  conduct of insurance operations through, and insurance licenses and authorizations of, Harleysville Mutual and its subsidiaries;

  •
  conduct of and matters related to insurance agents and producers of Harleysville Mutual and its subsidiaries, and reinsurance matters;

  •
  material claims and assessments and reserves of Harleysville Mutual and its subsidiaries;

  •
  tax matters, including payment of taxes and filing of tax returns by Harleysville Mutual and its subsidiaries;

  •
  absence of employee benefit plans;

  •
  labor and employment matters of Harleysville Mutual and its subsidiaries;

  •
  intellectual property rights of Harleysville Mutual and its subsidiaries;

  •
  ratings of Harleysville Mutual and its subsidiaries by A.M. Best Company, Standard & Poor's, and Moody's Investor Services, Inc.;

  •
  inapplicability to Harleysville Mutual and its subsidiaries of the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended;

  •
  fees due to brokers, investment bankers, and financial advisors in connection with the Parent Merger;

  •
  absence of indemnifiable claims by directors or officers of Harleysville Mutual and its subsidiaries;

  •
  risk-based capital reports of Harleysville Mutual and its subsidiaries;

  •
  derivative transactions and structured products of Harleysville Mutual and its subsidiaries; and

  •
  absence of other express or implied representations and warranties of Harleysville Mutual and its subsidiaries.

        The representations and warranties of Nationwide Mutual and Merger Sub are more limited and relate to, among other things:

  •
  due organization, valid existence, good standing, qualification and corporate power and authority, organizational documents, licenses and permits of Nationwide Mutual and Merger Sub to conduct business;

  •
  corporate power authority of Nationwide Mutual and Merger Sub to enter into and perform the Merger Agreement, enforceability of the Merger Agreement and approval of the Merger Agreement by Nationwide Mutual's and Merger Sub's boards of directors;

  •
  receipt by Nationwide Mutual's board of directors of the fairness opinion from BofA Merrill Lynch;

  •
  absence of breaches or violations of, or default under, organizational documents, material contracts, permits or applicable law of or relating to Nationwide Mutual or Merger Sub in connection with the execution, delivery and performance of the Merger Agreement by Nationwide Mutual and Merger Sub and the consummation by Nationwide Mutual and Merger Sub of the transactions contemplated thereby;

  •
  required governmental filings or consents with respect to Nationwide Mutual or Merger Sub;

  •
  required third-party consents other than governmental filings and consents with respect to Nationwide Mutual or Merger Sub;

  •
  statutory accounting practices statements of Nationwide Mutual filed with insurance regulators;

  •
  absence of certain changes or events and conduct of business of Nationwide Mutual since December 31, 2010;

  •
  absence of undisclosed material liabilities of Nationwide Mutual;

  •
  absence of material litigation pending or threatened against Nationwide Mutual or Merger Sub;

  •
  compliance with applicable laws;

  •
  conduct of and matters related to insurance agents and producers of Nationwide Mutual;

  •
  capitalization and ownership of Nationwide Mutual's subsidiaries, including Merger Sub;

  •
  aggregate actuarial reserves and other actuarial amounts held in respect of liabilities with respect to insurance contracts of Nationwide Mutual and its subsidiaries;

  •
  tax matters, including payment of taxes and filing of tax returns by Nationwide Mutual and its subsidiaries;

  •
  ratings of Nationwide Mutual or its subsidiaries by A.M. Best Company, Standard & Poor's, and Moody's Investor Services, Inc.;

  •
  employee benefit plan matters of Nationwide Mutual;

  •
  fees due to brokers, investment bankers, and financial advisors by Nationwide Mutual or its subsidiaries in connection with the Mergers;

  •
  claims and benefits asserted under a Nationwide Mutual insurance contract;

  •
  Merger Sub's formation for purposes of the transactions, and its lack of prior activities;

  •
  availability of funds of Nationwide Mutual and its subsidiaries to make all required payments in connection with the Merger; and

  •
  acknowledgement of absence of other representations and warranties by the Company or Harleysville Mutual.

        Certain of the representations and warranties of us, Harleysville Mutual, Nationwide Mutual, and Merger Sub are qualified as to "materiality" or "Material Adverse Effect." For purposes of the Merger Agreement, "Material Adverse Effect" means any event, occurrence, fact, condition, change, circumstance, development, or effect of any character that (a) is or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person or (b) would prevent or materially impair or delay the ability of such person to consummate the transactions or otherwise prevent the person from performing its obligations under the Merger Agreement or the Voting Agreement, except to the extent that such event, occurrence, fact, condition, change, circumstance, development, or effect results from: (1) general economic or political conditions or changes therein; (2) changes in, or events affecting, the industries in which such person operates; (3) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of war, or the occurrence of acts of terrorism, except in the event, and only to the extent, of any damage or destruction to or loss of such person's, or its subsidiaries', physical properties; (4) any change in generally accepted accounting principals ("GAAP"), or in the interpretation thereof, as imposed upon such person, its subsidiaries, or its respective businesses or any change in law, or in the interpretation thereof; (5) any event, occurrence, fact, condition, change, development, or effect resulting from compliance by such person, or its subsidiaries with the terms of the Merger Agreement and the Voting Agreement; or (6) earthquakes, hurricanes or other natural disasters; provided, that in the cases of clauses (1) through (3) and (6), any such event, occurrence, fact, condition, change, circumstance, development, or effect which disproportionately adversely affects (i) such person or its subsidiaries relative to other participants in the industries in which such person or its subsidiaries operate shall not be excluded from the determination of whether there has been a Material Adverse Effect or (ii) the ability of such person or its subsidiaries to timely consummate the transactions contemplated by the Merger Agreement, including the Mergers, and provided, further, that the exceptions in clauses (1) through (5) shall apply only to the extent such event, occurrence, fact, condition, change, circumstance, development, or effect does not relate only to (or have the effect of relating only to) the Company or Harleysville Mutual or their respective subsidiaries. The person claiming the exceptions in clauses (1) through (6) shall bear the burden of proof that any such event, occurrence, fact, condition, change, circumstance, development, or effect was caused by any of clauses (1) through (6). Notwithstanding the foregoing, any proceeding(s) by a third party other than a governmental entity related to the transactions contemplated by the Merger Agreement, including the Mergers, shall not constitute a Material Adverse Effect.

Covenants Relating to Conduct of Business

        We and Harleysville Mutual have agreed to covenants in the Merger Agreement that affect the conduct of our business between the date the Merger Agreement was signed and the effective time of the Merger. Prior to the effective time of the Merger, absent the written consent of Nationwide Mutual (which consent will not be unreasonably withheld, conditioned or delayed) and subject to specified exceptions, we, Harleysville Mutual, and each of our and Harleysville Mutual's subsidiaries are required to do the following:

  •
  use reasonable efforts to conduct our business in the ordinary course and in substantially the same manner as conducted since December 31, 2010, and to preserve (i) our present business organization, (ii) the services of executive officers, key employees, and consultants, and (iii) our regular services to, and maintain our relationships with, policyholders, insurers, producers, agents, sales and distribution organizations, underwriters, investment customers, suppliers and all others having business dealings with us;

  •
  notify and provide Nationwide Mutual with information in reasonable detail regarding any material transactions (excluding investment transactions in the ordinary course of business consistent with past practice, but including transactions involving the securitization of our assets or the assets of Harleysville Mutual or our or Harleysville Mutual's subsidiaries, and transactions involving derivative securities), whether involving a purchase or sale, that it or any subsidiary is considering;

  •
  furnish to Nationwide Mutual a monthly report, in detail reasonably acceptable to Nationwide Mutual, of all of certain transactions involving our, Harleysville Mutual's, or our or its subsidiaries' assets or investment assets or other changes (other than changes in market values or changes made in the ordinary course of business, such as interest payments, maturities, etc.)

    affecting investment assets of us or Harleysville Mutual or any of our or its subsidiaries that took place since the last such report;

  •
  maintain uninterrupted its existing insurance coverage of all types in effect or procure substantially similar substitute insurance policies with financially sound and reputable insurance companies in at least such amounts and against such risks as are currently covered by such policies if such coverage is available; and

  •
  deliver to Nationwide Mutual as promptly as practicable after preparation thereof, unaudited or audited, as the case may be, (i) statutory accounting practices statements filed by or on behalf of us or Harleysville Mutual after the date of the Merger Agreement and copies of material correspondence relating to any such statutory accounting practices statement; (ii) financial statements prepared by or on behalf of us and Harleysville Mutual after the date of the Merger Agreement in accordance with GAAP; and (iii) any financial statements, reports, plans or budgets prepared for or used by the management of the Company or Harleysville Mutual in the conduct, management or operation of the business of the Company or Harleysville Mutual and any of their respective subsidiaries.

        In addition, absent the written consent of Nationwide Mutual (which consent will not be unreasonably withheld, conditioned or delayed) and subject to specified exceptions, we and Harleysville Mutual will not, and will not permit any of our or Harleysville Mutual's subsidiaries to (or agree to):

  •
  declare or pay any dividend to policyholders;

  •
  make or propose to make any change in our dividend practices or policies or in underwriting, pricing, claims, risk retention, investment, reinsurance practices, or policies in any material respect;

  •
  make any material change in accounting methods or practices, including any change with respect to establishment of reserves for unearned premiums, losses (including incurred but not reported losses), and loss adjustment expenses, or any change in depreciation or amortization policies or rates, except as required by law, GAAP, or statutory accounting practices;

  •
  amend our or its articles of incorporation or bylaws (unless contemplated by the Merger Agreement), or modify any contract with respect thereto;

  •
  incur any individual liability or series of related liabilities in excess of $1,000,000 other than in the ordinary course of business consistent with past practice, or modify any contract with respect thereto;

  •
  incur any indebtedness for money borrowed, in excess of $5,000,000 in the aggregate for any such indebtedness having a maturity of 90 days or less, or $10,000,000 in the aggregate for any such indebtedness having a maturity of more than 90 days, or modify any contract with respect thereto;

  •
  agree to any merger, consolidation, affiliation, demutualization, acquisition, redomestication, sale of all or a substantial portion of our or its assets, bulk or assumption reinsurance arrangement, or other similar reorganization, arrangement, or business combination, or modify any contract with respect thereto;

  •
  enter into any material partnership, joint venture, or profit sharing contract, or modify any contract with respect thereto;

  •
  enter into any contract limiting the ability of us or Harleysville Mutual or our respective subsidiaries to engage in any business, to compete with any person, to do business with any person or in any location or to employ any person, or limiting the ability of any person to compete with us, Harleysville Mutual or our respective subsidiaries, or modify any contract with respect thereto;

  •
  enter into any contract relating to the direct or indirect guarantee of any obligation of any person in respect of indebtedness for borrowed money or other financial obligation of any person other than in the ordinary course of business consistent with past practice, or modify any contract with respect thereto;

  •
  enter into any contract that could materially and adversely affect the consummation of the transactions contemplated under the Merger Agreement, including the Mergers, or modify any contract with respect thereto;

  •
  violate any of our covenants under the Merger Agreement or the Voting Agreement, or modify any contract with respect thereto;

  •
  issue, sell, agree, or commit to issue, any shares of or interests in, or rights of any kind to acquire any shares of or interests in, or to receive any payment based on the value of, the capital stock of or other equity interests in or any securities convertible into shares of any capital stock of or other equity interests, unless such issuance is pursuant to: (i) an equity incentive plan already in effect as of the date of the Merger Agreement, and (ii) an award already made as of the date of the Merger Agreement;

  •
  adopt or implement, or commit to adopt or implement, or materially amend, any of our benefit plans (other than amendments to our broad-based benefit plans that apply to all participants in such plan), collective bargaining, compensation, employment, consulting, pension, profit sharing, bonus, incentive, group insurance, termination, retirement, or other employee benefit contract, plan, or policy;

  •
  enter into or materially amend any severance contract;

  •
  increase in any manner the compensation of, or enter into any contract relating to the borrowing of money by, our or its directors, officers, or other employees who have an annual base salary of $100,000 or more;

  •
  increase by more than 1% the aggregate number of our or its employees (excluding employees who are officers) plus open positions from that as of September 30, 2011;

  •
  other than as required by any applicable benefit plan, pay or agree to pay any pension, retirement allowance, or other employee benefit;

  •
  voluntarily recognize, or involuntarily become subject to, any labor organization or any other person as a collective bargaining representative of one or more bargaining units;

  •
  other than obligations that arise by operation of law or under our or Harleysville Mutual's bylaws as they exist on the date of the Merger Agreement, or as contemplated by the Merger Agreement, enter into, adopt or increase any indemnification or hold harmless arrangements with any of our or its directors, officers, or other employees or agents of the Company or Harleysville Mutual, any of our or its subsidiaries, or any other person;

  •
  other than as contemplated by the budget for 2011 and 2012 for us and Harleysville Mutual, make any capital expenditures or expenditures or commitments for expenditures for the purchase or lease of any products or services or group of products or services (other than with respect to investment assets) which, in one or a series of related transactions, exceed $250,000, or which, in the aggregate for either us or Harleysville Mutual and their respective subsidiaries taken as a whole exceed $250,000, except for expenditures relating to the Merger Agreement and the consummation of the transactions contemplated thereby, and expenditures required to be made pursuant to existing contracts to which either of us or Harleysville Mutual or any their respective subsidiaries is a party;

  •
  other than in the ordinary course of business consistent with past practice or in connection with the redemption of outstanding guaranteed investment contracts in the exercise of reasonable judgment of either of us or Harleysville Mutual, waive any rights with a value in excess of $250,000 or any other rights which are material to any contract or make any payment, direct or indirect, of any liability in excess of $250,000 before the same comes due in accordance with its terms, in each case, including any provision of any insurance contract to permit a cash-out thereof;

  •
  sell, lease, mortgage, encumber, or otherwise grant any interest in or dispose of any of our assets other than the sale of investment assets in the ordinary course of business consistent with existing investment strategies which, individually or in the aggregate, are material to the financial condition of either us or Harleysville Mutual or our respective subsidiaries, taken as a whole, and, in addition, in the case of liens, for permitted liens and liens not individually in excess of $250,000 and not aggregating in excess of $1,000,000;

  •
  increase the percentage of investment assets consisting of equity interests;

  •
  restructure, amend, modify, or otherwise affect any investment asset or any contract relating thereto which is material to the financial condition of us, Harleysville Mutual or our or its respective subsidiaries, taken as a whole;

  •
  other than pursuant to the operation of separate accounts involved in real estate in the ordinary course of business, consistent with existing strategies, make any equity real estate investments (other than through restructuring or foreclosure or pursuant to commitments existing at the date of the Merger Agreement or to protect the value of existing investments in the exercise of reasonable business judgment), and take any action, other than in the exercise of reasonable business judgment and following discussion with Nationwide Mutual, which results, individually or in the aggregate, in (i) the realization of any gross capital loss or losses in an amount of $10,000,000 or more, or (ii) an adverse impact on the surplus of us, Harleysville Mutual or our or its respective subsidiaries in an amount of $10,000,000 or more;

  •
  other than in the ordinary course of business consistent with past practice, enter into any material contract or amend or waive any material provision of any material contract which would involve the payment by us, Harleysville Mutual or any of our or its respective subsidiaries of $250,000 or more;

  •
  other than in the ordinary course of business consistent with past practice, settle or compromise any claim in any proceeding which could result in an expenditure for us, Harleysville Mutual and our and its respective subsidiaries in excess of $500,000;

  •
  purchase or otherwise acquire, except pursuant to a contract in effect on the date of the Merger Agreement, (i) any controlling equity interest in any person (other than investment assets, subject to certain restrictions), (ii) any non-publicly traded securities in excess of $250,000 per transaction or $1,000,000 per issuer or credit, (iii) any investments in fixed income securities rated in National Association of Insurance Commissioner Class 4, 5, or 6, non-publicly traded equity securities or assets required to be shown on Schedule BA of a person's annual statement in excess of $50,000 per transaction or $100,000 per issuer or credit, (iv) any real property or mortgage investments except in the ordinary course of business with respect to managing the existing portfolio of real property and mortgage investments, including foreclosing purchase money mortgages, extensions, and refinancing, or (v) any shares or debt securities of ours or any other interest in the Company convertible into or exchangeable or exercisable for any equity or similar interest in the Company, directly or indirectly;

  •
  assume any liability or obligation with respect to, enter into any new, or materially amend any existing assumed reinsurance contracts or arrangements provided, however, that the Company and Harleysville Mutual shall be permitted to amend any such assumed reinsurance contract if such amendment reduces the obligations or liability of us or Harleysville Mutual;

  •
  assume any liability or obligation with respect to, enter into any new, or materially amend or terminate any existing ceded reinsurance contracts other than in the ordinary course of business;

  •
  take any actions that would be reasonably likely to adversely affect the status of the Parent Merger as a reorganization under Section 368 of the Code;

  •
  make or rescind any material express or deemed election relating to taxes;

  •
  make a request for a tax ruling or enter into a closing agreement, settlement or compromise with respect to any material tax matter;

  •
  with respect to any material tax matter, change any of our or its methods of reporting income or deductions for federal or state income tax purposes from those employed in the preparation of its federal or state income tax returns for the taxable year ending December 31, 2010, except as may be required by law;

  •
  declare, set aside, or pay any dividends or distributions (whether in cash, stock, or property) in respect of our or its capital stock or redeem, purchase, or otherwise acquire any such capital stock;

  •
  settle any pending or threatened proceeding in an amount exceeding $250,000, other than settlement of any pending or threatened proceeding with respect to claims arising under insurance contracts underwritten, ceded, or assumed by any subsidiary of Harleysville Mutual or any subsidiary of ours;

  •
  other than with respect to Nationwide Mutual, Merger Sub, the Mergers and the Voting Agreement, waive application of Section 203 (Business Combinations with Interested Stockholders) of the Delaware General Corporation Law with respect to any person or transaction;

  •
  other than in the ordinary course of business consistent with past practice, with respect to any insurance contract, reduce rates, fail to implement actuarially based rate increases, extend existing policy terms, accelerate renewals, or take any other action similar to the foregoing;

  •
  enter into any new, or materially amend or terminate any existing, contract with respect to the lease of real property; and

  •
  agree, in writing or otherwise, to take any of the actions prohibited by the foregoing.

Regulatory Approvals

        The Merger Agreement provides that Nationwide Mutual, Merger Sub, Harleysville Mutual, and the Company will use reasonable best efforts to take all actions and do all things advisable, proper or necessary under the Merger Agreement to consummate the Mergers and the other transactions contemplated by the Merger Agreement as promptly as practicable. Without limitation, this includes taking the appropriate actions to obtain the required approvals under the HSR Act and to obtain approvals from and give notices to applicable state insurance departments and other governmental entities. In addition, Nationwide Mutual, Merger Sub, Harleysville Mutual, and the Company are each required to cooperate with the other in obtaining, and to use reasonable best efforts to secure, regulatory approvals. More information on the required regulatory approvals and notices is available in the section entitled "The Merger—Governmental and Regulatory Approvals" on page 56 of this proxy statement.

No Solicitations by the Company

        Under the terms of the Merger Agreement, subject to certain exceptions described below, the Company and Harleysville Mutual have agreed that they and their subsidiaries will not, and will not permit their or their subsidiaries' respective directors, officers, employees, and representatives to directly or indirectly:

  •
  solicit, initiate, or knowingly facilitate, induce, or encourage any inquiries or the making of any proposal or offer that constitutes an Alternative Transaction Proposal (as defined in the Merger Agreement and as described below); or

  •
  enter into, continue, or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or cooperate in any way that would lead to, any Alternative Transaction Proposal.

        In addition, the Company and Harleysville Mutual have agreed that they will and will cause their subsidiaries and their or their subsidiaries' respective directors, officers, employees, and representatives to immediately cease and cause to be terminated any and all existing activities, discussions, or negotiations with any person conducted with respect to any Alternative Transaction Proposal and will not authorize or permit any of their respective representatives to engage in any activities, discussions, or negotiations with any person with respect to any Alternative Transaction Proposal.

        Under the Merger Agreement, an "Alternative Transaction Proposal" is any offer, inquiry, proposal or indication of interest (other than an offer, inquiry, proposal or indication of interest by Nationwide Mutual or an affiliate of Nationwide Mutual) with respect to:

  •
  any merger, consolidation, share exchange, business combination, affiliation, reorganization, demutualization, conversion recapitalization, liquidation, dissolution or other similar transaction involving Harleysville Mutual, the Company or any of their respective subsidiaries;

  •
  any direct or indirect acquisition or purchase, by any person or group of persons, in a single transaction or a series of related transactions, including by means of the acquisition of capital stock of any subsidiary of Harleysville Mutual, the Company or any subsidiary of the Company, of assets that constitute 20% or more of the fair market value of the assets of Harleysville Mutual, the Company and their subsidiaries, taken as a whole;

  •
  any direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of 20% or more of any class of equity securities of the Company; or

  •
  any other transaction having a similar effect to those described above, in each case, other than the transactions contemplated by the Merger Agreement, including the Mergers.

        In addition to other obligations, within one business day of receipt of any Alternative Transaction Proposal or any proposal that could reasonably be expected to lead to an Alternative Transaction Proposal, the Company and Harleysville Mutual must provide written notice to Nationwide Mutual of the material terms and conditions of such proposal, including the identity of the party making the proposal and any documents evidencing the proposal. Additionally, the Company and Harleysville Mutual are required to keep Nationwide Mutual fully informed of the current status of any such Alternative Transaction Proposal.

        A "Superior Proposal" is a bona fide, unsolicited written Alternative Transaction Proposal made by a third party (other than an affiliate of the Company or Harleysville Mutual) and received by the Company's board of directors and that the Company's board of directors determines in good faith, after consultation with its outside legal counsel and independent financial adviser, and taking into account all legal, financial, regulatory, timing, and other aspects of the proposal and the person making the proposal, that: (a) is reasonably likely to be consummated on the terms proposed; (b) if the per-share consideration is to be paid in cash, to the extent financing is required, such financing is then fully committed; (c) the per-share consideration offered is either payable solely in cash denominated in U.S. Dollars and/or marketable securities traded on a national securities exchange or NASDAQ and is greater than the Merger consideration; and (d) is otherwise on terms that in the reasonable opinion of the Company's board of directors will result in a more favorable transaction to the public stockholders of the Company than the transactions contemplated by the Merger Agreement, including the Merger; provided, however, that for purposes of the definition of "Superior Proposal," the term "Alternative Transaction Proposal" shall have the meaning assigned to it in the Merger Agreement, except that all references to 20% in the definition of "Alternative Transaction" when it is used in the definition of "Alternative Transaction Proposal" shall be deemed to be a reference to 100%.

Changes in the Company's Recommendation

        Our and Harleysville Mutual's boards of directors, and any committees thereof, have agreed to not (i) (A) withdraw or qualify (or amend or modify in a manner adverse to Nationwide Mutual) or publicly propose to withdraw or qualify (or amend or modify in a manner adverse to Nationwide Mutual), the approval, recommendation, or declaration of advisability of such boards of directors or any committees thereof of the Merger Agreement, the Mergers, or the other transactions contemplated by the Merger Agreement, or (B) recommend, adopt, or approve, or propose publicly to recommend, adopt, or approve, any Alternative Transaction Proposal, or (ii) approve or recommend, or publicly propose to approve or recommend, or allow the Company or Harleysville Mutual, or any of their subsidiaries or affiliates to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other similar agreement, arrangement or understanding (A) constituting, or relating to, any Alternative Transaction Proposal, or (B) requiring either it or them (or that would require either it or them) to abandon, terminate, or fail to consummate any of the Mergers or any other transaction contemplated by the Merger Agreement (any of the foregoing, an "adverse recommendation change").

        Our board of directors, however, may make a change in recommendation and/or terminate the Merger Agreement if: (i) our board of directors determines in good faith, after consultation with our legal advisors and our financial advisers, that, in light of such Superior Proposal and taking into account any revised terms offered by Nationwide Mutual, the failure to terminate the Merger Agreement and accept the Superior Proposal would reasonably be likely to constitute a breach of its fiduciary duties under applicable law; (ii) such proposal has been made and not withdrawn and continues to be a Superior Proposal; (iii) the approval of the Merger Agreement and the transactions contemplated thereby has yet to be approved by our stockholders; (iv) we have (A) provided Nationwide Mutual with five business days notice that states (1) that we have received a Superior Proposal, (2) the material terms and conditions of the Superior Proposal and copies of the relevant proposed transaction agreements with the person or group of persons making such Superior Proposal and other material documents, and (3) that we intend to terminate the Merger Agreement, and the manner in which we intend to do so, and (B) prior to terminating the Merger Agreement, to the extent requested by Nationwide Mutual, we have engaged in good faith negotiations with Nationwide Mutual to amend the Merger Agreement in such a manner that the Alternative Transaction Proposal ceases to constitute a Superior Proposal; (v) we and Harleysville Mutual have complied with the anti-solicitation provisions of the Merger Agreement; and (vi) we pay the termination fee of $29,588,535 and reimburse Nationwide Mutual for certain of its reasonable out-of-pocket expenses.

Post-Closing Commitments

        During the two year period following the closing date, Nationwide Mutual has agreed, to the extent permitted by applicable law: (i) not to make major operational changes in Harleysville East (as defined in the Merger Agreement) to the core business functions of the property and casualty business of the Company and Harleysville Mutual; (ii) to continue to utilize the Harleysville brand in Harleysville East with respect to the lines of property and casualty insurance and insurance products, either independently or in conjunction with one or more brands of Nationwide Mutual or one of its affiliates; (iii) to substantially maintain or improve the philanthropic and charitable contributions and activities of the Company and Harleysville Mutual consistent with the historical practices of Harleysville Mutual and the Company since September 30, 2010; and (iv) to substantially maintain or exceed the overall number of employees, as of the date of the Merger Agreement, at the Company's headquarters located in Harleysville, Pennsylvania and to not cause a reduction in force to occur at the Worcester, Massachusetts location. Nationwide Mutual will offer retention bonus arrangements to identified executive officers.

        Unless previously paid by the Company, Harleysville Mutual, or their respective affiliates, not later than 60 days after the closing date, Nationwide Mutual committed to making, or causing to be made, 2011 incentive compensation payments, to each employee eligible therefor and who is an employee on the date such payment is made, in an amount equal to the difference between (i) the 2011 target incentive compensation for such employee as set forth in the Company's Senior Executive Compensation Plan and any other Company incentive compensation plan, which target compensation does not exceed, in the aggregate, $11,750,000, and (ii) the amount of incentive compensation previously paid to such employee with respect to 2011 by the Company, Harleysville Mutual or their respective affiliates pursuant to any such plan. Nationwide Mutual's commitment to pay, in accordance with the terms of the Merger Agreement, a 2011 target incentive compensation bonus extends to up to 1,636 eligible employees of the Company. An eligible employee who is an employee of the Company on the closing date but is terminated without cause by Nationwide Mutual or any of its affiliates (including, for this purpose, the Company) after the closing date but before the payment date, such eligible employee will receive the payment on the earlier of the payment date or such termination date. For more information, see the section entitled "The Merger—Interests of Our Directors and Executive Officers in the Merger" (page 58).

        Nationwide Mutual has also agreed to (a) migrate each continuing employee of the Company to the benefit plans of Nationwide Mutual or its affiliates no later than January 1, 2013, or at such earlier time as determined by Nationwide Mutual or one of its affiliates in its sole discretion; (b) give each continuing employee credit under the benefit plans of Nationwide Mutual, Merger Sub or their affiliates towards applicable deductibles, co-payments and annual out-of-pocket limits for expenses incurred under the benefit plans of the Company or any subsidiary of the Company during the plan year in which the closing date occurs; (c) cause any pre-existing conditions or limitations, evidence of insurability, exclusions and waiting periods with respect to participation and coverage requirements under any of the benefit plans of Nationwide Mutual, Merger Sub or their affiliates to be waived with respect to continuing employees and their eligible dependents to the same extent such limitations are waived under any comparable plan of the Company; and (d) give each continuing employee service credit based upon such continuing employee's service credit with the Company, Harleysville Mutual, and their respective subsidiaries for purposes of eligibility to participate and vesting credit under each applicable benefit plan of Nationwide Mutual, Merger Sub or their affiliates (excluding benefit accrual under any defined benefit pension plan, cash-balance plan, or retiree medical) and entitlement to benefits under each severance or vacation plan of Nationwide Mutual, Merger Sub or their affiliates, in each case, as if such service had been performed with Nationwide Mutual, Merger Sub, or their affiliates.

Indemnification and Insurance

        The Merger Agreement provides that all rights to indemnification currently existing in favor of all current or former employees, directors, agents or officers of the Company, Harleysville Mutual and their respective subsidiaries with respect to any losses, claims, damages, costs, expenses, liabilities and judgments (including court costs and attorneys' fees and including losses arising out of any litigation or threatened litigation), based on, arising, in whole or in part, out of, or otherwise in respect of, any action which was taken, or matter existing or, occurring on or prior to the effective time of the Mergers, as provided in the Company's and Harleysville Mutual's certificates of incorporation or bylaws or any indemnification agreements by and between any of the indemnitees and the Company or Harleysville Mutual or otherwise existing to the fullest extent under the law on the date of the Merger Agreement will survive the Mergers.

        The Merger Agreement also provides that Nationwide Mutual will purchase "tail" directors' and officers' liability insurance coverage for a period of six years after the effective time of the Mergers, covering those persons who are currently covered by the Company's and Harleysville Mutual's directors' and officers' liability insurance policies on terms (including the amounts of coverage and the amounts of deductibles, if any) that are comparable to the terms now applicable to the directors and officers of Nationwide Mutual, or, the terms now applicable to them under our or Harleysville Mutual's current policies if such terms are more favorable to our or Harleysville Mutual's directors and officers; provided, however, that in no event shall Nationwide Mutual be required to expend in excess of 300% of the annual premium currently paid by us or Harleysville Mutual for such coverage, and the annual premium paid by Nationwide Mutual for its current directors' and officers' liability insurance coverage; and provided further, that if the premium for such coverage exceeds the maximum premium, Nationwide Mutual will purchase a policy with the greatest coverage available for the maximum premium.

Conditions to the Closing of the Mergers

        The obligations of Nationwide Mutual, Harleysville Mutual, Merger Sub, and us to complete the Mergers are subject to the satisfaction or waiver of the following conditions:

  •
  adoption of the Merger Agreement by a majority of our issued and outstanding shares of common stock;

  •
  adoption of the Merger Agreement by the respective members of Harleysville Mutual and Nationwide Mutual;

  •
  any applicable waiting period (or any extension) under the HSR Act has been terminated or has expired (on November 8, 2011, the U.S. Federal Trade Commission granted early termination of the waiting period under the HSR Act with respect to the Mergers), and all governmental approvals and other consents or filings, which are required to be obtained prior to the effective time of the Mergers, have been obtained and not rescinded or adversely modified or limited;

  •
  the absence of any legal prohibitions against the Merger; and

  •
  Nationwide Mutual and its property and casualty affiliates having a statutory surplus in excess of $11,100,000,000.

        The obligations of Harleysville Mutual and us to complete the Mergers are subject to the satisfaction or waiver of the following conditions:

  •
  material compliance by Nationwide Mutual and Merger Sub of their respective representations, warranties, covenants and agreements under the Merger Agreement;

  •
  Harleysville Mutual and the Company will have received a certificate of an executive officer of each of Nationwide Mutual and Merger Sub as to the satisfaction of certain specified conditions to closing; and

  •
  between the date of the Merger Agreement and the effective time of the Mergers, no Material Adverse Effect (as defined in the Merger Agreement) has occurred with respect to Nationwide Mutual or Merger Sub and their respective subsidiaries, taken as a whole, and no material adverse change has occurred with respect to Nationwide Mutual.

        The obligations of Nationwide Mutual and Merger Sub to complete the Mergers are subject to the satisfaction or waiver of the following conditions:

  •
  material compliance by Harleysville Mutual and us of our respective representations, warranties, covenants and agreements under the Merger Agreement;

  •
  Nationwide Mutual and Merger Sub will have received a certificate of an executive officer of each of Harleysville Mutual and us as to the satisfaction of certain specified conditions to closing;

  •
  between the date of the Merger Agreement and the effective time of the Mergers, no Material Adverse Effect (as defined in the Merger Agreement) has occurred with respect to Harleysville Mutual, us or our respective subsidiaries, taken as a whole, and no Material Adverse Change (as defined in the Merger Agreement) has occurred with respect to Harleysville Mutual or the Company;

  •
  Michael L. Browne shall have entered into a retention bonus agreement with Nationwide Mutual on terms no less favorable than those set forth in the Merger Agreement;

  •
  the Company, Harleysville Mutual and their respective property and casualty subsidiaries having a consolidated statutory surplus in excess of $900,000,000 (inclusive of any change in net unrealized capital losses); and

  •
  the Company, Harleysville Mutual and their respective property and casualty subsidiaries having a consolidated statutory surplus in excess of $1,000,000,000 (exclusive of any change in net unrealized capital losses since August 31, 2011).

        Before the closing of the Mergers, (i) the Company and Harleysville Mutual may, to the extent permitted by law, waive any of the conditions to closing required to be satisfied by Nationwide Mutual and Merger Sub and complete the Mergers even though one or more of these conditions have not been met by Nationwide Mutual and Merger Sub, and (ii) Nationwide Mutual and Merger Sub may, to the extent permitted by law, waive any of the conditions to closing required to be satisfied by the Company and Harleysville Mutual and complete the Mergers even though one or more of these conditions have not been met by the Company and Harleysville Mutual.

Transaction Fees and Expenses

        Nationwide Mutual, Merger Sub, Harleysville Mutual and the Company have agreed that, whether or not the Merger is closed, all expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring the expenses. However, in certain limited instances discussed below under "Termination Fee," the Company may be obligated to reimburse Nationwide Mutual for certain of its reasonable out-of-pocket expenses.

Termination of the Merger Agreement

        The Merger Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the closing of the Mergers under the following circumstances:

  •
  by mutual written agreement of the parties;

  •
  by any of the parties, if:

  •
  the Merger and the Parent Merger have not occurred on or before September 28, 2012, provided that such outside date may be extended by Nationwide Mutual or Merger Sub for up to an additional 180 days if either determines in good faith that additional time is necessary to obtain governmental approvals and each of the other conditions to the consummation of the Merger and the Parent Merger has been satisfied or waived or remains reasonably capable of satisfaction;

  •
  the Merger Agreement is not adopted by the requisite vote of our stockholders;

  •
  the Merger Agreement is not adopted by the requisite vote of the members of Harleysville Mutual; or

  •
  the Merger Agreement is not adopted by the requisite vote of the members of Nationwide Mutual;

  •
  by Nationwide Mutual or Merger Sub, if:

  •
  Harleysville Mutual or the Company materially breaches any representation, warranty, covenant or agreement in the Merger Agreement, after an opportunity to cure in some cases;

  •
  Harleysville Mutual, the Company or their subsidiaries, taken as a whole, have suffered a Material Adverse Effect (as such term is defined in the Merger Agreement) or a Harleysville Material Adverse Change (as such term is defined in the Merger Agreement) has occurred with respect to Harleysville Mutual and the Company; or

  •
  Harleysville Mutual or the Company knowingly and intentionally breaches, in any material respect, the non-solicitation provisions of the Merger Agreement;

  •
  by the Company or Harleysville Mutual, if Nationwide Mutual or Merger Sub materially breaches any representation, warranty, covenant or agreement in the Merger Agreement, after an opportunity to cure in some cases; or

  •
  by the Company's board of directors in order to enter into concurrently a definitive agreement with respect to a Superior Proposal and make an adverse recommendation change to the Company's stockholders if, and only if, the following conditions are met: (i) a Superior Proposal has been made and has not been withdrawn and continues to be a Superior Proposal; (ii) the approval of the Merger Agreement and the Merger by the Company's stockholders has not been obtained; (iii) the Company has provided Nationwide Mutual with prior written notice that the Company has received a Superior Proposal, including the material terms and conditions of the Superior Proposal, and the Company's intent to terminate the Merger Agreement, and, to the extent requested by Nationwide Mutual, the Company has engaged in good faith negotiations with Nationwide Mutual to amend the Merger Agreement in such a manner that the Alternative Transaction Proposal (as defined in the Merger Agreement) ceases to constitute a Superior Proposal; (iv) the Company's board of directors has determined, in good faith after consultation with its outside legal counsel and financial advisers, that, in light of the Superior Proposal and taking into account any revised terms offered by Nationwide Mutual, the failure to terminate the Merger Agreement and accept the Superior Proposal would reasonably likely to constitute a breach of its fiduciary duties under applicable law; (v) the Company and Harleysville Mutual have complied with and not breached the non-solicitation provisions of the Merger Agreement; and (vi) the Company has paid all fees and expenses it is required to pay to Nationwide Mutual in connection with the termination of the Merger Agreement.

 Termination Fee if the Mergers Are Not Completed

        We will pay Nationwide Mutual a termination fee of $29,588,535, plus certain reasonable out-of-pocket expenses, in the event the Merger Agreement is terminated:

  •
  by our board of directors in order to pursue a Superior Proposal; or

  •
  by Nationwide Mutual or Merger Sub in the event Harleysville Mutual or the Company knowingly and intentionally breaches, in any material respect, the non-solicitation provisions of the Merger Agreement.

        In addition, we are obligated to pay Nationwide Mutual the termination fee, plus certain reasonable out-of-pocket expenses, in the event:

  •
  the Parent Merger and the Merger have not occurred by on or before September 28, 2012 (which date may be extended up to an additional 180 days, by either Nationwide Mutual or Merger Sub if certain conditions are satisfied);

  •
  the Merger Agreement is not adopted by our stockholders;

  •
  the Merger Agreement is not adopted by the members of Harleysville Mutual;

  •
  the Merger Agreement is terminated by Nationwide Mutual or Merger Sub if Harleysville Mutual or we breach any representation, warranty or covenant in the Merger Agreement, after an opportunity to cure in some cases, and within 12 months of any such termination described in the preceding 4 bullet points, we enter into a definitive agreement with any third party to consummate, or consummates, an Alternative Transaction (as defined in the Merger Agreement), including, but not limited to, any merger, consolidation, share exchange, or any transaction or series of transactions that results in the acquisition of 20% or more of our equity securities.

Specific Performance

        Under the Merger Agreement, Nationwide Mutual, Merger Sub, Harleysville Mutual and the Company have agreed that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached, and that they shall be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms thereof, in addition to any other remedy to which they may be entitled at law, in equity or pursuant to the Merger Agreement.

Governing Law

        The Merger Agreement is governed by the laws of the State of Delaware and provides that any litigation relating to the Merger Agreement or the transactions contemplated by the Merger Agreement will be maintained in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, in any appropriate Delaware state or federal court.

Amendments, Extensions and Waivers of the Merger Agreement

        Nationwide Mutual, Harleysville Mutual, Merger Sub and the Company have agreed that the Merger Agreement may be amended by the parties, as authorized by their respective boards of directors, at any time before adoption of the Merger Agreement by the Company's stockholders and the respective members of Harleysville Mutual and Nationwide Mutual. After adoption of the Merger Agreement by the Company's stockholders and the respective members of Harleysville Mutual and Nationwide Mutual, no amendment may be made to the Merger Agreement without such member and stockholder approval if such amendment materially adversely affects the rights of such members and stockholders.

Stockholder Voting Agreement

        In connection with the Mergers, Harleysville Mutual (the owner of approximately 53.25% of the Company's issued and outstanding common stock) has entered into the Voting Agreement with Nationwide Mutual, pursuant to which Harleysville Mutual has agreed, among other things, to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement. Accordingly, unless the Voting Agreement is terminated as a result of the termination of the Merger Agreement, the vote of no stockholder other than Harleysville Mutual is required to adopt the Merger Agreement, and the Merger Agreement will be adopted at the Special Meeting.

GOLDEN PARACHUTE COMPENSATION

        The Dodd-Frank Wall Street and Consumer Protection Act of 2010 (the "Dodd-Frank Act") and Rule 14a-21(c) under the Exchange Act require us to provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation that may be paid or payable to our named executive officers that is based on or otherwise relates to the Merger (also known as "golden parachute" compensation).

        Accordingly, we are requesting that the holders of our common stock approve the following resolution:

          "RESOLVED, that the stockholders of Harleysville Group Inc. approve, on a non-binding advisory basis, the compensation that may be paid or become payable to its named executive officers that is based on or otherwise relates to the Merger, as disclosed in the proxy statement relating to our Special Meeting in the table entitled "Golden Parachute Compensation," including the related narrative discussion contained in the footnotes thereto, and the agreements or understandings pursuant to which such compensation may be paid or become payable."

        Approval, on a non-binding advisory basis, of the golden parachute compensation is not a condition to the completion of the Merger. As this is an advisory vote, the result will not be binding on us or Nationwide Mutual, or the board of directors of Nationwide Mutual. Accordingly, such compensation, including amounts that we are obligated to pay could still be payable regardless of the outcome of this non-binding advisory vote, subject only to the conditions applicable thereto. Proxies submitted without discretion pursuant to this solicitation will be voted "FOR" the proposal to approve the compensation to be paid to our named executive officers that is based on or otherwise relates to the Merger, as disclosed in this proxy statement.

MARKET PRICE OF THE SHARES OF THE COMPANY'S COMMON STOCK
AND DIVIDEND DATA

        Our common stock is quoted on NASDAQ, and assigned the symbol "HGIC." At the close of business on February 29, 2012, the approximate number of holders of record of our common stock was 3,735 (counting all shares held in single nominee registration as one stockholder).

        The payment of dividends is subject to the discretion of our board of directors which considers, among other factors, our operating results, overall financial condition, capital requirements and general business conditions each quarter. Pursuant to the Merger Agreement, we agreed not to declare, set aside or pay any dividends until the effective time of the Mergers, except for (i) dividends for participating workers' compensation policies, (ii) dividends paid to policyholders under the Pennsylvania school bus program, (iii) the regular quarterly dividend in the amount of $0.38 per share that was declared by our board of directors as of September 15, 2011 and which was paid by us to our stockholders on September 30, 2011, and (iv) dividends to be paid to the Company by its subsidiaries on an as needed basis, consistent with past practice and up to the maximum amount of ordinary dividends as computed by state insurance department regulators and as disclosed in the 2010 Form 10-K that we filed with the SEC on March 4, 2011 and in the 2011 Form 10-K that we filed with the SEC on March 14, 2012.

        The following table sets forth the amount of cash dividends declared per share, and the high and low trading price as reported by NASDAQ for our common stock for each quarter during the past three years.

	High trade	Low trade	Cash Dividends Declared
2011
First Quarter	$37.66	$30.55	$.360
Second Quarter	33.91	29.50	.360
Third Quarter	59.00	24.75	.380
Fourth Quarter	59.76	53.51	.000

	High	Low	Cash Dividends Declared
2010
First Quarter	$35.33	$30.98	$.325
Second Quarter	34.21	30.55	.325
Third Quarter	33.41	30.31	.360
Fourth Quarter	37.81	32.22	1.800	(1)

(1)
Includes a special dividend of $1.44 per share.

	High	Low	Cash Dividends Declared
2009
First Quarter	$35.18	$26.86	$.300
Second Quarter	33.54	26.77	.300
Third Quarter	33.42	26.09	.325
Fourth Quarter	34.38	30.05	.325

 PRINCIPAL STOCKHOLDERS

        The table below identifies the only persons known to us to own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 5% of our outstanding shares.

        Those persons owning 5% or more of the shares of our common stock, as of February 29, 2012, are set forth below. On that date, there were 27,277,285 shares of our common stock outstanding.

	Voting Authority		Dispositive Authority		Total Amount of Beneficial Ownership
						Percent of Class
Name and Address	Sole	Shared	Sole	Shared
Harleysville Mutual Insurance Company 355 Maple Avenue Harleysville, PA 19438(1)(4)	—	14,526,445	14,526,445	—	14,526,445	53.25%
Nationwide Mutual Insurance Company One Nationwide Plaza Columbus, Ohio 43215(4)	—	14,526,445	—	—	14,526,445	53.25%
Neuberger Berman Group LLC 605 Third Avenue 36th Floor New York, NY 10158(2)	—	1,896,807	—	2,117,777	2,117,777	7.76%
Dimensional Fund Advisors LP Palisades West Building One 6300 Bee Cave Road Austin, TX 78746(3)	1,496,200	—	1,525,677	—	1,525,677	5.59%

(1)
Numbers of shares and percentage ownership are derived from the Schedule 13D filed on November 10, 2011, based upon holdings as of September 30, 2011.

(2)
Numbers of shares and percentage ownership are derived from the Schedule 13G/A filed on February 15, 2012, based upon holdings as of December 31, 2011.

(3)
Numbers of shares and percentage ownership are derived from the Schedule 13G/A filed on February 14, 2012, based upon holdings as of December 31, 2011.

(4)
Represents Nationwide Mutual's indirect beneficial interest in the shares of the Company's common stock owned by Harleysville Mutual. In connection with the Merger Agreement, Harleysville Mutual entered into the Voting Agreement with Nationwide Mutual, pursuant to which Harleysville Mutual has agreed, among other things, to vote its shares of common stock of the Company in favor of the proposal to adopt the Merger Agreement. The Voting Agreement will terminate upon the earlier of (i) the effective time of the Mergers, and (ii) the termination of the Merger Agreement in accordance with its terms. Nationwide Mutual filed a Schedule 13D on October 6, 2011 to report such indirect beneficial ownership.

SHAREHOLDINGS OF DIRECTORS AND MANAGEMENT

        As of the record date, the directors of the Company, the named executive officers, and all executive officers and directors of the Company as a group, beneficially owned shares of the Company's common stock as set forth in the table below.

        This table shows the Company's stock holdings as of February 29, 2012, of the directors, the named executive officers (who are the Chief Executive Officer, the Chief Financial Officer, and the next three most highly compensated executive officers employed as of December 31, 2011), and all directors and executive officers as a group.

Name	Aggregate Number of Shares Beneficially Owned(1)	Right to Acquire (number of shares)(2)	Number of Shares of Restricted Stock Owned(3)	Number of Restricted Stock Units Owned(3)	Number of Deferred Stock Units(4)	Percent of Shares (less than 1% unless indicated)(5)
Barbara A. Austell	7,436	—	—	—	7,436	—
W. Thacher Brown	63,181	7,500	5,646	—	10,146	—
G. Lawrence Buhl	13,146	—	—	—	10,146	—
Mirian M. Graddick-Weir	34,277	7,500	—	—	10,146	—
Jerry S. Rosenbloom	51,089	7,500	5,646	—	10,146	—
William W. Scranton III	24,729	7,500	—	—	10,146	—
William E. Storts	30,129	—	—	—	10,146	—
Michael L. Browne(6)	679,313	448,415	—	44,030	—	2.45%
Arthur E. Chandler	85,221	58,748	—	4,110	—	—
Allan R. Becker	37,519	15,883	—	2,085	—	—
Beth A. Friel	21,776	10,288	—	1,925	—	—
Kevin M. Toth	72,864	48,418	—	8,600	—	—
All Directors & Executive Officers as a Group (17 individuals)(6)	1,488,827	854,581	11,292	86,690	68,312	5.26%

(1)
The "Aggregate Number of Shares Beneficially Owned" column includes the aggregate number of shares currently owned plus each restricted stock, restricted stock unit award, performance stock unit award, deferred stock unit award, and each other right to acquire or receive shares that has vested or will vest within 60 days. Although restricted stock units and deferred stock units cannot be voted, they are included to provide complete information about shares owned or to be acquired.

(2)
The "Right to Acquire" column includes shares of common stock subject to vested but unexercised stock options, and shares of common stock subject to stock options that will vest within sixty days after February 29, 2012.

(3)
Some of the Restricted Stock and Restricted Stock Unit awards are subject to performance-based vesting requirements, and others to time-based vesting requirements. The performance-based restricted stock units that remained unvested as of February 29, 2012 are presented in this table at target. Performance-based awards can payout at percentages ranging from 0% to 200%.

(4)
Deferred Stock Units entitle a director to receive, generally upon termination of service as a director, the number of shares equal to the number of units granted.

(5)
On February 29, 2012, there were 27,277,285 shares of the Company's common stock outstanding.

(6)
The number of shares included in the "Right to Acquire" column includes all shares underlying stock option grants that will vest upon Mr. Browne's and one other executive officer's retirement from the Company, as they are now eligible for early retirement under the Amended & Restated Equity Incentive Plan.

 FUTURE STOCKHOLDER PROPOSALS

        If the Merger is completed, we will have no public stockholders and no public participation in any of our future stockholder meetings. If the Merger is not completed, you will continue to be entitled to attend and participate in our stockholder meetings. Under our Amended and Restated By-Laws, the 2012 Annual Meeting of Stockholders was originally scheduled for April 25, 2012. On October 27, 2011, our board of directors resolved to postpone our 2012 Annual Meeting of Stockholders because of the pendency of the transactions contemplated under the Merger Agreement. Our board of directors has yet to set a new date for our 2012 Annual Meeting of Stockholders.

        Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2012 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act. An eligible stockholder who wants to have a qualified proposal considered for inclusion in the Company's proxy statement for the 2012 Annual Meeting of Stockholders must notify the Secretary of the Company. The proposal must be received at the Company's offices no later than 120 days prior to the date of our proxy for our 2012 Annual Meeting of Stockholders. A stockholder must have been a registered or beneficial owner of at least 1% of the Company's outstanding common stock or stock with a market value of at least $2,000 for at least one year prior to submitting the proposal, and the stockholder must continue to own such stock through the date the 2012 Annual Meeting of Stockholders is held. A stockholder who has not timely submitted a proposal for inclusion in the proxy statement and who plans to present a proposal at the 2012 Annual Meeting of Stockholders must provide notice of the matter to the Secretary of the Company no later than 90 days prior to the date of our 2012 Annual Meeting of Stockholders, or else the persons authorized under management proxies will have discretionary authority to vote and act according to their best judgment on the matter raised by the stockholder.

        In February 2009, our board of directors amended our By-Laws to include advance notice provisions. Under these provisions, a stockholder who wants to present a proposal at the 2012 Annual Meeting of Stockholders must deliver written information about the proposal to the Secretary of the Company 90 days prior to such meeting. These requirements apply to any proposal for a director nominee, or for any other purpose. The stockholder must have been a registered or beneficial owner of at least 1% of the Company's outstanding common stock or stock with a market value of at least $2,000 for at least one year prior to submitting the proposal, and the stockholder must continue to own such stock through the date the 2012 Annual Meeting of Stockholders is held. The written notice must contain specific information about the desired proposal. The information requirements are set forth in Article III, Section 14 (proposals generally) and Article IV, Section 1(B) (nominees for a director position) of our By-Laws, which are available on our website at http://www.harleysvillegroup.com/gov/gov.html.

OTHER MATTERS

        As of the date of this proxy statement, our board of directors knows of no other matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

        We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The filings are available to the public at the SEC's website, http://www.sec.gov. Our website, http://www.harleysvillegroup.com/fin/fin_12.html., has copies of these filings as well. Our shares of common stock are listed on NASDAQ under the symbol "HGIC" and you may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

        If you have questions about the Special Meeting or the Merger after reading this proxy statement, or if you would like additional copies of this proxy statement or the proxy card, you should contact the Company.

        We have authorized no one to give you any information or to make any representation about the proposed Merger or the Company that differs from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone should give you any different or additional information, you should not rely on it.

        Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) after the date of this proxy statement and before the date of the Special Meeting.

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (filed with the SEC on March 14, 2012).

APPENDIX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

NATIONWIDE MUTUAL INSURANCE COMPANY,

HARLEYSVILLE MUTUAL INSURANCE COMPANY,

NATIONALS SUB, INC.,

and

HARLEYSVILLE GROUP INC.

Dated as of September 28, 2011

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of September 28, 2011, by and among NATIONWIDE MUTUAL INSURANCE COMPANY, an Ohio mutual insurance company ("Nationwide Mutual"), HARLEYSVILLE MUTUAL INSURANCE COMPANY, a Pennsylvania mutual insurance company ("Harleysville Mutual"), NATIONALS SUB, INC., a Delaware corporation ("Merger Sub"), and HARLEYSVILLE GROUP INC., a Delaware corporation ("HGI"). Nationwide Mutual, Harleysville Mutual, Merger Sub, and HGI are herein sometimes referred to collectively as the "Parties" and each individually as a "Party".

RECITALS

        A.    Merger Sub is a wholly-owned subsidiary of Nationwide Mutual, and Harleysville Mutual owns approximately 54% of the issued and outstanding shares of the common stock of HGI.

        B.    The Board of Directors of Nationwide Mutual deems it advisable and in the best interests of its policyholders to effect the merger of Harleysville Mutual with and into Nationwide Mutual upon the terms and subject to the conditions set forth herein (the "Parent Merger").

        C.    The Board of Directors of Harleysville Mutual deems it advisable and in the best interests of Harleysville Mutual to effect the Parent Merger, after consideration of the impact of the merger on Harleysville Mutual's constituents, including agents, creditors, employees, policyholders and the communities in which Harleysville Mutual facilities are located.

        D.    The respective Boards of Directors of Merger Sub and HGI deem it advisable and in the best interests of the stockholders of their respective companies to effect the merger of Merger Sub with and into HGI upon the terms and subject to the conditions set forth herein (the "Subsidiary Merger", and together with the Parent Merger, the "Mergers").

        E.    The respective Boards of Directors of each of the Parties have approved this Agreement and the Transactions.

        F.     Simultaneously with the execution and delivery of this Agreement and as a condition and inducement to Nationwide Mutual and Merger Sub's willingness to enter into this Agreement, Nationwide Mutual is entering into a voting agreement with Harleysville Mutual (the "Voting Agreement"), pursuant to which Harleysville Mutual has agreed, among other things, to vote in favor of the Subsidiary Merger in accordance with the terms and conditions thereof.

        G.    The Parties desire to make certain representations, warranties, covenants and agreements in connection with the Mergers.

        H.    The Parties intend that the Parent Merger qualify, for federal income tax purposes, as a reorganization under Section 368(a) of the Code (as defined in Article I hereof).

AGREEMENT

        NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements set forth herein, the Parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

        When used in this Agreement, the following words or phrases have the following meanings:

        "Adverse Recommendation Change" shall have the meaning set forth in Section 7.2(d).

        "Affiliate" of any Person means any Person directly or indirectly controlling, controlled by, or under common control with, any such Person and any officer, director, or controlling Person of such Person. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, membership interests, by contract, the power to appoint directors or trustees or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto.

        "Agreement" means this Agreement and Plan of Merger, including all Exhibits and Schedules.

        "Alternative Transaction" means any of the following transactions: (a) any merger, consolidation, share exchange, business combination, affiliation, reorganization, demutualization, conversion recapitalization, liquidation, dissolution or other similar transaction involving Harleysville Mutual, HGI or any of their respective Subsidiaries; (b) any direct or indirect acquisition or purchase, by any Person or group of Persons, in a single transaction or a series of related transactions, including by means of the acquisition of capital stock of any Subsidiary of Harleysville Mutual, HGI or any Subsidiary of HGI, of Assets that constitute 20% or more of the fair market value of the Assets of Harleysville Mutual and HGI and their Subsidiaries, taken as a whole; (c) any direct or indirect acquisition or purchase, in a single transaction or a series of related transactions, of 20% or more of any class of equity securities of HGI; or (d) any other transaction having a similar effect to those described in clauses (a) through (c), above, in each case, other than the Mergers and the Transactions.

        "Alternative Transaction Proposal" means any offer, inquiry, proposal or indication of interest (other than an offer, inquiry, proposal or indication of interest by Nationwide Mutual or an Affiliate of Nationwide Mutual), relating to an Alternative Transaction.

        "Annual Statements" means, with respect to any Person, the annual statements of such Person filed with or submitted to the insurance Governmental Entity in the jurisdiction in which such Person is domiciled on forms prescribed or permitted by such Governmental Entity.

        "Antitrust Division" means the Antitrust Division of the United States Department of Justice.

        "ASPP" shall have the meaning set forth in Section 3.2(d).

        "ASPP Current Offering Period" shall have the meaning set forth in Section 3.2(d).

        "ASPP Termination Time" shall have the meaning set forth in Section 3.2(d).

        "Assets" means, as to a Person, all rights, titles, franchises and interests in and to every species of property, real, personal and mixed, and choses in action thereunto belonging, including Environmental Permits, Investment Assets, Intellectual Property, Contracts, Licenses, privileges and all other assets whatsoever, tangible or intangible, of such Person.

        "Benefit Plans" shall have the meaning set forth in Section 5.18(a).

        "Business" means, as to a Person, the business, operations, activities and affairs of such Person.

        "Business Day" means any day other than Saturday, Sunday or any other day in which commercial banks in New York, New York, are required to or permitted to be closed.

        "Cashed Shares" shall have the meaning set forth in Section 3.3(c).

        "CERCLIS" means the Comprehensive Environmental Response, Compensation, and Liability Information System.

        "Certificates" shall have the meaning set forth in Section 3.3(b).

        "Closing" shall have the meaning set forth in Section 2.4.

        "Closing Agreement" means a written and legally binding agreement with a taxing authority relating to Taxes.

        "Closing Date" shall have the meaning set forth in Section 2.4.

        "COBRA" means the requirements of Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code, and of any similar state Law.

        "Code" means the Internal Revenue Code of 1986, as amended, or any successor Law, and the rules and regulations issued by the Internal Revenue Service pursuant to the Code or any successor Law.

        "Company Stock Award" shall have the meaning set forth in Section 3.2(b).

        "Computer Software" means any and all computer software or programs consisting of sets of statements or instructions to be used, directly or indirectly, in a computer, including the following: (a) all source code, object code and natural language code therefor and all component modules thereof, (b) all versions thereof, (c) all screen displays and designs thereof, (d) all databases and compilations, including any and all data and compilations of data, and (e) all user, technical, training, and other documentation relating to any of the foregoing.

        "Computer Systems" means any and all computer hardware, networks, and platforms.

        "Confidential Information" means all information about a Party furnished by a Party or its Representatives to any of the other Parties or their respective Representatives, whether furnished before or after the date of this Agreement, regardless of the manner in which it is furnished, together with all analyses, compilations, studies or other documents prepared by any of the other Parties or their Representatives that reflect or are generated from such information. Confidential Information does not include, however, information about a Party which: (a) is or becomes generally available to the public other than as a result of a disclosure by any of the other Parties or their Representatives; (b) became or becomes available to any of the other Parties or their Representatives from a source (other than the Party or its Representatives) that is not bound by a confidentiality agreement or otherwise prohibited from delivering or submitting the information to the other Parties as a result of a contractual, legal, or fiduciary obligation; (c) was within the other Party's possession prior to its being furnished to the other Party by the Party or its Representatives, provided that the source of such information was not known by the other Party to be bound by a confidentiality agreement or otherwise prohibited from delivering or submitting the information to the other Party as a result of a contractual, legal, or fiduciary obligation; or (d) was independently developed without the use of any Confidential Information of such other Party by Representatives of the Party who have had no access to such information.

        "Confidentiality Agreement" shall have the meaning set forth in Section 7.2(b)(i).

        "Consent or Filing" shall have the meaning set forth in Section 4.4(b).

        "Continuing Employee" shall have the meaning set forth in Section 7.10.

        "Contract" means any contract, agreement, commitment, indenture, note, bond, mortgage, license, lease, or assignment, in each case whether oral or written and whether express or implied.

        "Core Governmental Approvals" means (a) the approval of the Parent Merger by the Pennsylvania Commissioner and the Ohio Superintendent under the Pennsylvania Insurance Law and the Ohio Insurance Law, respectively, and such other applications, registrations, declarations, filings, authorizations, Orders, consents and approvals as may be required under the Laws of other jurisdictions, including the jurisdictions set forth in Section 1.1(a) of the Nationwide Mutual Disclosure Schedule and Section 1.1(a) of the HGI Disclosure Schedule; (b) the approval of the Meeting Notices, as contemplated by Section 8.1(b) ; (c) the filings required under the HSR Act and the expiration or earlier termination of any waiting period applicable to the Mergers under the HSR Act; and (d) the filing of appropriate documents with and such consents as may be required under the Investment Company Act and the Investment Advisers Act.

        "Delaware Certificate of Merger" means a certificate of merger in such form as required by, and executed and acknowledged in accordance with, the DGCL.

        "Derivative Transaction" means any transaction that is a Contract, agreement, swap, warrant, note, or option, that is based, in whole or in part, on the value of, any interest in, or any quantitative measure or the occurrence of any event relating to, one or more commodities, securities, currencies, interest, or other rates, indices, or other assets.

        "DGCL" means the Delaware General Corporation Law, as amended from time to time.

        "Dissenting Shares" shall have the meaning set forth in Section 3.4(a).

        "DTC" shall have the meaning set forth in Section 3.3(b).

        "DTC Payment" shall have the meaning set forth in Section 3.3(b).

        "Effective Time" shall have the meaning set forth in Section 2.5(c).

        "Effective Time of the Parent Merger" shall have the meaning set forth in Section 2.5(a).

        "Effective Time of the Subsidiary Merger" shall have the meaning set forth in Section 2.5(b).

        "Environmental Claim" means any Proceeding or Order arising: (a) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Substances or actual or alleged activity associated with any Hazardous Substances; (c) from any abatement, removal, remedial, corrective or other response action in connection with any Hazardous Substances, Environmental Law or other Order of any Governmental Entity; or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. Environmental Claim shall not include claims for coverage made in the Ordinary Course of Business by or against an insured pursuant to any Insurance Contract.

        "Environmental Law" means any applicable Law pertaining to: (a) the regulation and protection of human health and safety and the outdoor environment; (b) the protection or use of the environment and natural resources, including surface water and ground water; (c) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation, or handling of, or exposure to, any Hazardous Substances; or (d) pollution (including any release of Hazardous Substances into air, land, surface water, and ground water); and includes the following federal statutes (and their implementing regulations and the analogous state statutes and regulations): (i) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act; (ii) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984; and (iii) the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977.

        "Environmental Permit" means any permit, license, variance, certificate, consent, letter, clearance, closure, exemption, authorization, decision, action, or approval required to be obtained from any Governmental Entity with jurisdiction over and pursuant to any Environmental Law.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor Act and the rules and regulations thereunder or under any successor Law.

        "ERISA Controlled Group" means the group of companies that are required to be considered as one employer for ERISA purposes pursuant to the rules contained in Sections 414(b), 414(c), 414(m) of the Code and the first sentence of Section 414(o) of the Code.

        "ESPP" shall have the meaning set forth in Section 3.2(c).

        "ESPP Current Offering Period" shall have the meaning set forth in Section 3.2(c).

        "ESPP Termination Time" shall have the meaning set forth in Section 3.2(c).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Law, and the rules and regulations of the SEC promulgated thereunder or under any successor Law.

        "Exchange Agent" shall have the meaning set forth in Section 3.3(a).

        "Exchange Fund" shall have the meaning set forth in Section 3.3(a).

        "Expenses" shall have the meaning set forth in Section 10.3(b).

        "Financial Statements" means balance sheets, statements of income, and statements of cash flows, including all notes, schedules, exhibits, and other attachments thereto, whether consolidated, combined or separate, or audited or unaudited, or prepared in accordance with SAP or GAAP, as the case may be.

        "FTC" means the United States Federal Trade Commission or any successor agency.

        "GAAP" means United States generally accepted accounting principles as in effect from time to time applied consistently throughout the periods involved.

        "Governing Documents" means the Articles of Incorporation, as amended, and the Amended and Restated Bylaws of Harleysville Mutual.

        "Governmental Approvals" means the Core Governmental Approvals and the Consents or Filings identified or described in Section 4.4(b) of the Harleysville Mutual Disclosure Schedule and Section 5.4(b) of the HGI Disclosure Schedule.

        "Governmental Entity" means any government or political subdivision or regulatory authority (including of the United States of America), whether federal, state, or local, or any agency or instrumentality of any such government or political subdivision or regulatory authority, or any federal, state, or local court or arbitrator.

        "Harleysville Actuarial Analysis" means each and every actuarial report, and all attachments, supplements, addenda and modifications thereto prepared for or on behalf of Harleysville Mutual, any Harleysville Mutual Subsidiary, HGI, or any Subsidiary of HGI, by any Harleysville Actuary, or delivered by the Harleysville Actuaries to Harleysville Mutual, any Harleysville Mutual Subsidiary, HGI, or any Subsidiary of HGI, since December 31, 2008, in which a Harleysville Actuary has (a) either expressed an opinion on the adequacy of the reserves of Harleysville Mutual, any Harleysville Mutual Subsidiary, HGI, or any Subsidiary of HGI, or (b) expressed an opinion as to the adequacy of such premiums or made a recommendation as to the premiums that should be charged by Harleysville Mutual, any Harleysville Mutual Subsidiary, HGI, or any Subsidiary of HGI.

        "Harleysville Actuary" or "Harleysville Actuaries" means each actuary, independent or otherwise, that has reviewed, on behalf of Harleysville Mutual, any Harleysville Mutual Subsidiary, HGI, or any Subsidiary of HGI, the reserves for Losses and loss adjustment expenses of Harleysville Mutual, any Harleysville Mutual Subsidiary, HGI, or any Subsidiary of HGI, and/or its respective premium rates for Insurance Contracts in each of the years commencing after December 31, 2008.

        "Harleysville Decrease In Statutory Net Unrealized Losses" means the negative amount in the account titled "change in net unrealized capital gains (losses) less capital gains tax" calculated for the period August 31, 2011 through the last day of the month ending immediately prior to the Closing Date, consistent with Line 24, on page 4, titled "STATEMENT OF INCOME", of the Harleysville Mutual Insurance Company and Subsidiaries Combined Annual Statement for the year ended December 31, 2010, prepared as of the last day of the month ending immediately prior to the Closing Date and reflected in a certificate signed by the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of Harleysville Mutual dated as of the Closing Date. For the avoidance of doubt, Harleysville Decrease In Statutory Net Unrealized Gains (Losses) may represent only a number less than or equal to zero.

        "Harleysville Consolidated Surplus" means the statutory surplus of Harleysville Mutual and its property and casualty subsidiaries, the calculation of which shall conform to and be consistent with Line 37, "Surplus as regards policyholders", from the schedule on page 3, titled "LIABILITIES, SURPLUS AND OTHER FUNDS", of the Harleysville Mutual Insurance Company and Subsidiaries Combined Annual Statement for the year ended December 31, 2010, prepared as of the last day of the month ending immediately prior to the Closing Date and reflected in a certificate signed by the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of Harleysville Mutual dated as of the Closing Date.

        "Harleysville East" means the following: Connecticut, Delaware, District of Columbia, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Vermont and Virginia.

        "Harleysville Material Adverse Change" means a financial strength ratings downgrade by A.M. Best Company of the Harleysville property/casualty pooling members to B+ or lower.

        "Harleysville Mutual" shall have the meaning set forth in the introduction to this Agreement.

        "Harleysville Mutual Disclosure Schedule" means the disclosure schedule delivered by Harleysville Mutual to Nationwide Mutual, dated the date of this Agreement.

        "Harleysville Mutual Policyholder Information Statement" shall have the meaning set forth in Section 8.1(c).

        "Harleysville Mutual Real Property" means any real property in which Harleysville Mutual or any of its Affiliates holds a Lien, owns an interest, or actively manages.

        "Harleysville Mutual Reinsurance Treaties" means all reinsurance, coinsurance or similar treaties or agreements that could reasonably be expected to create a receivable or payable in excess of $1,000,000 per year, including retrocessional agreements, to which Harleysville Mutual or any Harleysville Mutual Subsidiary is a party.

        "Harleysville Mutual Subsidiary" or "Harleysville Mutual Subsidiaries" means the Subsidiaries of Harleysville Mutual and shall include any Affiliate or Subsidiary of Harleysville Mutual as to which Harleysville Mutual or a Harleysville Mutual Subsidiary has guaranteed any obligations or owns any interest; provided that HGI (nor any of its Subsidiaries) shall not be included within the definition of Harleysville Mutual Subsidiary.

        "Harleysville Parties" or "Harleysville Party" means Harleysville Mutual and HGI.

        "Harleysville Parties' Specific Representations" shall have the meaning set forth in Section 9.3(a).

        "Harleysville SAP Statements" shall have the meaning set forth in Section 4.5(a)(iv).

        "Hazardous Substances" means chemicals, products, compounds, by-products, pollutants, contaminants, hazardous or solid wastes, or toxic or hazardous substances regulated under any Environmental Law, including asbestos or asbestos-containing materials, polychlorinated biphenyls, pesticides and oils, petroleum and petroleum products.

        "HGI" shall have the meaning set forth in the introduction to this Agreement.

        "HGI Disclosure Schedule" means the disclosure schedule delivered by HGI to Nationwide Mutual, dated the date of this Agreement.

        "HGI Financial Statements" shall have the meaning set forth in Section 5.5(a).

        "HGI Interim Financial Statements" shall have the meaning set forth in Section 5.5(a).

        "HGI Real Property" means any real property in which HGI or any of its Subsidiaries or Affiliates holds a Lien, owns an interest, or actively manages.

        "HGI Reinsurance Treaties" means all reinsurance, coinsurance or similar treaties or agreements that could reasonably be expected to create a receivable or payable in excess of $1,000,000 per year, including retrocessional agreements, to which HGI or any HGI Subsidiary is a party.

        "HGI's SEC Documents" means all reports, schedules, proxy statements, forms, and other documents required to be filed by HGI with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, or any successor statute, and the rules and regulations promulgated thereunder, including pursuant to Section 13(a) or 15(d) thereof, from January 1, 2009 to the date of this Agreement (including the exhibits thereto and documents incorporated by reference therein).

        "HGI Stock Plans" shall have the meaning set forth in Section 3.2(a).

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor Law, and the rules and regulations promulgated thereunder or under any successor Law.

        "Indemnitees" shall have the meaning set forth in Section 7.7(a).

        "Information Statements" shall have the meaning set forth in Section 8.1(d).

        "Insurance Contract" means any Contract of insurance, including property and casualty insurance contracts, reinsurance contracts, variable annuity and fixed annuity Contracts or products, life insurance Contracts, funding agreements and any other Contract, agreement or product regulated by the insurance Laws of any jurisdiction.

        "Insurance License" means any License granted by a Governmental Entity to transact an insurance or reinsurance business, issue fixed or variable annuity Contracts or products, or issue life Insurance Contracts or property and casualty Insurance Contracts.

        "Intellectual Property" means (a) trademarks, service marks, brand names, trade dress, assumed names, trade names, and other indications of origin, together with the goodwill associated with the foregoing, along with all applications, registrations, renewals and extensions thereof; (b) inventions, discoveries, and ideas, whether patentable or not in any jurisdiction; (c) patents, applications for patents (including divisions, continuations, continuations in part, and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; (d) nonpublic information, trade secrets, and Confidential Information and rights in any jurisdiction to limit the use or disclosure thereof by any Person; (e) copyrights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith, and any renewals or extensions thereof; and (f) Computer Software.

        "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended, or any successor Law, and the rules and regulations of the SEC promulgated thereunder or under any successor Law.

        "Investment Assets" means bonds, notes, debentures, mortgage loans, collateral loans, and all other instruments of indebtedness, stocks, partnership, or joint venture interests, and all other equity interests (including equity interests in Subsidiaries or other Affiliates), real estate and leasehold and other interests therein, certificates issued by or interests in trusts, cash on hand and on deposit, personal property, and interests therein, and all other assets acquired for investment purposes.

        "Investment Company Act" means the Investment Company Act of 1940, as amended, or any successor Law, and the rules and regulations of the SEC promulgated thereunder, or under any successor Law.

        "IRCA" means the Immigration Reform and Control Act of 1986, as amended.

        "IRS" means the United States Internal Revenue Service or any successor agency, and, to the extent relevant, the United States Department of the Treasury.

        "Knowledge" means all matters with respect to which any such Person or its Affiliates have received written notice, or (a) as to the Harleysville Parties and their Subsidiaries, the actual knowledge of the officers of the Harleysville Parties and their Subsidiaries listed in Section 1.1(b) of the Harleysville Mutual Disclosure Schedule and Section 1.1(b) of the HGI Disclosure Schedule, and, with respect to each, the knowledge such Person would have following reasonable inquiry regarding such fact or other matter; and (b) as to the Nationwide Parties and their Subsidiaries, the actual knowledge of the officers of the Nationwide Parties and their Subsidiaries listed in Section 1.1(b) of the Nationwide Mutual Disclosure Schedule, and, with respect to each, the knowledge such Person would have following reasonable inquiry regarding such fact or other matter.

        "Law" means any applicable Order, constitution, Code, law, ordinance, principle of common law, rule, regulation, statute, treaty, judgment, or any binding judicial or administrative interpretation thereof, enacted, promulgated, issued, enforced, or entered by any Governmental Entity.

        "Liability" means a liability, obligation, claim, or cause of action (of any kind or nature whatsoever, whether absolute, accrued, contingent, or other, and whether known or unknown), including any liability, obligation, claim, or cause of action arising pursuant to or as a result of an Insurance Contract or pursuant to any Environmental Claim.

        "License" means a license, certificate of authority, franchise, permit, or other authorization to transact an activity or business, whether granted by a Governmental Entity or by any other Person.

        "Lien" means a lien, mortgage, hypothecation, deed of trust, deed to secure debt, option, pledge, security interest, charge, claim, levy, or other encumbrance of any kind.

        "Losses" means all losses, claims, damages, costs, expenses, Liabilities and judgments, including court costs and attorneys' fees.

        "Material Adverse Effect" means any event, occurrence, fact, condition, change, circumstance, development, or effect of any character that (a) is or would reasonably be expected to be, individually or in the aggregate, materially adverse to the Business, Assets, Liabilities, results of operations or condition (financial or otherwise) of such Person or (b) would prevent or materially impair or delay the ability of such Person to consummate the Transactions or otherwise prevent the Person from performing its obligations under the Transaction Documents, except to the extent that such event, occurrence, fact, condition, change, circumstance, development, or effect results from: (1) general economic or political conditions or changes therein; (2) changes in, or events affecting, the industries in which such Person operates; (3) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of war, or the occurrence of acts of terrorism, except in the event, and only to the extent, of any damage or destruction to or loss of such Person's, or its Subsidiaries', physical properties; (4) any change in GAAP, or in the interpretation thereof, as imposed upon such Person, its Subsidiaries, or its respective Businesses or any change in Law, or in the interpretation thereof; (5) any event, occurrence, fact, condition, change, development, or effect resulting from compliance by such Person, or its Subsidiaries with the terms of this Agreement and the Transaction Documents; or (6) earthquakes, hurricanes or other natural disasters; provided, that in the cases of clauses (1) through (3) and (6), any such event, occurrence, fact, condition, change, circumstance, development, or effect which disproportionately adversely affects (i) such Person or its Subsidiaries relative to other participants in the industries in which such Person or its Subsidiaries operate shall not be excluded from the determination of whether there has been a Material Adverse Effect or (ii) the ability of such Person or its Subsidiaries to timely consummate the Transactions, and provided, further, that the exceptions in clauses (1) through (5) shall apply only to the extent such event, occurrence, fact condition, change, circumstance, development, or effect does not relate only to (or have the effect of relating only to) the Harleysville Parties or their respective Subsidiaries. The Person claiming the exceptions in clauses (1) through (6) shall bear the burden of proof that any such event, occurrence, fact, condition, change, circumstance, development, or effect was caused by any of clauses (1) through (6). Notwithstanding the foregoing, any Proceeding(s) by a third party other than a Governmental Entity related to the Transactions shall not constitute a Material Adverse Effect.

        "Maximum Premium" shall have the meaning set forth in Section 7.7(b).

        "Meeting Notices" shall have the meaning set forth in Section 8.1(b).

        "Member" means, as to Nationwide Mutual, each policyholder of Nationwide Mutual entitled to vote upon this Agreement as provided in Section 3941.07 of the Ohio Insurance Law, and, as to Harleysville Mutual, each policyholder of Harleysville Mutual who, as a member of Harleysville Mutual under its Governing Documents, is entitled to vote upon the Parent Merger as provided under Pennsylvania Insurance Law and the Pennsylvania BCL.

        "Merger Consideration" shall have the meaning set forth in Section 3.1(b).

        "Merger Sub" shall have the meaning set forth in the introduction of this Agreement.

        "Mergers" shall have the meaning set forth in the Recitals to this Agreement.

        "NAIC" means the National Association of Insurance Commissioners.

        "Nationwide Benefit Plan" shall have the meaning set forth in Section 6.1(n)(i).

        "Nationwide Mutual" shall have the meaning set forth in the introduction to this Agreement.

        "Nationwide Mutual Policyholder Information Statement" shall have the meaning set forth in Section 8.1(d).

        "Nationwide Mutual SAP Statements" shall have the meaning set forth in Section 6.1(d)(iv).

        "Nationwide Mutual Subsidiaries" means the Subsidiaries of Nationwide Mutual.

        "Nationwide Parties" or "Nationwide Party" means Nationwide Mutual and Merger Sub.

        "Nationwide Parties' Specific Representations" shall have the meaning set forth in Section 9.2(a).

        "Nationwide Surplus" means the statutory surplus of Nationwide Mutual and its property and casualty affiliates, the calculation of which shall conform to and be consistent with Line 37, "Surplus as regards policyholders", from the schedule on page 3, titled "LIABILITIES, SURPLUS AND OTHER FUNDS", of the Nationwide Mutual Combined Annual Statement for the year ended December 31, 2010, prepared as of the last day of the month ending immediately prior to the Closing Date and reflected in a certificate signed by the Chief Executive Officer and Chief Financial Officer of Nationwide Mutual dated as of the Closing Date.

        "Notices" shall have the meaning set forth in Section 11.1.

        "NPL" means the National Priority List.

        "Ohio Insurance Law" means Title 39 of the Ohio Revised Code, as amended, and the rules and regulations promulgated thereunder.

        "Ohio Superintendent" means the Superintendent of Insurance of the State of Ohio.

        "Option" shall have the meaning set forth in Section 3.2(a).

        "Option Cancellation Consideration" shall have the meaning set forth in Section 3.2(a).

        "Order" means an order, including an order to show cause, writ, ruling, decision, award, verdict, judgment, directive, injunction, or decree of any Governmental Entity.

        "Ordinary Course of Business" means the ordinary and usual course of day-to-day operations of the Business of each of the Parties and their Subsidiaries through the Effective Time consistent with past custom and practice (including with respect to quantity and frequency).

        "Outside Date" shall have the meaning set forth in Section 10.1(b).

        "Parent Merger" shall have the meaning set forth in the Recitals to this Agreement.

        "Parties" or "Party" shall have the meanings set forth in the introduction to this Agreement.

        "Pennsylvania Articles of Merger" means the articles of merger in such form as required by, and executed and acknowledged in accordance with the relevant provisions of the Pennsylvania BCL.

        "Pennsylvania Attorney General" means the Attorney General of the Commonwealth of Pennsylvania.

        "Pennsylvania BCL" means the Pennsylvania Business Corporation Law of 1988, as amended, 15 Pa.C.S.A sec. 501 et seq.

        "Pennsylvania Commissioner" means the Commissioner of Insurance of the Commonwealth of Pennsylvania.

        "Pennsylvania Insurance Law" means all Laws and notices of the Commonwealth of Pennsylvania or any Governmental Entity thereof that are applicable to the business of insurance or the regulation of insurance holding companies, including Title 40 of Pennsylvania Consolidated Statutes, the Pennsylvania BCL, and the GAA Amendments.

        "Pennsylvania Secretary of the Commonwealth" means the Secretary of State of the Commonwealth of Pennsylvania.

        "Permitted Liens" means, as to a Party hereto: (a) those Liens set forth in the Nationwide Mutual Disclosure Schedule, the Harleysville Mutual Disclosure Schedule or the HGI Disclosure Schedule, as applicable, or otherwise approved in writing by the other Parties, (b) any Lien that is set forth in the public records or in title reports or title insurance binders that have been made available to the other Parties relating to any interest in the real property set forth in the Nationwide Mutual Disclosure Schedule, the Harleysville Mutual Disclosure Schedule, or the HGI Disclosure Schedule, as applicable, (c) Liens for water and sewer charges and current Taxes not yet due and payable or being contested in good faith, (d) Liens arising from securities lending activities undertaken in the Ordinary Course of Business of a Person, (e) mortgages or security interests shown in any of the Parties' SAP Statements or the HGI Financial Statements or HGI Interim Financial Statements, as the case may be, as securing specified Liabilities, (f) mortgages or security interests incurred in connection with the purchase of Assets in the Ordinary Course of Business after the date of any of the Parties' SAP Statements or the HGI Financial Statements or HGI Interim Financial Statements, as the case may be (such mortgages and security interests being limited to the Assets so acquired), (g) minor imperfections of title, if any, none of which is substantial in amount or materially detracts from the value or impairs the use of the real property subject thereto, (h) zoning Laws and other land use restrictions that do not materially impair the present or anticipated use of the real property subject thereto, and (i) other Liens (including mechanic's, courier's, worker's, repairer's, materialman's, warehouseman's, and other similar Liens) arising or incurred in the Ordinary Course of Business as would not, individually or in the aggregate, materially adversely affect the value of, or materially adversely interfere with the use of, the real property subject thereto.

        "Person" means an individual, corporation, partnership, association, joint stock company, limited liability company, Governmental Entity, trust, joint venture, labor union, estate, unincorporated organization, or other entity.

        "Pooling Agreement" means that certain Proportional Reinsurance Agreement, effective as of January 1, 1986, as amended, by and among HGI's property and casualty Subsidiaries, Harleysville Mutual, and the other parties thereto.

        "Proceeding" or "Proceedings" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by either private arbitration, mediation or litigation, or by or before, or otherwise involving, any Governmental Entity, other than any of the foregoing which relate to claims made in the Ordinary Course of Business pursuant to any Insurance Contract.

        "Producer" means any insurance agent, third-party administrator, marketer, underwriter, wholesaler, broker, producer, reinsurance intermediary or distributor of insurance or any insurance product.

        "Proxy Statement" shall have the meaning set forth in Section 8.2(a)(ii).

        "Quarterly Statements" means, with respect to any Person, the quarterly statements of such Person filed with or submitted to the insurance Governmental Entity in the jurisdiction in which such Person is domiciled on forms prescribed or permitted by such Governmental Entity.

        "Rating Agencies" shall have the meaning set forth in Section 4.21.

        "Representative" means, with respect to any Person, such Person's officers, directors, employees, agents, and representatives (including any investment banker, financial advisor, accountant, legal counsel, agent, representative, or expert retained by or acting on behalf of such Person or its Subsidiaries).

        "Risk-Based Capital" means the minimum amount of capital required to support insurance business operations and to underwrite coverage.

        "Risk-Based Capital Reports" shall have the meaning set forth in Section 4.25.

        "SAP" means statutory accounting practices prescribed by the NAIC and prescribed or permitted by the applicable insurance Governmental Entity applied on a consistent basis.

        "SAP Statements" means Annual Statements and Quarterly Statements.

        "Sarbanes-Oxley Act" shall have the meaning set forth in Section 5.24(a).

        "SEC" means the United States Securities and Exchange Commission or any successor agency.

        "Securities Act" shall have the meaning set forth in Section 5.24(a).

        "Spread" shall have the meaning set forth in Section 3.2(a).

        "Stock-Based Consideration" shall have the meaning set forth in Section 3.2(b).

        "Structured Products" means (a) notes or other instruments secured by collateral consisting primarily of debt securities and/or other types of debt obligations, including loans and credit default swaps, (b) securities whose benefits are derived from a discreet pool of assets, either fixed or revolving, that are acquired with the intention to convert into cash within a finite period of time under a recognized securitization program sponsored by any of the Harleysville Parties or their Affiliates, or (c) any other similar market-linked investment.

        "Subsidiary" means, with respect to any Person, an Affiliate of such Person, more than 50% of any class of voting stock (or of any other form of voting equity interest in the case of a Person that is not a corporation) of which is beneficially owned by the Person directly or indirectly through one or more other Persons.

        "Subsidiary Merger" shall have the meaning set forth in the Recitals to this Agreement.

        "Superior Proposal" means a bona fide, unsolicited written Alternative Transaction Proposal made by a third party (other than an Affiliate of the Harleysville Parties) and received by the Board of Directors of HGI and that such Board of Directors determines in good faith, after consultation with its outside legal counsel and independent financial adviser, and taking into account all legal, financial, regulatory, timing, and other aspects of the proposal and the Person making the proposal, that: (a) is reasonably likely to be consummated on the terms proposed, (b) if the per-share consideration is to be paid in cash, to the extent financing is required, such financing is then fully committed, (c) the per-share consideration offered is either payable solely in cash denominated in U.S. Dollars and/or marketable securities traded on a national securities exchange or NASDAQ and is greater than the Merger Consideration, and (d) is otherwise on terms that in the reasonable opinion of the Board of Directors of HGI will result in a more favorable transaction to the public stockholders of HGI than the Transactions; provided, however, that for purposes of this definition of "Superior Proposal", the term Alternative Transaction Proposal shall have the meaning assigned to such term herein, except that all references to 20% in the definition of "Alternative Transaction" when it is used in the definition of Alternative Transaction Proposal shall be deemed to be a reference to 100%.

        "Surviving Company" shall have the meaning set forth in Section 2.1(a).

        "Surviving Subsidiary" shall have the meaning set forth in Section 2.1(b).

        "Tax" means any federal, state, county, local, or foreign taxes, charges, fees, levies, or other assessments, including all net income, gross income, premiums, sales and use, ad valorem, transfer, gains, profits, windfall profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, employment, disability, payroll, license, estimated, stamp, custom duties, severance or withholding taxes, other taxes, or similar charges of any kind whatsoever imposed by any Governmental Entity and includes any interest and penalties (civil or criminal) on or additions to any such taxes.

        "Tax Return" means a report, return, statement or other information required under any applicable Law to be filed or provided to any taxing authority with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes, Nationwide Mutual or any Nationwide Mutual Subsidiary on the one hand, or Harleysville Mutual or any Harleysville Mutual Subsidiary on the other hand, and any unitary or similar return, information return, claim for refund, amended return or declaration of estimated Tax.

        "Tax Ruling" means a written ruling of a taxing authority relating to Taxes.

        "Termination Fee" shall have the meaning set forth in Section 10.3(a).

        "Transactions" means the transactions contemplated by this Agreement, including the Mergers as set forth in the Recitals to this Agreement.

        "Transaction Documents" means this Agreement and the Voting Agreement.

        "Treasury Regulation" means the regulations promulgated by the United States Department of the Treasury pursuant to the Code.

        "Voting Agreement" shall have the meaning set forth in the Recitals to this Agreement.

ARTICLE II

THE MERGERS

        Section 2.1    The Mergers.     Upon the terms of this Agreement and subject to the satisfaction of the conditions set forth herein:

          (a)   At the Effective Time of the Parent Merger, Harleysville Mutual shall be merged with and into Nationwide Mutual, in accordance with the applicable provisions of the Laws of the State of Ohio and the Commonwealth of Pennsylvania, and the separate corporate existence of Harleysville Mutual shall thereupon cease. Nationwide Mutual, which will be the surviving company (hereinafter sometimes referred to as the "Surviving Company"), shall continue its corporate existence under the Laws of the State of Ohio under the name "Nationwide Mutual Insurance Company." Throughout this Agreement, the term "Nationwide Mutual" refers to Nationwide Mutual prior to the Parent Merger or to Nationwide Mutual as the surviving corporation in the Parent Merger, as the context requires.

          (b)   At the Effective Time of the Subsidiary Merger, Merger Sub shall be merged with and into HGI, in accordance with the applicable provisions of the Laws of the State of Delaware, and the separate corporate existence of Merger Sub shall thereupon cease. HGI, which shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Subsidiary"), shall continue its corporate existence under the Laws of the State of Delaware under the name "Harleysville Group Inc." Throughout this Agreement, the term "HGI" refers to HGI prior to the Subsidiary Merger or to HGI as the surviving corporation in the Subsidiary Merger, as the context requires.

        Section 2.2    Effect of the Parent Merger.

          (a)    Governing Documents.    At the Effective Time of the Parent Merger, (i) the Articles of Incorporation of Nationwide Mutual, as in effect immediately prior to the Parent Merger will be the Articles of Incorporation of the Surviving Company in the Parent Merger, until thereafter amended as provided by Law and such Articles of Incorporation, and (ii) the Code of Regulations of Nationwide Mutual, as in effect immediately prior to the Parent Merger, will be the Code of Regulations of the Surviving Company in the Parent Merger, until thereafter amended as provided by Law, the Articles of Incorporation, and the Code of Regulations.

          (b)    Board of Directors and Officers.

              (i)  The directors of Nationwide Mutual immediately prior to the Effective Time of the Parent Merger shall be the directors of the Surviving Company at and immediately following the Effective Time of the Parent Merger, each of such directors to hold office, subject to the applicable provisions of the Articles of Incorporation and Code of Regulations of the Surviving Company, until his or her successor is duly elected and qualified, or his or her earlier death, resignation, or removal in accordance with the Articles of Incorporation and Code of Regulations of the Surviving Company.

             (ii)  The officers of Nationwide Mutual immediately prior to the Effective Time of the Parent Merger shall be the officers of the Surviving Company at and immediately following the Effective Time, each of such officers to hold their respective offices, subject to the applicable provisions of the Articles of Incorporation and Code of Regulations of the Surviving Company, until his or her successor is duly elected and qualified, or his or her earlier death, resignation, or removal in accordance with the Articles of Incorporation and Code of Regulations of the Surviving Company.

          (c)    Members.    At the Effective Time of the Parent Merger, the policyholders of Harleysville Mutual will become policyholders of Nationwide Mutual and, as such, will become members of

  Nationwide Mutual and will have the same voting, liquidation and distribution rights with respect to Nationwide Mutual as the other policyholders of Nationwide Mutual.

          (d)    Law.    Subject to the foregoing, the Parent Merger shall have the effects provided for in Section 3941.42 of the Ohio Insurance Law and Section 1929 of the Pennsylvania BCL.

        Section 2.3    Effect of the Subsidiary Merger.

          (a)    Governing Documents.    At the Effective Time of the Subsidiary Merger, (i) the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Subsidiary Merger, will be the Certificate of Incorporation of the Surviving Subsidiary until thereafter amended as provided by Law and such Certificate of Incorporation, and (ii) the Bylaws of Merger Sub, as in effect immediately prior to the Subsidiary Merger, shall be the Bylaws of the Surviving Subsidiary until thereafter amended as provided by Law, the Certificate of Incorporation of the Surviving Subsidiary, and such Bylaws.

          (b)    Board of Directors and Officers.

              (i)  The directors of Merger Sub immediately prior to the Effective Time of the Subsidiary Merger shall be the directors of the Surviving Subsidiary immediately following the Effective Time of the Subsidiary Merger, each of such directors to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Subsidiary, until his or her successor is duly elected and qualified, or his or her earlier death, resignation, or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Subsidiary.

             (ii)  The officers of HGI immediately prior to the Effective Time of the Subsidiary Merger shall be the officers of the Surviving Subsidiary at and immediately following the Effective Time of the Subsidiary Merger, each of such officers to hold the respective office set forth opposite his name, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Subsidiary, until his or her successor is duly elected and qualified, or his or her earlier death, resignation, or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Subsidiary.

          (c)    Law.    Subject to the foregoing, the Subsidiary Merger shall have the effect provided for in Section 259 of the DGCL.

        Section 2.4    Closing.     Unless this Agreement shall have been terminated and the Transactions shall have been abandoned pursuant to Section 10.1, and subject to the satisfaction or waiver of the conditions set forth in Article IX, the "Closing Date" shall be the first (1st) day of the month following the month in which the last of such conditions set forth in Article IX shall have been fulfilled or waived in accordance with this Agreement. Notwithstanding Section 11.13, the closing of the Mergers (the "Closing") will take place at 10:00 a.m., New York City time, on the Business Day immediately preceding the Closing Date, at the offices of Jones Day, 325 John H. McConnell Boulevard, Columbus, Ohio 43215, unless another date, time or place is agreed to in writing by the Parties hereto.

        Section 2.5    Effective Times.     As soon as is practicable following the execution of this Agreement, the Parties shall cause this Agreement to be filed with the Ohio Superintendent in accordance with Section 3941.38(A) of the Ohio Insurance Law and the regulations promulgated thereunder and with the Pennsylvania Commissioner in accordance with Section 40 P.S. 991.1402 with respect to the Pennsylvania Insurance Law and the regulations promulgated thereunder.

          (a)    Parent Merger.    Subject to the conditions set forth in Article IX of this Agreement, immediately following the Closing, Nationwide Mutual and Harleysville Mutual shall cause written notice designating the effective time of the Parent Merger as 12:01 a.m. on the Closing Date (the "Effective Time of the Parent Merger") to be delivered to the Ohio Superintendent pursuant to

  Section 3941.41 of the Ohio Revised Code and the Pennsylvania Articles of Merger to be filed with the Pennsylvania Secretary of the Commonwealth, and the Parent Merger shall become effective at the Effective Time; provided, however, the Effective Time of the Parent Merger shall not be more than one (1) year from the date of approval of the Parent Merger by the Ohio Superintendent. Upon the terms and subject to the conditions of this Agreement, Nationwide Mutual and Harleysville Mutual will use all reasonable efforts to assure that the filings contemplated hereby are made, and the Effective Time of the Parent Merger occurs on the Closing Date, as soon as is practicable in accordance with the terms of this Agreement.

          (b)    Subsidiary Merger.    Subject to the conditions set forth in Article IX of this Agreement, immediately following the Closing, Merger Sub and HGI shall cause the Delaware Certificate of Merger to be filed with the Delaware Secretary of State, designating the effective time of the Subsidiary Merger as 12:02 a.m. on the Closing Date (the "Effective Time of the Subsidiary Merger"), and the Subsidiary Merger shall occur immediately after the Parent Merger.

          (c)    Construction.    The term "Effective Time" when used without qualification with respect to the Parent Merger and the Subsidiary Merger (or in relation to any of the respective Parties thereto) shall mean the Effective Time of the Parent Merger and the Effective Time of Subsidiary Merger, respectively.

ARTICLE III

TREATMENT OF SHARES

        Section 3.1    Effect on Capital Stock.     At the Effective Time of the Subsidiary Merger, by virtue of the Subsidiary Merger and without any action on the part of any stockholder of Merger Sub or stockholders of HGI:

          (a)    Stock Owned by the Surviving Company.    Each share of common stock of HGI owned by the Surviving Company issued and outstanding immediately prior to the Effective Time of the Subsidiary Merger shall remain outstanding and owned by the Surviving Company.

          (b)    Stock Not Owned by the Surviving Company.    Each issued and outstanding share of common stock of HGI, excluding any restricted stock held by any officer, director or employee of HGI pursuant to a HGI Stock Plan, which restricted stock will be handled in accordance with Section 3.2(b) hereof, that is not owned by the Surviving Company immediately prior to the Effective Time of the Subsidiary Merger shall be converted into the right to receive $60.00 in cash (the "Merger Consideration"). All such shares of HGI, when converted shall no longer be considered outstanding and shall automatically be cancelled and retired and shall cease to exist, and each Certificate previously evidencing such shares shall thereafter represent only the right to receive the Merger Consideration. The holders of Certificates previously evidencing shares of HGI outstanding immediately prior to the Effective Time of the Subsidiary Merger shall cease to have any rights with respect to HGI except as otherwise provided herein and, upon the surrender of such Certificates, shall have only the right to receive for their shares of HGI the Merger Consideration, without any interest thereon. Each share of common stock of HGI held in the treasury of HGI immediately prior to the Effective Time of the Subsidiary Merger shall automatically be cancelled and retired and shall cease to exist and no consideration shall be paid in exchange for such shares.

          (c)    Stock of Merger Sub.    Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Subsidiary Merger shall automatically be cancelled and retired and shall cease to exist.

        Section 3.2    HGI Stock Options and Related Matters.

          (a)   As of and subject to the occurrence of the Effective Time of the Subsidiary Merger, each outstanding option, warrant, or similar right (including any related stock appreciation right) (an "Option") issued, awarded, or granted pursuant to any plan, agreement, or arrangement of HGI or any Subsidiary of HGI and entitling the holder thereof to purchase one or more shares of HGI or to acquire or purchase any restricted stock, restricted stock unit, performance stock unit, deferred stock unit or other right, contingent or accrued, to acquire or receive shares or benefits measured by the value of such shares under any stock incentive plans or stock award plan of HGI, including those identified on Section 3.2(a) of the HGI Disclosure Schedule (the "HGI Stock Plans") shall, as of the Effective Time of the Subsidiary Merger, become fully vested regardless of the vesting schedule contained in any Option agreement or any of the HGI Stock Plans. At the Effective Time of the Subsidiary Merger, after giving effect to any such vesting, each Option shall be cancelled, and each holder of a cancelled Option shall be entitled to receive, in consideration for the cancellation of such Option, an amount in cash equal to the result obtained when the number of shares of HGI with respect to which such cancelled Option has not been exercised as of the cancellation of such Option is multiplied by the excess of the Merger Consideration over the exercise price per share of such cancelled Option (such result obtained, the "Spread"). The total consideration to be paid for the cancellation of all Options is hereinafter referred to as the "Option Cancellation Consideration". The amount of Option Cancellation Consideration to be delivered to the holder of any such Options shall be subject to reduction to satisfy applicable withholding Tax obligations. With respect to each such Option, HGI shall, in cooperation with Nationwide Mutual and its Representatives, take, or cause to be taken, prior to the Effective Time of the Subsidiary Merger, all such action so that each such Option shall be automatically cancelled as of the Effective Time of the Subsidiary Merger and the holders of each such Option shall be entitled to receive from the Surviving Subsidiary, at the Effective Time of the Subsidiary Merger or as soon as practicable thereafter, only an amount in cash equal to the Spread, if any, in exchange for the cancellation of such Option, subject in each case to applicable withholding Tax obligations.

          (b)   (i) Each restricted stock, restricted stock unit award, each performance stock unit award, each deferred stock unit award, and each other right, contingent or accrued, to acquire or receive shares or benefits measured by the value of such shares, and each award of any kind consisting of shares that may be held, awarded, outstanding, payable or reserved for issuance under any HGI Stock Plan, other than Options (each, a "Company Stock Award"), that is outstanding immediately prior to the Effective Time of the Subsidiary Merger (for the avoidance of doubt, excluding any rights under the ESPP) shall, to the extent then unvested, immediately vest and become nonforfeitable, and (ii) each Company Stock Award that is outstanding immediately prior to the Effective Time of the Subsidiary Merger shall be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares in respect of such Company Stock Award multiplied by (B) the Merger Consideration, less any Taxes required to be withheld in accordance with Section 3.3(i) (the "Stock-Based Consideration"). The Stock-Based Consideration will be paid as promptly as reasonably practicable after the Effective Time of the Subsidiary Merger (and no later than fifteen (15) Business Days after the Effective Time of the Subsidiary Merger), except, in each case, as otherwise required under the applicable HGI Stock Plans or any payment election made by an individual award holder in respect of the applicable Company Stock Award. The Parties intend that all payments of Stock-Based Consideration will comply with or be exempt from the provisions of Section 409A of the Code.

          (c)   Following the date of this Agreement, no new offering period will be commenced under the HGI Amended and Restated Employee Stock Purchase Plan (the "ESPP"). The offering period under the ESPP that is in effect as of the date of this Agreement (the "ESPP Current Offering Period") will terminate as set forth in the ESPP or, if earlier, immediately prior to the

  Effective Time of the Subsidiary Merger (such earlier time, the "ESPP Termination Time"). Any funds accumulated under the ESPP during the ESPP Current Offering Period will be used, as of the ESPP Termination Time, to acquire shares of common stock of HGI in accordance with the terms of the ESPP. As of the Effective Time, the ESPP will be terminated.

          (d)   Following the date of this Agreement, no new offering period will be commenced under the HGI Agency Stock Purchase Plan (the "ASPP"). The offering period under the ASPP that is in effect as of the date of this Agreement (the "ASPP Current Offering Period") will terminate as set forth in the ASPP or, if earlier, immediately prior to the Effective Time (such earlier time, the "ASPP Termination Time"). Any funds accumulated under the ASPP during the ASPP Current Offering Period will be used, as of the ASPP Termination Time, to acquire shares of common stock of HGI in accordance with the terms of the ASPP. As of the Effective Time, the ASPP will be terminated.

        Section 3.3    Payment for Shares of HGI.

          (a)   Prior to the Effective Time of the Subsidiary Merger, Merger Sub shall appoint a firm of national reputation to act as exchange agent (the "Exchange Agent"). At or prior to the Effective Time of the Subsidiary Merger, Nationwide Mutual shall deposit, or Nationwide Mutual shall otherwise take all steps necessary to cause to be deposited, with the Exchange Agent in an account (the "Exchange Fund") the aggregate consideration to which stockholders of HGI other than the Surviving Company, holders of Options, and holders of Company Stock Awards shall be entitled at the Effective Time of the Subsidiary Merger pursuant to Section 3.1(b).

          (b)   Promptly after the Effective Time of the Subsidiary Merger, Merger Sub shall cause the Exchange Agent to mail to each record holder (other than the Surviving Company) of certificates (the "Certificates") that immediately prior to the Effective Time of the Subsidiary Merger represented shares of HGI, a form of letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent. Prior to the Effective Time, Merger Sub and HGI shall cooperate to establish procedures with the Exchange Agent and the Depository Trust Company ("DTC") to ensure that (i) if the Closing occurs at or prior to 11:30 a.m. (New York time) on the Closing Date, the Exchange Agent will transmit to DTC or its nominees on the Closing Date an amount in cash in immediately available funds equal to the number of shares of HGI held of record by DTC or such nominee immediately prior to the Effective Time multiplied by the Merger Consideration (such amount, the "DTC Payment"), and (ii) if the Closing occurs after 11:30 a.m. (New York time) on the Closing Date, the Exchange Agent will transmit to DTC or its nominees on the first (1st) Business Day after the Closing Date an amount in cash in immediately available funds equal to the DTC Payment.

          (c)   In effecting the payment of the Merger Consideration with respect to shares of HGI represented by Certificates entitled to payment of the Merger Consideration pursuant to Section 3.1(b) (the "Cashed Shares"), upon the surrender of each such Certificate, the Exchange Agent shall pay the record holder of such Certificate the Merger Consideration multiplied by the number of Cashed Shares, in consideration therefor. Upon such payment such Certificate shall forthwith be cancelled.

          (d)   From and after the Effective Time of the Subsidiary Merger until surrendered in accordance with Section 3.3(c), each Certificate representing shares of HGI (other than shares owned by the Surviving Company) shall represent solely the right to receive the Merger Consideration relating thereto. No interest or dividends shall be paid or accrued on the Merger Consideration. If the Merger Consideration (or any portion thereof) is to be delivered to any Person other than the Person in whose name the Certificate formerly representing shares of HGI surrendered therefor is registered, it shall be a condition to the right to receive such Merger Consideration that the Certificate so surrendered be properly endorsed or otherwise be in proper form for transfer and that the Person surrendering such shares of HGI shall pay to the Exchange Agent any transfer or other Taxes required by reason of the payment of the Merger Consideration to a Person other than the record holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not applicable.

          (e)   Promptly following the date that is one hundred eighty (180) days after the Effective Time of the Subsidiary Merger, the Exchange Agent shall deliver to the Surviving Subsidiary all cash, Certificates and other documents in its possession relating to the Transactions, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of HGI may surrender such Certificate to the Surviving Subsidiary and (subject to applicable abandoned property, escheat, and similar Laws) receive in consideration therefor the Merger Consideration relating thereto without any interest or dividends thereon.

          (f)    After the Effective Time of the Subsidiary Merger, there shall be no transfers on the stock transfer books of the Surviving Subsidiary of any shares of HGI that were outstanding immediately prior to the Effective Time of the Subsidiary Merger other than shares owned by the Surviving Company immediately prior to the Effective Time of the Subsidiary Merger. If, after the Effective Time of the Subsidiary Merger, Certificates formerly representing shares of HGI are presented to the Surviving Subsidiary or the Exchange Agent, they shall be surrendered and cancelled in return for the payment of the Merger Consideration relating thereto, as provided in this Article III.

          (g)   None of HGI, Merger Sub, or the Exchange Agent shall be liable to any Person in respect of any cash from the Exchange Fund delivered to a public official in good faith pursuant to any applicable abandoned property, escheat, or similar Law.

          (h)   If any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by the Surviving Subsidiary, the provision of reasonable and customary indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen, or destroyed Certificate the Merger Consideration payable to such Person pursuant to this Agreement.

          (i)    The Surviving Subsidiary shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Options, Company Stock Awards or shares of HGI such amounts as the Surviving Subsidiary is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local, or foreign Tax Law. To the extent that amounts are so withheld by the Surviving Subsidiary, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of HGI with respect to which such deduction and withholding was made by the Surviving Subsidiary.

        Section 3.4    Dissenting Shares.

          (a)   Notwithstanding any provision of this Agreement to the contrary, shares of common stock of HGI that are outstanding immediately prior to the Effective Time of the Subsidiary Merger and that are held by stockholders of HGI who shall have neither voted in favor of the Subsidiary Merger nor consented thereto in writing and who shall have demanded properly in writing appraisal for such common stock of HGI in accordance with Section 262 of the DGCL (collectively, the "Dissenting Shares") shall not be converted into, or represent the right to receive, the Merger Consideration. Such stockholders of HGI shall be entitled to receive payment of the appraised value of such shares of common stock of HGI held by them in accordance with the provisions of such Section 262 of the DGCL, except that all Dissenting Shares held by stockholders of HGI who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares of common stock of HGI under such Section 262 of the DGCL shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time of the Subsidiary Merger, the right to receive the Merger Consideration, without any interest thereon, upon surrender, in the manner provided in Section 3.3, of the

  Certificate or Certificates (or Book-Entry Shares, as applicable) that formerly evidenced such shares of common stock of HGI.

          (b)   HGI shall give Merger Sub (i) prompt notice of any demands for appraisal received by HGI, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by HGI and (ii) the opportunity to direct all negotiations and Proceedings with respect to demands for appraisal under the DGCL. HGI shall not, except with the prior written consent of Merger Sub, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF HARLEYSVILLE MUTUAL

        As an inducement to the Nationwide Parties to enter into this Agreement, Harleysville Mutual hereby represents and warrants to the Nationwide Parties that, except as set forth in the items set forth in the Harleysville Mutual Disclosure Schedule (it being acknowledged and agreed by the Nationwide Parties that any matter set forth in any section or subsection of the Harleysville Mutual Disclosure Schedule will be deemed to be disclosed for all purposes of this Agreement and all other sections and subsections of the Harleysville Mutual Disclosure Schedule to which it is readily apparent that the matters so disclosed are applicable, but will expressly not be deemed to constitute an admission by Harleysville Mutual or any Harleysville Mutual Subsidiary, or otherwise to imply, that any such matter rises to the level of a Material Adverse Effect or is otherwise material for purposes of this Agreement or the Harleysville Mutual Disclosure Schedule):

        Section 4.1    Organization and Qualification.

          (a)   Harleysville Mutual is a mutual insurance company duly organized, validly existing, and in good standing under the Laws of the Commonwealth of Pennsylvania, and has all requisite corporate power and authority to conduct its Business as it is currently being conducted. Each of the Harleysville Mutual Subsidiaries is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or formation, and has all requisite power and authority to conduct its Business as it is currently being conducted, except as would not have individually or in the aggregate, a Material Adverse Effect. Each of Harleysville Mutual and the Harleysville Mutual Subsidiaries is duly qualified to do Business, and is in good standing, in the respective jurisdictions where the character of its Assets, owned, operated or leased, or the nature of its Business, makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. Each of the Harleysville Mutual Subsidiaries is listed in Section 4.1(a) of the Harleysville Mutual Disclosure Schedule.

          (b)   Harleysville Mutual and each Harleysville Mutual Subsidiary (i) possesses an Insurance License in each jurisdiction in which it is required to possess an Insurance License, and (ii) is duly authorized in its jurisdiction of incorporation and each other applicable jurisdiction to write each line of business reported as being specified in the Harleysville SAP Statements. All such Insurance Licenses, including authorizations to transact reinsurance, are in full force and effect without amendment, limitation, or restriction, other than as described in Section 4.1(b) of the Harleysville Mutual Disclosure Schedule, and Harleysville Mutual has no Knowledge of any event, inquiry or Proceeding which is reasonably likely to lead to the revocation, amendment, failure to renew, limitation, suspension, or restriction of any such Insurance License.

          (c)   Copies of the Articles of Incorporation and Bylaws of Harleysville Mutual have been made available to Nationwide Mutual, and copies of the Articles of Incorporation and Bylaws (and other comparable organizational documents, if any) of each of the Harleysville Mutual Subsidiaries have been made available to Nationwide Mutual, and such copies are true and complete as of the date of this Agreement.

          (d)   Harleysville Mutual and each of the Harleysville Mutual Subsidiaries does not directly or indirectly beneficially own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity that directly or indirectly conducts any activity which is material to Harleysville Mutual or each of the Harleysville Mutual Subsidiaries, other than (i) the Harleysville Mutual Subsidiaries, HGI, and the Subsidiaries of HGI, (ii) as disclosed in Section 4.1(d) of the Harleysville Mutual Disclosure Schedule, and (iii) investments in publicly-traded securities constituting less than five percent (5%) of the outstanding equity of the issuing entity.

          (e)   The minute books of Harleysville Mutual and of each of the Harleysville Mutual Subsidiaries have been made available to Nationwide Mutual. Such minute books contain a complete summary of all meetings of directors and meetings of members and reflect all of the material actions taken by each of their respective boards of directors (including each committee thereof) and shareholders (in the case of each Harleysville Mutual Subsidiary) or members since January 1, 2007.

          (f)    Neither Harleysville Mutual nor any of the Harleysville Mutual Subsidiaries are "commercially domiciled" in any jurisdiction, or otherwise treated as domiciled in a jurisdiction, other than their respective states of domicile.

        Section 4.2    Capitalization of Harleysville Mutual Subsidiaries.     All of the outstanding shares of capital stock (or of any other form of equity interest in the case of a Harleysville Mutual Subsidiary that is not a corporation) of each of the Harleysville Mutual Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or subscription rights and, except as set forth in Section 4.2 of the Harleysville Mutual Disclosure Schedule, are owned by either Harleysville Mutual or another of the Harleysville Mutual Subsidiaries, free and clear of all Liens. Except as set forth in Section 4.2 of the Harleysville Mutual Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, rights, convertible securities, obligations to make capital contributions or advances, or voting trust arrangements, shareholders' agreements, or other agreements, commitments or undertakings of any character to which Harleysville Mutual or any Harleysville Mutual Subsidiary is a party or by which any of them is bound relating to the issued or unissued capital stock (or of any other form of equity interest in the case of a Harleysville Mutual Subsidiary that is not a corporation) of any of the Harleysville Mutual Subsidiaries or securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock (or of any other form of equity interest in the case of a Harleysville Mutual Subsidiary that is not a corporation), which obligates Harleysville Mutual or any such Harleysville Mutual Subsidiary to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, any such capital stock (or any such other form of equity interest in the case of a Harleysville Mutual Subsidiary that is not a corporation) or other securities or obligating Harleysville Mutual or any of the Harleysville Mutual Subsidiaries to issue, grant, extend, or enter into any such subscription, option, warrant, call, right, security, contribution, advance, arrangement, agreement, commitment, or undertaking. The name and percentage (if less than 100%) of outstanding capital stock (or of any other form of equity interest in the case of a Harleysville Mutual Subsidiary that is not a corporation) owned, directly or indirectly, by Harleysville Mutual are set forth in Section 4.2 of the Harleysville Mutual Disclosure Schedule with respect to each Harleysville Mutual Subsidiary.

        Section 4.3    Authority Relative to this Agreement.

          (a)   Harleysville Mutual has all requisite corporate power and authority to execute and deliver this Agreement and, subject to approval of this Agreement by the Members of Harleysville

  Mutual, to consummate the Transactions and carry out its obligations under the Transaction Documents to which it is or will be a party. The execution and delivery of this Agreement by Harleysville Mutual and the consummation by Harleysville Mutual of the Transactions have been duly approved and authorized by the Board of Directors of Harleysville Mutual. Except for the approval and adoption of this Agreement by the Members of Harleysville Mutual, no other corporate proceedings on the part of Harleysville Mutual are necessary to authorize this Agreement and the Transactions. The requisite affirmative vote of the Members of Harleysville Mutual at the meeting called pursuant to Section 8.1(a) is the only vote of the Members of Harleysville Mutual necessary to approve and adopt this Agreement and the Transactions.

          (b)   This Agreement has been duly and validly executed and delivered by Harleysville Mutual and (assuming this Agreement is a valid and binding obligation of Nationwide Mutual) constitutes a valid and binding agreement of Harleysville Mutual enforceable against Harleysville Mutual in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors' rights generally, and (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

          (c)   The Board of Directors of Harleysville Mutual has received the written opinion of Harleysville Mutual's financial advisor, Griffin Financial Group LLC, to the effect that the Parent Merger is fair to Harleysville Mutual from a financial point of view, after consideration of the impact of the merger on Harleysville Mutual's constituents, including agents, creditors, employees, policyholders and the communities in which Harleysville Mutual facilities are located.

          (d)   The Board of Directors of Harleysville Mutual has also received the advice of Credit Suisse Securities (USA) LLC.

        Section 4.4    No Violation; Governmental Filings.

          (a)   The execution, delivery, and performance of this Agreement by Harleysville Mutual and the consummation by Harleysville Mutual of the Transactions will not (i) constitute a breach or violation of or default under the Articles of Incorporation or the Bylaws (or similar organizational documents) of Harleysville Mutual or of any of the Harleysville Mutual Subsidiaries; (ii) except as set forth in Section 4.4(a)(ii) of the Harleysville Mutual Disclosure Schedule, violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration under, or result in the creation of any Lien (other than Permitted Liens) upon any of the Assets of Harleysville Mutual or any of the Harleysville Mutual Subsidiaries under, any of the terms, conditions or provisions of any Contract to which Harleysville Mutual or any Harleysville Mutual Subsidiary is a party or to which it or any of its Assets may be subject; or (iii) except as set forth in Section 4.4(a)(iii) of the Harleysville Mutual Disclosure Schedule, constitute a breach or violation of or default under any Environmental Permit, Law, Order or License to which Harleysville Mutual or any of the Harleysville Mutual Subsidiaries is subject, except, in the case of clauses (ii) and (iii) of this Section 4.4(a), to the extent such violation, conflict, breach, default, violation, Lien or requirement would not, individually or in the aggregate, have a Material Adverse Effect on Harleysville Mutual or any of the Harleysville Mutual Subsidiaries, taken as a whole, or prevent or render impracticable the consummation by Harleysville Mutual of the Transactions.

          (b)   No consent, approval, License, notice, Order or authorization of, or registration, application, declaration or filing with (each a "Consent or Filing") any Person is required with respect to Harleysville Mutual or any Harleysville Mutual Subsidiary in connection with the execution and delivery of this Agreement by Harleysville Mutual and the consummation by Harleysville Mutual of the Transactions except for: (i) the Core Governmental Approvals; (ii) the Governmental Approvals set forth in Section 4.4(b) of the Harleysville Mutual Disclosure Schedule; (iii) such other applications, registrations, declarations, filings, authorizations; Orders, consents, and approvals as may be required under the Laws of other jurisdictions; (iv) the approval of this Agreement by the Members of Harleysville Mutual, as contemplated by Section 8.1(a); (v) the filings pursuant to Section 2.5(a); (vi) any Consent or Filing that is disclosed in Section 4.4(b) of the Harleysville Mutual Disclosure Schedule or that would not otherwise be required to be disclosed pursuant to Section 4.4(a); and (vii) such other Consents or Filings, the failure of which to make or obtain would not, individually or in the aggregate, be reasonably likely to prevent or be a material impediment to the consummation of the Transactions or be reasonably likely to have a Material Adverse Effect on Harleysville Mutual or any of the Harleysville Mutual Subsidiaries taken as a whole or prevent or render impracticable the consummation by Harleysville Mutual of the Transactions.

        Section 4.5    SAP Statements.

          (a)   Harleysville Mutual has previously made available to Nationwide Mutual true and complete copies of the following:

              (i)  the Annual Statements (including any combined annual statements) for Harleysville Mutual, the Harleysville Mutual Subsidiaries and the insurance company Subsidiaries of HGI as of and for the years ended December 31, 2008, 2009, and 2010;

             (ii)  the Quarterly Statements for Harleysville Mutual, the Harleysville Mutual Subsidiaries and the insurance company Subsidiaries of HGI as of and for the calendar quarters ended March 31, 2011, and June 30, 2011;

            (iii)  any supplemental or separate SAP Statements for Harleysville Mutual, the Harleysville Mutual Subsidiaries and the insurance company Subsidiaries of HGI for any of the periods ended December 31, 2008, 2009, and 2010 or March 30, 2011, or June 30, 2011 that are filed with any insurance Governmental Entity and that differ from the Annual Statements or the Quarterly Statements described in Section 4.5(a)(i) or (ii) hereto; and

            (iv)  the audited SAP balance sheets of Harleysville Mutual, the Harleysville Mutual Subsidiaries and the insurance company Subsidiaries of HGI as of December 31, 2008, 2009, and 2010 and the related audited summary of operations and statements of change in capital and surplus and cash flows of Harleysville Mutual for each such years, together with the notes related thereto and the reports thereon of KPMG LLP (collectively, with the items described in Sections 4.5(a)(i), (ii), and (iii), the "Harleysville SAP Statements").

          (b)   Since December 31, 2007, Harleysville Mutual and the Harleysville Mutual Subsidiaries have filed all SAP Statements required to be filed with or submitted to Governmental Entities.

          (c)   Each Harleysville Mutual SAP Statement complied (and, as to SAP Statements filed after the date of this Agreement, will comply) in all material respects with all applicable Laws when so filed, and all material deficiencies with respect to any such Harleysville Mutual SAP Statement, of which Harleysville Mutual has Knowledge, have been cured or corrected. Each Harleysville Mutual SAP Statement (and the notes related thereto) referred to in Sections 4.5(a), (b), and (d) was prepared (and, as to SAP Statements filed after the date of this Agreement, will be prepared) in accordance with all applicable Laws and SAP and presents (and, as to SAP Statements filed after the date of this Agreement, will present) fairly, in all material respects, the statutory financial position of Harleysville Mutual and each Harleysville Mutual Subsidiary as of the respective dates thereof and the related summaries of operations, changes in capital and surplus and cash flows of Harleysville Mutual and each Harleysville Mutual Subsidiary for the respective periods covered thereby. To the Knowledge of Harleysville Mutual, each Harleysville Mutual SAP Statement (including the notes related thereto) referred to in Section 4.5(c) was prepared (or, in the case of similar SAP Statements filed after the date of this Agreement, will be prepared) in accordance with the statutory accounting practices required by the insurance Governmental Entity in the jurisdiction in which such statement was (or will be) filed.

        Section 4.6    Reserves.     The aggregate actuarial reserves and other actuarial amounts held in respect of Liabilities with respect to Insurance Contracts of Harleysville Mutual and each Harleysville Mutual Subsidiary as established or reflected in their December 31, 2010 Annual Statements, March 31, 2011 Quarterly Statements, or June 30, 2011 Quarterly Statements: (a) (i) were determined in accordance with generally accepted actuarial standards consistently applied, (ii) were fairly stated, in all material respects, in accordance with sound actuarial principles, and (iii) were based on actuarial assumptions that are in accordance with or are more conservative than those specified in the related Insurance Contracts; and (b) complied with, in all material respects, the requirements of the Pennsylvania Insurance Law and all other applicable Laws. Harleysville Mutual and each Harleysville Mutual Subsidiary own Assets that qualify as admitted assets under applicable insurance Laws in an amount at least equal to the sum of their statutory reserves and other similar amounts. Harleysville Mutual has made available to Nationwide Mutual a true and complete copy of each Harleysville Actuarial Analysis.

        Section 4.7    Absence of Certain Changes or Events.     Except as set forth in Section 4.7 of the Harleysville Mutual Disclosure Schedule or as disclosed in the Harleysville SAP Statements, since December 31, 2010, each of Harleysville Mutual and the Harleysville Mutual Subsidiaries has conducted its Business only in the Ordinary Course of Business consistent with past practice and there has not occurred: (a) a Material Adverse Effect, or any event or events which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Harleysville Mutual or any Harleysville Mutual Subsidiary, taken as a whole; (b) except as required by SAP or applicable Law, any material change by Harleysville Mutual or any Harleysville Mutual Subsidiary in its accounting principles, practices or methods; (c) any material addition or, to the Knowledge of Harleysville Mutual, any development involving a prospective material addition to the consolidated reserves of Harleysville Mutual or any Harleysville Mutual Subsidiary for future policy benefits or other policy claims and benefits other than as a result of activities and events in the Ordinary Course of Business; or (d) except as required by SAP or applicable Law, any change in the accounting, actuarial, investment, reserving, underwriting, or claims administration policies, practices, procedures, methods, assumptions, or principles of Harleysville Mutual or any Harleysville Mutual Subsidiary, as applicable, that has or would reasonably be expected to have an effect or impact, in any material respect, on the Business, Assets, Liabilities, results of operations or condition (financial or otherwise) of Harleysville Mutual or any Harleysville Mutual Subsidiary, taken as a whole.

        Section 4.8    No Undisclosed Liabilities.     Except as disclosed in the Harleysville SAP Statements or as set forth in Section 4.8 of the Harleysville Mutual Disclosure Schedule, neither Harleysville Mutual nor any of the Harleysville Mutual Subsidiaries has any Liabilities required by SAP to be set forth on a balance sheet of Harleysville Mutual or any Harleysville Mutual Subsidiaries, other than (i) Liabilities arising since the date of the applicable Financial Statement in the Ordinary Course of Business consistent with past practice, (ii) arising under or incurred in connection with this Agreement or the Transactions, or (iii) that, individually or in the aggregate, are not material.

        Section 4.9    Litigation.     Except (a) as set forth in Section 4.9 of the Harleysville Mutual Disclosure Schedule or as disclosed in the Harleysville SAP Statements, and (b) for any Proceeding which is not reasonably likely to give rise to a Liability in excess of $250,000, there are no Proceedings pending or, to the Knowledge of Harleysville Mutual or any of the Harleysville Mutual Subsidiaries, threatened against Harleysville Mutual or any Harleysville Mutual Subsidiary before any Governmental Entity or arbitrator, and no such Proceedings described in clauses (a) or (b) above would give any

Person the right to enjoin or rescind the Transactions or otherwise prevent Harleysville Mutual or any of the Harleysville Mutual Subsidiaries from complying with the terms of this Agreement.

        Section 4.10    Compliance with Law.

          (a)   Except as set forth in Section 4.10(a) of the Harleysville Mutual Disclosure Schedule, since January 1, 2007, neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has been in violation (or, with notice or lapse of time or both, would be in violation) of any term or provision of any Law (including any applicable data security or privacy Laws) applicable to it or any of its Assets, which violation, individually or in the aggregate, could result in any material Liability to Harleysville Mutual or any Harleysville Mutual Subsidiary. Harleysville Mutual has made available to Nationwide Mutual all reports (including draft reports) of examinations of the affairs of Harleysville Mutual and any Harleysville Mutual Subsidiary (including market conduct examinations) issued by insurance Governmental Entities for any period ending on a date on or after January 1, 2007. Except as set forth in Section 4.10(a) of the Harleysville Mutual Disclosure Schedule, all material deficiencies or violations in such reports for any prior period have been resolved. Except as set forth in Section 4.10(a) of the Harleysville Mutual Disclosure Schedule, Harleysville Mutual has not received any written notice in the past five (5) years from any Governmental Entity regarding any actual or alleged material violation of, or failure to comply with, or material Liability under any applicable Law (including any applicable data security or privacy Laws). Except as set forth in Section 4.10(a) of the Harleysville Mutual Disclosure Schedule, all outstanding Insurance Contracts issued or assumed by Harleysville Mutual and each Harleysville Mutual Subsidiary are, to the extent required by applicable Law, on forms and at rates approved by the insurance Governmental Entities of the jurisdictions where issued or have been filed with and not objected to by such Governmental Entities within the periods provided for objection, except where the failure to file would not, individually or in the aggregate, reasonably be expected to result in any material Liability to Harleysville Mutual or any Harleysville Mutual Subsidiary.

          (b)   Except as set forth in Section 4.10(b) of the Harleysville Mutual Disclosure Schedule, neither Harleysville Mutual nor any Harleysville Mutual Subsidiary is a party to any Contract with or other undertaking of, or is subject to any Order by, or is a recipient of any supervisory letter or other written communication of any kind from, any Governmental Entity which: (i) is, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on Harleysville Mutual or any of the Harleysville Mutual Subsidiaries, taken as a whole, or (ii) has been received since January 1, 2007 and relates to its reserve adequacy or its marketing, sales, trade, or underwriting practices or policies and which is reasonably likely to be materially adverse to Harleysville Mutual or any Harleysville Mutual Subsidiary, nor has Harleysville Mutual or any of the Harleysville Mutual Subsidiaries been notified in writing by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such Order, Contract, undertaking, letter, or other written communication.

          (c)   Harleysville Mutual and the Harleysville Mutual Subsidiaries have implemented procedures and programs which are designed to provide reasonable assurance that Harleysville Mutual, the Harleysville Mutual Subsidiaries, and their employees and Producers are in compliance in all material respects with all applicable Laws, including advertising, licensing, data security, privacy and sales Laws.

        Section 4.11    Assets.     Except as set forth in Section 4.11 of the Harleysville Mutual Disclosure Schedule and except for Assets disposed of since December 31, 2010 in the Ordinary Course of Business consistent with past practice: (a) Harleysville Mutual and each of the Harleysville Mutual Subsidiaries own all Assets that are disclosed or otherwise reflected in their December 31, 2010 Annual Statements and all Assets acquired thereafter, and all such Assets are owned by such Persons, free and clear of all Liens other than Permitted Liens; and (b) (i) Harleysville Mutual and each Harleysville Mutual Subsidiary own good and indefeasible, marketable fee simple title to, or have a valid leasehold interest in, all real property used in the conduct of their Business or of a type which would be required to be specifically disclosed by Harleysville Mutual or any Harleysville Mutual Subsidiary in Schedule A of its Annual Statement, free and clear of all Liens other than Permitted Liens; and (ii) in the aggregate, all real property, other than unimproved land, is, in all material respects, suitable for its current uses; (iii) Harleysville Mutual and each Harleysville Mutual Subsidiary own, or have a valid leasehold interest in or a valid right under Contract to use, all personal property that is presently used in and is material to the conduct of their Business, free and clear of all Liens other than Permitted Liens; and (iv) Harleysville Mutual and each Harleysville Mutual Subsidiary own, free and clear of all Liens other than Permitted Liens, or are licensed or otherwise possess legally enforceable rights to use, all Intellectual Property that is material to the conduct of their Business; and neither Harleysville Mutual nor any Harleysville Mutual Subsidiary is in conflict with or violation or infringement of, nor has Harleysville Mutual or any Harleysville Mutual Subsidiary received any written notice of any such conflict with or violation or infringement of, any asserted rights of any other Person with respect to any Intellectual Property.

        Section 4.12    Environmental Matters.

          (a)   Except as set forth in Section 4.12(a) of the Harleysville Mutual Disclosure Schedule, each of Harleysville Mutual and the Harleysville Mutual Subsidiaries and all Harleysville Mutual Real Property (including all owners or operators thereof) are in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession of all material Environmental Permits required under Environmental Laws and compliance with the terms and conditions thereof. Except as set forth in Section 4.12(a) of the Harleysville Mutual Disclosure Schedule, neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has received any written communication, whether from a Governmental Entity, citizens' group, employee, or otherwise, that remains pending and alleges that Harleysville Mutual or any Harleysville Mutual Subsidiary or any Harleysville Mutual Real Property (including any owner or operator thereof) is not in such compliance. Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has been notified in a writing that remains pending by any Governmental Entity that any such Environmental Permit will be modified, suspended or revoked or cannot be renewed or transferred in the Ordinary Course of Business consistent with past practice or in connection with the Parent Merger.

          (b)   Except as set forth in Section 4.12(b) of the Harleysville Mutual Disclosure Schedule, there is no Environmental Claim pending or, to the Knowledge of Harleysville Mutual or the Harleysville Mutual Subsidiaries, threatened against Harleysville Mutual, any Harleysville Mutual Subsidiary, any Harleysville Mutual Real Property (including any owner or operator thereof), or any Person whose Liability for any Environmental Claims Harleysville Mutual or any Harleysville Mutual Subsidiary has retained or assumed either contractually or by operation of Law.

          (c)   There have been no releases, spills, leaks or discharges of Hazardous Substances at, from, or to any Harleysville Mutual Real Property or, to the Knowledge of Harleysville Mutual or any of the Harleysville Mutual Subsidiaries, at any other property, in each case, which is reasonably likely to require Harleysville Mutual or any Harleysville Mutual Subsidiary to undertake investigation, abatement, removal, remedial, corrective, or other response action pursuant to applicable Environmental Laws. None of the Harleysville Mutual Real Property (i) is listed or proposed for listing on any list maintained by any Governmental Entity of sites that may require investigation, abatement, removal, remedial, corrective, or other response action pursuant to applicable Environmental Laws, including the CERCLIS or the NPL, or (ii) is the subject of any abatement, removal, remedial, corrective, or other response action pursuant to applicable Environmental Laws or, to the Knowledge of Harleysville Mutual or any Harleysville Mutual Subsidiary, is subject to any investigation with respect thereto.

          (d)   Except as set forth in Section 4.12(d) of the Harleysville Mutual Disclosure Schedule, to the Knowledge of Harleysville Mutual or any Harleysville Mutual Subsidiary, no Hazardous Substances were manufactured, generated, stored, treated, transported from, or otherwise managed at any Harleysville Mutual Real Property, except in all material respects in compliance with all applicable Environmental Laws and except as has not created any material Liability with respect to any Harleysville Mutual Real Property, nor were Hazardous Substances from any Harleysville Mutual Real Property disposed of by Harleysville Mutual or any Harleysville Mutual Subsidiary at any other property in a manner that, to the Knowledge of Harleysville Mutual or any Harleysville Mutual Subsidiary, could result in a material Liability under applicable Environmental Law.

        Section 4.13    Contracts.     Harleysville Mutual has made available to Nationwide Mutual true and complete copies of the following Contracts, which are currently in force, to which Harleysville Mutual or any Harleysville Mutual Subsidiary is a party or by which any Assets of Harleysville Mutual or any Harleysville Mutual Subsidiary are or may be bound, as such Contracts may have been amended to the date of this Agreement:

          (a)   all Contracts with any Person, including any Governmental Entity, containing any provision or covenant: (i) limiting the ability of Harleysville Mutual or any Harleysville Mutual Subsidiary to engage in any line of business, to compete with any Person, to do business with any Person or in any location or to employ any Person, or (ii) limiting the ability of any Person to compete with or obtain products or services from Harleysville Mutual or any Harleysville Mutual Subsidiary;

          (b)   all Contracts relating to the borrowing of money in excess of $1,000,000 by Harleysville Mutual or any Harleysville Mutual Subsidiary or the direct or indirect guarantee by Harleysville Mutual or any Harleysville Mutual Subsidiary of any obligation of any Person for borrowed money or other financial obligation of any Person in excess of $1,000,000, or any other Liability of Harleysville Mutual or any Harleysville Mutual Subsidiary in respect of indebtedness for borrowed money or other financial obligation of any Person in excess of $1,000,000, including any Contract relating to or containing provisions with respect to: (i) the maintenance of compensating balances that are not terminable by Harleysville Mutual or any Harleysville Mutual Subsidiary without penalty upon not more than ninety (90) days' notice, (ii) any lines of credit or similar facilities, (iii) the payment for property, products, or services of any other Person even if such property, products or services are not conveyed, delivered or rendered, or (iv) any obligation to satisfy any financial obligation or covenants, including take-or-pay, keep-well, make-whole or maintenance of working capital, capital, or earnings levels or financial ratios or to satisfy similar requirements;

          (c)   all Contracts (other than Insurance Contracts and other Contracts entered into in the Ordinary Course of Business) with any Person containing any provision or covenant relating to the indemnification or holding harmless by Harleysville Mutual or any Harleysville Mutual Subsidiary of any Person which could under any circumstance result in a Liability to Harleysville Mutual or any of the Harleysville Mutual Subsidiaries of $250,000 or more;

          (d)   all leases or subleases of real property used in the conduct of the Business of Harleysville Mutual or any Harleysville Mutual Subsidiary and all other leases, subleases or rental or use Contracts providing for annual rental payments to be paid by or on behalf of Harleysville Mutual or any Harleysville Mutual Subsidiary, involving, in the case of each of the foregoing, annual payments in excess of $100,000;

          (e)   all Contracts relating to the future disposition (including restrictions on transfer or rights of first refusal) or future acquisition of any interest in any business enterprise, and all Contracts relating to the future disposition of a material portion of the Assets of Harleysville Mutual or any Harleysville Mutual Subsidiary other than in each case any Investment Asset or interest in any business enterprise or Assets to be acquired or disposed of in the Ordinary Course of Business or involving consideration of less than $250,000;

          (f)    all Insurance Contracts (including (i) any Contract pursuant to which Harleysville Mutual or any of the Harleysville Mutual Subsidiaries receives or has received surplus relief, and (ii) with respect to each such Contract, the ceding and assuming Person, the business reinsured, and the amount of the Liability reinsured), other than insurance policies with policyholders of Harleysville Mutual or any Harleysville Mutual Subsidiary issued in the Ordinary Course of Business;

          (g)   all other Contracts (other than (i) Insurance Contracts, (ii) Contracts relating to Investment Assets entered into in the Ordinary Course of Business, (iii) Contracts solely between Harleysville Mutual or any Harleysville Mutual Subsidiary, on the one hand, and any Harleysville Mutual Subsidiary, on the other hand, and (v) other Contracts which are expressly excluded under any other subsection of this Section 4.13) that involve or are reasonably likely to involve the payment pursuant to the terms of such Contracts by or to Harleysville Mutual or any Harleysville Mutual Subsidiary of $250,000 or more other than Contracts with Producers;

          (h)   all Contracts or arrangements (including those relating to allocations of expenses, personnel, services or facilities) between or among Harleysville Mutual and any Subsidiary or Affiliate of Harleysville Mutual or HGI;

          (i)    all outstanding proxies (other than routine proxies in connection with annual meetings), powers of attorney or similar delegations of authority of Harleysville Mutual or any Harleysville Mutual Subsidiary to an unrelated Person, other than those entered into in the Ordinary Course of Business consistent with past practice in connection with Investment Assets; and

          (j)    all Contracts the terms of which provide or contemplate that the Parent Merger will give rise to any form of severance, compensation, or other Liability for Harleysville Mutual, any Harleysville Mutual Subsidiary, or the Surviving Company.

        Each of the Contracts made available pursuant to this Section 4.13 is in full force and effect, constitutes a legal, valid and binding obligation of each of Harleysville Mutual and the Harleysville Mutual Subsidiaries to the extent that it is a party thereto, and is enforceable in accordance with its terms. Except as set forth in Section 4.13 of the Harleysville Mutual Disclosure Schedule, neither Harleysville Mutual nor any Harleysville Mutual Subsidiary is in violation, breach, or default, or has failed to perform any obligation, under any such Contract or, with or without notice or lapse of time or both, would be in violation, breach or default, or would fail to perform any obligation, under any such Contract, except for violations, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to result in any obligation or Liability of Harleysville Mutual or any Harleysville Mutual Subsidiary in excess of $250,000.

        Section 4.14    Insurance Issued by Harleysville Mutual and Harleysville Mutual Subsidiaries.     Except as set forth in Section 4.14 of the Harleysville Mutual Disclosure Schedule:

          (a)   All material Contracts to which Harleysville Mutual or any Harleysville Mutual Subsidiary is a party with respect to reinsurance applicable to insurance in force on the date of this Agreement, and all material Contracts under which Harleysville Mutual or any Harleysville Mutual Subsidiary has any obligation to cede insurance, are valid, binding and in full force and effect in accordance with their terms. Harleysville Mutual and each of the Harleysville Mutual Subsidiary are not in material default of any such material Contract;

          (b)   Each Insurance Contract or certificate form, as well as any related application form, written advertising material, and rates or rules currently marketed by Harleysville Mutual, or any Harleysville Mutual Subsidiary the use or issuance of which requires filing or approval, has been appropriately filed, and if required by applicable Law, approved or not objected to by the insurance Governmental Entities of any state in which such Insurance Contracts, and forms, applications, advertising materials, rates or rules, are required to be filed. All such Insurance Contracts and certificates, forms, applications, advertising materials, and rates or rules are in material compliance with all applicable Laws;

          (c)   Since January 1, 2007, all claims and benefits claimed by any Person under any Insurance Contract of Harleysville Mutual or any Harleysville Mutual Subsidiary have been paid (or provision for payment thereof has been made) in accordance with the terms of the Insurance Contracts under which they arose, and such payments were not delinquent and were paid without fines or penalties, except for any such claims or claim for benefits of less than $2,000,000 for which Harleysville Mutual or such Harleysville Mutual Subsidiary reasonably believes there is a reasonable basis to contest payment and is taking (or is preparing to take) such action or as set forth in Section 4.9 of the Harleysville Mutual Disclosure Schedule;

          (d)   Except as set forth in the SAP Statements referred to in Section 4.5 and except as provided by applicable Law, no provision in any Insurance Contract in force gives policyholders the right to receive dividends or distributions on their Insurance Contracts (other than accruals of interest on cash values or as claim benefits) or otherwise share in the benefits, revenue or profits of Harleysville Mutual or any Harleysville Mutual Subsidiary, nor have Harleysville Mutual or any Harleysville Mutual Subsidiary marketed any of their respective products in such a manner as could reasonably be expected to create an expectation on the part of a policyholder to receive any such dividends or distributions. Except as incurred in the Ordinary Course of Business consistent with past practice, neither Harleysville Mutual nor any Harleysville Mutual Subsidiary is liable to pay commissions upon the renewal of any Insurance Contract nor is it a party to any agreement providing for the collection of insurance premiums payable to Harleysville Mutual or any Harleysville Mutual Subsidiary by any other Person;

          (e)   Harleysville Mutual has made available to Nationwide Mutual a copy of all written investment policies and procedures for Harleysville Mutual and any Harleysville Mutual Subsidiary. Harleysville Mutual and each Harleysville Mutual Subsidiary have at all times complied with such investment policies and procedures in all material respects;

          (f)    No Harleysville Mutual Subsidiary is engaged in any activity that would require registration by Harleysville Mutual or any Harleysville Mutual Subsidiary as an investment company, broker-dealer, investment advisor or fund administrator under any applicable state or federal Law, including the Exchange Act, the Investment Company Act, and the Investment Advisers Act. Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary maintains or manages any open-end management investment company or portfolio;

          (g)   Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary is engaged in the business of serving as a custodian or transfer agent;

          (h)   Since January 1, 2008, Harleysville Mutual and each Harleysville Mutual Subsidiary has duly and validly filed or caused to be filed all reports, statements, documents, registrations, filings, or submissions that were required by applicable insurance Laws to be filed; all such filings complied with all applicable Laws when filed, and no material deficiencies have been asserted with respect to any such filings which have not been satisfied in all material respects, except to the extent that the failure to make any such filing or submission would not, individually or in the aggregate, result in any Liability to Harleysville Mutual or any Harleysville Mutual Subsidiary in excess of $250,000;

          (i)    Harleysville Mutual has made available to Nationwide Mutual correct and complete copies of all of the Harleysville Mutual Reinsurance Treaties and all such Harleysville Mutual Reinsurance Treaties are in full force and effect, and the consummation of the Transactions will not result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or result in the loss of any benefit) under, any of the terms, conditions or provisions of any of the Harleysville Mutual Reinsurance Treaties. Harleysville Mutual has reasonably concluded that all reinsurance, coinsurance or similar recoverable amounts reflected in the Harleysville SAP Statements are collectible, and Harleysville Mutual has no Knowledge of any material adverse change in the financial condition of its reinsurers that might raise concern regarding their ability to honor their reinsurance, coinsurance or similar commitments. No party to any of the Harleysville Mutual Reinsurance Treaties has given notice to Harleysville Mutual or any Harleysville Mutual Subsidiary that such party intends to terminate, cancel or alter the pricing of any of the Harleysville Mutual Reinsurance Treaties as a result of or following consummation of the Transactions. With respect to each Harleysville Mutual Reinsurance Treaty, there is no material default or claim of any material default thereunder by Harleysville Mutual or any Harleysville Mutual Subsidiary that is a party thereto or, to the Knowledge of Harleysville Mutual, by any other party thereto, and no event has occurred that, with the passage of time or the giving of notice or both would constitute a material default thereunder by Harleysville Mutual or any Harleysville Mutual Subsidiary that is a party thereto or, to the Knowledge of Harleysville Mutual, by any other party thereto, or would permit material modification, acceleration or termination thereof. No Harleysville Mutual Reinsurance Treaty contains any provision providing that the other party thereto may terminate or alter the pricing of the same by reason of the Transactions, or contains any other provision which would be altered or otherwise become applicable by reason of the Transactions. Since December 31, 2010, no Harleysville Mutual Reinsurance Treaty has been cancelled. Since December 31, 2010, there have been no disputes under any Harleysville Mutual Reinsurance Treaty other than disputes in the Ordinary Course of Business for which adequate loss reserves have been established. Any adjustment to any Tax that results in a Tax Liability to Harleysville Mutual caused by an agreed or otherwise determined adjustment to the allocations made in reinsurance treaties or agreements involving Harleysville Mutual or any Subsidiary of Harleysville Mutual shall not constitute a breach of any representation or warranty made in this Agreement with respect to Tax matters;

          (j)    (i) To Harleysville Mutual's Knowledge, each Producer, at the time such Producer wrote, sold or produced business for Harleysville Mutual or such Harleysville Mutual Subsidiary, was duly licensed under applicable Law for the type of business written, sold or produced by such Producer in the particular jurisdiction in which such Producer wrote, sold or produced such business for Harleysville Mutual or such Harleysville Mutual Subsidiary, and was duly appointed, if applicable, by Harleysville Mutual or such Harleysville Mutual Subsidiary as its Producer; (ii) to Harleysville Mutual's Knowledge, no such Producer violated (or with notice or lapse of time or both would have violated) any term or provision of any Law or Order applicable to any aspect (including the marketing, writing, sale or production) of the Business of Harleysville Mutual or such Harleysville Mutual Subsidiary; and (iii) there are no material disputes between Harleysville Mutual or a Harleysville Mutual Subsidiary on the one hand and any such Producer on the other; and

          (k)   Except as set forth in Section 4.14(k) of the Harleysville Mutual Disclosure Schedule, there are no claims or assessments against Harleysville Mutual or any Harleysville Mutual Subsidiary by any insurance guaranty association, joint underwriting association, residual market facility or assigned risk pool. To the Knowledge of Harleysville Mutual, no such claim or assessment is pending.

        Section 4.15    Cancellations.     Except as set forth in Section 4.15 of the Harleysville Mutual Disclosure Schedule, between December 31, 2010 and the date of this Agreement, no Person or group of Persons acting in concert writing, selling or producing insurance business, which in the aggregate accounted for 2% or more of the gross premium income of Harleysville Mutual or any Harleysville Mutual Subsidiary, taken as a whole, for the year ended December 31, 2010, has terminated or substantially reduced, or, to the Knowledge of Harleysville Mutual, threatened in writing to terminate or substantially reduce, its relationship with Harleysville Mutual or any Harleysville Mutual Subsidiary.

        Section 4.16    Operations Insurance.     Harleysville Mutual has made available to Nationwide Mutual copies of all liability, property, workers compensation, directors and officers liability, and other similar Insurance Contracts that insure the Business or properties of Harleysville Mutual or any Harleysville Mutual Subsidiary or affect or relate to the ownership, use, or operations of any Assets of Harleysville Mutual or any Harleysville Mutual Subsidiary and that have been issued to Harleysville Mutual or any Harleysville Mutual Subsidiary. All such Insurance Contracts are in full force and effect and are with financially sound and reputable insurers, and all premiums due and payable thereon have been paid in full on a timely basis. All notices of reportable incidents with respect to such insurance occurring during the last five (5) years have been given in writing to appropriate carriers on a basis sufficiently timely to preserve the right of recovery of such insurance, and a copy of all such notices has been made available to Nationwide Mutual. Except as set forth in Section 4.16 of the Harleysville Mutual Disclosure Schedule, no party to any Insurance Contract has stated an intent or, to the Knowledge of Harleysville Mutual or any Harleysville Mutual Subsidiary, threatened to terminate or materially increase the premium in respect of any such Insurance Contract.

        Section 4.17    Taxes and Tax Returns.     Except as set forth in Section 4.17 of the Harleysville Mutual Disclosure Schedule with respect to Harleysville Mutual and any Person that is a Harleysville Mutual Subsidiary on or after the date hereof:

          (a)   All income Tax Returns and all other material Tax Returns required under applicable Law to be filed with or provided to any Person by Harleysville Mutual or any Harleysville Mutual Subsidiary have been (and, as to Tax Returns not filed as of the date of this Agreement, will be) timely filed (within any applicable extension periods) and such Tax Returns were true, complete and correct in all material respects;

          (b)   Harleysville Mutual and each Harleysville Mutual Subsidiary have within the time and in the manner prescribed by Law paid all Taxes due and payable except for those Taxes that are being contested in good faith and for which adequate reserves have been taken. To the Knowledge of Harleysville Mutual, no claim has ever been made by an authority in a jurisdiction where Harleysville Mutual or any Harleysville Mutual Subsidiary does not file Tax Returns that Harleysville Mutual or any Harleysville Mutual Subsidiary may be subject to taxation by that jurisdiction;

          (c)   Harleysville Mutual and each Harleysville Mutual Subsidiary have established (and until the Effective Time will maintain) on their books and records: (i) reserves adequate to pay all Taxes not yet due and payable and all deficiencies asserted, proposed or, to the Knowledge of Harleysville Mutual or any Harleysville Mutual Subsidiary, threatened against Harleysville Mutual or any Harleysville Mutual Subsidiary, and (ii) reserves for deferred Taxes, in each case, in accordance with SAP or GAAP, as the case may be;

          (d)   Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed;

          (e)   Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has executed any waivers, extensions, or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns, which waivers, extensions, or comparable consents remain in effect;

          (f)    To the Knowledge of Harleysville Mutual, no outstanding deficiencies, assessments, or written proposals for the assessment of any Taxes, that are separately or collectively material in amount, have been proposed, asserted or assessed in writing against Harleysville Mutual or any of the Harleysville Mutual Subsidiaries by any taxing authority;

          (g)   No Proceedings are presently pending with regard to any Taxes or Tax Returns of Harleysville Mutual or any Harleysville Mutual Subsidiary, and Harleysville Mutual has no Knowledge of any threatened Proceeding with respect to any such Taxes or Tax Returns.

          (h)   No power of attorney currently in force has been granted by Harleysville Mutual or any Harleysville Mutual Subsidiary with respect to any matter relating to Taxes;

          (i)    Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has received a Tax Ruling or entered into a Closing Agreement with any taxing authority that would have a continuing adverse effect after the Effective Time of the Parent Merger;

          (j)    Harleysville Mutual and the Harleysville Mutual Subsidiaries have made available to Nationwide Mutual complete and accurate copies of: (i) all federal and state income Tax Returns, and any amendments thereto, filed by or on behalf of Harleysville Mutual and each Harleysville Mutual Subsidiary for all taxable years since 2007, and (ii) all audit reports received from any taxing authority relating to any Tax Return filed by Harleysville Mutual or any Harleysville Mutual Subsidiary;

          (k)   Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary is a party to any Tax allocation or sharing agreement with any Person. Neither Harleysville Mutual or any Harleysville Mutual Subsidiary has any Liability for Taxes of any Person other than Harleysville Mutual or a Harleysville Mutual Subsidiary under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by Contract or otherwise;

          (l)    Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has taken any action or has any Knowledge of any fact or circumstance relating to Harleysville Mutual or any Harleysville Mutual Subsidiary that is reasonably likely to adversely affect the status of the Parent Merger as a reorganization under Section 368 of the Code; and

          (m)  Neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has entered into a records retention agreement with any taxing authority.

        Section 4.18    Benefit Plans.     Except with respect to any indirect Liability arising from Harleysville Mutual being in the same ERISA Controlled Group as HGI, neither Harleysville Mutual nor any of the Harleysville Mutual Subsidiaries, directly or indirectly, sponsors, maintains, contributes or is required to contribute to, or has any obligation or Liability with respect to, any Benefit Plan.

        Section 4.19    Labor and Employment Matters.     Neither Harleysville Mutual nor any of the Harleysville Mutual Subsidiaries (a) has any employees or has entered into or otherwise has any Liability under any employment, consulting, or similar Contract with any individual, (b) has paid or is obligated to pay compensation to any Person since January 1, 2007, or (c) is a party to or bound by any union Contract, collective bargaining agreement, employment Contract, independent contractor agreement, consulting agreement or other similar type of Contract. There is no Proceeding before any Governmental Entity alleging unfair labor practices, civil rights violations, employment discrimination, or any similar claim or charge against Harleysville Mutual or any of the Harleysville Mutual Subsidiaries, and there are no existing facts which would lead to any such claim or charge.

        Section 4.20    Intellectual Property.

          (a)   Section 4.20(a) of the Harleysville Mutual Disclosure Schedule sets forth a list of all Intellectual Property owned by Harleysville Mutual and any Harleysville Mutual Subsidiary other than unregistered copyrights and trade secrets. Such Intellectual Property is subsisting and is valid and enforceable. Except as set forth in Section 4.20(a) of the Harleysville Mutual Disclosure Schedule, (i) Harleysville Mutual and any Harleysville Mutual Subsidiary owns, free and clear of all Liens, (except for Permitted Liens), or has a license or other right to use all Intellectual Property to the extent necessary for the conduct of its Business as currently conducted; (ii) there is no claim or Proceeding pending against Harleysville Mutual nor any Harleysville Mutual Subsidiary, to the Knowledge of Harleysville Mutual or any Harleysville Mutual Subsidiary, threatened against Harleysville Mutual or any Harleysville Mutual Subsidiary that has been made in the past three (3) years alleging that Harleysville Mutual or any Harleysville Mutual Subsidiary is infringing any Intellectual Property rights of any third party; and (iii) neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has made any claim against any third party that remains pending alleging the infringement of any Intellectual Property right of Harleysville Mutual or such Harleysville Mutual Subsidiary. Each of Harleysville Mutual and the Harleysville Mutual Subsidiaries has taken commercially reasonable efforts to maintain the secrecy of the material trade secrets owned by Harleysville Mutual and any Harleysville Mutual Subsidiary. The Computer Systems and Computer Software owned or used by Harleysville Mutual or any Harleysville Mutual Subsidiary in the conduct of its Business are sufficient in all material respects for the immediate needs of the Business of Harleysville Mutual and each Harleysville Mutual Subsidiary, other than upgrades in the Ordinary Course of Business. In the last twelve (12) months, there has been no crash, failure, breakdown, or continued substandard performance affecting any such Computer Systems or Computer Software that has adversely affected the Business, results of operation or condition (financial or otherwise) of Harleysville Mutual or any Harleysville Mutual Subsidiary.

          (b)   Except as set forth in Section 4.20(b) of the Harleysville Mutual Disclosure Schedule, in the past three (3) years, Computer Software owned by Harleysville Mutual or any Harleysville Mutual Subsidiary has not been disclosed, delivered, or made available to any Person that is not an employee or consultant of Harleysville Mutual or any Harleysville Mutual Subsidiary, and neither Harleysville Mutual nor any Harleysville Mutual Subsidiary has agreed to provide such Computer Software to any such Person (including as part of the escrow arrangement). Except as set forth in Section 4.20(b) of the Harleysville Mutual Disclosure Schedule, the Computer Software owned by Harleysville Mutual or any Harleysville Mutual Subsidiary operates in all material respects in accordance with its documentation and specifications and has no material problems or defects.

        Section 4.21    Rating Agencies.     Except as disclosed in Section 4.21 of the Harleysville Mutual Disclosure Schedule, since December 31, 2010, none of A.M. Best Company, Standard & Poor's or Moody's Investors Services, Inc. (collectively, the "Rating Agencies") has, other than as a result of the announcement of the Parent Merger or the Transactions (a) imposed conditions (financial or otherwise) on retaining any currently held rating assigned to Harleysville Mutual or any Harleysville Mutual Subsidiary, or (b) indicated to Harleysville Mutual or any Harleysville Mutual Subsidiary that it is considering the downgrade of any rating assigned to Harleysville Mutual or such Harleysville Mutual Subsidiary.

        Section 4.22    Investment Company.     None of the Harleysville Mutual Subsidiaries maintains any separate accounts. Neither Harleysville Mutual nor any of its Subsidiaries conducts activities of or is otherwise deemed under applicable Law to control an "investment adviser" as such term is defined in Section 2(a)(20) of the Investment Company Act, whether or not registered under the Investment Advisers Act. Neither Harleysville Mutual nor any of its Subsidiaries is an "investment company" as defined under the Investment Company Act, and neither Harleysville Mutual nor any of its Subsidiaries sponsors any Person that is such an investment company.

        Section 4.23    Brokers or Finders.     No broker, investment banker, financial advisor or other Person other than Harleysville Mutual's financial advisors, (i) Credit Suisse Securities (USA) LLC (whose fees and expenses shall be paid 50% by Harleysville Mutual and 50% by HGI in accordance with the Harleysville Parties' agreement with such firm) and (ii) Griffin Financial Group LLC (whose fees and expenses shall be paid by Harleysville Mutual in accordance with Harleysville Mutual's agreement with such firm), is entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Harleysville Mutual, any of the Harleysville Mutual Subsidiaries, or HGI, as applicable. Harleysville Mutual has furnished to Nationwide Mutual complete and correct copies of all existing agreements between (i) Harleysville Mutual and Credit Suisse Securities (USA) LLC, and (ii) Harleysville Mutual and Griffin Financial Group LLC, pursuant to which either of the foregoing firms would be entitled to any payment relating to the Transactions.

        Section 4.24    Absence of Indemnifiable Claims.     As of the date of this Agreement, there are no pending claims that would entitle any director or officer of Harleysville Mutual or the Harleysville Mutual Subsidiaries to indemnification by Harleysville Mutual or the Harleysville Mutual Subsidiaries under applicable Law, the Harleysville Mutual Articles of Incorporation or Bylaws, the certificate of incorporation or bylaws or other organizational or governance documents of any of the Harleysville Mutual Subsidiaries, any insurance policy maintained by Harleysville Mutual or the Harleysville Mutual Subsidiaries, or any indemnity agreements of Harleysville Mutual or similar agreements to which Harleysville Mutual or any of the Harleysville Mutual Subsidiaries is a party or by which any of their Assets is or may be bound.

        Section 4.25    Risk-Based Capital.     Harleysville Mutual has made available to Nationwide Mutual the written results submitted by Harleysville Mutual or any of its Subsidiaries to any insurance Governmental Entities since January 1, 2008 relating to Risk-Based Capital calculations (the "Risk-Based Capital Reports"). The Risk-Based Capital Reports are true, accurate and complete in all material respects. None of Harleysville Mutual or any of its Subsidiaries has suffered a decrease in its Risk-Based Capital to "Company Action Level."

        Section 4.26    Derivatives; Structured Products.     Neither Harleysville Mutual nor any Harleysville Mutual Subsidiaries, nor any of their respective Affiliates, (i) is engaged in any Derivative Transactions; (ii) has any Liability, contingent or otherwise, in connection with any Derivative Transaction; (iii) has issued, sponsored, organized, or otherwise originated any Structured Products; or (iv) has any Liability, whether accrued, absolute, contingent, or otherwise, in connection with any Structured Products.

        Section 4.27    No Other Representations or Warranties.     Except for the representations and warranties contained in this Agreement, none of Harleysville Mutual, the Harleysville Mutual Subsidiaries or any other Person on behalf of Harleysville Mutual or the Harleysville Mutual Subsidiaries makes any other express or implied representation or warranty with respect to Harleysville Mutual, any of the Harleysville Mutual Subsidiaries or any information provided to Nationwide Mutual with respect to Harleysville Mutual or any of the Harleysville Mutual Subsidiaries.

 ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HGI

        As an inducement to the Nationwide Parties to enter into this Agreement, HGI hereby represents and warrants to the Nationwide Parties that, except as set forth in the HGI Disclosure Schedule (it being acknowledged and agreed by the Nationwide Parties that any matter set forth in any section or subsection of the HGI Disclosure Schedule will be deemed to be disclosed for all purposes of this Agreement and all other sections and subsections of the HGI Disclosure Schedule to which it is readily apparent that the matters so disclosed are applicable, but will expressly not be deemed to constitute an admission by HGI or any Subsidiary of HGI, or otherwise to imply, that any such matter rises to the level of a Material Adverse Effect or is otherwise material for purposes of this Agreement or the HGI Disclosure Schedule):

        Section 5.1    Organization and Qualification.

          (a)   HGI is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to conduct its Business as it is currently being conducted. Each of the Subsidiaries of HGI is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation and has all requisite power and authority to conduct its Business as it is currently being conducted, except as would not have, individually or in the aggregate, a Material Adverse Effect. Each of HGI and its Subsidiaries is duly qualified to do Business, and is in good standing, in the respective jurisdictions where the character of its Assets owned, operated or leased, or the nature of its Business, makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. Each Subsidiary of HGI is listed in Section 5.1(a) of the HGI Disclosure Schedule.

          (b)   Each Subsidiary of HGI (i) possesses an Insurance License in each jurisdiction in which it is required to possess an Insurance License, and (ii) is duly authorized in its jurisdiction of incorporation and each other applicable jurisdiction to write each line of business reported as being specified in the HGI Financial Statements or HGI Interim Financial Statements. All such Insurance Licenses, including authorizations to transact reinsurance, are in full force and effect without amendment, limitation, or restriction, other than as described in Section 5.1(b) of the HGI Disclosure Schedule, and HGI has no Knowledge of any event, inquiry or Proceeding which is reasonably likely to lead to the revocation, amendment, failure to renew, limitation, suspension, or restriction of any such Insurance License.

          (c)   Copies of the Certificate of Incorporation and Bylaws of HGI have been made available to Nationwide Mutual, and copies of the certificate of incorporation and bylaws (and other comparable organizational documents, if any) of each of the Subsidiaries of HGI have been made available to Nationwide Mutual, and such copies are true and complete as of the date of this Agreement.

          (d)   HGI and each of its Subsidiaries do not, directly or indirectly, beneficially own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association, or entity that, directly or indirectly, conducts any activity which is material to HGI or each of its Subsidiaries, other than (i) as disclosed in Section 5.1(d) of the HGI Disclosure Schedule, and (ii) investments in publicly-traded securities constituting less than five percent (5%) of the outstanding equity of the issuing entity.

          (e)   The minute books of HGI and of each of the Subsidiaries of HGI have been made available to Nationwide Mutual. Such minute books contain a complete summary of all meetings of directors and meetings of shareholders and reflect all of the material actions taken by each of their respective boards of directors (including each committee thereof) and shareholders since January 1, 2007. No Subsidiary of HGI is a limited liability company.

          (f)    None of the insurance company Subsidiaries of HGI are "commercially domiciled" in any jurisdiction, or otherwise treated as domiciled in a jurisdiction, other than their respective states of domicile.

        Section 5.2    Capitalization of HGI and its Subsidiaries.

          (a)   The authorized capital stock of HGI consists of (i) 80,000,000 shares of common stock with a par value of $1.00 per share and (ii) 1,000,000 shares of Series Preferred Stock with a par value of $1.00 per share. As of the close of business on September 26, 2011, (i) 35,114,111 shares of common stock of HGI were issued; (ii) 27,171,123 shares of common stock of HGI were outstanding, of which Harleysville Mutual is the record and beneficial holder of 14,526,445 of such shares; (iii) Options to purchase a total of 1,946,422 shares of common stock of HGI (of which Options to purchase a total of 1,262,936 shares of common stock were currently exercisable) were outstanding; (iv) 7,942,993 shares of common stock of HGI were held by HGI in its treasury; and (v) none of the shares of Series Preferred Stock of HGI were issued and outstanding. All of the issued and outstanding shares of the capital stock of HGI have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of any preemptive or subscription rights. Except as set forth in Section 5.2(a) of the HGI Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, rights, convertible securities, obligations to make capital contributions or advances, or voting trust arrangements, shareholders' agreements, or other agreements, commitments or undertakings of any character to which HGI is a party or by which it is bound relating to the issued or unissued capital stock of HGI or securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock, which obligates HGI to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, any such capital stock or other securities or obligating HGI to issue, grant, extend, or enter into any such subscription, option, warrant, call, right, security, contribution, advance, arrangement, agreement, commitment, or undertaking.

          (b)   All of the outstanding shares of capital stock (or of any other form of equity interest in the case of a Subsidiary of HGI that is not a corporation) of each of the Subsidiaries of HGI have been validly issued and are fully paid. Section 5.2(b) of the HGI Disclosure Schedule sets forth a true and complete statement of the capitalization of each of the Subsidiaries of HGI, and all of the outstanding shares of capital stock of each of the Subsidiaries of HGI are beneficially owned by either HGI or another of the Subsidiaries of HGI, free and clear of all Liens. Except as set forth in Section 5.2(b) of the HGI Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, rights, convertible securities, obligations to make capital contributions or advances, or voting trust arrangements, shareholders' agreements, or other agreements, commitments or undertakings of any character to which HGI or any Subsidiary of HGI is a party or by which any of them is bound relating to the issued or unissued capital stock (or of any other form of equity interest in the case of a Subsidiary of HGI that is not a corporation) of any of the Subsidiaries of HGI or securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of such capital stock (or of any other form of equity interest in the case of a Subsidiary of HGI that is not a corporation), which obligates HGI or any such Subsidiary of HGI to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, any such capital stock (or any such other form of equity interest in the case of a Subsidiary of HGI that is not a corporation) or other securities or obligating HGI or any of the Subsidiaries of HGI to issue, grant, extend, or enter into any such subscription, option, warrant, call, right, security, contribution, advance, arrangement, agreement, commitment, or undertaking. The name and percentage (if less than 100%) of outstanding capital stock (or of any other form of equity interest in the case of a Subsidiary of HGI that is not a corporation) owned, directly or indirectly, by HGI are set forth in Section 5.2(b) of the HGI Disclosure Schedule with respect to each Subsidiary of HGI.

        Section 5.3    Authority Relative to this Agreement.

          (a)   HGI has all requisite corporate power and authority to execute and deliver this Agreement and, subject to approval of this Agreement by the stockholders of HGI, to consummate the Transactions and carry out its obligations under the Transaction Documents to which it is or will be a party. The execution and delivery of this Agreement by HGI and the consummation by HGI of the Transactions have been duly approved and authorized by the Board of Directors of HGI. Except for the approval and adoption of this Agreement by the stockholders of HGI, no other corporate proceedings on the part of HGI are necessary to authorize this Agreement and the Transactions.

          (b)   This Agreement has been duly and validly executed and delivered by HGI and (assuming this Agreement is a valid and binding obligation of the Nationwide Parties) constitutes a valid and binding agreement of HGI enforceable against HGI in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors' rights generally, and (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

          (c)   The Board of Directors of HGI has received the written opinion of HGI's financial advisor, Keefe, Bruyette & Woods, Inc., to the effect that the Merger Consideration is fair, from a financial point of view, to holders of the shares of common stock of HGI receiving the Merger Consideration.

          (d)   The Board of Directors of HGI has also received the advice of Credit Suisse Securities (USA) LLC.

        Section 5.4    No Violation; Governmental Filings.

          (a)   The execution, delivery, and performance of this Agreement by HGI and the consummation by HGI of the Transactions will not (i) constitute a breach or violation of or default under the Certificate of Incorporation or the Bylaws (or similar organizational documents) of HGI or of any of the Subsidiaries of HGI, (ii) except as set forth in Section 5.4(a)(ii) of the HGI Disclosure Schedule, violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration under, or result in the creation of any Lien (other than Permitted Liens) upon any of the Assets of HGI or of any of the Subsidiaries of HGI under, any of the terms, conditions, or provisions of any Contract to which HGI or any Subsidiary of HGI is a party or to which it or any of its Assets may be subject, or (iii) except as set forth in Section 5.4(a)(iii) of the HGI Disclosure Schedule, constitute a breach or violation of or default under any Environmental Permit, Law, Order or License to which HGI or any of the Subsidiaries of HGI is subject, except, in the case of clauses (ii) and (iii) of this Section 5.4(a), to the extent such violation, conflict, breach, default, Lien or requirement would not, individually or in the aggregate, have a Material Adverse Effect on the Harleysville Parties, taken as a whole, or prevent or render impracticable the consummation by HGI of the Transactions.

          (b)   No Consent of or Filing with any Person is required with respect to HGI or any Subsidiary of HGI in connection with the execution and delivery of this Agreement by HGI and the consummation of the Transactions except for (i) the Core Governmental Approvals; (ii) the Governmental Approvals set forth in Section 5.4(b) of the HGI Disclosure Schedule; (iii) the approval of this Agreement by the stockholders of HGI, as contemplated by Section 8.2(a); (iv) the filings pursuant to Section 2.5(b); (v) any Consent or Filing that is disclosed in Section 5.4(b) of the HGI Disclosure Schedule or that would not otherwise be required to be disclosed pursuant to Section 5.4(a); (v) such Consents and Filings as may be required by any applicable state securities or blue sky Laws; and (vi) other such Consents or Filings, the failure of which to make or obtain would not, individually or in the aggregate, be reasonably likely to prevent or be a material impediment to the consummation of the Transactions or be reasonably likely to have a Material Adverse Effect on HGI and the Subsidiaries of HGI taken as a whole, or prevent or render impracticable the consummation of the Transactions by HGI.

        Section 5.5    HGI Financial Statements.

          (a)   HGI has made available to the Nationwide Parties true and complete copies of (i) the audited consolidated balance sheets of HGI and each of its Subsidiaries as of December 31, 2008, 2009, and 2010, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, together with the notes thereto, and the other financial information included therewith (collectively, the "HGI Financial Statements"), and (ii) the unaudited consolidated balance sheet of HGI and each of its Subsidiaries as of March 31, 2011, and June 30, 2011, and the related unaudited consolidated statements of income, stockholders' equity, and cash flows for the three (3) month period then ended (the "HGI Interim Financial Statements").

          (b)   The HGI Financial Statements present fairly, in all material respects, the financial position, results of operations, stockholders' equity, and cash flows of HGI and each of its Subsidiaries at the dates and for the time periods indicated and have been prepared and reviewed by the management of HGI in accordance with GAAP. The HGI Interim Financial Statements present fairly, in all material respects, the financial position, results of operations, stockholders' equity, and cash flows of HGI and each of its Subsidiaries at the date and for the period indicated and have been prepared and reviewed by the management of HGI in accordance with GAAP, consistent with the HGI Financial Statements, except for the absence of footnote disclosure and the customary year-end adjustments set forth in Section 5.5(b) of the HGI Disclosure Schedule. The HGI Financial Statements and the HGI Interim Financial Statements were derived from the books and records of HGI and each of its Subsidiaries.

        Section 5.6    Reserves.     The aggregate actuarial reserves and other actuarial amounts held in respect of Liabilities with respect to Insurance Contracts of each of the Insurance Subsidiaries of HGI as established or reflected in its HGI Financial Statements or HGI Interim Financial Statements: (a)(i) were determined in accordance with generally accepted actuarial standards consistently applied, (ii) were fairly stated, in all material respects, in accordance with sound actuarial principles, and (iii) were based on actuarial assumptions that are in accordance with or are more conservative than those specified in the related Insurance Contracts; and (b) complied with, in all material respects, the requirements of the domiciliary state of each such Subsidiary and all other applicable Laws. Each Subsidiary of HGI owns Assets that qualify as admitted assets under applicable insurance Laws in an amount at least equal to the sum of its statutory reserves and other similar amounts. HGI has made available to Nationwide Mutual a true and complete copy of each Harleysville Actuarial Analysis.

        Section 5.7    Absence of Certain Changes or Events.     Except as set forth in Section 5.7 of the HGI Disclosure Schedule or as disclosed in the HGI Financial Statements or HGI Interim Financial Statements, since December 31, 2010, HGI and each of its Subsidiaries has conducted its Business only in the Ordinary Course of Business, consistent with past practice, and there has not occurred: (a) a Material Adverse Effect, or any event or events which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Harleysville Parties taken as a whole; (b) except as required by applicable Law, any material change by HGI or any of its Subsidiaries in its accounting principles, practices, or methods; (c) any material addition or, to the Knowledge of HGI, any development involving a prospective material addition to the consolidated reserves of the Subsidiaries of HGI for future policy benefits or other policy claims and benefits other than as a result of activities and events in the Ordinary Course of Business; or (d) except as required by GAAP, SAP, or applicable Law, any change in the accounting, actuarial, investment, reserving, underwriting, or claims administration policies, practices, procedures, methods, assumptions, or principles of HGI or any of its Subsidiaries, as applicable, that has or would reasonably be expected to have an effect or impact, in any material respect, on the Business, Assets, Liabilities, results of operations or condition (financial or otherwise) of the Harleysville Parties taken as a whole. Except as set forth in Section 5.7 or Section 7.1(f) of the HGI Disclosure Schedule, since December 31, 2010, there has not been any increase in the compensation payable or that could become payable by HGI or any of the Subsidiaries of HGI to officers or key employees or any amendment of any of the compensation and benefit plans other than: (x) previously announced or communicated to affected employees prior to December 31, 2010, (y) made in the Ordinary Course of Business consistent with past practice or (z) as required by the terms of agreements or plans in effect as of December 31, 2010.

        Section 5.8    No Undisclosed Liabilities.     Except as disclosed in the HGI Financial Statements, HGI Interim Financial Statements, or as set forth in Section 5.8 of the HGI Disclosure Schedule, neither HGI nor any of the Subsidiaries of HGI has any Liabilities required by GAAP to be set forth on a balance sheet of HGI, other than (a) Liabilities arising since the date of the applicable HGI Financial Statement or HGI Interim Financial Statement in the Ordinary Course of Business consistent with past practice, (b) arising under or incurred in connection with this Agreement or the Transactions, or (c) that, individually or in the aggregate, are not material.

        Section 5.9    Litigation.     Except (a) as set forth in Section 5.9 of the HGI Disclosure Schedule or as disclosed in the HGI Financial Statements or HGI Interim Financial Statements, and (b) for any Proceeding which is not reasonably likely to give rise to a Liability in excess of $250,000, there are no Proceedings pending or, to the Knowledge of HGI, threatened against HGI or any Subsidiary of HGI before any Governmental Entity or arbitrator, and no such Proceedings described in clauses (a) or (b) above would give any Person the right to enjoin or rescind the Transactions or otherwise prevent HGI or any of its Subsidiaries from complying with the terms of this Agreement.

        Section 5.10    Compliance with Law.

          (a)   Except as set forth in Section 5.10(a) of the HGI Disclosure Schedule, since January 1, 2007, neither HGI nor any Subsidiary of HGI has been in violation (or, with notice or lapse of time or both, would be in violation) of any term or provision of any Law (including any applicable data security or privacy Laws) applicable to it or any of its Assets, which violation, individually or in the aggregate, could result in any material Liability to HGI or its Subsidiaries. HGI has made available to Nationwide Mutual all reports (including draft reports) of examinations of the affairs of HGI (including market conduct examinations) and each Subsidiary of HGI issued by insurance Governmental Entities for any period ending on a date on or after January 1, 2007. Except as set forth in Section 5.10(a) or Section 5.18(l) of the HGI Disclosure Schedule, all material deficiencies or violations in such reports have been resolved. Except as set forth in Section 5.10(a) or Section 5.18(l) of the HGI Disclosure Schedule, HGI has not received any written notice in the past five (5) years from any Governmental Entity regarding any actual or alleged material violation of, or failure to comply with, or material Liability under any applicable Law (including any applicable data security or privacy laws). Except as set forth in Section 5.10(a) of the HGI Disclosure Schedule, all outstanding Insurance Contracts issued or assumed by each Subsidiary of HGI are, to the extent required by applicable Law, on forms and at rates approved by the insurance Governmental Entities of the jurisdictions where issued or have been filed with and not objected to by such Governmental Entities within the periods provided for objection, except where the failure to file would not, individually or in the aggregate, reasonably be expected to result in any material Liability to HGI or any Subsidiary of HGI.

          (b)   Except as set forth in Section 5.10(b) of the HGI Disclosure Schedule, neither HGI nor any Subsidiary of HGI is a party to any Contract with or other undertaking to, or is subject to any Order by, or is a recipient of any supervisory letter or other written communication of any kind from, any Governmental Entity which: (i) is, individually or in the aggregate, reasonably likely to have a Material Adverse Effect on the Harleysville Parties taken as a whole, or (ii) has been received since January 1, 2007, and relates to its reserve adequacy or its marketing, sales, trade, or underwriting practices or policies and which is reasonably likely to be materially adverse to HGI or any of the Subsidiaries of HGI, nor has HGI or any of the Subsidiaries of HGI been notified in writing by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such Order, Contract, undertaking, letter, or other written communication.

          (c)   HGI and each of the Subsidiaries of HGI has implemented procedures and programs which are designed to provide reasonable assurance that HGI and each of the Subsidiaries of HGI and their employees and Producers are in compliance in all material respects with all applicable Laws, including advertising, licensing, data security, privacy and sales Laws.

        Section 5.11    Assets.     Except as set forth in Section 5.11 of the HGI Disclosure Schedule and except for Assets disposed of since December 31, 2010 in the Ordinary Course of Business consistent with past practice: (a) HGI and each of the Subsidiaries of HGI own all Assets that are disclosed or otherwise reflected in its most recent HGI Financial Statement and all Assets acquired thereafter, and all such Assets are owned by such Persons, free and clear of all Liens other than Permitted Liens; and (b) (i) HGI and each Subsidiary of HGI own good and indefeasible, marketable fee simple title to, or has a valid leasehold interest in, all real property used in the conduct of its Business or of a type which would be required to be specifically disclosed by any Subsidiary of HGI in Schedule A of its Annual Statement, free and clear of all Liens other than Permitted Liens; (ii) in the aggregate, all real property, other than unimproved land, is, in all material respects, suitable for its current uses; (iii) HGI and each Subsidiary of HGI own, or have a valid leasehold interest in or a valid right under Contract to use, all personal property that is presently used in and is material to the conduct of their Business, free and clear of all Liens other than Permitted Liens; (iv) HGI and each Subsidiary of HGI own, free and clear of all Liens other than Permitted Liens, or are licensed or otherwise possess legally enforceable rights to use, all Intellectual Property that is material to the conduct of their Business; and (v) neither HGI nor any Subsidiary of HGI is in conflict with or violation or infringement of, nor has HGI or any Subsidiary of HGI received any written notice of any such conflict with or violation or infringement of, any asserted rights of any other Person with respect to any Intellectual Property.

        Section 5.12    Environmental Matters.

          (a)   Except as set forth in Section 5.12(a) of the HGI Disclosure Schedule, each of HGI and the Subsidiaries of HGI and all HGI Real Property (including all owners or operators thereof) are in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession of all material Environmental Permits required under Environmental Laws and compliance in all material respects with the terms and conditions thereof. Except as set forth in Section 5.12(a) of the HGI Disclosure Schedule, neither HGI nor any Subsidiary of HGI has received any written communication, whether from a Governmental Entity, citizens' group, employee, or otherwise, that remains pending and alleges that HGI or any Subsidiary of HGI or any HGI Real Property (including any owner or operator thereof) is not in such compliance. Neither HGI nor any Subsidiary of HGI has been notified in a writing that remains pending by any Governmental Entity that any such Environmental Permit will be modified, suspended or revoked or cannot be renewed or transferred in the Ordinary Course of Business consistent with past practice or in connection with the Subsidiary Merger.

          (b)   Except as set forth in Section 5.12(b) of the HGI Disclosure Schedule, there is no Environmental Claim pending or, to the Knowledge of HGI or its Subsidiaries, threatened against HGI, any Subsidiary of HGI, any HGI Real Property (including any owner or operator thereof), or any Person whose Liability for any Environmental Claims HGI or any Subsidiary of HGI has retained or assumed either contractually or by operation of Law.

          (c)   There have been no releases, spills, leaks, or discharges of Hazardous Substances at, from, or to any HGI Real Property or, to the Knowledge of HGI or its Subsidiaries, at any other property, in each case, which is reasonably likely to require HGI or any Subsidiary of HGI to undertake investigation, abatement, removal, remedial, corrective, or other response action pursuant to applicable Environmental Laws. None of the HGI Real Property (i) is listed or proposed for listing on any list maintained by any Governmental Entity of sites that may require investigation (to the Knowledge of HGI) or any Subsidiary of HGI, abatement, removal, remedial, corrective, or other response action pursuant to applicable Environmental Laws, including the CERCLIS or the NPL, or (ii) is the subject of any abatement, removal, remedial, corrective, or other response action pursuant to applicable Environmental Laws or, to the Knowledge of HGI, is subject to any investigation with respect thereto.

          (d)   Except as set forth in Section 5.12(d) of the HGI Disclosure Schedule, to the Knowledge of HGI or any Subsidiary of HGI, no Hazardous Substances were manufactured, generated, stored, treated, transported from, or otherwise managed at any HGI Real Property, except in all material respects in compliance with all applicable Environmental Laws and except as has not created any material Liability with respect to any HGI Real Property, nor were Hazardous Substances from any HGI Real Property disposed of by HGI or any Subsidiary of HGI at any other property in a manner which, to the Knowledge of HGI or any Subsidiary of HGI, could result in a material Liability under applicable Environmental Laws.

        Section 5.13    Contracts.     HGI has made available to Nationwide Mutual true and complete copies of the following Contracts, which are currently in force, to which HGI or any Subsidiary of HGI is a party or by which any Assets of HGI or any Subsidiary of HGI are or may be bound, as such Contracts may have been amended to the date of this Agreement:

          (a)   all employment, consultation, retirement, termination, sign-on, buy-out, or other Contracts with any present or former officer, director, trustee, employee, agent, Producer, broker, or independent contractor of HGI or any Subsidiary of HGI (including loans or advances to any such Person or any Affiliate of such Person) providing for annual compensation of $100,000 or more, or for compensation over the term of the Contract, and any renewal thereof, of $500,000 or more (including base salary, bonus and incentive payments, and other payments or fees, whether or not any portion thereof is deferred);

          (b)   all Contracts with any Person including any Governmental Entity, containing any provision or covenant: (i) limiting the ability of HGI or any Subsidiary of HGI to engage in any line of business, to compete with any Person, to do business with any Person or in any location or to employ any Person, or (ii) limiting the ability of any Person to compete with or obtain products or services from HGI or any Subsidiary of HGI;

          (c)   all Contracts relating to the borrowing of money in excess of $1,000,000 by HGI or any Subsidiary of HGI or the direct or indirect guarantee by HGI or any Subsidiary of HGI of any obligation of any Person for borrowed money or other financial obligation of any Person in excess of $1,000,000, or any other Liability of HGI or any Subsidiary of HGI in respect of indebtedness for borrowed money or other financial obligation of any Person in excess of $1,000,000, including any Contract relating to or containing provisions with respect to: (i) the maintenance of compensating balances that are not terminable by HGI or any Subsidiary of HGI without penalty upon not more than ninety (90) days' notice, (ii) any lines of credit or similar facilities, (iii) the payment for property, products, or services of any other Person even if such property, products, or services are not conveyed, delivered or rendered, or (iv) any obligation to satisfy any financial obligation or covenants, including take-or-pay, keep-well, make-whole or maintenance of working capital, capital, or earnings levels or financial ratios or to satisfy similar requirements;

          (d)   all Contracts (other than Insurance Contracts and other Contracts entered into in the Ordinary Course of Business) with any Person containing any provision or covenant relating to the indemnification or holding harmless by HGI or any Subsidiary of HGI of any Person could under any circumstance result in a Liability to HGI or any of the Subsidiaries of HGI of $250,000 or more;

          (e)   all leases or subleases of real property used in the conduct of the Business of HGI or any Subsidiary of HGI and all other leases, subleases or rental or use Contracts providing for annual rental payments to be paid by or on behalf of HGI or any Subsidiary of HGI, involving, in the case of each of the foregoing, annual payments in excess of $100,000;

          (f)    all Contracts relating to the future disposition (including restrictions on transfer or rights of first refusal) or future acquisition of any interest in any business enterprise, and all Contracts relating to the future disposition of a material portion of the Assets of HGI or any Subsidiary of HGI other than in each case any Investment Asset or interest in any business enterprise or Assets to be acquired or disposed of in the Ordinary Course of Business or involving consideration of less than $1,000,000;

          (g)   all Insurance Contracts (including (i) any Contract pursuant to which any Subsidiary of HGI receives or has received surplus relief, and (ii) with respect to each such Contract, the ceding and assuming Person, the business reinsured, and the amount of the Liability reinsured), other than insurance policies with policyholders of the Subsidiaries of HGI issued in the Ordinary Course of Business;

          (h)   all other Contracts (other than (i) Insurance Contracts, (ii) Contracts relating to Investment Assets entered into in the Ordinary Course of Business, (iii) employment Contracts that are not otherwise required to be set forth in Section 5.13(h) of the HGI Disclosure Schedule, (iv) Contracts solely between HGI or any Subsidiary of HGI, on the one hand, and any Subsidiary of HGI, on the other hand, and (v) other Contracts which are expressly excluded under any other subsection of this Section 5.13 that involve or are reasonably likely to involve the payment pursuant to the terms of such Contracts by or to HGI or any Subsidiary of HGI of $250,000 or more, other than Contracts with Producers;

          (i)    (i) all Contracts or arrangements (including those relating to allocations of expenses, personnel, services or facilities) between or among HGI and any Subsidiary or Affiliate of HGI, Harleysville Mutual, or Harleysville Mutual Subsidiary, and (ii) all Contracts or arrangements between or among HGI, or any Subsidiary of HGI, on the one hand and any employee or agent, on the other, involving the lending or borrowing of money;

          (j)    all outstanding proxies (other than routine proxies in connection with annual meetings), powers of attorney, or similar delegations of authority of HGI or any Subsidiary of HGI to an unrelated Person, other than those entered into in the Ordinary Course of Business consistent with past practice in connection with Investment Assets; and

          (k)   all Contracts the terms of which provide or contemplate that the Subsidiary Merger will give rise to any form of severance, compensation, or other Liability for HGI, any Subsidiary of HGI, or the Surviving Subsidiary.

        Each of the Contracts made available pursuant to this Section 5.13 is in full force and effect, constitutes a legal, valid and binding obligation of HGI and each of the Subsidiaries of HGI to the extent that it is a party thereto, and is enforceable in accordance with its terms. Except as set forth in Section 5.13 of the HGI Disclosure Schedule, neither HGI nor any Subsidiary of HGI is in violation, breach or default, or has failed to perform any obligation, under any such Contract or, with or without notice or lapse of time or both, would be in violation, breach or default, or would fail to perform any obligation, under any such Contract except for violations, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to result in any obligation or Liability of HGI or any Subsidiary of HGI in excess of $250,000.

        Section 5.14    Insurance Issued by the Insurance Subsidiaries of HGI.     Except as set forth in Section 5.14 of the HGI Disclosure Schedule:

          (a)   All material Contracts to which any of the Insurance Subsidiaries of HGI is a party with respect to reinsurance applicable to insurance in force on the date of this Agreement, and all material Contracts under which any of the Subsidiaries of HGI has any obligation to cede insurance, are valid, binding and in full force and effect in accordance with their terms. None of the Subsidiaries of HGI is in material default of any such material Contract;

          (b)   Each Insurance Contract or certificate form, as well as any related application form, written advertising material, and rates or rules currently marketed by any of the Subsidiaries of HGI, the use or issuance of which requires filing or approval, has been appropriately filed, and if required by applicable Law, approved or not objected to by the insurance Governmental Entities of any state in which such Insurance Contracts, and forms, applications, advertising materials, rates or rules, are required to be filed. All such Insurance Contracts and certificates, forms, applications, advertising materials, and rates or rules are in material compliance with all applicable Laws;

          (c)   Since January 1, 2007, all claims and benefits claimed by any Person under any Insurance Contract of any Insurance Subsidiary of HGI have been paid (or provision for payment thereof has been made) in accordance with the terms of the Insurance Contracts under which they arose, and such payments were paid without fines or penalties, except for any such claims or claim for benefits of less than $2,000,000 for which such Subsidiary of HGI reasonably believes there is a reasonable basis to contest payment and is taking (or is preparing to take) such action or as set forth in Section 5.9 of the HGI Disclosure Schedule;

          (d)   Except as set forth in the HGI Financial Statements or HGI Interim Financial Statements referred to in Section 5.5 and except as provided by applicable Law, no provision in any Insurance Contract in force gives policyholders the right to receive dividends or distributions on their Insurance Contracts (other than accruals of interest on cash values or as claim benefits) or otherwise share in the benefits, revenue, or profits of any Subsidiary of HGI, nor have HGI or any Subsidiary of HGI marketed any of their respective products in such a manner as could reasonably be expected to create an expectation on the part of a policyholder to receive any such dividends or distributions. Except as incurred in the Ordinary Course of Business consistent with past practice, none of the Subsidiaries of HGI is liable to pay commissions upon the renewal of any Insurance Contract nor are any of them party to any agreement providing for the collection of insurance premiums payable to any Subsidiary of HGI by any other Person;

          (e)   HGI has made available to Nationwide Mutual a copy of all written investment policies and procedures for any Subsidiary of HGI. HGI and each Subsidiary of HGI have at all times complied with such investment policies and procedures in all material respects except with respect to Insurance Management Resources, L.P. and Harleysville, Ltd. which have no such policies or procedures;

          (f)    No Subsidiary of HGI is engaged in any activity that would require registration by any Subsidiary of HGI as an investment company, broker-dealer, investment advisor, or fund administrator under any applicable state or federal Law, including the Exchange Act, the Investment Company Act and the Investment Advisers Act. No Subsidiary of HGI maintains or manages any open-end management investment company or portfolio;

          (g)   No Subsidiary of HGI is engaged in the business of serving as a custodian or transfer agent;

          (h)   Since January 1, 2008, each Subsidiary of HGI has duly and validly filed or caused to be filed all reports, statements, documents, registrations, filings, or submissions that were required by applicable insurance Laws to be filed; all such filings complied with all applicable Laws when filed, and no material deficiencies have been asserted with respect to any such filings which have not been satisfied in all material respects, except to the extent that the failure to make any such filing or submission would not, individually or in the aggregate, result in any Liability to HGI or any Subsidiary of HGI in excess of $250,000;

          (i)    HGI has made available to Nationwide Mutual correct and complete copies of all of the HGI Reinsurance Treaties and all such HGI Reinsurance Treaties are in full force and effect, and the consummation of the Transactions will not result in a violation or bleach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or result in the loss of any benefit) under, any of the terms, conditions or provisions of any of the HGI Reinsurance Treaties. HGI has reasonably concluded that all reinsurance, coinsurance or similar recoverable amounts reflected in the HGI Statements are collectible, and HGI has no Knowledge of any material adverse change in the financial condition of its reinsurers that might raise concern regarding their ability to honor their reinsurance, coinsurance or similar commitments. No party to any of the HGI Reinsurance Treaties has given notice to HGI or any Subsidiary of HGI that such party intends to terminate, cancel or alter the pricing of any of the HGI Reinsurance Treaties as a result of or following consummation of the Transactions. With respect to each HGI Reinsurance Treaty, there is no material default or claim of any material default thereunder by HGI or any Subsidiary of HGI that is a party thereto or, to the Knowledge of HGI, by any other party thereto, and no event has occurred that, with the passage of time or the giving of notice or both would constitute a material default thereunder by HGI or any Subsidiary of HGI that is a party thereto or, to the Knowledge of HGI, by any other party thereto, or would permit material modification, acceleration or termination thereof. No HGI Reinsurance Treaty contains any provision providing that the other party thereto may terminate or alter the pricing of the same by reason of the Transactions, or contains any other provision which would be altered or otherwise become applicable by reason of the Transactions. Since December 31, 2010, no HGI Reinsurance Treaty has been cancelled. Since December 31, 2010, there have been no disputes under any HGI Reinsurance Treaty other than disputes in the Ordinary Course of Business for which adequate loss reserves have been established. Any adjustment to any Tax that results in a Tax Liability to HGI caused by an agreed or otherwise determined adjustment to the allocations made in reinsurance treaties or agreements involving HGI or any Subsidiary of HGI shall not constitute a breach of any representation or warranty made in this Agreement with respect to Tax matters;

          (j)    (i) To HGI's Knowledge, each Producer, at the time such Producer wrote, sold or produced business for any Subsidiary of HGI, was duly licensed under applicable Law for the type of business written, sold or produced by such Producer in the particular jurisdiction in which such Producer wrote, sold or produced such business for such Subsidiary of HGI, and was duly appointed, if applicable, by such Subsidiary of HGI; (ii) to HGI's Knowledge, no such Producer violated (or with notice or lapse of time or both would have violated) any term or provision of any Law or Order applicable to any aspect (including the marketing, writing, sale or production) of the Business of such Subsidiary of HGI; and (iii) there are no material disputes between a Subsidiary of HGI on the one hand and any such Producer on the other; and

          (k)   There are no claims or assessments against HGI or any of its Subsidiaries by any insurance guaranty association, joint underwriting association, residual market facility or assigned risk pool. To the Knowledge of HGI, no such claim or assessment is pending.

        Section 5.15    Cancellations.     Except as set forth in Section 5.15 of the HGI Disclosure Schedule, between December 31, 2010, and the date of this Agreement, no Person or group of Persons acting in concert writing, selling, or producing insurance business, which in the aggregate accounted for 2% or more of the gross premium income of any Subsidiary of HGI, taken as a whole, for the year ended December 31, 2010, has terminated or substantially reduced, or, to the Knowledge of HGI, threatened in writing to terminate or substantially reduce, its relationship with such Subsidiary of HGI.

        Section 5.16    Operations Insurance.     HGI has made available to Nationwide Mutual copies of all liability, property, workers compensation, directors and officers liability, and other similar Insurance Contracts that insure the Business or properties of HGI and any Subsidiary of HGI or affect or relate to the ownership, use, or operations of any Assets of HGI and any Subsidiary of HGI and that have been issued to HGI and any Subsidiary of HGI. All such Insurance Contracts are in full force and effect and are with financially sound and reputable insurers, and all premiums due and payable thereon have been paid in full on a timely basis. All notices of reportable incidents with respect to such insurance occurring during the last five years have been given in writing to appropriate carriers on a basis sufficiently timely to preserve the right of recovery of such insurance, and a copy of all such notices has been made available to Nationwide Mutual. Except as set forth in Section 5.16 of the HGI Disclosure Schedule, no party to any Insurance Contract has stated an intent or, to the Knowledge of HGI or any of its Subsidiaries, threatened to terminate or materially increase the premium in respect of any such Insurance Contract.

        Section 5.17    Taxes and Tax Returns.     Except as set forth in Section 5.17 of the HGI Disclosure Schedule with respect to HGI and any Person that is a Subsidiary of HGI on or after the date hereof:

          (a)   All income Tax Returns and all other material Tax Returns required under applicable Law to be filed with or provided to any Person by HGI or any Subsidiary of HGI have been (and, as to Tax Returns not filed as of the date of this Agreement, will be) timely filed (within any applicable extension periods) and such Tax Returns were true, complete, and correct in all material respects;

          (b)   HGI and each Subsidiary of HGI have within the time and in the manner prescribed by Law paid all Taxes due and payable except for those Taxes that are being contested in good faith and for which adequate reserves have been taken. To the Knowledge of HGI, no claim has ever been made by an authority in a jurisdiction where HGI or any Subsidiary of HGI does not file Tax Returns that HGI or any Subsidiary of HGI may be subject to taxation by that jurisdiction;

          (c)   HGI and each Subsidiary of HGI have established (and until the Effective Time will maintain) on their books and records: (i) reserves adequate to pay all Taxes not yet due and payable and all deficiencies asserted, proposed or, to the Knowledge of HGI, threatened against HGI or any Subsidiary of HGI, and (ii) reserves for deferred Taxes, in each case, in accordance with SAP or GAAP, as the case may be;

          (d)   Neither HGI nor any Subsidiary of HGI has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed;

          (e)   Neither HGI nor any Subsidiary of HGI has executed any waivers, extensions, or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns, which waivers, extensions or comparable consents remain in effect;

          (f)    To the Knowledge of HGI, no outstanding deficiencies, assessments, or written proposals for the assessment of any Taxes that are individually or collectively material in amount have been proposed, asserted, or assessed in writing against HGI or any of the Subsidiaries of HGI by any taxing authority;

          (g)   No Proceedings are presently pending with regard to any Taxes or Tax Returns of HGI or any Subsidiary of HGI. HGI has no Knowledge of any threatened Proceeding with respect to any such Taxes or Tax Returns.

          (h)   No power of attorney currently in force has been granted by HGI or any Subsidiary of HGI with respect to any matter relating to Taxes;

          (i)    Neither HGI nor any Subsidiary of HGI has received a Tax Ruling or entered into a Closing Agreement with any taxing authority that would have a continuing adverse effect after the Effective Time of the Subsidiary Merger;

          (j)    HGI and the Subsidiaries of HGI have made available to Nationwide Mutual complete and accurate copies of: (i) all federal and state income Tax Returns, and any amendments thereto, filed by or on behalf of HGI and each Subsidiary of HGI for all taxable years since 2007, and (ii) all audit reports received from any taxing authority relating to any Tax Return filed by HGI or any Subsidiary of HGI;

          (k)   Neither HGI nor any Subsidiary of HGI is a party to any Tax allocation or sharing agreement with any Person. Neither HGI nor any Subsidiary of HGI has any Liability for Taxes of any Person other than HGI or a Subsidiary of HGI under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by Contract or otherwise; and

          (l)    Neither HGI nor any Subsidiary of HGI has entered into a records retention agreement with any taxing authority.

        Section 5.18    Benefit Plans.

          (a)   Section 5.18(a) of the HGI Disclosure Schedule sets forth a list of any pension, retirement, profit-sharing, deferred compensation, bonus, employment agreement, severance agreement, change-in-control agreement or other incentive plan, any other employee program, arrangement, agreement or understanding, any medical, vision, dental or other health plan, any life insurance plan, severance plan, HGI Stock Plan or any other employee benefit plan (the "Benefit Plans"), to which HGI or any Subsidiary of HGI sponsors, maintains, contributes or is required to contribute to, or under which present or former Persons who perform or who have performed services for HGI or any Subsidiary of HGI are eligible to participate or derive a benefit. In addition to the Benefit Plans, Section 5.18(a) of the HGI Disclosure Schedule indicates the type of plan maintained. HGI and the Subsidiaries of HGI have made available the following documents in effect as of the date of this Agreement: true, correct, and complete copies of any Benefit Plan and, in the case of any unwritten Benefit Plan or statutory Benefit Plan, descriptions thereof, all agreements, including insurance Contracts, all amendments thereto and, with respect to any such plans or plan amendments, and if applicable, the most recent determination letter issued by the IRS with respect to each Benefit Plan subject to Section 401(a) of the Code, and, to the extent applicable, the most recent financial statements, annual reports, summary plan descriptions, and summaries of material modifications with respect to the Benefit Plans.

          (b)   Except as set forth in Section 5.18(b) of the HGI Disclosure Schedule, as of the date of this Agreement, the Benefit Plans each comply in all material respects with all applicable state and federal Laws, including COBRA and ERISA, and have been operated in material compliance with such requirements.

          (c)   Except as set forth in Section 5.18(c) of the HGI Disclosure Schedule, there is no Proceeding pending or, to the Knowledge of HGI, threatened against or affecting any Benefit Plan other than routine claims for benefits.

          (d)   Except as set forth in Section 5.18(d) of the HGI Disclosure Schedule, all required reports, notices, disclosures, and descriptions (including Form 5500 Annual Reports, PBGC-1s, and Summary Plan Descriptions) have been filed or distributed.

          (e)   Except as set forth in Section 5.18(e) of the HGI Disclosure Schedule, all contributions (including salary reduction contributions) have been paid when due to each Benefit Plan on a timely basis in material compliance with governmental requirements, or if not paid, accrued on the financial statements or records of HGI.

          (f)    Except as set forth in Section 5.18(f) of the HGI Disclosure Schedule, each Benefit Plan that is a pension plan (as defined in Section 3(2) of ERISA) and is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that such Benefit Plan is qualified and exempt from federal income taxes under Sections 401(a) and 501(a) of the Code, or has requested such a letter, and no such letter has been revoked nor, to the Knowledge of HGI, has revocation been threatened, and no Benefit Plan has been amended since the date of its most recent determination letter or application therefor, which is reasonably likely to adversely affect qualification of such Benefit Plan.

          (g)   With respect to each Benefit Plan that is funded wholly or partially through an insurance policy, all premiums required to have been paid to date under each insurance policy have been paid. Except as set forth in Section 5.18(g) of the HGI Disclosure Schedule, there is no Liability of HGI or any Subsidiary of HGI under any such insurance policy or ancillary agreement with respect to such insurance policy in the nature of a retroactive rate adjustment, loss sharing arrangement, or other actual or contingent Liability.

          (h)   Except as set forth on Section 5.18(h) of the HGI Disclosure Schedule, neither the execution and delivery of this Agreement, the consummation of the Transactions or the obtaining of the approval of the stockholders of HGI will (either alone or in conjunction with any other event) (i) result in any material payment becoming due to any director or officer of HGI or any Subsidiaries of HGI under any Benefit Plan; (ii) accelerate the time of payment or vesting or materially increase the amount of any benefits otherwise payable to any director or officer of HGI or any Subsidiaries of HGI under any Benefit Plan; (iii) require the funding of any benefit under any Benefit Plan or trust related thereto; or (iv) limit or restrict the right of HGI or any Subsidiaries of HGI to merge, amend or terminate any of the Benefit Plans. Section 5.18(h)(i) of the HGI Disclosure Schedule contains a report that sets forth HGI's good faith estimate, as of the date of such report, of (x) the amount to be paid (subject to the exceptions described in such report and based upon the assumptions described in such report) to the current officers of HGI under all Benefit Plans (or the amount by which any of their benefits may be accelerated or increased) as a result of (i) the execution of this Agreement, (ii) the consummation of the Transactions, (iii) the obtaining of the approval of the stockholders of HGI or (iv) the termination or constructive termination of the employment of such officers following one of the events set forth in clauses (i), (ii) or (iii) above and (y) the ramifications of such payments under Sections 280G and 4999 of the Code. Except as set forth in Section 5.18(h) of the HGI Disclosure Schedule, no Benefit Plan provides for any gross-up or additional payment by reason of the Tax required by Section 409A or 4999 of the Code being imposed on such individual.

          (i)    Except as set forth in Section 5.18(i) of the HGI Disclosure Schedule, no Benefit Plan provides benefits, including death or medical benefits (whether or not insured) with respect to current or former Persons providing services for HGI or any Subsidiary of HGI beyond their retirement or other termination of service other than (i) coverage mandated by applicable Law, (ii) death benefits under any Benefit Plan, (iii) retirement benefits under any Benefit Plan, or (iv) deferred compensation benefits reflected on the books of HGI or any Subsidiary of HGI.

          (j)    Except as set forth in Section 5.18(j) of the HGI Disclosure Schedule, none of HGI, any Subsidiary of HGI, or any member of the ERISA Controlled Group contributes to or has ever had an obligation to contribute to a multiemployer plan within the meaning of Section 3(37) of ERISA with respect to Persons who perform services for HGI or any Subsidiary of HGI.

          (k)   Except as set forth in Section 5.18(k) of the HGI Disclosure Schedule, with respect to any Benefit Plan subject to Section 406 of ERISA or Section 4975 of the Code, to the Knowledge of HGI, there has been no non-exempt prohibited transaction within the meaning of the Code or ERISA, and, no act, omission, or transaction has occurred that would result in the imposition of (i) breach of fiduciary duty Liability damages under Section 409 of ERISA, (ii) a civil penalty assessed pursuant to subsections (c), (i), or (1) of Section 502 of ERISA, or (iii) a Tax imposed pursuant to Chapter 43 of Subtitle D of the Code.

          (l)    Except as set forth in Section 5.18(l) of the HGI Disclosure Schedule, with respect to any Benefit Plan subject to the jurisdiction of the IRS, the United States Department of Labor, or the Pension Benefit Guaranty Corporation, there is no audit, investigation, inquiry or similar Proceeding pending (other than routine qualification determination filings) with respect to any of the Benefit Plans before the IRS, the United States Department of Labor, or the Pension Benefit Guaranty Corporation.

          (m)  Except as set forth on Section 5.18(m) of the HGI Disclosure Schedule with respect to each Benefit Plan that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, no such Benefit Plan is currently, or is reasonably expected to be, in "at risk status" within the meaning of Section 430(i) of the Code or Section 303(i) of ERISA.

          (n)   Since the last valuation date of any Benefit Plan that is a pension plan, no circumstance exists that would increase the amount of any accrued benefits due under the Benefit Plan.

          (o)   Each Benefit Plan's applicable trust is exempt from federal income tax and no event has occurred which is reasonably likely to give rise to disqualification or loss of tax-exempt status with respect to any of the Benefits Plans or applicable trusts.

          (p)   No amount or asset of any Benefit Plan or trust is or may be subject to unrelated business income tax.

          (q)   There are no stock incentive plans or stock award plans other than the HGI Stock Plans.

        Section 5.19    Labor and Employment Matters.

          (a)   Except as specified in Section 5.19(a) of the HGI Disclosure Schedule, (i) neither HGI nor any Subsidiary of HGI is a party to or bound by any union Contract, collective bargaining agreement, employment Contract, independent contractor agreement, consulting agreement or other similar Contract; (ii) neither HGI nor any Subsidiary of HGI has agreed to recognize any union or other collective bargaining representative; (iii) no union or collective bargaining representative has been certified as representing the employees of HGI or any Subsidiary of HGI; and (iv) to HGI's Knowledge, no labor union or collective bargaining representative has made any attempt or threatened to organize any employees of HGI or any Subsidiary of HGI. Neither HGI nor any Subsidiary of HGI has experienced any labor strike, dispute, slowdown or stoppage, or any other material labor difficulty during the past five (5) years, and, to HGI's Knowledge, there are no facts or circumstances that might lead to any such labor dispute. HGI and the Subsidiaries of HGI have provided Nationwide Mutual true and complete copies of all agreements listed in Section 5.19(a) of the HGI Disclosure Schedule.

          (b)   HGI and the Subsidiaries of HGI have provided Nationwide Mutual with a complete list of all employees, and independent contractors of HGI and each of the Subsidiaries of HGI, their respective positions, locations, exempt or non-exempt status, applicable independent contractor agreements, information on the basis for concluding that any such Person qualifies as an independent contractor rather than an employee of such Party, and salary grades and the rates of all regular and additional compensation and commissions payable to each such Person in any and all capacities and any regular or special compensation or commissions that will be payable to each such Person in any and all capacities as of the Closing Date other than the then-current accrual of regular payroll compensation.

          (c)   Except as set forth in Section 5.19(b) of the HGI Disclosure Schedule, the employees of HGI and the Subsidiaries of HGI are "at will" under applicable Law, and neither HGI nor any Subsidiary of HGI employs or engages any employee or independent contractor who, subject to compliance with applicable Law, cannot be dismissed immediately, whether currently or immediately after the Effective Time, without notice and without further liability to such Party. With respect to the employees of HGI and the Subsidiaries of HGI, during the last year, there has been no mass layoff, plant closing, or shutdown that triggers application of the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Law.

          (d)   As of the date of this Agreement, HGI and each Subsidiary of HGI have completed and retained to the extent required by IRCA the employment verification paperwork, in compliance with both the employment verification provisions (including the paperwork and documentation requirements) and the anti-discrimination provisions of IRCA, relating to all current employees. Further, to HGI's Knowledge, at all times prior to the date of this Agreement, HGI and each of the Subsidiaries of HGI was or came to be in compliance with such requirements as to all present and former employees.

          (e)   Neither HGI nor any Subsidiary of HGI is liable for any payment to any trust or other fund or to any Governmental Entity, with respect to unemployment compensation benefits, social security, or other benefits or obligations for employees (other than routine payments to be made in the Ordinary Course of Business consistently with past practice). Except as set forth in Section 5.19(e) of the HGI Disclosure Schedule, there are no pending claims against HGI or any Subsidiary of HGI under any workers' compensation plan or policy or for long-term disability.

          (f)    To HGI's Knowledge, no employee of HGI or any Subsidiary of HGI is in violation of any term of any employment agreement, nondisclosure agreement, common Law nondisclosure obligation, fiduciary duty, noncompetition agreement, or restrictive covenant to a former employer.

          (g)   Except as set forth in Section 5.19(g) of the HGI Disclosure Schedule, neither HGI nor any Subsidiary of HGI is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. Neither HGI nor any Subsidiary of HGI, including the officers thereof, has received within the past five (5) years any written notice of intent by any Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation relating to HGI or any of the Subsidiaries of HGI, and no such investigation is in progress. No director, officer or employee of HGI or of any Subsidiary of HGI has been convicted of any criminal felony involving dishonesty, a breach of trust or an offense described in 18 U.S.C. § 1033.

          (h)   Except as set forth in Section 5.19(h) of the HGI Disclosure Schedule, the execution and delivery of this Agreement, the consummation of the Transactions, and any termination of employment or service in connection therewith at or prior to the Closing Date will not (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus, or otherwise) becoming due to any Person, (ii) increase any benefits otherwise payable by HGI or any Subsidiary of HGI, (iii) result in the acceleration of the time of payment or vesting of any such benefits, (iv) increase the amount of compensation due to any Person, or (v) result in the forgiveness in whole or in part of any outstanding loans made by HGI or any Subsidiary of HGI to any Person.

          (i)    To HGI's Knowledge, no current director, officer, employee, manager, or independent contractor of HGI or any Subsidiary of HGI is a party to or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such director, officer, employee, manager, or independent contractor, and any other Person that in any way adversely affects (i) the performance of his or her duties as a director, officer, employee, manager, or independent contractor of HGI or any Subsidiary of HGI, or (ii) the ability of HGI or any Subsidiary of HGI to conduct its Business as it is currently conducted and proposed to be conducted.

          (j)    To HGI's Knowledge, there are no facts which would reasonably give rise to a claim which if asserted would be required to be disclosed by Section 5.9 of this Agreement, that HGI or any Subsidiary of HGI is not in compliance with all applicable Laws applicable to its respective employment and employment practices, including all applicable Laws regarding terms and conditions of employment, health and safety, wages and hours, employee and independent contractor classifications, immigration, employment discrimination, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers' compensation, labor relations, employee leave issues, and unemployment insurance. Neither HGI nor any Subsidiary of HGI is delinquent in any material payments to any employee for any services or any material amounts required to be reimbursed or otherwise paid.

        Section 5.20    Intellectual Property.

          (a)   Section 5.20(a) of the HGI Disclosure Schedule sets forth a list of all Intellectual Property owned by HGI and each Subsidiary of HGI other than unregistered copyrights and trade secrets. Such Intellectual Property is subsisting and is valid and enforceable. Except as set forth in Section 5.20(a) of the HGI Disclosure Schedule, (i) HGI or a Subsidiary of HGI owns, free and clear of all Liens, (except for Permitted Liens), or has a license or other right to use all Intellectual Property to the extent necessary for the conduct of its Business as currently conducted; (ii) there is no claim or Proceeding pending against HGI or any Subsidiary of HGI, to the Knowledge of HGI or any Subsidiary of HGI, threatened against HGI or any Subsidiary of HGI that has been made in the past three (3) years alleging that HGI or any Subsidiary of HGI is infringing any Intellectual Property rights of any third party; and (iii) neither HGI nor any Subsidiary of HGI has made any claim against any third party that remains pending alleging the infringement of any Intellectual Property right of HGI or any Subsidiary of HGI. Each of HGI and the Subsidiaries of HGI has taken commercially reasonable efforts to maintain the secrecy of the material trade secrets owned by HGI and the Subsidiaries of HGI. The Computer Systems and Computer Software owned or used by HGI or any Subsidiary of HGI in the conduct of its Business are sufficient in all material respects for the immediate needs of the Business of HGI and the Subsidiaries of HGI, other than upgrades in the Ordinary Course of Business. In the last twelve (12) months, there has been no crash, failure, breakdown, or continued substandard performance affecting any such Computer Systems or Computer Software that has adversely affected the Business, results of operation or condition (financial or otherwise) of HGI or any Subsidiary of HGI.

          (b)   Except as set forth in Section 5.20(b) of the HGI Disclosure Schedule, in the past three (3) years, Computer Software owned by HGI or any Subsidiary of HGI has not been disclosed, delivered, or made available to any Person that is not an employee or consultant of HGI or any Subsidiary of HGI, and neither HGI nor any Subsidiary of HGI has agreed to provide such Computer Software to any such Person (including as part of the escrow arrangement). Except as set forth in Section 5.20(b) of the HGI Disclosure Schedule, the Computer Software owned by HGI or any Subsidiary of HGI operates in all material respects in accordance with its documentation and specifications and has no material problems or defects.

        Section 5.21    Rating Agencies.     Except as disclosed in Section 5.21 of the HGI Disclosure Schedule, since December 31, 2010, none of the Rating Agencies has, other than as a result of the announcement of the Subsidiary Merger or the Transactions (a) imposed conditions (financial or otherwise) on retaining any currently held rating assigned to HGI or any Subsidiary of HGI, or (b) indicated to HGI or any Subsidiary of HGI that it is considering the downgrade of any rating assigned to HGI or any Subsidiary of HGI.

        Section 5.22    Investment Company.     None of the Subsidiaries of HGI maintains any separate accounts. Neither HGI nor any of the Subsidiaries of HGI conducts activities of or is otherwise deemed under applicable Law to control an "investment adviser" as such term is defined in Section 2(a)(20) of the Investment Company Act, whether or not registered under the Investment Advisers Act. Neither HGI nor any of the Subsidiaries of HGI is an "investment company" as defined under the Investment Company Act, and neither HGI nor any Subsidiaries of HGI sponsors any Person that is such an investment company.

        Section 5.23    Brokers or Finders.     No broker, investment banker, financial advisor or other Person other than HGI's financial advisors, (i) Credit Suisse Securities (USA) LLC (whose fees and expenses shall be paid 50% by HGI and 50% by Harleysville Mutual in accordance with the Harleysville Parties' agreement with such firm) and (ii) Keefe, Bruyette & Woods, Inc. (whose fees and expenses shall be paid by HGI in accordance with HGI's agreement with such firm), is entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of HGI and Harleysville Mutual as applicable. HGI has furnished to Nationwide Mutual complete and correct copies of all existing agreements between (i) HGI and Credit Suisse Securities (USA) LLC, and (ii) HGI and Keefe, Bruyette & Woods, Inc., pursuant to which such firms would be entitled to any payment relating to the Transactions.

        Section 5.24    HGI's SEC Documents and Listing.

          (a)   (i) HGI has made available to Nationwide Mutual and has timely filed or furnished (subject to all applicable extensions), as applicable, all reports, schedules, forms, statements and other documents required to be filed or furnished by HGI with the SEC since December 31, 2008, all of which have complied as of their respective filing dates in all material respects with all applicable requirements of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), the Exchange Act and the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "Sarbanes-Oxley Act") and (ii) HGI will file prior to the Effective Time all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC prior to such time. No executive officer of HGI has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any SEC Documents filed since December 31, 2008. None of HGI's SEC Documents, including any financial statements or schedules included or incorporated by reference therein, at the time filed, contained (or will contain when filed) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to HGI's SEC Documents. None of the Subsidiaries of HGI is required to file periodic reports with the SEC pursuant to the Exchange Act.

          (b)   HGI and its Subsidiaries have implemented and maintained a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. HGI (i) has implemented and maintained disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) designed to ensure that material information relating to HGI and its

  Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of HGI by others within those entities, and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to HGI's outside auditors and the audit committee of the board of directors of HGI (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect HGI's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in HGI's internal controls over financial reporting. To the Knowledge of HGI, as of the date of this Agreement, HGI's Chief Executive Officer and Chief Financial Officer will be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when due.

          (c)   Since December 31, 2008, to the Knowledge of HGI, (i) none of HGI, any of its Subsidiaries or any director, officer, or auditor of HGI or any of its Subsidiaries has received, or otherwise had or obtained knowledge of, any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or internal auditing practices, procedures, methodologies or methods of HGI or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that HGI or any of its Subsidiaries has engaged in questionable accounting or internal auditing practices and (ii) no attorney representing HGI or any of its Subsidiaries, whether or not employed by HGI or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by HGI or any of its officers, directors, employees or agents to the board of directors of HGI or any committee thereof or to any director or officer of HGI.

          (d)   As of the date of this Agreement, there are no transactions, agreements, arrangements or understandings involving HGI or its Subsidiaries that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act that have not been filed with or furnished to the SEC.

          (e)   Neither HGI nor any of its Subsidiaries is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract relating to any transaction or relationship between or among HGI or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K of the SEC)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, HGI's or any of its Subsidiaries' audited financial statements or other SEC Documents.

          (f)    Since December 31, 2008, HGI has complied in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ.

        Section 5.25    Absence of Indemnifiable Claims.     As of the date of this Agreement, there are no pending claims that would entitle any director or officer of HGI or its Subsidiaries to indemnification by HGI or its Subsidiaries under applicable Law, HGI's Certificate of Incorporation or Bylaws, or the certificate of incorporation or bylaws or other organizational or governance documents of any of the Subsidiaries of HGI or the Harleysville Mutual Subsidiaries, any insurance policy maintained by Harleysville Mutual, HGI or any of their Subsidiaries or any indemnity agreements of Harleysville Mutual or similar agreements to which Harleysville Mutual, HGI or any of their Subsidiaries is a party or by which any of its Assets is or may be bound.

        Section 5.26    State Anti-takeover.     HGI has taken all action necessary so that the restrictions on "business combinations" otherwise applicable under Section 203 of the DGCL do not apply to this

Agreement, the Mergers, the Voting Agreement and the other Transactions, and, accordingly, no such restrictions nor other anti-takeover or similar statute or regulation applies or purports to apply to the Transactions. No other "business combination," "control share acquisition," "fair price," "moratorium" or other anti-takeover Laws enacted under any federal or state Laws apply to this Agreement or the Transactions.

        Section 5.27    Risk-Based Capital.     HGI has made available to Nationwide Mutual true and complete copies of all Risk-Based Capital Reports. The Risk-Based Capital Reports are true, accurate and complete in all material respects. None of HGI or any of its Subsidiaries has suffered a decrease in its Risk-Based Capital to "Company Action Level."

        Section 5.28    Derivatives; Structured Products.     Neither HGI nor any Subsidiary of HGI, nor any of their respective Affiliates, (i) is engaged in any Derivative Transactions; (ii) has any Liability, contingent or otherwise, in connection with any Derivative Transaction; (iii) has issued, sponsored, organized, or otherwise originated any Structured Products; or (iv) has any Liability, whether accrued, absolute, contingent, or otherwise, in connection with any Structured Products.

        Section 5.29    No Other Representations or Warranties.     Except for the representations and warranties contained in this Agreement, none of HGI, the Subsidiaries of HGI or any other Person on behalf of HGI or the Subsidiaries of HGI makes any other express or implied representation or warranty with respect to HGI, any of the Subsidiaries of HGI or any information provided to Parent or Merger Sub with respect to HGI or any of the Subsidiaries of HGI.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF NATIONWIDE MUTUAL AND
MERGER SUB

        As an inducement to the Harleysville Parties to enter into this Agreement, Nationwide Mutual hereby represents and warrants to the Harleysville Parties that, except as set forth in the items set forth in the Nationwide Mutual Disclosure Schedule (it being acknowledged and agreed by the Harleysville Parties that any matter set forth in any section or subsection of the Nationwide Mutual Disclosure Schedule will be deemed to be disclosed for all purposes of this Agreement and all other sections and subsections of the Nationwide Mutual Disclosure Schedule to which it is readily apparent that the matters so disclosed are applicable, but will expressly not be deemed to constitute an admission by Nationwide Mutual, or otherwise to imply, that any such matter rises to the level of a Material Adverse Effect or is otherwise material for purposes of this Agreement or the Nationwide Mutual Disclosure Schedule):

        Section 6.1    Representations and Warranties of Nationwide Mutual.

          (a)    Organization and Qualification.    Nationwide Mutual is a mutual insurance company duly organized, validly existing, and in good standing under the Laws of the State of Ohio and has the requisite corporate power and authority to conduct its Business as it is currently being conducted. Nationwide Mutual is duly qualified to do business, and is in good standing, in the jurisdictions where the character of its Assets owned or leased or the nature of its Business makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. Nationwide Mutual possesses an Insurance License in Ohio and in each other jurisdiction in which Nationwide Mutual is required to possess an Insurance License. All such Insurance Licenses, including authorizations to transact reinsurance, are in full force and effect without amendment, limitation or restriction, and Nationwide Mutual does not have Knowledge of any event, inquiry or Proceeding which is reasonably likely to lead to the revocation, amendment, failure to renew, limitation, suspension or restriction of any such Insurance License.

          (b)    Authority Relative to this Agreement.

              (i)  Nationwide Mutual has all requisite power and authority to execute and deliver this Agreement and, subject to approval of this Agreement by the Members of Nationwide Mutual, to consummate the Transactions and carry out its obligations under the Transaction Documents to which it is or will be a party. The execution and delivery of this Agreement and the consummation by Nationwide Mutual of the Transactions have been duly approved and authorized by the Board of Directors of Nationwide Mutual. Except for the approval and adoption of this Agreement by the Members of Nationwide Mutual, no other corporate proceedings on the part of Nationwide Mutual are necessary to authorize this Agreement and the Transactions. The affirmative vote of at least two-thirds of the Members of Nationwide Mutual voting, in person or by properly executed proxy, at the meeting called pursuant to Section 8.1 is the only vote of Members of Nationwide Mutual necessary to approve and adopt this Agreement and the Transactions.

             (ii)  This Agreement has been duly and validly executed and delivered by Nationwide Mutual and (assuming this Agreement is a valid and binding obligation of the Harleysville Parties) constitutes a valid and binding agreement of Nationwide Mutual enforceable against Nationwide Mutual in accordance with its terms, except that: (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar Laws now or hereafter in effect relating to creditors' rights generally, and (B) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

            (iii)  The Board of Directors of Nationwide Mutual has received the opinion of Nationwide Mutual's financial advisor, Bank of America Merrill Lynch, to the effect that the Parent Merger is fair to the policyholders of Nationwide Mutual, taken as a group, from a financial point of view.

          (c)    No Violation; Government Filings.

              (i)  The execution, delivery and performance of this Agreement by Nationwide Mutual and the consummation by Nationwide Mutual of the Transactions will not: (A) constitute a breach or violation of or default under the Articles of Incorporation or the Code of Regulations (or similar organizational documents) of Nationwide Mutual, (B) violate, conflict with, or result in a breach of any provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration under, or result in the creation of any Lien upon any of the Assets of Nationwide Mutual under, any of the terms, conditions, or provisions of any Contract to which Nationwide Mutual is a party or to which it or any of its Assets may be subject, or (C) constitute a breach or violation of or default under any Environmental Permit, Law, Order or License to which Nationwide Mutual is subject other than, in the case of clauses (B) and (C), for any such breaches, violations, conflicts, terminations, defaults, accelerations, or Liens that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

             (ii)  No Consent or Filing of or with any Person is required with respect to Nationwide Mutual in connection with the execution and delivery of this Agreement by Nationwide Mutual and the consummation by Nationwide Mutual of the Transactions except for: (A) the approval of the Meeting Notice by the Ohio Superintendent as contemplated by Section 8.1(b), (B) the approval of this Agreement by the Board of Directors of Nationwide Mutual as contemplated by Section 8.1(a), (C) the approval and adoption of this Agreement by the Members of Nationwide Mutual as contemplated by Section 8.1, (D) the filing of this

    Agreement with and the approval of such by the Ohio Superintendent under the Ohio Insurance Law and the Pennsylvania Commissioner and the Pennsylvania Attorney General under the Pennsylvania Insurance Law and such other applications, registrations, declarations, filings, authorizations, Orders, consents, and approvals as may be required under the Laws of other jurisdictions, (E) the filings required under the HSR Act and the expiration or earlier termination of any waiting period applicable to the Parent Merger under such Act, (F) the filings pursuant to Section 2.5(a), (G) the filing of appropriate documents with and such consents as may be required under the Investment Company Act and the Investment Advisers Act, (H) such Consents and Filings as may be required by any applicable state securities or blue sky Laws, and (I) such other such Consents or Filings, the failure of which to make or obtain would not, individually or in the aggregate, be reasonably likely to prevent or be a material impediment to the consummation of the Transactions or be reasonably likely to have a Material Adverse Effect.

          (d)    SAP Statements.    Each Nationwide Mutual SAP Statement complied (and, as to SAP Statements filed after the date of this Agreement, will comply) in all material respects with all applicable Laws when so filed, and all material deficiencies with respect to any such Nationwide Mutual SAP Statement, of which Nationwide Mutual has Knowledge, have been cured or corrected. Each Nationwide Mutual SAP Statement (and the notes related thereto) referred to in Sections 6.1(d)(i), (d)(ii) , and (d)(iv) was prepared (and, as to SAP Statements filed after the date of this Agreement, will be prepared) in accordance with SAP and presents (and, as to SAP Statements filed after the date of this Agreement, will present) fairly, in all material respects, the financial position of Nationwide Mutual as of the respective dates thereof and the related summaries of operations and changes in capital and surplus and cash flow of Nationwide Mutual for the respective periods covered thereby. To the Knowledge of Nationwide Mutual, each Nationwide Mutual SAP Statement (including the notes related thereto) referred to in Section 6.1(d)(iii) was prepared (or, in the case of similar SAP Statements filed after the date of this Agreement, will be prepared) in accordance with the statutory accounting practices required by the insurance Governmental Entity in the jurisdiction in which such statement was (or will be) filed. Nationwide Mutual has previously made available to the Harleysville Parties true and complete copies of the Nationwide Mutual SAP Statements. For purposes of this Agreement, the "Nationwide Mutual SAP Statements" include the following:

              (i)  the Annual Statements for Nationwide Mutual as of and for the years ended December 31, 2008, 2009, and 2010;

             (ii)  the Quarterly Statements for Nationwide Mutual as of and for the calendar quarters ended March 31, 2011, and June 30, 2011;

            (iii)  any supplemental or separate statutory annual statements or quarterly statements for Nationwide Mutual for any of the periods ended December 31, 2008, 2009, and 2010, or March 31, 2011, or June 30, 2011, that are filed with any insurance Governmental Entity and that differ from the Annual Statements or the Quarterly Statements described in Section 6.1(d)(i) or (d)(ii) hereto; and

            (iv)  the audited SAP balance sheets of Nationwide Mutual as of December 31, 2008, 2009, and 2010, and the related audited summary of operations and statements of change in capital and surplus and cash flow of Nationwide Mutual for each such year, together with the notes related thereto and the reports thereon of KPMG, LLP.

          (e)    Absence of Certain Changes or Events.    Except as disclosed in the Nationwide Mutual SAP Statements, since December 31, 2010, Nationwide Mutual has conducted its Business only in the Ordinary Course of Business, consistent with past practice, and there has not occurred: (i) a Material Adverse Effect, or any event or events which, individually or, in the aggregate, are reasonably likely to have a Material Adverse Effect; (ii) except as required by SAP, GAAP, or applicable Law, any material change by Nationwide Mutual in its accounting principles, practices, or methods; or (iii) except as required by SAP, GAAP, or applicable Law, any material change in the accounting, actuarial, investment, reserving, underwriting, or claims administration policies, practices, procedures, methods, assumptions, or principles of Nationwide Mutual.

          (f)    No Undisclosed Liabilities.    Except as disclosed in the Nationwide Mutual SAP Statements, Nationwide Mutual does not have any Liabilities required by SAP or GAAP to be set forth on a balance sheet of Nationwide Mutual, other than Liabilities arising since the date of the applicable Financial Statement in the Ordinary Course of Business consistent with past practice that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (g)    Litigation.    Except as disclosed in the Nationwide Mutual SAP Statements, there are no Proceedings pending or, to the Knowledge of Nationwide Mutual, threatened against Nationwide Mutual before any Governmental Entity or arbitrator which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect.

          (h)    Compliance with Law.

              (i)  Nationwide Mutual is not in violation (or, with notice or lapse of time or both, would be in violation) of any term or provision of any Law applicable to it or any of its Assets, the violation of which is, individually or in the aggregate with all other such violations, reasonably likely to have a Material Adverse Effect. Nationwide Mutual has made available to Harleysville Mutual a list of all reports (including draft reports) of examinations of the affairs of Nationwide Mutual (including market conduct examinations) issued by insurance Governmental Entities for any period ending on a date on or after January 1, 2007, and all material deficiencies or violations in such reports for any prior period have been resolved. All outstanding Insurance Contracts issued or assumed by Nationwide Mutual are, to the extent required by Law, on forms and at rates approved by the insurance Governmental Entities of the jurisdictions where issued or have been filed with and not objected to by such authorities within the periods provided for objection.

             (ii)  Nationwide Mutual is not a party to any Contract with or other undertaking to, or is subject to any Order by, or is a recipient of any supervisory letter or other written communication of any kind from, any Governmental Entity which: (A) is reasonably likely to have a Material Adverse Effect, or (B) has been received since January 1, 2007 and relates to its reserve adequacy or its marketing, sales, trade, or underwriting practices or policies which is materially adverse to Nationwide Mutual, nor has Nationwide Mutual been notified by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such Order, Contract, undertaking, letter or other written communication.

            (iii)  Nationwide Mutual has implemented procedures and programs which are designed to provide reasonable assurance that Nationwide Mutual and its agents and employees are in compliance in all material respects with all applicable Laws, including advertising, licensing and sales Laws.

          (i)    Producer Licenses.    Substantially all of the Producers, at the time such Producers wrote, sold or produced business for Nationwide Mutual, were duly licensed as Producers (for the type of business written, sold or produced by such Producers) in the particular jurisdiction in which such

  Producers wrote, sold or produced such business for Nationwide Mutual, except as would not have, individually or in the aggregate, a Material Adverse Effect.

          (j)    Capitalization of Nationwide Mutual Subsidiaries.    All of the outstanding shares of capital stock (or of any other form of equity interest in the case of a Nationwide Mutual Subsidiary that is not a corporation) of each of the Nationwide Mutual Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or subscription rights and, except as set forth in Section 6.1(j) of the Nationwide Mutual Disclosure Schedule, are owned by either Nationwide Mutual or another of the Nationwide Mutual Subsidiaries, free and clear of all Liens. There are no outstanding subscriptions, options, warrants, calls, rights, convertible securities, or rights to acquire any equity interest in any of the Nationwide Mutual Subsidiaries.

          (k)    Reserves.    The aggregate actuarial reserves and other actuarial amounts held in respect of Liabilities with respect to Insurance Contracts of Nationwide Mutual and each Nationwide Mutual Subsidiary as established or reflected in their December 31, 2010 Annual Statements, March 31, 2011 Quarterly Statements, or June 30, 2011 Quarterly Statements: (a) (i) were determined in accordance with generally accepted actuarial standards consistently applied, (ii) were fairly stated, in all material respects, in accordance with sound actuarial principles, and (iii) were based on actuarial assumptions that are in accordance with or are more conservative than those specified in the related Insurance Contracts; and (b) complied with, in all material respects, the requirements of the Ohio Insurance Law and all other applicable Laws. Nationwide Mutual and each Nationwide Mutual Subsidiary own Assets that qualify as admitted assets under applicable insurance Laws in an amount at least equal to the sum of their statutory reserves and other similar amounts. Nationwide Mutual has made available to the Harleysville Parties a true and complete copy of each Nationwide Mutual Actuarial Analysis.

          (l)    Taxes and Tax Returns.    Except as set forth in Section 6.1(l) of the Nationwide Mutual Disclosure Schedule:

              (i)  All income Tax Returns and all other material Tax Returns required under applicable Law to be filed with or provided to any Person by Nationwide Mutual or any Nationwide Mutual Subsidiary have been (and, as to Tax Returns not filed as of the date of this Agreement, will be) timely filed (within any applicable extension periods) and such Tax Returns were true, complete and correct in all material respects;

             (ii)  Nationwide Mutual and each Nationwide Mutual Subsidiary have within the time and in the manner prescribed by Law paid all Taxes due and payable except for those contested in good faith and for which adequate reserves have been taken. To the Knowledge of Nationwide Mutual, no claim has ever been made by an authority in a jurisdiction where Nationwide Mutual or any Nationwide Mutual Subsidiary does not file Tax Returns that Nationwide Mutual or any Nationwide Mutual Subsidiary may be subject to taxation by that jurisdiction;

            (iii)  Nationwide Mutual and each Nationwide Mutual Subsidiary have established (and until the Effective Time will maintain) on their books and records: (i) reserves adequate to pay all Taxes not yet due and payable and all deficiencies asserted, proposed or threatened, in writing, against Nationwide Mutual or any Nationwide Mutual Subsidiary, and (ii) reserves for deferred Taxes, in each case, in accordance with SAP or GAAP, as the case may be;

            (iv)  Neither Nationwide Mutual nor any Nationwide Mutual Subsidiary has executed any waivers, extensions, or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns;

             (v)  To the Knowledge of Nationwide Mutual, no outstanding deficiencies, assessments, or written proposals for the assessment of any Taxes that are individually or collectively material have been proposed, asserted or assessed in writing against Nationwide Mutual or any of the Nationwide Mutual Subsidiaries by any taxing authority, except for Taxes that are being contested in good faith and for which adequate reserves have been taken;

            (vi)  No Proceedings are presently pending with regard to any Taxes or Tax Returns of Nationwide Mutual or any Nationwide Mutual Subsidiary, except for Taxes that are being contested in good faith and for which adequate reserves have been taken. Nationwide Mutual has no Knowledge of any Proceeding threatened in writing with respect to any such Taxes or Tax Returns.

           (vii)  Neither Nationwide Mutual nor any Nationwide Mutual Subsidiary has received a Tax Ruling or entered into a Closing Agreement with any taxing authority that would have a continuing adverse effect after the Effective Time of the Parent Merger;

          (viii)  Nationwide Mutual and the Nationwide Mutual Subsidiaries have made available to the Harleysville Parties complete and accurate copies of: (i) all federal and state income Tax Returns, and any amendments thereto, filed by or on behalf of Nationwide Mutual and each Nationwide Mutual Subsidiary for all taxable years since 2007, and (ii) all audit reports received from any taxing authority relating to any Tax Return filed by Nationwide Mutual or any Nationwide Mutual Subsidiary;

            (ix)  Neither Nationwide Mutual nor any Nationwide Mutual Subsidiary is a party to any Tax allocation or sharing agreement with any Person. Neither Nationwide Mutual or any Nationwide Mutual Subsidiary has any liability for Taxes of any Person other than Nationwide Mutual or a Nationwide Mutual Subsidiary under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by Contract or otherwise; and

             (x)  Neither Nationwide Mutual nor any Nationwide Mutual Subsidiary has taken any action or has any Knowledge of any fact or circumstance relating to Nationwide Mutual or any Nationwide Mutual Subsidiary that is reasonably likely to adversely affect the status of the Parent Merger as a reorganization under Section 368 of the Code.

          (m)    Rating Agencies.    Except as disclosed in Section 6.1(m) of the Nationwide Mutual Disclosure Schedule, since December 31, 2010, none of the Rating Agencies has, other than as a result of the announcement of the Parent Merger or the Transactions (i) imposed conditions (financial or otherwise) on retaining any currently held rating assigned to Nationwide Mutual or any Nationwide Mutual Subsidiary, or (ii) indicated to Nationwide Mutual or any Nationwide Mutual Subsidiary that it is considering the downgrade of any rating assigned to Nationwide Mutual or such Nationwide Mutual Subsidiary.

          (n)    Benefit Plans.

              (i)  Except as would not result in a Material Adverse Effect, each benefit plan (within the meaning of Section 3(3) of ERISA) maintained by Nationwide Mutual ("Nationwide Benefit Plan") is in compliance with state and federal laws, including COBRA and ERISA.

             (ii)  Each Nationwide Benefit Plan that is a pension plan (as defined in Section 3(2) of ERISA) and is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that such benefit plan is qualified and exempt from federal income taxes under Sections 401(a) and 501(a) of the Code, or has requested such a letter, and no such letter has been revoked nor, to the Knowledge of Nationwide Mutual, has revocation been threatened, and no such benefit plan has been amended since the date of its most recent determination letter or application therefor, which is reasonably likely to materially adversely affect qualification of such benefit plan.

          (o)    Brokers or Finders.    No broker, investment banker, financial advisor or other Person other than Nationwide Mutual's financial advisor, Bank of America Merrill Lynch, whose fees and expenses shall be paid by Nationwide Mutual in accordance with Nationwide Mutual's agreement with such firm, is entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Nationwide Mutual or any of the Nationwide Mutual Subsidiaries. Nationwide Mutual has furnished to the Harleysville Parties a complete and correct copy of all existing agreements between Nationwide Mutual and Bank of America Merrill Lynch pursuant to which such firm would be entitled to any payment relating to the Transactions.

          (p)    Insurance Issued by Nationwide Mutual Insurers.    Since January 1, 2009, all claims and benefits asserted by any Person under any Nationwide Mutual Insurance Contract have been or are in the process of being adjusted and or litigated in a timely and appropriate manner in good faith in compliance with all Laws, except as would not reasonably be expected to have a Material Adverse Effect. All claims asserted by any Person under any Nationwide Mutual Insurance Contract are being, and since January 1, 2009 have been, adjusted, paid, denied, or contested in good faith based upon a reasonable evaluation of the facts, the Insurance Contract, and applicable Laws, except as would not reasonably be expected to have a Material Adverse Effect.

          (q)    Articles of Incorporation and Code of Regulations.    Copies of the Articles of Incorporation and Code of Regulations of Nationwide Mutual have heretofore been made available to the Harleysville Parties, and such copies are accurate and complete as of the date hereof. Nationwide Mutual is not in violation of any of the provisions of its Articles of Incorporation or its Code of Regulations, except as would not reasonably be expected to have a Material Adverse Effect.

          (r)    Available Funds.    Nationwide Mutual and its Subsidiaries, taken as a whole, have, and at the Effective Time will have, sufficient funds to permit Merger Sub to consummate the Subsidiary Merger, to pay the aggregate Merger Consideration and the other amounts required to be paid by Nationwide Mutual and Merger Sub under this Agreement, and to perform the other obligations of Nationwide Mutual and Merger Sub hereunder.

        Section 6.2    Representations and Warranties of Merger Sub.     Merger Sub and Nationwide Mutual, jointly and severally, hereby represent and warrant to the Harleysville Parties as follows:

          (a)    Organization.    Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and no articles of dissolution have been filed in the office of the Delaware Secretary of State. Merger Sub has all requisite corporate power and authority and all necessary governmental approvals to own, lease, and operate its Assets and to carry on its Business as now being and proposed to be conducted.

          (b)    Authorization; Validity of Agreement; Necessary Action.    Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the Transactions have been duly approved and authorized by the Board of Directors of Merger Sub and by Nationwide Mutual the sole stockholder of Merger Sub, and no other corporate action on the part of Merger Sub is necessary to authorize this Agreement and the Transactions. This Agreement has been duly executed and delivered by Merger Sub and (assuming this Agreement is a valid and binding obligation of the Harleysville Parties) is a valid and binding obligation of Merger Sub enforceable against Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar Laws relating to creditors' rights generally and to general principles of equity.

          (c)    Ownership.    Merger Sub is a wholly-owned Subsidiary of Nationwide Mutual.

          (d)    Consents and Approvals; No Violations.    Except for filings, permits, authorizations, consents, and approvals as may be required under, and other applicable requirements of, applicable Insurance Laws, the Exchange Act, the HSR Act, and state securities or state blue sky Laws, none of the execution, delivery, or performance of this Agreement by Merger Sub, the consummation by Merger Sub of the Transactions, or compliance by Merger Sub with any of the provisions hereof will: (i) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of Merger Sub, (ii) require any Consent or Filing with any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract or other instrument or obligation to which Merger Sub is a party or by which it or any of its Assets may be bound, or (iv) violate any Order or other Law applicable to Merger Sub or any of its Assets.

          (e)    Formation of Merger Sub; No Prior Activities.    Merger Sub was formed solely for the purpose of engaging in the Transactions and consummating the Subsidiary Merger. As of the date of this Agreement and as of the Effective Time, except for: (i) obligations or Liabilities incurred in connection with its incorporation and the Transactions, and (ii) this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the Transactions, Merger Sub has not incurred, directly or indirectly, through any Subsidiary or Affiliate, any obligations or Liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person. Copies of the Certificate of Incorporation and Bylaws of Merger Sub have been made available to HGI, and such copies are true and complete as of the date of this Agreement.

          (f)    Legal Proceedings.    Except insofar as do not, and as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay consummation of the Subsidiary Merger, or otherwise prevent Merger Sub from performing its obligations under this Agreement, there are no Proceedings pending or, to the Knowledge of Nationwide Mutual, threatened, against Merger Sub.

          (g)    Brokers or Finders.    No broker, investment banker, financial advisor or other Person other than Merger Sub's financial advisor, Bank of America Merrill Lynch, whose fees and expenses shall be paid by Merger Sub in accordance with Merger Sub's agreement with such firm, is entitled to any broker's, finder's, financial advisor's, or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Merger Sub. Merger Sub has furnished to Nationwide Mutual a complete and correct copy of all existing agreements between Merger Sub and Bank of America Merrill Lynch pursuant to which such firm would be entitled to any payment relating to the Transactions.

        Section 6.3    No Other Representations or Warranties.     Each of the Nationwide Parties acknowledges that, except for the representations and warranties contained in Articles IV and V, neither HGI nor Harleysville Mutual, respectively, makes additional representations or warranties, and each of HGI and Harleysville Mutual hereby disclaims any other representations or warranties, whether made by HGI or Harleysville Mutual or any of their respective officers, directors, employees, agents or Representatives, with respect to the execution and delivery of this Agreement or any document entered into pursuant to the terms and conditions of this Agreement, or the Transactions, notwithstanding the delivery or disclosure to Nationwide Mutual, Merger Sub or their Representatives of any documentation or other information with respect to any one or more of the foregoing.

 ARTICLE VII

COVENANTS

        Section 7.1    Harleysville Parties Conduct of Business Pending the Mergers.     Each of the Harleysville Parties covenants and agrees as to itself and its Subsidiaries that, from the date of this Agreement through the earlier of the Effective Time or the termination of this Agreement pursuant to Section 10.1, unless Nationwide Mutual shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), or as otherwise expressly permitted or contemplated by this Agreement:

          (a)   Except as set forth in Section 7.1(a) of the Harleysville Mutual Disclosure Schedule or in Section 7.1(a) of the HGI Disclosure Schedule, each of the Harleysville Parties shall, and shall cause each of its Subsidiaries to, use reasonable efforts to conduct its Business only in the Ordinary Course of Business and in substantially the same manner as heretofore conducted since December 31, 2010, and each Harleysville Party and its Subsidiaries shall use reasonable efforts to preserve (i) its present business organization, (ii) the services of executive officers, key employees, and consultants, and (iii) its regular services to, and maintain its relationships with, policyholders, insurers, Producers, sales and distribution organizations, underwriters, investment customers, suppliers and all others having business dealings with it;

          (b)   Except as set forth in Section 7.1(b) of the Harleysville Mutual Disclosure Schedule or in Section 7.1(b) of the HGI Disclosure Schedule or as required by Law or any existing Insurance Contract, each of the Harleysville Parties shall not, and shall not permit any of its Subsidiaries to (i) declare or pay any dividend to policyholders or (ii) make or propose to make any change in its dividend practices or policies or in its underwriting, pricing, claims, risk retention, investment, reinsurance practices, or policies in any material respect; and each of the Harleysville Parties agrees that it will notify Nationwide Mutual and provide Nationwide Mutual with information in reasonable detail regarding any material transactions (excluding investment transactions in the Ordinary Course of Business consistent with past practice, but including transactions involving the securitization of Assets of the Harleysville Parties or their Subsidiaries, and transactions involving derivative securities), whether involving a purchase or sale, that it or any Subsidiary is considering;

          (c)   Neither of the Harleysville Parties nor any of their Subsidiaries shall make any material change in accounting methods or practices, including any change with respect to establishment of reserves for unearned premiums, losses (including incurred but not reported losses), and loss adjustment expenses, or any change in depreciation or amortization policies or rates adopted by it, except as required by Law, GAAP, or SAP;

          (d)   Except as set forth in Section 7.1(d) of the Harleysville Mutual Disclosure Schedule or in Section 7.1(d) of the HGI Disclosure Schedule, each of the Harleysville Parties shall not, and shall not permit any Subsidiary to, (i) amend its articles of incorporation or bylaws (unless contemplated hereby), (ii) incur any individual Liability or series of related Liabilities in excess of $1,000,000 other than in the Ordinary Course of Business consistent with past practice, (iii) incur any indebtedness for money borrowed for all of the Harleysville Parties and their Subsidiaries, in excess of $5,000,000 in the aggregate for any such indebtedness having a maturity of ninety (90) days or less, or $10,000,000 in the aggregate for any such indebtedness having a maturity of more than ninety (90) days, (iv) agree to any merger, consolidation, affiliation, demutualization, acquisition, redomestication, sale of all or a substantial portion of its Assets, bulk or assumption reinsurance arrangement, or other similar reorganization, arrangement, or business combination, (v) enter into any material partnership, joint venture, or profit sharing Contract, (vi) enter into any Contract limiting the ability of any of the Harleysville Parties or their Subsidiaries to engage in any Business, to compete with any Person, to do business with any Person or in any location or to employ any Person, or limiting the ability of any Person to compete with such Party or any of its

  Subsidiaries, (vii) enter into any Contract relating to the direct or indirect guarantee of any obligation of any Person in respect of indebtedness for borrowed money or other financial obligation of any Person other than in the Ordinary Course of Business consistent with past practice, (viii) enter into any Contract that could materially and adversely affect the consummation of the Transactions, (ix) violate any of its covenants under the Transaction Documents, or (x) modify any Contract with respect to the subject of any of the foregoing clauses;

          (e)   Neither of the Harleysville Parties shall, nor shall they permit any of their Subsidiaries to, issue, sell, agree, or commit to issue, any shares of or interests in, or rights of any kind to acquire any shares of or interests in, or to receive any payment based on the value of, the capital stock of or other equity interests in or any securities convertible into shares of any capital stock of or other equity interests, unless such issuance is pursuant to: (i) an equity incentive plan already in effect as of the date of this Agreement, and (ii) an award already made as of the date of this Agreement;

          (f)    Except (x) as set forth in Section 7.1(f) of the Harleysville Mutual Disclosure Schedule or in Section 7.1(f) of the HGI Disclosure Schedule, (y) with respect to employees who are not officers or directors, provided that such change is made in the Ordinary Course of Business consistent with past practice and would not result in an aggregate increase in cost to HGI or any Subsidiary of HGI of more than $2,000,000 per year, or (z) as required by the terms of agreements or plans already in effect and set forth in Section 5.18(a) of the HGI Disclosure Schedule or applicable Law, neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to (i) adopt or implement, or commit to adopt or implement, or materially amend, any HGI Benefit Plan (other than amendments to broad-based HGI Benefit Plans that apply to all participants in such plan), collective bargaining, compensation, employment, consulting, pension, profit sharing, bonus, incentive, group insurance, termination, retirement, or other employee benefit Contract, plan, or policy, (ii) enter into or materially amend any severance Contract, (iii) increase in any manner the compensation of, or enter into any Contract relating to the borrowing of money by, its directors, officers, or other employees who have an annual base salary of $100,000 or more, (iv) increase by more than 1% the aggregate number of its employees (excluding employees who are officers) plus open positions from that as of September 30, 2011, (v) pay or agree to pay any pension, retirement allowance, or other employee benefit, (vi) voluntarily recognize, or involuntarily become subject to, any labor organization or any other Person as a collective bargaining representative of one or more bargaining units, or (vii) other than obligations that arise by operation of Law or under the bylaws of a Party as they exist on the date of this Agreement, or as contemplated by this Agreement, enter into, adopt or increase any indemnification or hold harmless arrangements with any directors, officers, or other employees or agents of such Party or any of its Subsidiaries or any other Person;

          (g)   Other than as contemplated by the Harleysville budget for 2011 and 2012, neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, make any capital expenditures or expenditures or commitments for expenditures for the purchase or lease of any products or services or group of products or services (other than with respect to Investment Assets) which, in one or a series of related transactions, exceed $250,000, or which, in the aggregate for either Harleysville Party and its Subsidiaries taken as a whole exceed $250,000, except for expenditures relating to this Agreement and the consummation of the Transactions, and expenditures required to be made pursuant to existing Contracts to which either of the Harleysville Parties or any Subsidiary is a party;

          (h)   Other than in the Ordinary Course of Business consistent with past practice or in connection with the redemption of outstanding guaranteed investment Contracts in the exercise of reasonable judgment of either of the Harleysville Parties, neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, waive any rights with a value in excess of $250,000 or any other rights which are material to any Contract or make any payment, direct or indirect, of any Liability in excess of $250,000 before the same comes due in accordance with its terms, in each case, including any provision of any Insurance Contract to permit a cash-out thereof;

          (i)    Except as set forth in Section 7.1(i) of the Harleysville Mutual Disclosure Schedule or in Section 7.1(i) of the HGI Disclosure Schedule, neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, (i) sell, lease, mortgage, encumber, or otherwise grant any interest in or dispose of any of its Assets other than the sale of Investment Assets in the Ordinary Course of Business consistent with existing investment strategies which, individually or in the aggregate, are material to the financial condition of either of the Harleysville Parties or its Subsidiaries, taken as a whole, and, in addition, in the case of Liens, for Permitted Liens and Liens not individually in excess of $250,000 and not aggregating in excess of $1,000,000, (ii) increase the percentage of Investment Assets consisting of equity interests; or (iii) restructure, amend, modify, or otherwise affect any Investment Asset or any Contract relating thereto which is material to the financial condition of either of the Harleysville Parties or its Subsidiaries, taken as a whole, and, in either case described in clauses (i) and (ii), only in accordance with the statement of investment policy that has been made available to Nationwide Mutual; and the Harleysville Parties shall furnish to Nationwide Mutual a monthly report, in detail reasonably acceptable to Nationwide Mutual, of all such transactions or other changes (other than changes in market values or changes made in the Ordinary Course of Business, such as interest payments, maturities, etc.) affecting Investment Assets of the Harleysville Parties or any Subsidiary which took place since the last such report;

          (j)    Neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, other than pursuant to the operation of separate accounts involved in real estate in the Ordinary Course of Business, consistent with existing strategies, make any equity real estate investments (other than through restructuring or foreclosure or pursuant to commitments existing at the date of this Agreement or to protect the value of existing investments in the exercise of reasonable business judgment), and none of the Harleysville Parties or their Subsidiaries shall take any action, other than in the exercise of reasonable business judgment and following discussion with Nationwide Mutual, which results, individually or in the aggregate, in (i) the realization of any gross capital loss or losses in an amount of $10,000,000 or more, or (ii) an adverse impact on the surplus of either of the Harleysville Parties or a Subsidiary in an amount of $10,000,000 or more;

          (k)   Other than in the Ordinary Course of Business consistent with past practice, neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, enter into any material Contract or amend or waive any material provision of any material Contract which would involve the payment by either of the Harleysville Parties or any Subsidiary of $250,000 or more;

          (l)    Other than in the Ordinary Course of Business consistent with past practice, neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, settle or compromise any claim in any Proceeding which could result in an expenditure for the Harleysville Parties and their Subsidiaries in excess of $500,000;

          (m)  Neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, purchase or otherwise acquire, except pursuant to a Contract in effect on the date of this Agreement, (i) any controlling equity interest in any Person (other than Investment Assets, subject to the restriction provided in Section 7.1(i)(ii)), (ii) any non-publicly traded securities in excess of $250,000 per transaction or $1,000,000 per issuer or credit, (iii) any investments in fixed income securities rated in NAIC Class 4, 5, or 6, non-publicly traded equity securities or Assets required to be shown on Schedule BA of a Person's Annual Statement in excess of $50,000 per transaction or $100,000 per issuer or credit, (iv) any real property or mortgage investments except in the Ordinary Course of Business with respect to managing the existing portfolio of real property and mortgage investments, including foreclosing purchase money mortgages, extensions, and refinancing, or (v) any shares or debt securities of HGI or any other interest in HGI convertible into or exchangeable or exercisable for any equity or similar interest in HGI, directly or indirectly;

          (n)   Neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, (i) assume any Liability or obligation with respect to, enter into any new, or materially amend any existing assumed reinsurance Contracts or arrangements provided, however, that the Harleysville Parties shall be permitted to amend any such assumed reinsurance Contract if such amendment reduces the obligations or Liability of such Harleysville Party or Harleysville Parties thereunder, or (ii) assume any Liability or obligation with respect to, enter into any new, or materially amend or terminate any existing ceded reinsurance Contracts other than, with respect to clause (ii), in the Ordinary Course of Business;

          (o)   The Harleysville Parties shall, and shall cause each Subsidiary to, maintain uninterrupted its existing insurance coverage of all types in effect or procure substantially similar substitute insurance policies with financially, sound and reputable insurance companies in at least such amounts and against such risks as are currently covered by such policies if such coverage is available;

          (p)   The Harleysville Parties each shall deliver to Nationwide Mutual as promptly as practicable after preparation thereof, unaudited or audited, as the case may be, (i) SAP Statements filed by or on behalf of the Harleysville Parties after the date of this Agreement and copies of material correspondence relating to any such SAP Statement; (ii) GAAP Financial Statements prepared by or on behalf of the Harleysville Parties after the date of this Agreement; and (iii) any financial statements, reports, plans or budgets prepared for or used by the management of the Harleysville Parties in the conduct, management or operation of the business of the Harleysville Parties and any of their Subsidiaries;

          (q)   Neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, take any actions that would be reasonably likely to adversely affect the status of the Parent Merger as a reorganization under Section 368 of the Code;

          (r)   None of the Harleysville Parties or their Subsidiaries shall (i) make or rescind any material express or deemed election relating to Taxes, (ii) make a request for a Tax Ruling or enter into a Closing Agreement, settlement or compromise with respect to any material Tax matter, or (iii) with respect to any material Tax matter, change any of its methods of reporting income or deductions for federal or state income Tax purposes from those employed in the preparation of its federal or state income Tax Return for the Taxable year ending December 31, 2010, except as may be required by Law;

          (s)   Except as set forth in Section 7.1(s) of the HGI Disclosure Schedule, none of HGI, any Subsidiary of HGI nor any Harleysville Mutual Subsidiary shall declare, set aside, or pay any dividends or distributions (whether in cash, stock, or property) in respect of its capital stock or redeem, purchase, or otherwise acquire any such capital stock;

          (t)    Neither of the Harleysville Parties shall, nor shall any Subsidiary settle any pending or threatened Proceeding in an amount exceeding $250,000, other than settlement of any pending or threatened Proceeding with respect to claims arising under Insurance Contracts underwritten, ceded, or assumed by any Harleysville Mutual Subsidiary or any Subsidiary of HGI;

          (u)   Other than with respect to Nationwide Mutual, Merger Sub, the Mergers and the Voting Agreement, HGI shall not waive application of Section 203 (Business Combinations with Interested Stockholders) of the DGCL with respect to any Person or Transaction;

          (v)   Other than in the Ordinary Course of Business consistent with past practice, the Harleysville Parties shall not, with respect to any Insurance Contract, reduce rates, fail to implement actuarially based rate increases, extend existing policy terms, accelerate renewals, or take any other action similar to the foregoing;

          (w)  Neither of the Harleysville Parties shall, nor shall they permit any Subsidiary to, enter into any new, or materially amend or terminate any existing, Contract with respect to the lease of real property; and

          (x)   Neither of the Harleysville Parties shall, nor shall any Subsidiary agree, in writing or otherwise, to take any of the actions prohibited by the foregoing clauses (a) through (w)

        Section 7.2    No Solicitation by the Harleysville Parties.

          (a)    Alternative Transaction.

              (i)  The Harleysville Parties shall not, and shall cause their Subsidiaries not to, and shall not authorize or permit the directors, officers, employees, and Representatives of the Harleysville Parties or any of their Subsidiaries to, directly or indirectly, (A) solicit, initiate, or knowingly facilitate, induce, or encourage any inquiries or the making of any proposal or offer that constitutes an Alternative Transaction Proposal, or (B) subject to Section 7.2(b), enter into, continue, or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or cooperate in any way that would lead to, any Alternative Transaction Proposal. Without limiting the foregoing, any violation of the restrictions set forth in this Section 7.2(a) by either of the Harleysville Parties or any of their Subsidiaries or their respective directors, officers, employees, or Representatives shall be deemed to be a breach of this Section 7.2(a) by Harleysville Mutual and HGI and shall be cause for termination of this Agreement by the Nationwide Parties.

             (ii)  The Harleysville Parties will, and will cause each of their Subsidiaries and each of the directors, officers, employees, and Representatives of the Harleysville Parties and their Subsidiaries to, immediately cease and cause to be terminated any and all existing activities, discussions, or negotiations with any Person conducted heretofore with respect to any Alternative Transaction Proposal and will not authorize or permit any of their Representatives to engage in any activities, discussions, or negotiations with any Person with respect to any Alternative Transaction Proposal. The Harleysville Parties will, and will cause each of their Subsidiaries to, enforce, and, except where the Harleysville Party determines, after consultation with its outside legal counsel and its financial advisors, that failure to take such action would reasonably be likely to constitute a breach of its fiduciary duties under applicable Law, will not waive any provisions of, any confidentiality or standstill agreement (or any similar agreement) to which either of the Harleysville Parties or any of their Subsidiaries is a party relating to any such Alternative Transaction Proposal. Harleysville Mutual or HGI, as applicable, will promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of any Alternative Transaction Proposal to return or destroy all Confidential Information furnished prior to the execution of this Agreement to or for the benefit of such Person by or on behalf of such Harleysville Party or any of its Subsidiaries. The Harleysville Parties agree that they will take the necessary steps to promptly inform their directors, officers, employees, and Representatives of the obligations undertaken in this Section 7.2.

          (b)    Superior Proposal.    Notwithstanding anything to the contrary contained in Section 7.2(a) or elsewhere in this Agreement, in the event that HGI receives after the date of this Agreement and prior to obtaining the approval of the stockholders contemplated by Section 8.2 an unsolicited, bona fide written Alternative Transaction Proposal which the Board of Directors of HGI reasonably determines (after consultation with its outside legal counsel and its financial advisor) to be a Superior Proposal, HGI may then take the following actions:

              (i)  Furnish any information with respect to HGI, Harleysville Mutual and their Subsidiaries to the Person or group (and their respective Representatives) making such

    Alternative Transaction Proposal; provided, that (A) prior to furnishing any such information, it receives from such Person or group an executed confidentiality agreement containing confidentiality terms at least as restrictive as the terms contained in the Confidentiality Agreement, dated as of March 21, 2011, among the Parties (the "Confidentiality Agreement"), and (B) contemporaneously with furnishing any such information to such Person or group, it furnishes such information to Nationwide Mutual; and

             (ii)  Engage in discussions or negotiations with such Person or group (and their Representatives) with respect to such Alternative Transaction Proposal.

          Nothing contained herein shall prevent HGI from disclosing to the stockholders of HGI a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to an Alternative Transaction Proposal if HGI determines, after consultation with its outside legal counsel, that failure to disclose such position would be reasonably likely to be inconsistent with applicable Law.

          (c)    Notification.    In addition to the obligations of the Harleysville Parties set forth in Sections 7.2(a), (b), and (d), as promptly as practicable (and in any event within one (1) Business Day) after receipt of any Alternative Transaction Proposal, any request for nonpublic information, or any inquiry relating in any way to, or that would reasonably be expected to lead to, any Alternative Transaction Proposal, HGI and Harleysville Mutual shall provide Nationwide Mutual with written notice of the material terms and conditions of such Alternative Transaction Proposal, request, or inquiry, and the identity of the Person or group making any such Alternative Transaction Proposal, request, or inquiry, and a copy of all written materials provided to it in connection with such Alternative Transaction Proposal, request, or inquiry. In addition, HGI and Harleysville Mutual shall provide Nationwide Mutual as promptly as practicable (and in any event within one (1) Business Day) with all information as is reasonably necessary to keep Nationwide Mutual fully informed of all material written communications regarding, and the status and changes to the economic or other material terms of, any such Alternative Transaction Proposal, request, or inquiry, and shall provide, as promptly as reasonably practicable, to Nationwide Mutual a copy of all material written materials (including material written materials provided by email or otherwise in electronic format) provided by or to HGI, its, or any of its Representatives or to Harleysville Mutual in connection with such Alternative Transaction Proposal, request, or inquiry. Each of HGI and Harleysville Mutual shall provide Nationwide Mutual with three (3) days' prior notice (or such lesser prior notice as is provided to the members of its Board of Directors) of any meeting of its Board of Directors at which its Board of Directors is reasonably expected to consider any Alternative Transaction Proposal.

          (d)    Changes of Recommendation; Termination.    Neither of the Boards of Directors of HGI or Harleysville Mutual nor any committee thereof shall, directly, or indirectly, (i) (A) withdraw or qualify (or amend or modify in a manner adverse to Nationwide Mutual) or publicly propose to withdraw or qualify (or amend or modify in a manner adverse to Nationwide Mutual), the approval, recommendation, or declaration of advisability by such Board of Directors or any committee thereof of this Agreement, the Mergers, or the other Transactions, or (B) recommend, adopt, or approve, or propose publicly to recommend, adopt, or approve, any Alternative Transaction Proposal, or (ii) approve or recommend, or publicly propose to approve or recommend, or allow HGI or Harleysville Mutual, any of their Subsidiaries, or any of their Affiliates to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement, or other similar agreement, arrangement or understanding (A) constituting, or relating to, any Alternative Transaction Proposal, or (B) requiring it (or that would require it) to abandon, terminate, or fail to consummate any of the Mergers or any other Transaction (any of the foregoing actions being referred to herein as an "Adverse Recommendation Change").

  Notwithstanding anything to the contrary set forth in this Section 7.2(d) or in any other provision of this Agreement, the Board of Directors of HGI may, solely in response to a Superior Proposal, terminate this Agreement pursuant to Section 10.1(h) and concurrently enter into a definitive agreement with respect to such Superior Proposal and make an Adverse Recommendation Change to its stockholders, if, and only if, all of the following conditions in clauses (i) through (vi) are met:

              (i)  such Superior Proposal has been made and has not been withdrawn and continues to be a Superior Proposal;

             (ii)  the approval of this Agreement and the Transactions by the stockholders of HGI has not been obtained;

            (iii)  HGI has (A) provided to Nationwide Mutual five (5) Business Days' prior written notice that states (1) HGI has received a Superior Proposal, (2) the material terms and conditions of the Superior Proposal (including the per share value of the consideration offered therein and the identity of the Person or group of Persons making the Superior Proposal) and copies of the relevant proposed transaction agreements with the Person or group of Persons making such Superior Proposal and other material documents, including the definitive agreement with respect to such Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new notice and a new five (5) Business Day period), and (3) it intends to terminate this Agreement, and the manner in which it intends to do so, and (B) prior to terminating this Agreement, to the extent requested by Nationwide Mutual, engaged in good faith negotiations with Nationwide Mutual to amend this Agreement in such a manner that the Alternative Transaction Proposal ceases to constitute a Superior Proposal;

            (iv)  the Board of Directors of HGI has determined in good faith after consultation with its outside legal counsel and its financial advisers, that, in light of such Superior Proposal and taking into account any revised terms offered by Nationwide Mutual, the failure to terminate this Agreement and accept the Superior Proposal would reasonably be likely to constitute a breach of its fiduciary duties under applicable Law;

             (v)  HGI and Harleysville Mutual shall have complied with Section 7.2(a) and shall not have breached any of the other provisions set forth in this Section 7.2 in any material respect; and

            (vi)  HGI pays all fees and expenses as required pursuant to Section 10.3.

        Section 7.3    Reasonable Efforts.     Upon the terms and subject to the conditions herein provided, each of the Parties hereto agrees to use all reasonable best efforts to promptly take, or cause to be taken, all action to do, or cause to be done, and to assist and cooperate with each of the other Parties hereto in doing or causing to be done, all things necessary, proper, or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions, including (i) the actions set forth in Article VIII, (ii) the obtaining of all Governmental Approvals, and all other necessary actions or nonactions, waivers, consents, and approvals from all appropriate Governmental Entities and other Persons and the making of all necessary registrations and filings, (iii) the resolution of all organizational and human resources issues relating to the Transactions, (iv) the obtaining or making of all Consents or Filings, Environmental Permits, or Licenses necessary or desirable to ensure that the Business of the Surviving Company and the Surviving Subsidiary may be conducted without disruption consistent with the past practice of each of the Parties, (v) the defending of any Proceedings challenging this Agreement or the consummation of the Transactions, the defense of which shall, at the request of any of the Parties, be conducted jointly by the Nationwide Parties and the Harleysville Parties on a basis that is reasonably satisfactory to each Party, (vi) the delisting of the shares of common stock of HGI from NASDAQ and terminating its registration under the Exchange Act;

provided that such delisting and termination shall not be effective until after the Effective Time of the Subsidiary Merger, (vii) subject to applicable Law, the developing of a joint plan with respect to the retention of the Harleysville Parties', and their respective Subsidiaries', customers, policyholders, Producers and employees, (viii) the amendment, modification, or termination of any reinsurance, pooling, cost or Tax allocation, services, management or other Contracts between the Harleysville Parties and/or their respective Subsidiaries and Affiliates effective as of the Effective Time, (ix) the response to inquiries of, and presentations to, rating agencies, and (x) developing integration plans; and each of the Parties hereto further agrees to refrain from taking any action that would be reasonably likely to cause the Core Governmental Approvals or the Transactions to be substantially conditioned or delayed. Nothing set forth in this Section 7.3 shall limit or affect actions permitted to be taken pursuant to Section 7.2.

        Section 7.4    Access and Information.

          (a)   Subject to the terms of Section 7.4(b), each of the Harleysville Parties shall, and shall cause each of its Subsidiaries to, (i) afford to Nationwide Mutual and its Representatives reasonable access during normal business hours for the period commencing on the date of this Agreement and continuing until immediately prior to the Effective Time to all of its and its Subsidiaries' offices, Assets, books and records, Tax Returns, Contracts, Intellectual Property, and Representatives, and (ii) during such period, each of the Harleysville Parties shall, and shall cause each of its Subsidiaries to, furnish promptly to Nationwide Mutual all such data and other information concerning its Business, Assets and personnel or those of any of its Affiliates as Nationwide Mutual may reasonably request.

          (b)   Unless otherwise agreed in writing by the Parties, each of the Parties agrees (i) except as required by Law, to keep all Confidential Information confidential and not to disclose or reveal any Confidential Information to any Person other than those Persons employed by it or on its behalf who are actively and directly participating in the planning, negotiation, and implementation of the Transactions or who otherwise need to know the Confidential Information and to cause those persons to observe the terms of this Section 7.4(b), and (ii) not to use the Confidential Information for any purpose other than in connection with the planning, negotiation, and implementation of the Transactions. In the event of the termination of this Agreement for any reason, each of the Parties agrees to return, and cause its Representatives to return, to each of the other Parties all copies of written Confidential Information relating to another Party and to destroy all memoranda, notes, and other writings prepared based upon or including Confidential Information supplied by another Party, and none of the Parties shall use Confidential Information supplied by any of the other Parties for any purpose.

          (c)   No investigation or examination pursuant to Section 7.4(a) shall affect any representation or warranty given by any of the Harleysville Parties in this Agreement or any condition to the obligations of any of the Nationwide Parties.

        Section 7.5    Notice of Proceedings.     Each of the Parties shall promptly notify the others of, and provide to the others all information relating to, any Proceedings or investigations commenced or, to the best of its Knowledge, threatened that relate to the execution of this Agreement or the consummation of the Transactions.

        Section 7.6    Notification of Certain Other Matters.     Each of the Parties shall provide prompt written notice to the others of any of the following events should any such events occur subsequent to the date of this Agreement:

          (a)   the receipt or delivery of any written notice from any Person alleging that the consent of such Person is or may be required in connection with the execution of this Agreement or the consummation of the Transactions;

          (b)   the breach, in any material respect, of any of its covenants, representations or warranties contained in this Agreement, which such written notice shall include a detailed description of such breach, the date that the breach first occurred, and the date that such breach was discovered by such Party; and

          (c)   the receipt by such Party of any written notice from or to any Governmental Entity in connection with this Agreement or the Transactions.

        In furtherance of the foregoing, to the fullest extent permitted under applicable Law, each Party shall make available to the others with copies (or, to the extent written materials are not involved, oral notice) of proposed notices, applications, or any other communications to any Governmental Entity or rating agency in connection with this Agreement or the Transactions, including in respect of the Governmental Approvals, in each case at least three (3) Business Days prior to dispatch of written materials (or, to the extent written materials are not involved, prior to initiation) and none of the Parties will dispatch (or, to the extent written materials are not involved, initiate) such notice, application, or communication without the prior consent of the other Parties, which consent shall not be unreasonably withheld or delayed.

        Section 7.7    Indemnification.

          (a)   Each of the Nationwide Parties agrees that all rights to indemnification now existing in favor of any of the current or former employees, directors, agents, or officers of the Harleysville Parties or any of the Harleysville Mutual Subsidiaries or the Subsidiaries of HGI (the "Indemnitees"), with respect to any Losses (including Losses arising out of any litigation or threatened litigation) based on, arising, in whole or in part, out of, or otherwise in respect of, any action which is taken, or matter existing or, occurring on or prior to the Effective Time, as provided in the Harleysville Parties' certificate of incorporation or bylaws or any indemnification agreements by and between any of the Indemnitees and the Harleysville Parties or otherwise existing to the fullest extent under Law on the date of this Agreement shall survive the Mergers.

          (b)   Nationwide Mutual shall purchase "tail" directors' and officers' liability insurance coverage for a period of six (6) years after the Effective Time, covering those persons who are currently covered by the Harleysville Parties' directors' and officers' liability insurance, policy on terms (including the amounts of coverage and the amounts of deductibles, if any) that are comparable to the terms now applicable to directors and officers of Nationwide Mutual, or, if more favorable to the Harleysville Parties' directors and officers, the terms now applicable to them under the Harleysville Parties' current policies; provided, however, that in no event shall Nationwide Mutual be required to expend in excess of the greater of 300% of the annual premium currently paid by the Harleysville Parties for such coverage, as set forth in Section 7.7(b) of the Harleysville Mutual Disclosure Schedule, and the annual premium paid by Nationwide Mutual for its current directors' and officers' liability insurance coverage (the "Maximum Premium"); and provided further, that if the premium for such coverage exceeds the Maximum Premium, Nationwide Mutual shall purchase a policy with the greatest coverage available for the Maximum Premium.

          (c)   In the event that Nationwide Mutual or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its Assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Nationwide Mutual assume the obligations set forth in this Section 7.7.

          (d)   The provisions of this Section 7.7 shall survive the consummation of the Mergers at the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have under the articles of incorporation or bylaws of each of the Surviving Company or the Surviving Subsidiary or any of its Subsidiaries, under any Contract, under applicable Law or otherwise.

        Section 7.8    HSR Act.     The Parties shall take all actions necessary to file as soon as practicable (but in no event more than thirty (30) days) after the date of this Agreement, all notifications, filings, and other documents required under the HSR Act, and to respond as soon as practicable to any inquiries received from the FTC, the Antitrust Division, and any other Governmental Entity for additional information or documentation, and to respond as soon as practicable to all inquiries and requests received from any State Attorney General or other Governmental Entity in connection therewith.

        Section 7.9    Tax Treatment.     The Parties intend the Parent Merger to qualify as a reorganization under Section 368(a) of the Code; each Party and its Affiliates shall use its reasonable best efforts to cause the Parent Merger to so qualify. Each of the Parties agrees that neither it nor any of its Affiliates shall take any action, including any transfer or other disposition of Assets or any interest in the Harleysville Parties after the Closing, that would cause the Parent Merger not to qualify as a reorganization under Section 368(a) of the Code. The Nationwide Parties shall report the Parent Merger for income Tax purposes as a reorganization within the meaning of Section 368(a) of the Code and any comparable state or local Tax statute. The Parties intend that the Subsidiary Merger qualify as a sale to Nationwide Mutual of the issued and outstanding shares of common stock of HGI that are not owned by Harleysville Mutual. Each of the Parties agrees that neither it nor any of its Affiliates shall take any action that would cause the Subsidiary Merger to be treated other than as a sale to Nationwide Mutual of the issued and outstanding shares of common stock of HGI that are not owned by Harleysville Mutual.

        Section 7.10    Post Closing Commitments.     During the two-year period following the Closing Date, Nationwide Mutual agrees, to the extent permitted by applicable Law, that (i) it will not, and will cause its Subsidiaries and Affiliates not to, make major operational changes in Harleysville East to the core business functions of the property and casualty business of the Harleysville Parties set forth in Section 7.10(i) of the Nationwide Mutual Disclosure Schedule; (ii) in Harleysville East it will continue to utilize the Harleysville brand with respect to the lines of property and casualty insurance and insurance products, either independently or in conjunction with one or more brands of Nationwide Mutual or one of its Affiliates, as more particularly described in Section 7.10(ii) of the Nationwide Mutual Disclosure Schedule, (iii) it will substantially maintain or exceed the overall number of employees, as of the date hereof, at HGI's headquarters located in Harleysville, Pennsylvania and will not cause a reduction in force to occur at the Worcester, Massachusetts, location; (iv) it will substantially maintain or improve the philanthropic and charitable contributions and activities described in Section 7.10(iv) of the Harleysville Mutual Disclosure Schedule consistent with the historical practices of Harleysville Mutual and HGI since September 30, 2010; and (v) it will (a) migrate each employee of HGI (a "Continuing Employee") to the Benefit Plans of Nationwide Mutual or its Affiliates no later than January 1, 2013, or at such earlier time as determined by Nationwide Mutual or one of its Affiliates in its sole discretion; (b) give each Continuing Employee credit under the Benefit Plans of the Nationwide Parties or its Affiliates towards applicable deductibles, co-payments and annual out-of-pocket limits for expenses incurred under the Benefit Plans of HGI or any Subsidiary of HGI during the plan year in which the Closing Date occurs; (c) cause any pre-existing conditions or limitations, evidence of insurability, exclusions and waiting periods with respect to participation and coverage requirements under any of the Benefit Plans of the Nationwide Parties or its Affiliates to be waived with respect to Continuing Employees and their eligible dependents to the same extent such limitations are waived under any comparable plan of HGI; and (d) give each Continuing Employee service credit based upon such Continuing Employee's service credit with HGI, Subsidiaries of HGI, Harleysville Mutual, and Harleysville Mutual Subsidiaries for purposes of eligibility to participate and vesting credit under each applicable Benefit Plan of the Nationwide Parties or its Affiliates (but, for avoidance of doubt, excluding benefit accrual under any defined benefit pension plan, cash-balance plan, or retiree medical) and entitlement to benefits under each severance or vacation plan of the Nationwide Parties or its Affiliates, in each case, as if such service had been performed with the Nationwide Parties or its Affiliates. Without limiting the generality of Section 11.7, this Section 7.10 shall be binding upon and inure solely to the benefit of each of the Parties to this Agreement, and nothing in it, expressed or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever and, specifically but without limiting the generality of the foregoing, nothing in it will create any third party beneficiary rights in any current or former employee, director or individual independent contractor of the Harleysville Parties or any of their Subsidiaries in respect of continued employment (or resumed employment) or service or any other matter.

        Section 7.11    Payment of 2011 Incentive Compensation.     Unless previously paid by any of the Harleysville Parties or their Affiliates, not later than sixty (60) days after the Closing Date, Nationwide Mutual will make, or cause to be made, incentive compensation payments, to each employee eligible therefor and who is an employee on the date such payment is made, in an amount equal to the difference between (i) the 2011 target incentive compensation for such employee as set forth in HGI's Senior Executive Compensation Plan and any other HGI incentive compensation plan set forth in Section 5.18 of the HGI Disclosure Schedule, which target compensation does not exceed, in the aggregate, $11,750,000, and (ii) the amount of incentive compensation previously paid to such employee with respect to 2011 by any of the Harleysville Parties or their Affiliates pursuant to any such plan. Notwithstanding the foregoing, if an eligible employee is an employee of HGI on the Closing Date but is terminated without cause by Nationwide Mutual or any of its Affiliates (including, for this purpose, HGI) after the Closing Date but before this Section 7.11 payment date, such eligible employee shall receive the payment contemplated by this Section 7.11 on the earlier of the payment date or such termination date.

        Section 7.12    Retention of Executive Officers.     Between the date hereof and the Closing, Nationwide Mutual will offer retention bonus arrangements to the executive officers of HGI listed in, and on principal terms consistent with, Section 7.12 of the Nationwide Mutual Disclosure Schedule.

        Section 7.13    Agreement to Defend; Stockholder and Policyholder Litigation.     In the event any claim or Proceeding by any Governmental Entity or other Person is commenced that questions the validity or legality of the Transactions or seeks damages in connection therewith, the Parties agree to cooperate and use their reasonable best efforts to defend against and respond thereto. The Harleysville Parties shall give Nationwide Mutual reasonable opportunity to participate in the defense or settlement of any policyholder or stockholder litigation against either of the Harleysville Parties or their Subsidiaries and their respective directors relating to any Transaction; provided, that no such settlement shall be agreed to without Nationwide Mutual's written consent, which shall not be unreasonably withheld, conditioned or delayed.

ARTICLE VIII

MEMBER AND STOCKHOLDER APPROVAL

        Section 8.1    Member Approvals.

          (a)   Each of Nationwide Mutual and Harleysville Mutual shall take all actions necessary in accordance with applicable Law and its Articles of Incorporation and Bylaws or Code of Regulations, as the case may be, to convene a meeting of its Members as soon as practicable to consider and vote upon this Agreement and the Transactions, taken as a whole. Nationwide Mutual and Harleysville Mutual shall jointly determine a mutually satisfactory means of satisfying the notice, meeting, and other Member approval requirements of applicable Law. Each of the Boards of Directors of Nationwide Mutual and Harleysville Mutual shall recommend that the Members of its respective company vote in favor of this Agreement and the Transactions and each of Nationwide Mutual and Harleysville Mutual shall use its reasonable best efforts to solicit proxies or ballots, as the case may be, from its Members in favor of this Agreement and the Transactions and shall take all other actions reasonably necessary or advisable to secure the votes of its Members which are required in order to approve this Agreement and the Transactions. The Board of Directors of Harleysville Mutual shall not withdraw, modify, or change its recommendation that its Members vote in favor of this Agreement and the Transactions. The

  Board of Directors of Nationwide Mutual shall not withdraw, modify, or change its recommendation that its Members vote in favor of this Agreement and the Transactions.

          (b)   As soon as practicable after the date of this Agreement, Nationwide Mutual and Harleysville Mutual shall each prepare, and each of Nationwide Mutual and Harleysville Mutual shall use its reasonable best efforts to have the Ohio Superintendent and the Pennsylvania Commissioner approve, their respective notices of meetings (the "Meeting Notices") setting forth the time, place and purpose of the Members' meetings called for the purpose of approving the Parent Merger, which Meeting Notices shall include a copy of this Agreement and a summary thereof, if required. Promptly after receipt of approval by the Ohio Superintendent and the Pennsylvania Commissioner of the applicable Meeting Notice, (i) Nationwide Mutual shall comply with the provisions of Section 3941.37 of the Ohio Insurance Law, (ii) Harleysville Mutual shall comply with the provisions of Sections 1923 and 1924 of the Pennsylvania BCL, and (iii) both Parties shall promptly comply with all other applicable Laws with respect to the publication or mailing to their respective Members of the applicable Meeting Notice.

          (c)   As soon as practicable after the date of this Agreement, Harleysville Mutual shall prepare a proxy or information statement (together with all amendments, schedules, and exhibits thereto, the "Harleysville Mutual Policyholder Information Statement") relating to the solicitation of its Members' approval of the Parent Merger. Harleysville Mutual shall give the Nationwide Parties and their Representatives the opportunity to review and comment upon the Harleysville Mutual Policyholder Information Statement prior to its being mailed or otherwise made available to the Members of Harleysville Mutual. Harleysville Mutual, after consultation with the Nationwide Parties and their Representatives, shall use its reasonable best efforts to respond promptly to any comments made by any Governmental Entity with respect to the Harleysville Mutual Policyholder Information Statement and to cause the Harleysville Mutual Policyholder Information Statement to be mailed or otherwise made available to its Members as required by Law or any Governmental Entity.

          (d)   As soon as practicable after the date of this Agreement, Nationwide Mutual shall prepare a proxy or information statement (together with all amendments, schedules, and exhibits thereto, the "Nationwide Mutual Policyholder Information Statement") relating to the solicitation of its Members' approval of the Parent Merger. Nationwide Mutual shall give Harleysville Mutual and its Representatives the opportunity to review and comment upon the Nationwide Mutual Policyholder Information Statement prior to its being mailed or otherwise made available to the Members of Nationwide Mutual. Nationwide Mutual, after consultation with Harleysville Mutual and its Representatives, shall use its reasonable best efforts to respond promptly to any comments made by any Governmental Entity with respect to the Nationwide Mutual Policyholder Information Statement and to cause the Nationwide Mutual Policyholder Information Statement to be mailed or otherwise made available to its Members as required by Law or any Governmental Entity. The Harleysville Mutual Policyholder Information Statement and the Nationwide Mutual Policyholder Information Statement are collectively referred to herein as the "Information Statements".

          (e)   Each of Nationwide Mutual and Harleysville Mutual shall furnish all information concerning it as is required to be included in the Meeting Notices and the Information Statements. Each of Harleysville Mutual and Nationwide Mutual agrees that the written information provided by it specifically for inclusion in any Meeting Notice or the Information Statements will not, at the time such Meeting Notice and/or the Information Statements are published, mailed, or otherwise made available to the Members of each of Harleysville Mutual and Nationwide Mutual and on the date of the meeting relating thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 8.2    Stockholder Meeting and Approval.

          (a)   HGI, acting through its Board of Directors, shall, in accordance with applicable Law:

              (i)  Duly call, give notice of, convene, and hold a special meeting of its stockholders as soon as practicable following the execution of this Agreement for the purpose of considering and taking action upon this Agreement and the Transactions;

             (ii)  Together with the Nationwide Parties and their Representatives, prepare and file with the SEC a preliminary proxy statement relating to this Agreement and the Transactions, and use its reasonable best efforts to (A) obtain and furnish the information required to be included by the SEC in a definitive proxy statement (such proxy statement together with, as the context dictates, any ancillary documents to be sent to such stockholders of HGI, each as supplemented or amended, being referred to herein as the "Proxy Statement") and, after consultation with the Nationwide Parties and their Representatives, respond promptly to any comments made by the SEC with respect to the preliminary proxy statement and cause the Proxy Statement to be mailed and otherwise made available to its stockholders; (B) obtain the necessary approval of this Agreement and the Transactions by its stockholders; and (C) include in the Proxy Statement the recommendation of the Board of Directors of HGI that the stockholders of HGI vote in favor of the approval of this Agreement and the Transactions and the written opinion of Keefe, Bruyette & Woods, Inc. that, as of the date of this Agreement, the Merger Consideration is fair, from a financial point of view, to the stockholders of HGI (other than Harleysville Mutual).

          (b)   The Nationwide Parties shall furnish all information about themselves, their Business, operations, and their owners and all financial information to HGI as may be reasonably necessary in connection with the preparation of the Proxy Statement. HGI shall give the Nationwide Parties and their Representatives the opportunity to review and comment upon, prior to their being filed with, or sent to the SEC, (i) the Proxy Statement, (ii) all amendments and supplements to the Proxy Statement, and (iii) all responses to requests for additional information and replies to comments. Each of HGI, on the one hand, and the Nationwide Parties, on the other hand, agree to correct promptly any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and HGI further agrees to take all necessary steps to cause the Proxy Statement as so corrected to be filed with the SEC and to be disseminated to the stockholders of HGI, in each case, to the extent required by applicable Laws. HGI shall notify the Nationwide Parties of the receipt of any comments of the SEC with respect to the preliminary Proxy Statement.

          (c)   None of the information supplied by HGI specifically for inclusion or incorporation by reference in (i) the Proxy Statement, or (ii) other filings under the Exchange Act, the HSR Act, or other applicable federal, state, or local Laws, will, at the respective times filed with the SEC or other Governmental Entity and, in addition, in the case of the Proxy Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders of HGI and at the time of any meeting of stockholders of HGI to be held in connection with the Subsidiary Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to HGI or other information supplied by HGI for inclusion therein, will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. HGI makes no representation, warranty, or covenant with respect to information concerning the Nationwide Parties or their Affiliates included in the Proxy Statement or information supplied by the Nationwide Parties or their Affiliates for inclusion in the Proxy Statement.

          (d)   None of the information supplied by the Nationwide Parties or their Affiliates specifically for inclusion or incorporation by reference in (i) the Proxy Statement, or (ii) other filings under the Exchange Act, the HSR Act, or other applicable federal, state, or local Laws, will, at the respective times filed with the SEC or other Governmental Entity and, in addition, in the case of the Proxy Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders of HGI and at the time of any meeting of stockholders of HGI to be held in connection with the Subsidiary Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the Nationwide Parties or their Affiliates or other information supplied by the Nationwide Parties or their Affiliates for inclusion therein, will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Nationwide Parties make no representations, warranties, or covenants with respect to information concerning HGI included in the Proxy Statement or information supplied by HGI for inclusion in the Proxy Statement.

ARTICLE IX

CONDITIONS

        Section 9.1    Conditions to Each Party's Obligation to Effect the Mergers.     The respective obligations of each Party to effect the Mergers shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a)   this Agreement and the Parent Merger shall have been approved and adopted by the requisite votes of the respective Members of Nationwide Mutual and Harleysville Mutual at a special meeting of the Members of Nationwide Mutual and Harleysville Mutual, respectively, called for such purpose;

          (b)   this Agreement and the Subsidiary Merger shall have been approved and adopted by the requisite vote of the stockholders of HGI at a special meeting of the stockholders of HGI called for such purpose;

          (c)   the waiting period applicable to the consummation of the Mergers under the HSR Act shall have expired or been earlier terminated and, other than the filings provided for in clauses (i) and (ii) of Section 2.5(a) and in Section 2.5(b), all Governmental Approvals and other Consents or Filings which are required to be obtained prior to the Effective Time (other than those Governmental Approvals for which the failure to obtain would not be reasonably likely to have a Material Adverse Effect on the Surviving Company and its Subsidiaries taken as a whole) shall have been obtained and not rescinded or adversely modified or limited or, if merely required to be filed, such filings shall have been made and accepted, and all waiting periods prescribed by applicable Law shall have expired or been terminated in accordance with applicable Law; provided that no such Governmental Approval or other Consent or Filing shall contain any conditions or limitations that impose or seek to impose any limitation on the ability of the Surviving Company and its Subsidiaries or the Surviving Subsidiary and its Subsidiaries, in each case taken as a whole, to conduct its Business or own its Assets after the Effective Time in substantially the same manner as the Parties and their respective Subsidiaries presently conduct their Business or own their Assets and which conditions and limitations would have a Material Adverse Effect on the Surviving Company and its Subsidiaries or the Surviving Subsidiary and its Subsidiaries, in each case taken as a whole;

          (d)   no Order entered or Law promulgated or enacted by any Governmental Entity shall be in effect which would prevent the consummation of the Mergers, and no Proceeding brought by a Governmental Entity shall have been commenced and be pending which seeks to restrain, enjoin, prevent, or materially delay or restructure the Mergers; and

          (e)   Nationwide Surplus is greater than $11,100,000,000.

        Section 9.2    Conditions to Obligation of Harleysville Parties to Effect the Mergers.     The obligations of the Harleysville Parties to effect the Mergers shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any one or more of which may be waived by each of the Harleysville Parties, but only to the extent permitted by Law and subject to Section 11.3:

          (a)   The representations and warranties of the applicable Nationwide Parties contained in the first sentence of Section 6.1(a), and Sections 6.1(b)(i) and (ii), 6.1(e)(i), and 6.2(a) and (b) (collectively, the "Nationwide Parties' Specific Representations") shall be true and correct in all respects on the date of this Agreement and on and as of the Closing Date as though made on the Closing Date. The representations and warranties of each of the Nationwide Parties contained in this Agreement, except the Nationwide Parties' Specific Representations, that are qualified by materiality or reference to "Material Adverse Effect" shall be true and correct in all respects on the date of this Agreement and on and as of the Closing Date as though made on the Closing Date, and those, except the Nationwide Parties' Specific Representations, that are not so qualified shall be true and correct in all material respects, on the date of this Agreement and on and as of the Closing Date as though made on the Closing Date (other than those representations and warranties that expressly address matters only as of a particular date or only with respect to a specific period of time which need only be true and correct as of such date or with respect to such period);

          (b)   Each of the Nationwide Parties shall have performed and complied in all material respects with all obligations, covenants and agreements required to be performed and complied with by it under this Agreement at or prior to the Closing Date;

          (c)   The Harleysville Parties shall have received a certificate of an executive officer of each of the Nationwide Parties as to the satisfaction of the conditions set forth in Sections 9.2(a) and (b); and

          (d)   Notwithstanding any disclosure thereof pursuant to the provisions of this Agreement, between the date of this Agreement and the Effective Time, no Material Adverse Effect has occurred with respect to Nationwide Mutual, Merger Sub, and their Subsidiaries, taken as a whole, and no material adverse change has occurred with respect to Nationwide Mutual.

        Section 9.3    Conditions to Obligation of Nationwide Parties to Effect the Mergers.     The obligations of the Nationwide Parties to effect the Mergers shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any one or more of which may be waived by each of the Nationwide Parties, but only to the extent permitted by Law and subject to Section 11.3:

          (a)   The representations and warranties of the applicable Harleysville Parties contained in Sections 4.1, 4.2, 4.3, 5.1, 5.2, 5.3, and 5.26 (collectively, the "Harleysville Parties' Specific Representations") shall be true and correct in all respects on the date of this Agreement and on and as of the Closing Date as though made on the Closing Date other than de minimis inaccuracies contained in Section 4.2 or Section 5.2. The representations and warranties of each of the Harleysville Parties contained in this Agreement, except for the Harleysville Parties' Specific Representations, that are qualified by materiality or reference to "Material Adverse Effect" shall be true and correct in all respects on the date of this Agreement and on and as of the Closing Date as though made on the Closing Date, and those, except for the Harleysville Parties' Specific Representations, that are not so qualified shall be true and correct in all material respects on the date of this Agreement and on and as of the Closing Date as though made on the Closing Date (other than those representations and warranties that expressly address matters only as of a particular date or only with respect to a specific period of time which need only be true and correct as of such date or with respect to such period);

          (b)   Each of the Harleysville Parties shall have performed and complied in all material respects with all obligations, covenants, and agreements required to be performed and complied with by them under this Agreement at or prior to the Closing Date;

          (c)   The Nationwide Parties shall have received a certificate of an executive officer of each of the Harleysville Parties as to the satisfaction of the conditions set forth in Sections 9.3(a) and (b);

          (d)   Notwithstanding any disclosure thereof pursuant to the provisions of this Agreement, between the date of this Agreement and the Effective Time, no Material Adverse Effect has occurred with respect to Harleysville Mutual, HGI, or their Subsidiaries, taken as a whole, and no Harleysville Material Adverse Change has occurred;

          (e)   Michael Browne shall have entered into a retention bonus agreement with Nationwide Mutual on terms no less favorable than those set forth in Section 7.12 of the Nationwide Mutual Disclosure Schedule;

          (f)    Harleysville Consolidated Surplus is greater than $900,000,000; and

          (g)   Harleysville Consolidated Surplus less Harleysville Decrease In Statutory Net Unrealized Losses is greater than $1,000,000,000. For the avoidance of doubt, the resulting calculation must be equal to or greater than Harleysville Consolidated Surplus.

        Section 9.4    Frustration of Closing Conditions.     Harleysville Mutual, HGI, Nationwide Mutual, and Merger Sub may not rely on the failure of any condition set forth in Sections 9.1, 9.2, and 9.3, as the case may be, to be satisfied if such failure was caused by such Party's failure to use its reasonable best efforts to consummate the Mergers and the other Transactions.

ARTICLE X

TERMINATION

        Section 10.1    Termination.     This Agreement may be terminated and the Mergers abandoned at any time prior to the Effective Time:

          (a)   by the mutual written agreement of the Parties hereto duly authorized by action taken by or on behalf of their respective Boards of Directors; or

          (b)   by any of the Harleysville Parties or the Nationwide Parties if the Mergers shall not have occurred on or before the date that is one year following the date hereof (the "Outside Date"); provided that the Outside Date may be extended for a period not to exceed one hundred eighty (180) days by any of the Nationwide Parties by written notice to the Harleysville Parties if the Mergers shall not have been consummated as a result of the condition set forth in Section 9.1(c) failing to have been satisfied, but (i) the extending Party reasonably believes that the relevant approvals will be obtained during such extension period and (ii) each of the other conditions to the consummation of the Mergers set forth in Article IX has been satisfied or waived or remains reasonably capable of satisfaction; provided, further, that the Outside Date shall, without any action on the part of any of the Parties, be extended day-by-day for each day during which any Party shall at any time after the date of this Agreement be subject to a non-final or appealable Order that has the effect of making either of the Mergers or the acquisition of shares of common stock of HGI by Merger Sub or any Affiliate thereof illegal or otherwise preventing or prohibiting the consummation of the Transactions; provided, further, that the right to terminate this Agreement pursuant to this clause (b) shall not be available to the Party seeking to terminate this Agreement if such Party's breach of this Agreement has been the cause of the failure of the Effective Time to occur; or

          (c)   by any of the Harleysville Parties or the Nationwide Parties if the number of votes in favor of this Agreement cast by the Members of Nationwide Mutual required for the consummation of the Parent Merger shall not have been obtained at the meeting of its Members or at any adjournment thereof duly held for such purpose; or

          (d)   by any of the Harleysville Parties or the Nationwide Parties if the number of votes in favor of this Agreement cast by the Members of Harleysville Mutual required for the consummation of the Parent Merger shall not have been obtained at the meeting of its Members or at any adjournment thereof duly held for such purpose; or

          (e)   by any of the Harleysville Parties or the Nationwide Parties if the number of votes in favor of this Agreement cast by the stockholders of HGI required for the consummation of the Subsidiary Merger shall not have been obtained at the meeting of the stockholders of HGI or at any adjournment thereof duly held for such purpose; or

          (f)    by either Harleysville Party if either Nationwide Party (i) breaches or fails in any material respect to perform or comply with any of its material covenants and agreements contained herein, or (ii) breaches its representations and warranties in any material respect and such breach would have, or is reasonably likely to have, a Material Adverse Effect, in each case such that the conditions set forth in Section 9.1 or Section 9.2 would not be satisfied; provided, however, that if any such breach is curable by the Outside Date (as may be extended hereunder) by the Nationwide Parties through the exercise of their reasonable best efforts and for so long as the Nationwide Parties shall be so using their reasonable best efforts to cure such breach, the Harleysville Parties may not terminate this Agreement pursuant to this Section 10.1(f); or

          (g)   by either Nationwide Party if either Harleysville Party (i) breaches or fails in any material respect to perform or comply with any of its material covenants and agreements contained herein, or (ii) breaches its representations and warranties in any material respect and such breach would have, or is reasonably likely to have, a Material Adverse Effect on the Harleysville Parties and their Subsidiaries taken as a whole, in each case such that the conditions set forth in Section 9.1 or Section 9.3 would not be satisfied; provided, however, that if any such breach is curable by the Outside Date (as may be extended hereunder) by the Harleysville Parties through the exercise of their reasonable best efforts and for so long as the Harleysville Parties shall be so using their reasonable best efforts to cure such breach, the Nationwide Parties may not terminate this Agreement pursuant to this Section 10.1(g); or

          (h)   by the Board of Directors of HGI if all of the conditions set forth in Section 7.2(d)(i) through (vi) have been met;

          (i)    by either Nationwide Party upon the occurrence of (i) a Harleysville Material Adverse Change or (ii) a Material Adverse Effect with respect to the Harleysville Parties taken as a whole; or

          (j)    by either Nationwide Party upon a knowing and intentional breach, in any material respect, of Section 7.2(a)(i) by either of the Harleysville Parties.

        Section 10.2    Effect of Termination.

        In the event of the termination of this Agreement by any Party as provided in Section 10.1, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made, this Agreement shall thereafter become void and, subject to Section 10.3, there shall be no Liability on the part of any Party hereto against any other Party hereto, or on the part of their directors, officers, employees, policyholders, stockholders, or agents (or those of any of their Subsidiaries or Affiliates), except that (a) any such termination shall be without prejudice to the rights of any Party hereto (or any of its Subsidiaries or Affiliates) arising out of the willful and material breach by any other Party of any covenant or agreement contained in this Agreement, (b) the obligations pursuant to this Section 10.2, Section 10.3, Section 7.6(b), and Article XI, and (c) the Confidentiality Agreement shall survive termination.

        Section 10.3    Payments.

          (a)    Termination Fee and Expense Reimbursement.    In the event that:

              (i)  the Board of Directors of HGI terminates this Agreement pursuant to Section 10.1(h);

             (ii)  (A) this Agreement is terminated pursuant to Section 10.1(b), (d), (e), or (g) , as applicable, (B) prior to such termination, an Alternative Transaction Proposal has been publicly announced, and (C) within twelve (12) months of such termination, HGI enters into a definitive agreement with any third party to consummate, or consummates, an Alternative Transaction; or

            (iii)  this Agreement is terminated pursuant to Section 10.1(j),

          then HGI shall pay Nationwide Mutual a one-time fee equal to $29,588,535 (the"Termination Fee") and shall reimburse Nationwide Mutual for its Expenses in accordance with Section 10.3(c). Any Termination Fee and Expenses due under this Section 10.3(a) shall be paid by wire transfer of same-day funds to an account provided in writing by Nationwide Mutual to HGI (A) in the case of termination pursuant to clause (i) above, on the date of termination of this Agreement, or (B) in the case of termination pursuant to clause (ii) above, within two (2) Business Days of the date of the first to occur of (x) the execution of a definitive agreement relating to an Alternative Transaction Proposal, and (y) the consummation of a transaction relating to an Alternative Transaction.

          (b)    Interest and Costs; Other Remedies.    Each of the Parties acknowledges that the agreements contained in this Section 10.3 are an integral part of the Transactions and that, without these agreements, none of the Parties would have entered into this Agreement. Accordingly, in the event that HGI shall fail to pay the Termination Fee and Expenses when due, and in order to obtain such payment, Nationwide Mutual commences a suit which results in a judgment against HGI for such fee, then HGI shall pay to Nationwide Mutual its costs and expenses (including reasonable attorneys' fees and expenses of enforcement) in connection with such suit, together with interest on the amounts owed at the prime lending rate prevailing at such time, as published in the Wall Street Journal, plus 2% per annum from the date such amounts were required to be paid until the date actually received by Nationwide Mutual.

          (c)    Expenses.    Except as otherwise specifically provided herein, each Party shall bear its own Expenses in connection with this Agreement and the Transactions, except that the Nationwide Parties and the Harleysville Parties each shall bear and pay one-half of the filing fee paid to the FTC pursuant to the HSR Act or to any foreign antitrust or competition Law. Furthermore, in the event that (A) the Harleysville Parties terminate this Agreement pursuant to Section 10.1(f), then the Nationwide Parties shall reimburse the Harleysville Parties for all of their Expenses, (B) the Nationwide Parties terminate this Agreement pursuant to Section 10.1(g), then the Harleysville Parties shall reimburse the Nationwide Parties for all of their Expenses, or (C) this Agreement is terminated pursuant to Section 10.1(h), then HGI, in addition to any Termination Fee that HGI may be required to make to Nationwide Mutual pursuant to Section 10.3(a) in respect of such termination, shall reimburse the Nationwide Parties for all of the Nationwide Parties' Expenses.

        For the purposes of this Section 10.3, "Expenses" includes all reasonable out-of-pocket expenses (including all reasonable fees and expenses of counsel, accountants, financial advisors, experts and consultants to a Party hereto and its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, performance, approval by any Person, and enforcement of this Agreement and the Transactions, including the preparation, printing, filing and mailing of the respective Information Statements, the Proxy Statement, and the solicitation of Member and stockholder approvals and all other matters related to the Transactions.

ARTICLE XI

MISCELLANEOUS

        Section 11.1    Notices.     All notices, consents, requests, approvals, authorizations and other communications (collectively, "Notices") required or permitted to be given hereunder by one Party to another shall only be effective if in writing. All Notices shall be sent (a) by registered or certified mail (with return receipt requested), postage prepaid, or (b) by Federal Express, United States Post Office Express Mail, Airborne, UPS, or similar overnight courier which delivers, if requested, only upon signed receipt of the addressee (with such signed receipt being requested), or (c) by facsimile transmission, and addressed or transmitted as follows or at such other address or facsimile number, and to the attention of such other Person, as the Parties shall give notice as herein provided:

  If to a Nationwide Party, to:

  Nationwide Mutual Insurance Company
  One Nationwide Plaza 1-34-04
  Columbus, Ohio 43215
  Attention: Stephen S. Rasmussen
  Facsimile No.: (614) 249-6848

  with a copy to:

  Nationwide Mutual Insurance Company
  One Nationwide Plaza 1-37-08
  Columbus, Ohio 43215
  Attention: Particia R. Hatler
  Facsimile No.: (614) 677-5128

  with a copy to:

  Jones Day
  325 John H. McConnell Blvd., Suite 600
  Columbus, Ohio 43215
  Attention: Randall M. Walters, Esq.
  Facsimile No.: (614) 461-4198

  If to Harleysville Mutual, to:

  Harleysville Mutual Insurance Company
  355 Maple Avenue
  Harleysville, Pennsylvania 19438
  Attention: Michael L. Browne
  Facsimile No.: (215) 256-5008

  with a copy to:

  Ballard Spahr LLP
  1735 Market Street, 51st Floor
  Philadelphia, Pennsylvania 19103
  Attention: Justin P. Klein, Esq.
  Facsimile No.: (215) 864-8999

  If to HGI, to:

  Harleysville Group Inc.
  355 Maple Avenue
  Harleysville, Pennsylvania 19438
  Attention: Michael L. Browne
  Facsimile No.: (215) 256-5008

  with a copy to:

  Fox Rothschild LLP
  2000 Market Street, 20th Floor
  Philadelphia, Pennsylvania 19103
  Attention: Peter J. Tucci, Esq.
  Facsimile No.: (215) 345-7507

        A Notice shall be effective upon receipt and shall be deemed to be received, if sent by registered or certified mail, United States Post Office Express Mail, Federal Express, Airborne, UPS, or similar overnight courier, on the date of receipt by the recipient as shown on the return receipt card, or if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number; provided that if a Notice is received by facsimile on a day which is not a Business Day, or after 5:00 p.m. on any Business Day at the addressee's location, such Notice shall be deemed to be received by the recipient at 9:00 a.m. on the first (1st) Business Day thereafter. Rejection or other refusal to accept or the inability to deliver because of a changed address of which no Notice was given shall be deemed to be receipt of the Notice as of the date of such rejection, refusal or inability to deliver.

        Section 11.2    Amendments.     Subject to applicable Law, this Agreement may be amended by the Parties hereto at any time before or after the approval of this Agreement by the Members of Nationwide Mutual or of Harleysville Mutual and the stockholders of Merger Sub or of HGI, but after such approval, no amendment or modification shall be made which materially adversely affects the rights of such Members or stockholders without the further approval of such Members and stockholders. This Agreement may not be amended, modified, or supplemented except by written agreement of the Parties hereto.

        Section 11.3    Extension; Waiver.     At any time prior to the Effective Time, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of the other Parties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) except as provided by Article IX, waive compliance by the other Parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. Nothing contained in this Agreement shall cause the failure of any of the Parties to insist upon strict compliance with any covenant, obligation, condition, or agreement contained herein to operate as a waiver of, or estoppel with respect to, any such covenant, obligation, condition, or agreement by the Party entitled to the benefit thereof.

        Section 11.4    Publicity.     So long as this Agreement is in effect, each of the Parties hereto (a) shall not, and shall cause its Affiliates not to, issue or cause the publication of any press release or other announcement to any Person with respect to this Agreement or the Transactions without the consent of the other Parties, which consent shall not be unreasonably withheld or delayed; provided, however, that nothing contained in this Agreement shall (i) limit the right of each of the Parties hereto and their Affiliates to make a filing or communication required by applicable Law, provided that such Party shall allow the other Parties a reasonable opportunity to comment on such filing or communication in advance thereof; (ii) prohibit any of the Parties hereto (or its Affiliates) from initiating communications with, and making presentations to, any rating agency or Governmental Entity relating to the Transactions if such Party gives prior written notice thereof to the other Parties hereto, or (iii) prohibit any Party or any of their respective Affiliates from communicating to any third party information in any way relating to the Mergers that has been made known to the general public, other than in violation of this Agreement, prior to the time of such communication, (b) shall cooperate fully with the other Parties hereto with respect to issuing or publishing any press release, or other announcement or other written communication to any non-affiliated Person and preparing written and oral communications to the employees and agents of each Party hereto with the purpose of effectuating the Mergers in the best interests of the respective Members and stockholders of the Parties, and (c) shall promptly notify the other Parties of any communications received from and responses provided to non-affiliated Persons, in either case, with respect to this Agreement or the Transactions.

        Section 11.5    Headings.     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 11.6    Non-Assignability.     Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any Party hereto by operation of Law or otherwise without the prior written consent of the other Parties hereto.

        Section 11.7    Beneficiaries.     This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other Person (including any policyholder, shareholder, or Representative of any Party or their Subsidiaries) any rights or remedies of any nature under or by reason of this Agreement, except as otherwise expressly provided in this Agreement.

        Section 11.8    Duplicates; Counterparts.     This Agreement shall be executed in duplicate and may be executed in counterparts, each of which shall be deemed to constitute an original and constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail via the portable document format (PDF) shall be as effective as delivery of a manually executed counterpart of this Agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the Party against whom enforcement is sought.

        Section 11.9    Governing Law.     This Agreement shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict or choice of Laws rules thereof or of any other jurisdiction.

        Section 11.10    Entire Agreement.     This Agreement, including the Voting Agreement and schedules hereto and thereto, constitutes the entire agreement between the Parties hereto and supersedes all prior agreements and understandings, oral or written (except for the Confidentiality Agreement), between the Parties hereto with respect to the subject matter hereof and thereof.

        Section 11.11    Severability.     If any provisions hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree that the court making such determination shall have the power to reduce the scope, duration, area, or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void, or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision; provided, however, that the Parties shall use reasonable efforts, including the amendment of this Agreement, to ensure that this Agreement shall reflect as closely as practicable the intent of the Parties hereto.

        Section 11.12    Specific Performance.     Each of the Parties hereto acknowledges and agrees that the other Parties hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties hereto agrees that each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions thereof in any action instituted in any forum specified in Section 11.14, in addition to any other remedy to which any Party may be entitled, at Law, in equity, or pursuant to this Agreement.

        Section 11.13    Counting.     If the due date for any action to be taken under this Agreement (including the delivery of notices) is not a Business Day, then such action shall be considered timely taken if performed on or prior to the next Business Day following such due date.

        Section 11.14    Venue.     Each Party irrevocably agrees that any Proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another Party or its successors or assigns may be brought and determined exclusively in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in any appropriate Delaware state or federal court), and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Proceeding arising out of or relating to this Agreement and the Transactions (and agrees not to commence any Proceeding relating thereto except in such courts). Each Party further agrees to accept service of process in any manner permitted by such courts. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding arising out of or relating to this Agreement or the Transactions, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by Law, that (i) the Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        Section 11.15    Joint Preparation.     The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

        Section 11.16    Interpretation.

          (a)   When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

          (b)   Whenever the words "include," "includes," or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

          (c)   The words "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit, and schedule references are to the articles, sections, paragraphs, exhibits, and schedules of this Agreement unless otherwise specified.

          (d)   The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

[Remainder of page intentionally left blank. Signature page follows.]

        IN WITNESS WHEREOF, Nationwide Mutual, Harleysville Mutual, Merger Sub, and HGI have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

NATIONWIDE MUTUAL INSURANCE COMPANY
By:	/s/ STEPHEN S. RASMUSSEN
	Name:	Stephen S. Rasmussen
	Title:	Chief Executive Officer
HARLEYSVILLE MUTUAL INSURANCE COMPANY
By:	/s/ MICHAEL L. BROWNE
	Name:	Michael L. Browne
	Title:	President and CEO
NATIONALS SUB, INC.
By:	/s/ DAVID LAPAUL
	Name:	David LaPaul
	Title:	Treasurer
HARLEYSVILLE GROUP INC.
By:	/s/ MICHAEL L. BROWNE
	Name:	Michael L. Browne
	Title:	President and CEO

APPENDIX B

September 28, 2011

The Board of Directors
Harleysville Group Inc.
355 Maple Avenue
Harleysville, PA 19438

Members of the Board:

        We understand that Harleysville Group Inc. ("Harleysville Group") proposes to enter into an Agreement and Plan of Merger (the "Agreement") among Harleysville Group, Harleysville Mutual Insurance Company ("Mutual Parent"), Nationwide Mutual Insurance Company ("Nationwide"), and Nationwide Merger Sub, Inc., a wholly owned subsidiary of Nationwide ("Merger Sub"), pursuant to which, among other things, Merger Sub will merge with and into Harleysville Group (the "Subsidiary Merger") and each outstanding share of common stock, par value $1.00 per share, of Harleysville Group (the "Common Shares"), other than shares i) owned by Mutual Parent or its successors, or ii) held in the treasury of Harleysville Group, or iii) as to which dissenters' rights have been perfected, will be converted into the right to receive $60.00 in cash (the "Merger Consideration"). You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the holders of the Common Shares (other than Mutual Parent or its successors) of the Merger Consideration provided for in the Subsidiary Merger. The terms and conditions of the Subsidiary Merger are more fully specified in the Agreement.

        As part of our investment banking business, we are continually engaged in the valuation of insurance company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of insurance companies, we have experience in, and knowledge of, the valuation of insurance enterprises. In the ordinary course of our business as a broker-dealer, we may from time to time purchase securities from, and sell securities to, Harleysville Group, Nationwide or their respective affiliates, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of Harleysville Group, Nationwide or their respective affiliates, for our own account and for the accounts of our customers. We may also in the future provide investment banking services to Harleysville Group, Nationwide or their respective affiliates, for which we may receive compensation.

        We have not acted as financial advisor to Harleysville Group, Mutual Parent or Nationwide in connection with the Subsidiary Merger. We have acted exclusively for the Board of Directors of Harleysville Group in rendering this fairness opinion and will receive a fee from Harleysville Group for our services, no part of which is contingent upon the successful completion of the Subsidiary Merger. In addition, Harleysville Group has agreed to reimburse certain of our expenses and indemnify us against certain liabilities arising out of our engagement. Other than with respect to this present engagement, during the past two years we have not had any other material relationships with Harleysville Group or Nationwide for which we have received or intend to receive any compensation. In 2009, we provided advisory and investment banking services to Mutual Parent and received a fee for our services.

        In connection with this opinion, we have reviewed, analyzed and relied upon materials bearing upon the financial and operating condition of Harleysville Group and the Subsidiary Merger, including among other things, the following: (i) the Agreement; (ii) the Annual Reports to Stockholders and Annual Reports on Form 10-K for the three years ended December 31, 2010 of Harleysville Group; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Harleysville Group and certain other communications from Harleysville Group to their respective stockholders; and (iv) other financial information concerning the businesses and operations of Harleysville Group furnished to us by Harleysville Group for purposes of our analysis. We have also held discussions with senior management of Harleysville Group regarding the past and current business operations, regulatory relations, financial condition and future prospects of Harleysville Group and such other matters as we have deemed relevant to our inquiry. In addition, we have compared certain financial and stock market information for Harleysville Group with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the insurance industry, and performed such other studies and analyses as we considered appropriate.

        In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility for such verification or accuracy, and have relied upon the assurances of the management of Harleysville Group that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect. We have relied, with your consent, upon the management of Harleysville Group as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of such management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We express no opinion as to such forecasts and projections or the assumptions on which they are based. We are not experts in the evaluation of reserves for loss and loss adjustment expenses and did not make an independent evaluation or analysis of the adequacy of the loss reserves of Harleysville Group. Accordingly, we express no opinion as to the adequacy of the reserves for loss and loss adjustment expenses of Harleysville Group. We have assumed, with your consent, that the aggregate reserves for loss and loss adjustment expenses for Harleysville Group are adequate to cover such losses and loss adjustment expenses. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the assets, properties or liabilities (contingent or otherwise) of Harleysville Group or Nationwide. We have relied, with your consent and without independent verification, upon the advice of your legal, tax, accounting and actuarial advisors with respect to all such matters as they pertain to the Subsidiary Merger and the transactions contemplated by the Agreement.

        We have assumed that, in all respects material to our analyses, the following: (i) the Subsidiary Merger will be completed substantially in accordance with the terms set forth in the Agreement in the form reviewed by us; (ii) the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) all conditions to the completion of the Subsidiary Merger will be satisfied without any waivers or material modifications; and (v) in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Subsidiary Merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed or agreed to by the parties to the Agreement or their respective affiliates.

B-2

        We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following: (i) the historical and current financial position and results of operations of Harleysville Group; (ii) the assets and liabilities of Harleysville Group; and (iii) the nature and terms of certain other merger transactions involving insurance companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the insurance industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof, and we assume no duty to update or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not address the underlying business decision of Harleysville Group to engage in the Subsidiary Merger, or the relative merits of the Subsidiary Merger as compared to any strategic alternatives that may be available to Harleysville Group.

        This opinion is provided for the information of the Board of Directors of Harleysville Group in connection with its consideration of the Subsidiary Merger and does not constitute a recommendation as to how any holder of Common Shares should vote with respect to the Subsidiary Merger or any other matter. This opinion may not be disclosed to any other person, or used, quoted or referred to without our prior written consent.

        We are not expressing any opinion about the fairness of the amount or nature of the compensation to any of Harleysville Group's officers, directors or employees, or any class of such persons, relative to the Merger Consideration or otherwise.

        This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 2290 of the NASD Rules of the Financial Institutions Regulatory Authority.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration payable to holders of the Common Shares (other than Mutual Parent or its successors) is fair, from a financial point of view.

Very truly yours,
Keefe, Bruyette & Woods, Inc.

B-3

APPENDIX C

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0000123832_1 R1.0.0.11699 HARLEYSVILLE GROUP INC. 355 MAPLE AVENUE HARLEYSVILLE, PA 19438-2297 ATTN: MARK R. CUMMINS VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 and 2: For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of September 28, 2011, by and among Nationwide Mutual Insurance Company, Harleysville Mutual Insurance Company, Nationals Sub, Inc., and Harleysville Group Inc. 2. To approve, on a non-binding advisory basis, compensation that may be received by certain named executive officers of Harleysville Group Inc. in connection with the merger. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof. The undersigned hereby acknowledges reciept of the Notice of Special Meeting and the accompanying Proxy Statement prior to signing this voting card. Please sign exactly as your name(s) appear(s) on this proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000123832_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . HARLEYSVILLE GROUP INC. Special Meeting of Stockholders April 24, 2012 This proxy is solicited by the Board of Directors for use at the Special Meeting. The proxy statement is available on the Internet, by logging onto http://www.harleysvillegroup.com/hgi.pdf. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" Items 1 and 2, in accordance with the Board of Director's recommendations. By signing the proxy, you revoke all prior proxies and appoint Arthur E. Chandler, Beth A. Friel, and Robert A. Kauffman ("the Proxies"), and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change? Sign on reverse and indicate changes below. See reverse for voting instructions.